[Logo] WM
       GROUP OF FUNDS

                               [graphic omitted]

                                                    ----------------------------
                                                    THE DIFFERENCE IS EXPERIENCE
                                                    ----------------------------

                                                              SEMI-ANNUAL REPORT
                                             for the period ended April 30, 1999

FIXED-INCOME FUNDS

          target maturity 2002 fund

          short term high quality bond fund

          U.S. government securities fund

          income fund

          high yield fund

MUNICIPAL FUNDS

          california insured intermediate municipal fund

          california municipal fund

          florida insured municipal fund

          tax-exempt bond fund

EQUITY FUNDS

          bond & stock fund

          growth & income fund

          growth fund

          northwest fund

          emerging growth fund

          international growth fund

                               [graphic omitted]

message from the president .................................   2

WM Group of Funds market &
 economic overview .........................................   4

individual portfolio reviews ...............................   7

statements of assets and liabilities  ......................  38 statements of operations ...................................  42 statements of changes in net assets ........................  44 statements of changes in net assets -
 capital stock activity  ...................................  52 financial highlights .......................................  64 portfolio of investments ...................................  94 notes to financial statements .............................. 139

MESSAGE FROM THE PRESIDENT

[graphic omitted]

[Photo of William G. Papesh]

We are pleased to provide you this WM Group of Funds semi-annual report for the period ended April 30, 1999. As I review recent market activity, I am struck by certain similarities between the current investment environment and that of the 1950s and '60s. As in that period of American economic expansion, U.S. investors today are enjoying an extended period of economic abundance, brought about by structural changes in the global economy, as well as revolutionary technological advances.

Equity investors have benefited from exceptionally strong returns through much of this decade. The S&P 500 rose 28% in 1998, bringing the market's four-year cumulative gain to 190%.(1) Since 1995, the U.S. stock market has created almost $7 trillion in wealth.(2) On the fixed-income side, the early 1990s brought bond investors significant opportunities to benefit from declining interest rates. Internationally, increased opportunities in emerging markets have offered aggressive growth investors new venues in which to invest.

While this decade has been quite rewarding for many investors, there are aspects of the economy and financial markets that warrant some caution. For example, the domestic economy is expanding rapidly due primarily to strong consumer spending, with GDP growing between 4%-6% on an annualized basis. As a result, there is increased fear among investors that higher inflation may lead to higher interest rates. Also, while the Dow Jones Industrial Average continues to post record highs, the stock market's current strength is not broad based. Stocks of small- and medium-sized companies have not kept pace with the mega-cap growth stocks, some of which are trading at more than 100 times earnings. There is also concern that rapid change in the technology sector has a speculative environment, particularly with regard to some Internet stocks.

DEVELOP A STRATEGY TO WEATHER MARKET CYCLES

While no one can precisely predict the future course of the stock market, the economy and financial markets are often linked in more predictable ways. Economic growth can fuel inflation and higher interest rates, typically resulting in reduced consumer spending and slower corporate earnings growth. On the other hand, when the economy slows, interest rates typically fall, which helps to spur renewed investment. These cycles are an inherent part of investing. Fortunately, there are a variety of strategies that individual investors can employ to lessen the effects of market volatility on their portfolios.

First and foremost, investors can seek to remain diversi-fied by investing in a mix of equity and fixed-income investments. Some investors may be tempted to ignore this strategy when stocks are posting 20%+ returns per year. From April 1993 through April 1999, for example, the WM GROWTH FUND posted an average annual return of 26.52%, not adjusted for the maximum sales charge. For the 12 months ended April 30, 1999, the Fund gained 65.36%.(3) Yet, I would caution investors to remember that these years have been marked by an exceptionally strong stock market. Over an investment horizon of 10 or 20 years, a diversified strategy can provide strong returns with less risk than a pure equity portfolio. Since 1926, the long-term average annual return for stocks, as measured by the S&P 500, has been in the 10%-12% range. From its inception in May 1939 through April 30, 1999, the WM BOND & STOCK FUND has posted an average annual return of 9.06%, not adjusted for the maximum sales charge, with significantly less volatility in year-to-year returns than the S&P 500.(4)

Another strategy investors can use to help reduce risk in their investment portfolios is known as dollar cost averaging (DCA). With this strategy, a set amount is invested on a regular basis, usually monthly or quarterly. The advantage of a DCA program is that it allows you to take advantage of potential temporary price declines. For example, if you invest $100 each month, more shares will be bought when prices are low and fewer shares when prices are high. It is important to note that DCA does not guarantee a profit or protect against a loss, and you must consider your ability to continue purchases in a declining market. However, as a long-term investment strategy, it can help you lower the average cost of the shares you purchase.

YOUR INVESTMENT REPRESENTATIVE IS A VALUABLE RESOURCE

Whether you are investing for retirement, future college tuition costs, or short-term goals, your ability to meet your financial goals will require a well-defined investment strategy. Your Investment Representative can help you in several ways. First, he or she has the tools and resources available to help you clearly define your goals. Many individuals today who are saving for retirement, for example, may be unsure about the amount they actually need to save. Your Investment Representative can help you evaluate how the rising cost of living, coupled with today's longer lifespans, will affect your retirement savings goal. Secondly, your Investment Representative can assist you in determining which types of investment vehicles are best suited for your goals and objectives.

The WM GROUP OF FUNDS offers a diverse family of mutual funds with a variety of investment objectives to help you meet your financial goals. You can choose to combine individual funds, including stock, bond, and tax-exempt fixed-income funds, to create a diversified portfolio. Or, if you seek the advantages of a professionally managed asset allocation portfolio, consider also the WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS. We suggest you consult with your Investment Representative to determine which investments are appropriate for your particular needs.

Thank you for your continued trust in the WM GROUP OF FUNDS. We look forward to continuing to provide you with investment opportunities, today and into the next century.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

(1) Source: Ibbotson Associates

(2) Source: YOUR MONEY, June/July 1999

(3) Performance for A shares through March 31, 1999, adjusted for the maximum sales charge, is as follows: 1-year: 54.24%, 5-year: 26.14%, since inception: 24.70%. Past performance is not a guarantee of future results.

(4) Performance for A shares through March 31, 1999, adjusted for the maximum sales charge, is as follows: 1- year: -5.09%, 5-year: 12.69%, since inception: 8.87%. Past performance is not a guarantee of future results. The S&P 500 is an unmanaged, weighted index of 500 companies frequently used in the equity markets for comparison purposes. Investors cannot invest directly in an index, and there is no guarantee that the WM Bond & Stock Fund will be less volatile than this index in the future.

WM GROUP OF FUNDS
MARKET & ECONOMIC OVERVIEW

STRONG ECONOMIC GROWTH A POSITIVE FOR INVESTORS

In the wake of the Russian debt default and the bailout of Long-Term Capital Management, U.S. financial markets experienced a period of marked instability in August and September of last year. Markets then largely recovered in the fourth quarter of 1998. Normal price relationships in debt securities have been restored, and with investor confidence high, the Dow Jones Industrial Average broke through the 10,000 point barrier on March 29, 1999.

Following trends of recent periods, the largest companies tended to outperform smaller companies. The S&P 500, after giving up nearly all of its 1998 gains in the late summer correction, ended the year up 28.6%. The S&P Mid-Cap 400 posted a 19.1% gain for 1998, while the Russell 2000 fell 2.5%. This trend continued into 1999, with the S&P 500 gaining 9% through April 30, 1999. In the first four months of 1999, mid- and small-capitalization stocks as a group lost ground in January and February, posted minor gains in March, and rebounded significantly in April. The S&P Mid-Cap 400 advanced 4.3% through April 30, 1999, and the Russell 2000 climbed 3.1%.

STRONG ECONOMY BOLSTERS U.S. MARKETS

The U.S. economy posted surprisingly strong growth in the fourth quarter of 1998 and continued to expand in the first quarter of 1999, which bolstered corporate earnings growth. In 1998, gross domestic product (GDP) grew 3.9%, with increases in consumer spending generating a large amount of the results. Strong fourth quarter growth of 6% raised concerns of potentially higher inflation, but significant wage and price pressures have yet to materialize. This phenomenon is unique as inflation pressures normally follow periods of such strong economic growth.

In the first quarter, GDP growth of 4.1% was attributed to increases in consumer spending and business investment in technology. Consumer spending grew at a 6.7% annual rate in the first quarter, a significant increase over prior quarters. Rising consumer confidence is due in part to falling energy prices and low interest rates, which has led to a boom in mortgage refinancing. Business investment in durable equipment also rose, with spending on information technology up 21% on an annualized basis. Residential construction spending also posted strong gains in the first quarter.

Strong economic growth can often negatively impact the stock market as investors fear rising inflation will trigger higher interest rates and dampen corporate earnings. Yet despite historically low unemployment levels, inflation has remained relatively subdued. As a result, the Federal Reserve left interest rates unchanged at its March 30, 1999 Federal Open Market Committee (FOMC) meeting.

INTEREST RATES STABILIZE

Following Russia's debt default last August, investors flocked to U.S. debt issues, and as a result, rates on lower-quality debt rose dramatically. With strong demand for U.S. government debt, yields on Treasuries fell while prices increased significantly. Medium- and long-term Treasury bonds outperformed all conventional fixed-income investments in 1998. Thirty-year zero-coupon bonds gained 20.1% in 1998, as measured by Merrill Lynch's fixed-income indices.

As the financial crisis spread to Latin America, the Federal Reserve acted to forestall a "liquidity crunch" and to maintain normal price relationships between short- and long-term debt. By the end of 1998, the Federal Reserve had dropped the target federal funds rate from 5.5% to 4.8%, and cut the discount rate on two occasions to 4.5%.

DOW JONES INDUSTRIAL AVERAGE

six months ended 4-30-99
-----------------------------

Oct 98   8,592
Nov 98   8,975
         8,919
         9,159
         9,333
Dec 98   9,016
         8,821
         8,903
         9,217
         9,181
Jan 99   9,643
         9,340
         9,120
         9,358
Feb 99   9,304
         9,274
         9,339
         9,306
Mar 99   9,736
         9,876
         9,903
         9,822
        10,006
Apr 99   9,832
        10,173
        10,493
        10,689
        10,789

Source: The Wall Street Journal

Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. stock market performance. Individuals cannot invest directly in an index.

ASSET CLASS PERFORMANCE DISPARITY

                       Six months ended 4-30-99
-----------------------------------------------
LARGE-CAP STOCKS                        22.30%
MID-CAP STOCKS                          18.90%
SMALL-CAP STOCKS                        15.20%
MORTGAGE BONDS                           2.40%
T-BILLS                                  2.20%
CORPORATE BONDS                          1.80%
GOVERNMENT BONDS                        -1.00%

Source: Ibbotson Associates. Domestic Stocks are represented by: S&P 500, S&P Mid-Cap 400, and the Russell 2000, respectively. Bonds are represented by Lehman Brothers indices. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuation, and therefore, an investor may have a gain or loss in principal when the shares are sold. Indices are unmanaged and individuals cannot invest directly in an index. This chart is not intended to represent the performance of any mutual fund.

Overall investor confidence continued to strengthen in the first quarter of 1999. As a result, the Federal Reserve's interest rate policy is once again focused on inflation. Although job growth continues to be strong and the unemployment rate (4.2% in March) remains at the lowest point in three decades, inflation remains under 2%. A combination of modest increases in wages and better-than-expected productivity gains have resulted in flat or lower unit labor costs.

Yields on long-term U.S. Treasury bonds climbed to 5.6% on March 31, from 5.1% at the end of 1998. Since February, long-term interest rates have drifted in the 5.3% to 6.0% range, amid concerns that the Federal Reserve would raise interest rates to forestall inflation.

INTERNATIONAL MARKETS POST MIXED RESULTS

Many international economies have shown signs of recovery, but many analysts do not expect economic growth in emerging economies to reach the levels seen earlier in the decade for some time. The Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) Index gained over 15% for the six-month period ended April 30, 1999, with stronger performances by several European countries. The introduction of the Euro on January 1 established a new benchmark indicator for the direction of European economic growth and import/export activity. The cooperative framework between the 11 participating countries is being tested as the European Central Bank seeks to satisfy competing agendas. The bank recently cut interest rates 50 basis points to stimulate growth and increase pressure for corporate restructurings and labor market reform.

YIELD ON THE 30-YEAR TREASURY BOND

six months ended 4-30-99
-----------------------------------
Oct 98  5.160
Nov 98  5.390
        5.250
        5.220
        5.160
Dec 98  5.040
        5.030
        5.000
        5.220
        5.100
Jan 99  5.270
        5.110
        5.080
        5.090
Feb 99  5.350
        5.420
        5.390
        5.580
Mar 99  5.600
        5.530
        5.560
        5.660
Apr 99  5.600
        5.460
        5.570
        5.600
        5.660

Source: The Wall Street Journal

Note: Represents yield on the 30-year Treasury bond which is sometimes used to characterize the overall bond market.

Japan continues to be mired in a recession. In yet another attempt to jump-start its economy, the Bank of Japan dropped short-term interest rates to nearly zero percent in March. However, corporate borrowing remains at very low levels.

Despite strong gains in the fourth quarter of 1998, the recession-plagued Asian emerging markets were down an average of 7% for the year. Financial stability in the region is gradually being restored and markets have responded. Efforts to dispose of problem loans intensified with the development of a secondary market for corporate debt led by 15 Singapore and Hong Kong banks. In Latin America, stock markets of both Mexico and Brazil strengthened in the first quarter of 1999 as global uncertainty eased.

Slower economic growth internationally has had a negative effect on U.S. export growth. Exports did rise in the fourth quarter of last year as Asian markets began showing signs of recovery, but the gains were not sustained in the first quarter of 1999. In the near term, the U.S. economy will continue to rely on domestic consumer demand. Advances in corporate productivity will likely be a key factor for driving future growth in the economy and the markets.

TEMPERING THE EFFECTS OF MARKET VOLATILITY

While the stock market has continued to reach new highs this year, no one can predict what direction it is headed next. As an investor, however, one thing you can count on with certainty is market volatility. Investors should not become overconfident that the markets will continue to provide the above-average returns we have witnessed in recent years. Even in a bull market, it is wise to be prepared for market volatility. Since investment risk and reward go hand-in-hand, it is essential that you take steps to protect your assets while striving to meet your long-term goals.

Asset allocation and diversification help to minimize risk. Investing in different asset classes, such as stocks, bonds, and cash equivalents, can help you minimize the effect a downturn in one market sector may have on your entire portfolio. While creating a well-diversified portfolio can help smooth out the effects of market swings on your overall portfolio, it is essential that you review your investment mix on a regular basis. Allowing your portfolio to become too heavily weighted in one asset class can reduce diversification and expose you to unnecessary risk.

CONSULT REGULARLY WITH YOUR INVESTMENT REPRESENTATIVE

In order to keep your investment portfolio on track, it is important to stay focused on your investment objective and time frame. To ensure that your portfolio is properly diversified and in line with your goals, we encourage you to meet with your Investment Representative at least once a year. He or she can help you re-evaluate your portfolio and determine which investments are best suited for your particular needs.

The WM GROUP OF FUNDS offers an array of professionally managed investments that may be appropriate for your portfolio. Depending on your financial goals, you can choose among a variety of investment options, including six equity funds, four tax-exempt bond funds, five taxable bond funds, three money market funds, and five asset allocation funds.

To find out how the WM GROUP OF FUNDS can help you reach your long-term goals, please contact your Investment Representative for a WM GROUP OF FUNDS prospectus, which contains more complete information, including charges and expenses.


INTERNATIONAL MARKET PERFORMANCE

                 six months ended 4-30-99
-----------------------------------------
WORLD                              19.80%
EAFE                               15.44%
EUROPE                             11.00%
PACIFIC REGION                     27.70%
JAPAN                              30.10%
NORDIC REGION                      22.00%
IFCG EMERGING MARKETS              29.10%

Sources: Morgan Stanley Capital International (MSCI). MSCI indices are maintained and calculated by Morgan Stanley's Capital International group, which tracks more than 45 equity markets throughout the world. The MSCI indices are market capitalization weighted and cover both developed and emerging markets. In addition to the country indices, MSCI also calculates aggregate indices for the world, Europe, North America, Asia and Latin America. Most international mutual funds measure their performance against MSCI indices. Each region above is represented by the corresponding MSCI Index in U.S. Dollars. There are additional risks associated with international investing, including currency fluctuations.

                                     TO OUR
                                  SHAREHOLDERS

[graphic omitted]

                                We are pleased to
                              provide you with an
                                overview of the
                             following Funds in the
                                WM Group of Funds
                                 family for the
                             six-month period ended
                                April 30, 1999.


                               To help you better
                                 understand the
                             professional investment
                              management available
                                   to you as a
                               WM Group of Funds'
                                  shareholder,
                                  we have also
                              included biographies
                                of the investment
                             professionals managing
                                   the funds.

                            INDIVIDUAL FUND REVIEWS

WM ADVISORS, INC. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the Portfolio Managers in their day-to-day management of the Funds in the WM Group of Funds to ensure that the policies are met and guidelines are followed, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGUREs

In order to help you understand the Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day Securities and Exchange Commission (SEC) yield is computed by dividing net investment income per share over the one-month period ended April 30, 1999, by the maximum offering price on that date, and annualizing the result.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

THE YEAR 2000 PROBLEM

Many computer systems in use today cannot properly process date-related information in relation to the year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the WM Funds' major service providers fail to process this type of information properly, it could have a negative impact on Fund operations and the services that are provided to shareholders. Similarly, the values of certain of the WM Funds' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information.

The Advisor, Shareholder Servicing Agent and Administrator have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. The Funds are seeking assurance from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue. As of this date, the Funds have received assurances from their key service providers. However, there can be no guarantee that these assurances will ultimately be successful. In the event a key service provider cannot provide such assurance, the Funds and Portfolios may consider retaining an alternative service provider.

In addition, the Advisor has been informed by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Funds and Advisor have no reason to believe that these goals will not be achieved.

TARGET MATURITY
           2002 FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The day-to-day management of the Target Maturity 2002 Fund's portfolio is the responsibility of a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin. Mr. Pokrzywinski began managing the Target Maturity 2002 Fund on March 23, 1998.

PERFORMANCE REVIEW

The Target Maturity 2002 Fund performance for the six-month period ended April 30, 1999 was -2.01% (not adjusted for sales charge) due to a significant increase in interest rates in 1999.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 1999?

During the six-month period, there was a fairly significant rise in interest rates; this is negative for the Fund as its price moves in the opposite direction of interest rates. Rates increased by 70 basis points (0.70%) for intermediate-maturity Treasury bonds. The Fund's investment objective is to hold 90% of assets in zero-coupon Treasury notes with maturities in November of 2002.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

There have been no shifts in holdings that had a significant impact on performance. The Fund continued to hold the November 2002 zero-coupon Treasury strips.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Given the objective of the Fund to remain invested in Treasury STRIPs maturing at the termination date, the Fund's net asset value (NAV) will move inversely to interest rates. Over time, as its termination date approaches, the duration of the Fund will shorten, lessening the impact of changes in interest rates on the NAV. When the termination date is reached, the November 2002 Treasury STRIPs will mature.

The economy has been growing above potential in recent periods and if this continues, the risk of an acceleration in inflation will become a concern. The result of this growth has been higher interest rates -- this trend may continue in the short term. However, if a rise in rates occurs, it should be rather short lived because of the structural deflationary forces remaining in the world economy. Despite the possibility of higher near-term rates, we forecast lower interest rates over the course of the next 12 months -- a positive sign for the Fund.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                                          Fund
                                        (Class A
                          Fund           Shares;        Lehman
                        (Class A        adjusted       Brothers
                       Shares; not       for the      Government
                      adjusted for     maximum 2%        Bond        Inflation
                      sales charge)  sales charge)     Index(1)      (CPI)(1)
-------------------------------------------------------------------------------
Inception --  3/20/95    $10,000        $ 9,800
                           9,990          9,790        $10,000        $10,000
Apr 95                    10,140          9,937         10,131         10,007
                          10,690         10,476         10,539         10,020
Jun                       10,780         10,564         10,620         10,020
                          10,670         10,457         10,581         10,060
Aug                       10,840         10,623         10,705         10,100
                          10,960         10,741         10,808         10,134
Oct                       11,160         10,937         10,972         10,167
                          11,390         11,162         11,143         10,187
Dec 95                    11,570         11,339         11,301         10,208
                          11,642         11,410         11,370         10,208
Feb                       11,311         11,085         11,138         10,234
                          11,146         10,923         11,046         10,255
Apr                       10,990         10,770         10,975         10,289
                          10,928         10,710         10,957         10,281
Jun                       11,094         10,872         11,098         10,274
                          11,104         10,882         11,126         10,335
Aug                       11,042         10,821         11,101         10,368
                          11,270         11,044         11,285         10,422
Oct                       11,580         11,349         11,534         10,463
                          11,808         11,572         11,734         10,482
Dec 96                    11,621         11,389         11,615         10,489
                          11,643         11,410         11,627         10,509
Feb                       11,631         11,399         11,644         10,529
                          11,443         11,214         11,520         10,562
Apr                       11,632         11,399         11,686         10,596
                          11,732         11,497         11,787         10,616
Jun                       11,865         11,628         11,920         10,616
                          12,232         11,987         12,258         10,650
Aug                       12,065         11,824         12,137         10,683
                          12,243         11,998         12,319         10,710
Oct                       12,442         12,193         12,532         10,723
                          12,442         12,193         12,596         10,716
Dec 97                    12,582         12,330         12,728         10,729
                          12,798         12,542         12,919         10,750
Feb                       12,738         12,483         12,884         10,770
                          12,762         12,507         12,920         10,790
Apr                       12,834         12,577         12,978         10,810
                          12,917         12,659         13,112         10,829
Jun                       13,025         12,765         13,262         10,842
                          13,097         12,835         13,282         10,855
Aug                       13,493         13,223         13,627         10,868
                          13,900         13,622         13,995         10,881
Oct                       13,984         13,704         13,947         10,908
                          13,864         13,587         13,951         10,908
Dec 98                    13,847         13,570         13,982         10,901
                          13,860         13,582         14,063         10,928
Feb                       13,597         13,325         13,728         10,941
                          13,676         13,403         13,782         10,974
Apr 99                    13,702         13,428         13,814         10,997

(1) Index total returns were calculated from 3/31/95 to 4/30/99. The Lehman Brothers Government Bond Index represents all U.S. Government agency and Treasury securities. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

--------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99
CLASS A SHARES                               SIX MONTH  1 YEAR  SINCE INCEPTION*
                                                                (MARCH 20, 1995)

Fund (not adjusted for sales charge)           -2.01%    6.78%       7.96%
Fund (adjusted for the maximum
   2% sales charge)                            -3.99%    4.63%       7.44%
Lehman Brothers Government Bond Index(1)        0.82%    1.73%       8.23%

*Annualized

SHORT TERM HIGH QUALITY BOND FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Short Term High Quality Bond Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The Fund's A shares advanced 1.61% (not adjusted for sales charge) during the six-month period ended April 30, 1999. Long-term results are very favorable and provide the potential for inflation protection as the Fund has averaged 5.30% for the past five years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

With a portfolio of short-term securities, the largest contributor to performance is almost always the income generated by the Fund. Short-term bond prices are normally relatively stable, as they do not fluctuate with interest rate changes as much as long-term holdings. In addition, the Fund is highly concentrated in the highest rated securities; it is managed in an effort to be more stable and less risky than longer-maturity and lower-rated investment vehicles.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                                         Lehman
                                          Fund         Brothers
                                        (Class A      Mutual Fund
                          Fund           shares       Short (1-5)
                        (Class A        adjusted      Investment
                       Shares; not       for the        Grade
                      adjusted for     maximum 3.5%      Debt       Inflation
                      sales charge)    sales charge)   Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception - 11/1/93     $10,000        $ 9,650         $10,000       $10,000
                         10,005          9,655           9,991        10,014
Dec 93                   10,052          9,700           9,940        10,028
                         10,098          9,745          10,046        10,028
                         10,063          9,711           9,944        10,056
Mar                       9,947          9,599           9,831        10,077
                          9,908          9,561           9,772        10,119
                          9,915          9,568           9,788        10,126
Jun                       9,927          9,580           9,816        10,126
                          9,981          9,632           9,944        10,153
                          9,989          9,639           9,988        10,187
Sep                       9,993          9,644           9,933        10,222
                          9,997          9,647           9,945        10,236
                         10,002          9,652           9,888        10,244
Dec 94                    9,842          9,497           9,910        10,278
                          9,851          9,507          10,074        10,306
                          9,942          9,594          10,274        10,347
Mar                      10,037          9,685          10,339        10,375
                         10,130          9,776          10,461        10,383
                         10,357          9,995          10,730        10,396
Jun                      10,366         10,003          10,800        10,396
                         10,375         10,012          10,828        10,438
                         10,472         10,105          10,922        10,479
Sep                      10,524         10,156          10,993        10,514
                         10,625         10,253          11,100        10,549
                         10,726         10,351          11,233        10,570
Dec 95                   10,829         10,450          11,340        10,591
                         10,933         10,550          11,458        10,591
                         10,852         10,472          11,376        10,618
Mar                      10,815         10,437          11,331        10,640
                         10,776         10,399          11,321        10,675
                         10,786         10,408          11,330        10,667
Jun                      10,890         10,509          11,437        10,660
                         10,950         10,567          11,480        10,723
                         10,963         10,579          11,504        10,757
Sep                      11,069         10,682          11,650        10,813
                         11,171         10,780          11,830        10,855
                         11,268         10,874          11,960        10,876
Dec 96                   11,274         10,879          11,918        10,882
                         11,278         10,883          11,979        10,903
                         11,337         10,940          12,010        10,924
Mar                      11,349         10,952          11,956        10,959
                         11,404         11,005          12,080        10,994
                         11,506         11,104          12,177        11,015
Jun                      11,560         11,156          12,284        11,015
                         11,720         11,310          12,498        11,050
                         11,727         11,317          12,460        11,084
Sep                      11,780         11,368          12,590        11,112
                         11,840         11,425          12,678        11,125
                         11,846         11,431          12,700        11,119
Dec 97                   11,925         11,508          12,783        11,132
                         12,034         11,613          12,937        11,153
                         12,030         11,609          12,946        11,174
Mar                      12,084         11,661          12,995        11,195
                         12,139         11,714          13,067        11,216
                         12,192         11,765          13,155        11,236
Jun                      12,246         11,817          13,224        11,249
                         12,301         11,870          13,277        11,263
                         12,463         12,027          13,390        11,276
Sep                      12,625         12,183          13,665        11,290
                         12,628         12,186          13,641        11,317
                         12,625         12,183          13,704        11,317
Dec 98                   12,678         12,234          13,749        11,310
                         12,734         12,288          13,851        11,338
                         12,674         12,231          13,730        11,352
                         12,779         12,332          13,858        11,386
Apr 99                   12,832         12,383          13,924        11,410




(1) Index total returns were calculated from 10/31/93 to 4/30/99. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U).

    Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                          SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                                (NOVEMBER 1, 1993)

Fund (not adjusted for sales charge)                                      1.61%          5.70%         5.30%          4.64%
Fund (adjusted for the maximum 3.5% sales charge)                        -2.14%          2.18%         4.53%          3.97%
Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index(1)    2.08%          6.56%         7.34%          6.20%

CLASS B SHARES                                                          SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                                 (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)                  1.22%          4.90%          N/A           4.66%
Fund (adjusted for the maximum contingent deferred sales charge)         -2.74%          0.90%          N/A           4.66%
Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index(1)    2.08%          6.56%          N/A           7.50%

CLASS S SHARES                                                          SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                                 (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)                 1.23%           4.90%          N/A           4.66%
Fund (adjusted for the maximum contingent deferred sales charge)        -3.73%          -0.10%          N/A           4.49%
Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index(1)   2.08%           6.56%          N/A           7.50%

*Annualized

                             PORTFOLIO COMPOSITION++

                             AAA                 59%
                             AA                   6%
                             A                   19%
                             BBB                 16%

++ Bond ratings provided by Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

During the six-month period ended April 30, 1999, interest rates rose significantly, even for short-term maturities. This had a slightly negative impact on performance. Because of its short-term holdings, the interest rate increase was tempered. Relative performance can be attributed to the low duration (a measure of price sensitivity to interest rate changes) of the Fund and the strength in mortgage, asset-backed, and corporate sectors. As stability returned to global markets and liquidity returned to investments other than the U.S Treasury, fixed-income market performance broadened. Mortgage-backed and asset-backed securities were some of the strongest in the period and corporate holdings benefited from the strength of the domestic economy. The Fund benefited from the market broadening as over 75% of the portfolio is invested in these three sectors.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

During the period, assets were merged from the Griffin Short-Term Bond Fund into the WM Short Term High Quality Bond Fund. This merger was very complementary, as Fund assets were similar. As always, we remain very focused on high-quality holdings with an average weighting of AA++; currently, 65% of assets are invested in bonds rated AA or higher. Asset-backed securities have provided strong results in recent months; these holdings normally provide a 40 to 60 basis point yield advantage over Treasuries and have a secure structure with very little credit risk. We are in the process of increasing the position of these types of securities. We feel that a diversified portfolio of short-term mortgages, asset-backed, corporates and Treasuries should generate a competitive yield and provide relative stability. As of April 30, 1999, the SEC Yield of the Fund was 5.02% (4.46% for B shares).

The overall investment strategy is to modestly shift the holdings between sectors depending upon historical yield (spread) relationships. Generally, we think the best approach is to have the highest ratings concentrated in asset-backed, mortgage, and Treasury securities (equivalent to "AAA") and hold corporate securities for the "A" and "BBB" portion. This balance provides good risk/reward characteristics.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Economic growth has been far greater than predicted by most economists and analysts. The domestic economy has expanded at an average of over 5% for the past six months -- very high relative to historical averages. Following the higher than expected growth were renewed concerns over inflation and the possibility of intervention by the Federal Reserve. This has caused a fairly substantial rise in interest rates for short-term Treasuries. We feel that the interest rate increase is a short-term phenomenon and we see rates falling over the next 12 months. This creates a very positive environment for the Fund -- if growth slows from current levels and inflation concerns subside, rates could fall, supporting price performance for fixed-income assets.

U.S. GOVERNMENT
 SECURITIES FUND

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

The U.S. Government Securities Fund is managed by a fixed-income team led by senior portfolio manager Craig Sosey, who has over 15 years banking and financial analysis experience and joined WM Advisors, Inc. in 1998. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW

The Fund's A shares advanced 1.40% (not adjusted for sales charge), outperforming its benchmark during the six-month period ended April 30, 1999. Long-term results are very favorable and provide the potential for inflation protection as the Fund has averaged 8.85% for the past 10 years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose dramatically over the last six months, as worries about the global economy receded and the U.S. economy remained remarkably strong. Consumer spending increased as strong consumer confidence and rising income levels supported growth. With the higher than expected growth, price pressures surfaced and the Federal Reserve began looking closely at short-term interest rate levels. The rate on the 2-year Treasury note increased nearly 100 basis points, from 4.11% to 5.06%, while the 30-year bond yield rose 51 basis points to 5.66%. This of course, had a negative impact on performance of the Fund as prices move in the opposite direction of interest rates.

Helping offset the higher interest rates, was the improved performance of mortgage-backed securities during the period. Mortgage spreads tightened in the past six months, as prepayment fears lessened and refinancing opportunities diminished. This meant that mortgage holdings outperformed Treasuries as the difference in yields between these two types of bonds got smaller, allowing better relative price movement as well as normally higher income levels. Mortgages make up a significant portion of the Fund and have generated good results relative to many other fixed-income investments for the period. In fact, the Lehman Brothers Government Bond Index actually fell 0.96% over the past six months while the Fund reported positive performance. We will continue to focus on mortgage-backed securities as they normally perform very well in stable interest rate environments and we feel this strategy will help us meet our long-term investment goals.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+
                                          Fund
                                        (Class A
                          Fund           shares;        Lehman
                        (Class A        adjusted       Brothers
                       Shares; not       for the      Government
                      adjusted for   maximum 4.5%        Bond        Inflation
                      sales charge)  sales charge)     Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception* - 4/1/89     $10,000        $ 9,550         $10,000       $10,000
                         10,253          9,792          10,236        10,008
Jun 89                   10,539         10,065          10,578        10,025
                         10,741         10,258          10,801        10,075
                         10,597         10,120          10,620        10,116
                         10,632         10,153          10,665        10,175
                         10,860         10,371          10,942        10,241
                         10,970         10,477          11,048        10,300
Dec 89                   11,018         10,522          11,066        10,324
                         10,912         10,421          10,909        10,349
                         10,989         10,495          10,931        10,366
                         10,969         10,476          10,929        10,399
                         10,892         10,402          10,833        10,449
                         11,176         10,673          11,135        10,474
Jun                      11,302         10,794          11,311        10,491
                         11,487         10,970          11,456        10,599
                         11,420         10,906          11,296        10,648
                         11,512         10,994          11,405        10,707
                         11,639         11,115          11,591        10,724
                         11,883         11,348          11,848        10,749
Dec 90                   12,059         11,517          12,032        10,807
                         12,201         11,652          12,160        10,848
                         12,278         11,725          12,230        10,948
                         12,359         11,803          12,292        11,040
                         12,466         11,905          12,427        11,106
                         12,561         11,996          12,476        11,130
Jun                      12,557         11,992          12,458        11,130
                         12,714         12,142          12,607        11,197
                         12,958         12,375          12,899        11,214
                         13,216         12,621          13,170        11,231
                         13,377         12,775          13,286        11,248
                         13,497         12,890          13,419        11,281
Dec 91                   13,834         13,212          13,876        11,314
                         13,596         12,984          13,660        11,331
                         13,717         13,100          13,713        11,364
                         13,644         13,030          13,634        11,414
                         13,752         13,133          13,720        11,431
                         13,994         13,364          13,973        11,464
Jun                      14,170         13,533          14,173        11,472
                         14,361         13,715          14,530        11,489
                         14,498         13,846          14,665        11,531
                         14,636         13,977          14,872        11,590
                         14,461         13,810          14,658        11,606
                         14,446         13,796          14,633        11,622
Dec 92                   14,681         14,020          14,879        11,664
                         14,945         14,273          15,196        11,688
                         15,127         14,446          15,500        11,721
                         15,184         14,501          15,551        11,754
                         15,280         14,593          15,671        11,795
                         15,320         14,631          15,653        11,812
Jun                      15,572         14,872          16,001        11,803
                         15,651         14,947          16,099        11,861
                         15,873         15,159          16,458        11,903
                         15,881         15,167          16,520        11,944
                         15,947         15,229          16,583        11,978
                         15,777         15,067          16,400        11,995
Dec 93                   15,873         15,159          16,464        12,011
                         16,068         15,345          16,690        12,011
                         15,745         15,036          16,336        12,045
                         15,288         14,600          15,969        12,070
                         15,111         14,431          15,842        12,120
                         15,129         14,448          15,822        12,128
Jun                      15,041         14,364          15,785        12,128
                         15,347         14,656          16,076        12,161
                         15,350         14,659          16,079        12,202
                         15,046         14,369          15,852        12,244
                         14,973         14,300          15,841        12,261
                         14,948         14,275          15,813        12,270
Dec 94                   15,093         14,414          15,909        12,311
                         15,442         14,747          16,201        12,345
                         15,840         15,127          16,554        12,394
                         15,956         15,238          16,658        12,427
                         16,182         15,454          16,876        12,436
                         16,890         16,130          17,556        12,452
Jun                      16,990         16,225          17,691        12,452
                         16,896         16,135          17,626        12,502
                         17,110         16,340          17,832        12,552
                         17,276         16,498          18,003        12,593
                         17,525         16,736          18,277        12,635
                         17,775         16,975          18,562        12,660
Dec 95                   18,028         17,217          18,826        12,686
                         18,131         17,316          18,941        12,686
                         17,716         16,919          18,554        12,719
                         17,536         16,747          18,400        12,744
                         17,420         16,637          18,282        12,786
                         17,373         16,591          18,251        12,777
Jun                      17,596         16,805          18,487        12,768
                         17,634         16,840          18,533        12,844
                         17,568         16,778          18,492        12,885
                         17,884         17,080          18,799        12,952
                         18,324         17,500          19,213        13,002
                         18,732         17,889          19,547        13,027
Dec 96                   18,476         17,644          19,348        13,035
                         18,515         17,682          19,369        13,059
                         18,535         17,701          19,396        13,084
                         18,272         17,450          19,190        13,126
                         18,598         17,761          19,467        13,168
                         18,767         17,922          19,634        13,193
Jun                      19,005         18,150          19,854        13,193
                         19,591         18,709          20,418        13,235
                         19,356         18,485          20,216        13,276
                         19,671         18,786          20,519        13,310
                         20,006         19,106          20,874        13,326
                         20,082         19,178          20,981        13,318
Dec 97                   20,309         19,395          21,201        13,334
                         20,534         19,610          21,519        13,359
                         20,514         19,590          21,461        13,384
                         20,561         19,636          21,521        13,410
                         20,684         19,753          21,618        13,434
                         20,866         19,927          21,840        13,458
Jun                      21,048         20,101          22,089        13,474
                         21,115         20,165          22,122        13,490
                         21,375         20,413          22,698        13,506
                         21,655         20,680          23,310        13,523
                         21,603         20,631          23,231        13,556
                         21,730         20,752          23,238        13,556
Dec 98                   21,774         20,794          23,289        13,547
                         21,898         20,912          23,424        13,580
                         21,723         20,745          22,867        13,597
                         21,846         20,863          22,956        13,638
Apr 99                   21,908         20,922          23,009        13,666



(1) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)                                   1.40%          5.89%         7.71%          8.85%
Fund (adjusted for the maximum 4.5% sales charge)                     -3.19%          1.13%         6.73%          8.51%
Lehman Brothers Government Bond Index1                                -0.96%          6.44%         7.75%          8.69%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 31, 1994)
Fund (not adjusted for contingent deferred sales charge)               0.99%          4.95%         6.79%          6.43%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.94%         -0.04%         6.64%          6.43%
Lehman Brothers Government Bond Index1                                -0.96%          6.44%         7.75%          7.45%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 23, 1998)
Fund (not adjusted for contingent deferred sales charge)               0.89%          4.95%          N/A           4.77%
Fund (adjusted for the maximum contingent deferred sales charge)      -4.03%         -0.04%          N/A           1.17%
Lehman Brothers Government Bond Index1                                -0.96%          6.44%         7.75%          7.45%

*Annualized

                             PORTFOLIO COMPOSITION++

                    GNMA                               26%
                    TREASURIES                         12%
                    CMOS                               14%
                    FHLMC                              20%
                    FNMA                               19%
                    AGENCY OBLIGATIONS                  6%
                    OTHER                               3%

++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

In early March, the Griffin U.S. Government Income Fund was merged into the WM U.S. Government Securities Fund. The merger added over $100 million in assets to the Fund and reduced overall mortgage exposure by about 5%. We are now looking for opportunities to increase the mortgage exposure back up to targeted levels. Our long-term strategy is to hold approximately 90% of portfolio assets in mortgages to capitalize on their yield advantage over Treasuries.

Over the course of the period, we sold a number of smaller positions of high coupon mortgage securities that had not experienced a slow down in prepayments and reinvested the proceeds in mortgages that have better prepayment protection. This strategy should benefit the Fund as lower levels of prepayments help maintain a competitive yield. Some of our purchases were focused on Federal National Mortgage Association (FNMA) bonds as we were able to find compelling valuations in this very liquid market.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economy should continue to grow at a reasonable level, although at a slower pace than the last few quarters. However, fears of renewed inflation stemming from strong consumer spending and an improving global economy will keep interest rates volatile for a period until the market can gain a clearer picture of the outlook for the economy. We expect the Fund to continue to perform well in this environment. The high percentage of mortgage securities should generate a relatively high level of income in any rate scenario, while mitigating price fluctuations in a volatile market. We are looking to use periods of interest rate volatility to find attractive prices on mortgage-backed holdings and position the portfolio for relative strength.

INCOME
 FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The Fund's A shares advanced 2.23% (not adjusted for sales charge), outperforming its benchmark during the six-month period ended April 30, 1999. Long-term results are very favorable and provide the potential for inflation protection as the Fund has averaged 8.39% for the past 10 years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose fairly significantly over the last six months. Stronger than expected economic growth instilled new concerns over accelerating inflation. Rates of intermediate-term bonds increased by 75 basis points (0.75%) during the period. Although this negatively affected the price of the Fund, because of the competitive levels of income generated, the overall return of the Fund was positive. Over a long-term investment horizon, the majority of the overall total return of the Fund will be derived from its yield. As of April 30, 1999, the 30-day SEC Yield of the Fund's A shares was 6.08% (5.56% for B shares).

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                        Fund
                                      (Class A       Lehman
                        Fund           shares;      Brothers
                      (Class A        adjusted     Government/
                     Shares; not       for the      Corporate
                    adjusted for   maximum 4.5%       Bond        Inflation
                    sales charge)  sales charge)     Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception* - 4/1/89   $10,000        $ 9,550        $10,000        $10,000
                       10,147          9,690         10,246         10,008
Jun 89                 10,295          9,832         10,580         10,025
                       10,360          9,893         10,800         10,075
                       10,512         10,039         10,633         10,116
                       10,445          9,975         10,679         10,175
                       10,511         10,038         10,950         10,241
                       10,588         10,112         11,048         10,300
Dec 89                 10,625         10,147         11,065         10,324
                       10,568         10,092         10,913         10,349
                       10,489         10,017         10,937         10,366
                       10,505         10,033         10,938         10,399
                       10,508         10,035         10,838         10,449
                       10,476         10,005         11,152         10,474
Jun                    10,712         10,230         11,333         10,491
                       10,887         10,397         11,473         10,599
                       10,972         10,479         11,307         10,648
                       10,868         10,379         11,401         10,707
                       10,965         10,472         11,552         10,724
                       11,091         10,592         11,804         10,749
Dec 90                 11,294         10,785         11,982         10,807
                       11,435         10,921         12,117         10,848
                       11,550         11,031         12,221         10,948
                       11,696         11,169         12,305         11,040
                       11,836         11,304         12,447         11,106
                       11,992         11,452         12,505         11,130
Jun                    12,044         11,502         12,491         11,130
                       12,056         11,513         12,649         11,197
                       12,193         11,644         12,940         11,214
                       12,449         11,889         13,210         11,231
                       12,712         12,139         13,328         11,248
                       12,911         12,330         13,461         11,281
Dec 91                 13,019         12,433         13,915         11,314
                       13,413         12,809         13,709         11,331
                       13,242         12,646         13,781         11,364
                       13,305         12,707         13,705         11,414
                       13,266         12,669         13,788         11,431
                       13,360         12,759         14,055         11,464
Jun                    13,581         12,970         14,262         11,472
                       13,816         13,195         14,627         11,489
                       14,100         13,465         14,757         11,531
                       14,276         13,634         14,958         11,590
                       14,436         13,787         14,729         11,606
                       14,205         13,566         14,716         11,622
Dec 92                 14,176         13,538         14,969         11,664
                       14,403         13,755         15,295         11,688
                       14,695         14,034         15,613         11,721
                       14,983         14,308         15,666         11,754
                       15,067         14,389         15,787         11,795
                       15,183         14,500         15,779         11,812
Jun                    15,219         14,534         16,137         11,803
                       15,452         14,757         16,241         11,861
                       15,570         14,870         16,614         11,903
                       15,905         15,190         17,672         11,944
                       16,023         15,302         16,741         11,978
                       16,109         15,384         16,551         11,995
Dec 93                 15,872         15,158         16,624         12,011
                       15,961         15,243         16,874         12,011
                       16,233         15,503         16,506         12,045
                       15,829         15,117         16,101         12,070
                       15,331         14,641         15,968         12,120
                       15,188         14,505         15,939         12,128
Jun                    15,133         14,452         15,902         12,128
                       15,113         14,433         16,220         12,161
                       15,397         14,704         16,227         12,202
                       15,416         14,722         15,982         12,244
                       15,148         14,467         15,964         12,261
                       15,095         14,415         15,935         12,270
Dec 94                 15,076         14,398         16,041         12,311
                       15,191         14,508         16,349         12,345
                       15,467         14,771         16,728         12,394
                       15,847         15,134         16,840         12,427
                       15,978         15,259         17,074         12,436
                       16,255         15,523         17,789         12,452
Jun                    17,118         16,347         17,932         12,452
                       17,263         16,486         17,862         12,502
                       17,145         16,374         18,090         12,552
                       17,392         16,609         18,275         12,593
                       17,617         16,825         18,544         12,635
                       17,848         17,045         18,850         12,660
Dec 95                 18,138         17,322         19,127         12,686
                       18,469         17,638         19,245         12,686
                       18,603         17,766         18,837         12,719
                       18,107         17,292         18,679         12,744
                       17,950         17,142         18,550         12,786
                       17,827         17,025         18,519         12,777
Jun                    17,806         17,005         18,767         12,768
                       18,023         17,212         18,810         12,844
                       18,060         17,247         18,765         12,885
                       18,059         17,247         19,099         12,952
                       18,405         17,577         19,544         13,002
                       18,900         18,049         19,903         13,027
Dec 96                 19,334         18,464         19,683         13,035
                       19,109         18,249         19,706         13,059
                       19,169         18,307         19,748         13,084
                       19,203         18,339         19,513         13,126
                       18,952         18,099         19,797         13,168
                       19,225         18,360         19,982         13,193
Jun                    19,487         18,610         20,221         13,193
                       19,827         18,935         20,840         13,235
                       20,560         19,635         20,607         13,276
                       20,282         19,369         20,930         13,310
                       20,629         19,701         21,265         13,326
                       20,959         20,016         21,378         13,318
Dec 97                 21,047         20,100         21,602         13,334
                       21,247         20,291         21,907         13,359
                       21,330         20,370         21,863         13,384
                       21,494         20,527         21,931         13,410
                       21,565         20,595         22,040         13,434
                       21,822         20,840         22,276         13,458
Jun                    21,988         20,998         22,503         13,474
                       21,955         20,967         22,522         13,490
                       22,040         21,049         22,961         13,506
                       22,439         21,430         23,617         13,523
                       22,143         21,147         23,450         13,556
                       22,520         21,506         23,590         13,556
Dec 98                 22,551         21,536         23,647         13,547
                       22,774         21,750         23,815         13,580
                       22,246         21,245         23,248         13,597
                       22,368         21,362         23,364         13,638
Apr 99                 22,635         21,616         23,423         13,666


(1) Index total returns were calculated from 10/31/88 to 4/30/99. The Lehman Brothers Government/Corporate Bond Index is unmanaged and represents all government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)                                   2.23%          4.96%         8.38%          8.39%
Fund (adjusted for the maximum 4.5% sales charge)                     -2.32%          0.22%         7.39%          7.90%
Lehman Brothers Government/Corporate Bond Index1                      -0.11%          6.27%         7.96%          8.88%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               1.83%          4.16%         7.53%          7.13%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.12%         -0.75%         7.38%          7.13%
Lehman Brothers Government/Corporate Bond Index1                      -0.11%          6.27%         7.96%          7.65%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 23, 1998)
Fund (not adjusted for contingent deferred sales charge)               1.82%          4.16%          N/A           3.67%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.12%         -0.75%          N/A           0.15%

*Annualized

                             PORTFOLIO COMPOSITION++

                    INDUSTRIAL BONDS                        41%
                    FINANCIAL BONDS                         11%
                    FOREIGN BONDS                           11%
                    OTHER CORPORATE BONDS                   14%
                    MORTGAGE-BACKED                         14%
                    TREASURIES                               6%
                    OTHER                                    3%

The performance over the six-month period was also helped by resurgence in the corporate sector. As the flight-to-quality of last summer moved completely behind us, our dominant investment sector -- investment grade corporate bonds -- outperformed much of the fixed-income market. Economic strength, a surging stock market, and good consumer sentiment supported this sector. In addition, our investment in below investment grade corporate debt provided very strong performance as the high-yield sector led the market.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

In March, the assets of the Griffin Bond Fund were merged into the WM Income Fund. This proved to be a benefit to shareholders as we were able to acquire additional mortgage-backed securities. We were in the process of increasing our exposure to this sector, which generally provides strong yields and relative performance during stable interest rate environments. As a result of the merger, we are also in the process of reducing the number of issues in the portfolio. Credit quality of the Fund remained strong, with securities average rating of A-++.

We have focused purchases on businesses in non-cyclical industries that are less capital intensive and have more free cash flow. These firms are less susceptible to changes in the business cycle, for example, Cendant Corporation, a worldwide provider of consumer and business services has performed well. We continue to invest primarily in a diverse portfolio of intermediate-maturity, investment-grade corporate bonds with some holdings in mortgages and Treasury notes. These investments work together in an attempt to produce the stated objectives of a high level of current income with preservation of capital. Corporate bonds are the primary investment tools used to accomplish the objectives of the Fund. We focus our efforts on a core portfolio of liquid, recognizable issuers such as General Motors, United Airlines, and Time Warner. A smaller percentage of the portfolio is based on bottom-up research, scouring the market to find issuers that we feel can achieve a higher level of income and are priced attractively. The Fund moves within sectors and industries based on the anticipation of the business cycle. Currently, the Fund is focused on Healthcare and Telecommunications. From an interest rate perspective, the strategy is to skew Fund investments based upon our secular outlook for interest rates.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economy has been growing above potential in recent periods and if this continues, the risk of an acceleration in inflation will become a concern. The result of this growth has been higher interest rates -- this trend may continue in the short term. Any rise in sales, however, should be rather short lived because of the structural deflationary forces remaining in the world economy. Forces, such as global competition, could offset current price pressures and hold inflation back. Despite the possibility of higher near-term rates, we forecast lower interest rates over the course of the next 12 months -- a potentially positive sign for the Fund.

++ Bond ratings provided by Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

HIGH YIELD FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The High Yield Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The Fund's A shares advanced 10.19% (not adjusted for sales charge), outperforming its benchmark during the six-month period ended April 30, 1999. The Fund continued to generate a very competitive yield. As of April 30, 1999, the 30-day SEC Yield for A shares was 9.12% (8.67% for B shares).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The performance of the Fund and of the high-yield market in general was exceptional for the six-month period ended April 30, 1999. In the summer of 1998, a global flight-to-quality crippled the below investment grade market as the asset class retreated considerably. The event culminated with a collapse of the Russian economy and major problems for global hedge funds. This period was the worst in five years for the high-yield market, as concerns erupted over a credit crunch in the banking system and a lack of liquidity for financial institutions. In response, both stock markets and the high-yield market fell severely. Central banks around the developed world intervened, lowering interest rates and infusing capital into many emerging markets.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                       Fund
                                     (Class A
                        Fund          shares;        Lehman
                      (Class A       adjusted       Brothers
                     Shares; not      for the         High
                    adjusted for   maximum 4.5%       Yield        Inflation
                    sales charge)  sales charge)     Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception - 4/8/98   $ 9,997        $ 9,547         $10,000       $10,000
May                    9,965          9,517          10,018        10,035
Jun                    9,918          9,471          10,030        10,071
Jul                    9,892          9,447          10,042        10,129
Aug                    9,345          8,925          10,054         9,569
Sep                    9,336          8,916          10,066         9,612
Oct                    9,310          8,891          10,091         9,415
Nov                    9,686          9,250          10,091         9,806
Dec 98                 9,670          9,235          10,085         9,817
Jan                    9,834          9,391          10,109         9,962
Feb                    9,722          9,284          10,122         9,903
Mar                    9,899          9,453          10,152         9,998
Apr 99                10,259          9,798          10,173        10,192

(1) Index total returns were calculated from 4/30/98 to 4/30/99. The Lehman Brothers High Yield Index includes all below investment-grade, corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (APRIL 8, 1998)
Fund (not adjusted for sales charge)                                  10.19%          2.63%          N/A           2.44%
Fund (adjusted for the maximum 4.5% sales charge)                      5.21%         -1.99%          N/A          -1.89%
Lehman Brothers high yield index(1)                                    8.24%          1.92%          N/A           1.92%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                               (MAY 5, 1998)
Fund (not adjusted for contingent deferred sales charge)               9.74%          N/A            N/A           2.42%
Fund (adjusted for the maximum contingent deferred sales charge)       4.74%          N/A            N/A          -2.22%
Lehman Brothers high yield index(1)                                    8.24%          N/A            N/A           1.92%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (AUGUST 10, 1998)
Fund (not adjusted for contingent deferred sales charge)               9.74%          N/A            N/A           3.93%
Fund (adjusted for the maximum contingent deferred sales charge)       4.74%          N/A            N/A          -0.90%
Lehman Brothers high yield index1                                      8.24%          N/A            N/A           1.92%

*Annualized

                             PORTFOLIO COMPOSITION++

                    HEALTH CARE BONDS                       18%
                    TREASURY NOTES                           2%
                    OTHER CORPORATE BONDS                   24%
                    INFORMATION TECHNOLOGY                  12%
                    EQUITY                                   8%
                    FOREIGN BONDS                           32%
                    OTHER                                    4%

The intervention erased market fears. And as liquidity returned to the markets and the economy remained strong, prices in the high-yield market rebounded significantly. Even as the general level of interest rates increased in 1999, prices of high-yield bonds also increased and economic stability returned. Higher-yielding securities tend to be more tied to economic conditions than to changes in overall interest rate levels. As a result, the High Yield Fund appreciated while many fixed-income investments reported negative performance. We continued to remain positive and focused on the objectives of the Fund during the turbulent period and we were able to capture the full extent of the rally.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

During the course of the six-month period, our holdings in technology performed very well as signs of over capacity in the industry diminished and demand began to strengthen. We continued to invest a good portion of assets in U.S. dollar denominated foreign holdings as global economies improved and these bonds performed extremely well. For example, our Asian (U.S. Dollar denominated) holdings performed very well as the economies of South East Asia strengthened considerably from their lows. Our intense research allows us to uncover foreign firms that add value and yield to the overall portfolio. It is not likely that we will increase the foreign exposure, since much of the price appreciation may be behind us. Most of these investments are in some of the larger companies in these regions and still remain attractive because of their high yields.

We saw some weakness in a portion of our healthcare holdings, particularly in the long-term care sector. Changes in government reimbursement for Medicare have had a severe impact on financial performance. We took advantage of the decline in prices to accumulate positions of high-quality operators in the sector. We feel these providers have the financial strength and acumen to remain viable under the new payment system. Overall, the Fund was positioned to take advantage of very positive market conditions throughout the period.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Yields in the below investment grade market continue to remain very attractive. Inflation remains a wildcard -- accelerating inflation would be detrimental to high-yield securities, as well as to most financial assets. If inflation becomes embedded in the economy, the Federal Reserve will be forced to increase interest rates to slow growth and therefore curb price pressures. Although the economy has exhibited greater than expected growth for the past few quarters, we feel there is little risk that inflation will rise significantly. This is due to the following factors:

o Some weakness in global conditions

o Excess capacity worldwide

o Technological enhancements

o Favorable demographics

o A Federal Reserve that is proactive instead of reactive

Over longer periods of time, the income generated from high-yield investments makes up the majority of the overall return to an investor in the High Yield Fund. However, over shorter horizons, the movement of prices will have a significant impact on overall results (as was seen with the trough of last summer and the subsequent rally in the past six months). Therefore, we suggest maintaining a long-term focus so that the best investment value in the high-yield market can be captured.

++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99. There may be additional risks associated with foreign securities. There are also additional credit and default risks associated with lower-rated securities.

CALIFORNIA INSURED INTERMEDIATE
    MUNICIPAL FUND

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro is portfolio manager of the WM California Municipal and the WM California Insured Intermediate Municipal Funds. He serves as Vice President at Van Kampen Investments and has been with the company since 1992.

PERFORMANCE REVIEW

The Fund's A shares advanced 0.81% (not adjusted for sales charge) during the past six months and since inception the Fund has averaged a 6.86% annual return (not adjusted for sales charge). The 30-day SEC Yield for the Fund as of April 30, 1999 was 3.08% for A shares and 2.46% for B shares. The Fund's tax equivalent SEC Yield for A shares was 5.62% and 4.49% for B shares.(++)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Economic growth was very strong for the period as consumer confidence drove demand and the Asian financial crisis subsided. High levels of retail sales, strong construction spending, and low unemployment propelled the nation's gross domestic product (GDP) growth to 6% and 4.1% for the past two quarters respectively.

Even with a rebound in emerging markets and the strength of the domestic economy, strong inflation pressures did not surface as prices of many commodities dropped significantly. Although rising oil prices pushed inflation up 3.3% on an annualized basis in the first four months of 1999, overall price increases remained moderate enough to keep inflation-adjusted interest rates attractive.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                      Fund
                                    (Class A
                       Fund          shares;          Lehman
                     (Class A       adjusted         Brothers
                    Shares; not      for the        Municipal
                   adjusted for   maximum 4.5%         Bond         Inflation
                   sales charge)  sales charge)      Index(1)       (CPI)(1)
--------------------------------------------------------------------------------
Inception - 4/4/94   $10,000         $ 9,550
                      10,172           9,714         $10,000         $10,000
                      10,264           9,802          10,087          10,007
Jun                   10,226           9,766          10,025          10,007
                      10,410           9,942          10,209          10,034
                      10,443           9,973          10,245          10,068
Sep                   10,333           9,868          10,094          10,102
                      10,181           9,723           9,914          10,117
                      10,039           9,587           9,735          10,124
Dec 94                10,175           9,717           9,949          10,158
                      10,468           9,997          10,234          10,185
                      10,793          10,308          10,531          10,226
Mar                   10,911          10,420          10,653          10,254
                      10,913          10,422          10,665          10,261
                      11,253          10,746          11,006          10,274
Jun                   11,117          10,617          10,910          10,274
                      11,257          10,751          11,013          10,315
                      11,430          10,916          11,153          10,357
Sep                   11,507          10,989          11,224          10,391
                      11,648          11,123          11,386          10,425
                      11,800          11,269          11,575          10,446
Dec 95                11,849          11,316          11,686          10,467
                      11,960          11,421          11,775          10,467
                      11,939          11,402          11,695          10,494
Mar                   11,775          11,245          11,546          10,515
                      11,754          11,225          11,513          10,550
                      11,733          11,205          11,509          10,542
Jun                   11,812          11,280          11,634          10,535
                      11,925          11,388          11,740          10,597
                      11,937          11,400          11,738          10,631
Sep                   12,028          11,487          11,902          10,686
                      12,153          11,607          12,036          10,728
                      12,359          11,803          12,255          10,748
Dec 96                12,312          11,758          12,203          10,755
                      12,348          11,792          12,227          10,775
                      12,418          11,859          12,339          10,796
Mar                   12,291          11,738          12,175          10,830
                      12,350          11,795          12,277          10,865
                      12,503          11,941          12,461          10,886
Jun                   12,634          12,065          12,594          10,886
                      12,929          12,347          12,943          10,920
                      12,836          12,258          12,821          10,954
Sep                   12,955          12,372          12,974          10,982
                      13,005          12,419          13,057          10,995
                      13,054          12,467          13,134          10,988
Dec 97                13,191          12,598          13,326          11,001
                      13,302          12,703          13,463          11,022
                      13,323          12,724          13,467          11,043
Mar                   13,277          12,679          13,479          11,064
                      13,216          12,621          13,419          11,084
                      13,402          12,799          13,631          11,104
Jun                   13,426          12,822          13,684          11,117
                      13,464          12,858          13,718          11,131
                      13,676          13,061          13,929          11,144
Sep                   13,888          13,263          14,103          11,158
                      13,888          13,263          14,103          11,185
                      13,899          13,274          14,153          11,185
Dec 98                13,884          13,259          14,188          11,178
                      14,034          13,403          14,357          11,205
                      13,974          13,345          14,294          11,219
                      13,995          13,365          14,314          11,253
Apr 99                14,002          13,372          14,349          11,276


(1) Index total returns were calculated from 4/30/94 to 4/30/99. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                               (APRIL 4, 1994)
Fund (not adjusted for sales charge)                                   0.81%          5.96%         6.60%          6.86%
Fund (adjusted for the maximum 4.5% sales charge)                     -3.73%          1.15%         5.62%          5.90%
Lehman Brothers Municipal Bond Index(1)                                1.75%          6.94%         7.49%          7.49%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                               (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               0.43%          5.16%          N/A           5.93%
Fund (adjusted for the maximum contingent deferred sales charge)      -4.44%          0.16%          N/A           5.76%
Lehman Brothers Municipal Bond Index1                                  1.75%          6.94%          N/A           7.70%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                               (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               0.46%          5.19%          N/A           5.93%
Fund (adjusted for the maximum contingent deferred sales charge)      -4.41%          0.19%          N/A           5.76%
Lehman Brothers Municipal Bond Index1                                  1.75%          6.94%          N/A           7.70%

*Annualized

                             PORTFOLIO COMPOSITION++

                    AAA                                88%
                    A                                   1%
                    BBB                                 3%
                    NOT RATED                           8%

Yields on municipal bonds remained very attractive compared to Treasuries. Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

Despite volatility in much of the financial markets, the municipal market remained relatively stable. This happened as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached record lows. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

In the intermediate range of the yield curve, 10-year AAA rated national offerings yielded 4.18% at the beginning of the year, compared to 4.30% at the end of the first quarter. In comparison, 10-year California AAA rated insured securities outperformed the general market, beginning the year at 4.28% and ending the quarter at 4.25%.

The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998, we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers remained firm -- in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

Issuance in California was down 27% during the first three months of 1999 compared to the same period a year ago, however we continued to see a steady supply of attractive offerings. The credit outlook for the state of California and local government bonds remains positive due to broad-based economic expansion that has lead to improved fiscal positions and increases in reserves. The state has diversified its economy both regionally and by sector since the early 1990s. Overall, the economic forecast for the state reflects moderate growth as the most likely outcome for 1999 with the potential for a manageable slowdown.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

We continue to maintain a higher than required percentage of AAA rated securities, which at the end of the reporting period totaled 88% of assets.++ Demand for quality California securities remains strong -- both instate and nationally -- and we will continue to maintain this emphasis, as we feel this sector will outperform.

Sector concentrations were adjusted during the period, with a 9% increase in exposure to public education bonds and a 7% decrease to the transportation industry. This shift in industry weighting did not significantly impact Fund performance. The Fund continues to be well diversified with exposure to fourteen industries, the largest of which is public education.

We also increased our holdings of bonds subject to the Alternative Minimum Tax
(AMT). These securities typically offer a slightly higher yield over non-AMT securities.

WHAT IS THE INTERMEDIATE AND LONG-TERM OUTLOOK FOR THE FUND AND THE OVERALL ECONOMY?

Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Because of low inflation, we do not foresee any significant increase in interest rates in the near term -- a favorable situation for bond prices. We believe the supply of municipal debt will be lower than last year's near record levels. A decrease in new issue supply will most likely help to restore the price relationship between municipals and Treasuries to more traditional levels.

Strong economic performance continues to bolster the credit conditions of municipal issuers -- a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, because municipal bond insurers have recently become more cautious.(*) If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

Finally, we see the potential for changes in traditional economic activity toward the end of the year due to investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover value.

++ Bond ratings provided by Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

(++) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT). Tax equivalent yield based on a 39.6% Federal and 9.3% State tax brackets and the federal deduction of state taxes paid.

(*) Insurance applies only to the timely repayment of principal and interest and does not eliminate market risk.

CALIFORNIA
   MUNICIPAL FUND

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro joined the company in 1992, and serves as Vice President and portfolio manager of Van Kampen Investments. He has had primary portfolio management responsibility for the California Municipal Fund since May 1992.

PERFORMANCE REVIEW

The Fund's A shares advanced 1.77% (not adjusted for sales charge) during the past six months and since inception the Fund has averaged a 7.31% annual return (not adjusted for sales charge). The 30-day SEC Yield for the Fund as of April 30, 1999 was 3.81% for A shares and 3.20% for B shares. The Fund's tax equivalent yield for A shares was 6.95% and 5.84% for B shares.(++)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter of 1998, the nation's gross domestic product (GDP) rose at an astounding 6% annual rate and remained strong at 4.1% through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales -- all the result of increased consumer confidence.

Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up during the first four months of 1999, overall price increases remained moderate enough to keep inflation-adjusted interest rates attractive.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                         Fund
                                       (Class A
                          Fund          shares;         Lehman
                        (Class A       adjusted        Brothers
                       Shares; not     for the        Municipal
                      adjusted for   maximum 4.5%        Bond        Inflation
                      sales charge)  sales charge)     Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception - 7/25/89     $10,000        $ 9,550
                         10,080          9,626         $10,000        $10,000
                          9,978          9,529           9,902         10,041
                          9,952          9,504           9,872         10,099
                         10,117          9,662           9,993         10,165
                         10,252          9,790          10,168         10,223
Dec 89                   10,325          9,860          10,251         10,247
                         10,208          9,748          10,203         10,272
                         10,303          9,840          10,294         10,288
                         10,379          9,912          10,297         10,321
                         10,214          9,755          10,223         10,371
                         10,458          9,988          10,445         10,396
Jun                      10,598         10,122          10,537         10,412
                         10,750         10,266          10,692         10,520
                         10,497         10,024          10,537         10,569
                         10,564         10,089          10,544         10,627
                         10,740         10,257          10,734         10,644
                         10,992         10,498          10,950         10,669
Dec 90                   10,993         10,498          10,998         10,726
                         11,044         10,547          11,146         10,767
                         11,115         10,615          11,243         10,866
                         11,161         10,659          11,247         10,957
                         11,274         10,767          11,397         11,023
                         11,389         10,876          11,498         11,047
Jun                      11,357         10,846          11,487         11,047
                         11,472         10,956          11,627         11,114
                         11,607         11,085          11,780         11,130
                         11,724         11,196          11,933         11,147
                         11,864         11,330          12,041         11,164
                         11,901         11,365          12,075         11,197
Dec 91                   12,054         11,511          12,334         11,230
                         12,045         11,503          12,362         11,247
                         12,059         11,516          12,366         11,279
                         12,096         11,552          12,371         11,329
                         12,182         11,633          12,481         11,346
                         12,315         11,761          12,629         11,379
Jun                      12,556         11,991          12,841         11,387
                         13,015         12,430          13,226         11,404
                         12,812         12,236          13,096         11,445
                         12,851         12,273          13,181         11,503
                         12,587         12,020          13,052         11,519
                         12,970         12,387          13,286         11,535
Dec 92                   13,159         12,567          13,421         11,577
                         13,336         12,736          13,577         11,601
                         13,899         13,274          14,069         11,634
                         13,787         13,167          13,919         11,666
                         13,939         13,311          14,060         11,707
                         14,028         13,396          14,139         11,724
Jun                      14,294         13,651          14,375         11,715
                         14,282         13,640          14,394         11,773
                         14,654         13,994          14,693         11,814
                         14,847         14,179          14,860         11,855
                         14,848         14,180          14,889         11,888
                         14,628         13,970          14,758         11,905
Dec 93                   14,955         14,282          15,069         11,922
                         15,113         14,433          15,241         11,922
                         14,719         14,057          14,846         11,955
                         13,967         13,338          14,242         11,980
                         13,981         13,352          14,363         12,029
                         14,088         13,454          14,488         12,038
Jun                      13,982         13,352          14,400         12,038
                         14,210         13,570          14,663         12,070
                         14,264         13,622          14,714         12,111
                         14,075         13,441          14,498         12,153
                         13,788         13,168          14,240         12,170
                         13,446         12,841          13,982         12,178
Dec 94                   13,667         13,052          14,290         12,219
                         14,126         13,490          14,699         12,252
                         14,559         13,904          15,126         12,301
                         14,728         14,065          15,300         12,335
                         14,757         14,093          15,319         12,343
                         15,224         14,539          15,807         12,359
Jun                      15,040         14,363          15,670         12,359
                         15,112         14,432          15,819         12,409
                         15,300         14,611          16,019         12,458
                         15,414         14,721          16,120         12,500
                         15,660         14,955          16,354         12,541
                         15,950         15,232          16,626         12,566
Dec 95                   16,139         15,413          16,785         12,591
                         16,212         15,483          16,913         12,591
                         16,123         15,397          16,798         12,624
                         15,885         15,170          16,583         12,649
                         15,869         15,155          16,536         12,691
                         15,869         15,155          16,530         12,682
Jun                      16,003         15,283          16,710         12,673
                         16,168         15,441          16,862         12,748
                         16,228         15,498          16,859         12,789
                         16,441         15,701          17,095         12,855
                         16,623         15,875          17,287         12,905
                         16,899         16,139          17,602         12,930
Dec 96                   16,852         16,094          17,528         12,937
                         16,882         16,123          17,561         12,962
                         17,021         16,255          17,723         12,987
                         16,847         16,089          17,487         13,028
                         16,972         16,208          17,634         13,070
                         17,192         16,419          17,898         13,095
Jun                      17,414         16,631          18,089         13,095
                         17,956         17,148          18,590         13,137
                         17,810         17,009          18,415         13,177
                         18,019         17,208          18,634         13,210
                         18,147         17,330          18,754         13,226
                         18,292         17,469          18,864         13,218
Dec 97                   18,585         17,748          19,140         13,234
                         18,730         17,887          19,337         13,259
                         18,754         17,910          19,343         13,284
                         18,754         17,910          19,360         13,310
                         18,666         17,826          19,273         13,334
                         18,963         18,109          19,577         13,358
Jun                      19,023         18,167          19,654         13,374
                         19,036         18,180          19,703         13,390
                         19,320         18,451          20,006         13,406
                         19,600         18,718          20,256         13,422
                         19,559         18,679          20,256         13,455
                         19,651         18,767          20,327         13,455
Dec 98                   19,712         18,825          20,378         13,446
                         19,937         19,040          20,621         13,479
                         19,859         18,965          20,530         13,496
                         19,893         18,998          20,559         13,536
Apr 99                   19,905         19,009          20,610         13,565

(1) Index total returns were calculated from 7/31/89 to 4/30/99. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JULY 25, 1989)
Fund (not adjusted for sales charge)                                   1.77%          6.65%         7.33%          7.31%
Fund (adjusted for the maximum 4.5% sales charge)                     -2.81%          1.84%         6.35%          6.81%
Lehman Brothers Municipal Bond Index(1)                                1.75%          6.94%         7.49%          7.70%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               1.39%          5.85%          N/A           6.79%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.55%          0.85%          N/A           6.63%
Lehman Brothers Municipal Bond Index(1)                                1.75%          6.94%          N/A           7.70%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               1.39%          5.85%          N/A           6.79%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.55%          0.85%          N/A           6.63%
Lehman Brothers Municipal Bond Index(1)                                1.75%          6.94%          N/A           7.70%

*Annualized

                             PORTFOLIO COMPOSITION++

                    AAA                                62%
                    AA                                  9%
                    A                                   4%
                    BBB                                 9%
                    NON RATED                          16%

Yields on municipal bonds remained very attractive relative to treasuries. Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Also, while most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a small range, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998, we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised -- in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

Issuance in California was down 27% during the first three months of 1999 compared to the same period a year ago; however, we continued to see a steady supply of attractive offerings. The credit outlook for the state of California and local government bonds remains positive due to broad-based economic expansion that has lead to improved fiscal positions and increases in reserves. The state has diversified its economy both regionally and by sector since the early 1990s and we project moderate growth.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

We made some minor shifts in rating distribution and sector concentration, but these adjustments did not significantly impact the Fund's performance. However, due to increasing financial pressures on the hospital and health care industry, we reduced the Fund's holdings in this sector. Although many health care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to view this sector more cautiously. For example, one of the main participants of the California HMO market is Kaiser Permanente which insures one out of every five insured Californians. Kaiser reported a sizeable loss for 1998 after a similar loss in 1997 due to industry wide competitive pressures and higher operating costs.

Through the end of 1998, over 55% of new issue volume in California came to the market insured. Reflecting this, 62% of the portfolio remains AAA rated++ and we continue to see the most value in this sector. An additional 16% of assets are non-rated, a position which helps support the portfolio's dividend distributions.

WHAT IS THE INTERMEDIATE AND LONG-TERM OUTLOOK FOR THE FUND AND THE OVERALL ECONOMY?

Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Because of this benign inflation, we do not foresee any significant increase in interest rates in the near term -- a favorable situation for bond prices. We believe the supply of municipal debt will be lower than last year's near record levels. A decrease in new issue supply will most likely help to restore the price relationship between municipals and Treasuries to more traditional levels.

Strong economic performance continues to bolster the credit conditions of municipal issuers -- a trend we expect to persist. Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover value. The Fund continues to experience strong growth, and our outlook is positive. As new assets flow into the fund, we will invest the proceeds in line with the current structure and characteristics of the portfolio.

++ Bond ratings provided by Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

(++)A portion of income may be subject to some State and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
    (AMT). Tax equivalent yield based on a 39.6% Federal and 9.3% State tax brackets and the federal deduction of state taxes paid.

FLORIDA INSURED
     MUNICIPAL FUND

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN INVESTMENTS

Mr. Byron, Vice President of Van Kampen, has over 15 years of experience with the company. He has been with Van Kampen since 1981 and held the position of Head Buyer and Manager, with responsibility for all tax-exempt and taxable Unit Investment Trusts. Mr. Byron has had primary portfolio management responsibility for the WM Florida Insured Municipal Fund since January 1997.

PERFORMANCE REVIEW

The Fund advanced 1.25% (not adjusted for sales charge) for the six-month period and has averaged 7.14% per year for the past five years ended April 30, 1999 (not adjusted for sales charge). The 30-day SEC Yield for the Fund was 3.83% for A shares and 3.25% for B shares. The Fund's tax equivalent yield for A shares was 6.34% and 5.38% for B shares.(++)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. The nation's gross domestic product (GDP) rose at 6.0% percent annual rate in the fourth quarter and remained strong at 4.1% during the first quarter of 1999. This level of growth is attributed to a strong housing market and high retail sales -- all results of increased consumer confidence. The economy began to show signs of slowing early in 1999 as corporate profits and wage growth declined. Despite continued improvements in Asia, Latin America, and the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3% at an annualized rate during 1999, overall price increases remained moderate enough to keep inflation-adjusted interest rates attractive.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                       Fund
                                     (Class A
                        Fund          shares;         Lehman
                      (Class A       adjusted        Brothers
                     Shares; not      for the       Municipal
                    adjusted for    maximum 4.5%       Bond         Inflation
                    sales charge)  sales charge)      Index(1)       (CPI)(1)
--------------------------------------------------------------------------------
Inception - 6/7/93   $10,000         $ 9,550
                      10,050           9,598         $10,000         $10,000
                      10,083           9,629          10,013          10,049
                      10,387           9,920          10,221          10,084
Sep                   10,511          10,038          10,338          10,119
                      10,545          10,070          10,357          10,148
                      10,355           9,889          10,266          10,162
Dec 93                10,686          10,206          10,483          10,176
                      10,813          10,326          10,602          10,176
                      10,414           9,945          10,328          10,205
Mar                    9,797           9,356           9,907          10,226
                       9,893           9,448           9,992          10,268
                       9,970           9,521          10,079          10,275
Jun                    9,899           9,454          10,017          10,275
                      10,092           9,638          10,200          10,303
                      10,095           9,641          10,236          10,338
Sep                    9,960           9,512          10,086          10,373
                       9,675           9,240           9,906          10,388
                       9,410           8,987           9,727          10,395
Dec 94                 9,780           9,340           9,941          10,430
                      10,043           9,591          10,225          10,458
                      10,362           9,896          10,523          10,500
Mar                   10,464           9,993          10,644          10,529
                      10,445           9,975          10,656          10,536
                      10,702          10,220          10,996          10,550
Jun                   10,495          10,022          10,901          10,550
                      10,587          10,111          11,004          10,592
                      10,758          10,274          11,144          10,634
Sep                   10,815          10,329          11,214          10,669
                      11,053          10,556          11,377          10,705
                      11,315          10,806          11,566          10,726
Dec 95                11,498          10,981          11,677          10,747
                      11,556          11,036          11,766          10,747
                      11,431          10,917          11,686          10,775
Mar                   11,156          10,654          11,536          10,797
                      11,134          10,633          11,504          10,833
                      11,147          10,645          11,499          10,825
Jun                   11,288          10,780          11,624          10,817
                      11,430          10,915          11,730          10,881
                      11,419          10,905          11,728          10,916
Sep                   11,597          11,076          11,892          10,973
                      11,729          11,201          12,026          11,016
                      11,944          11,407          12,245          11,037
Dec 96                11,891          11,356          12,193          11,043
                      11,880          11,345          12,216          11,064
                      12,001          11,461          12,329          11,085
Mar                   11,881          11,346          12,165          11,121
                      11,943          11,405          12,267          11,156
                      12,103          11,558          12,451          11,177
Jun                   12,240          11,689          12,584          11,177
                      12,647          12,078          12,932          11,213
                      12,537          11,973          12,811          11,248
Sep                   12,688          12,117          12,963          11,276
                      12,776          12,202          13,046          11,290
                      12,877          12,298          13,123          11,283
Dec 97                13,080          12,491          13,315          11,296
                      13,206          12,612          13,452          11,318
                      13,192          12,598          13,456          11,339
Mar                   13,208          12,613          13,468          11,361
                      13,159          12,567          13,407          11,381
                      13,342          12,741          13,619          11,402
Jun                   13,382          12,780          13,672          11,416
                      13,437          12,832          13,707          11,429
                      13,634          13,021          13,918          11,443
Sep                   13,805          13,183          14,092          11,457
                      13,795          13,174          14,092          11,485
                      13,849          13,226          14,141          11,485
Dec 98                13,864          13,240          14,176          11,478
                      13,997          13,367          14,345          11,506
                      13,940          13,312          14,282          11,520
                      13,927          13,300          14,302          11,554
Apr 99                13,966          13,338          14,338          11,578

(1) Index total returns were calculated from 6/30/93 to 4/30/99. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR       5 YEAR*     SINCE INCEPTION*
                                                                                                               (JUNE 7, 1993)
Fund (not adjusted for sales charge)                                  1.25%          6.13%         7.14%            5.83%
Fund (adjusted for the maximum 4.5% sales charge)                    -3.27%          1.39%         6.15%            5.01%
Lehman Brothers Municipal Bond Index(1)                               1.75%          6.94%         7.49%            6.37%

CLASS B SHARES                                                       SIX MONTH       1 YEAR       5 YEAR*     SINCE INCEPTION*
                                                                                                               (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              0.87%          5.34%          N/A             6.59%
Fund (adjusted for the maximum contingent deferred sales charge)     -4.08%          0.34%          N/A             6.42%
Lehman Brothers Municipal Bond Index1                                 1.75%          6.94%          N/A             7.70%

CLASS S SHARES                                                       SIX MONTH       1 YEAR       5 YEAR*     SINCE INCEPTION*
                                                                                                               (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              0.89%          5.36%          N/A             6.59%
Fund (adjusted for the maximum contingent deferred sales charge)     -4.06%          0.36%          N/A             6.43%
Lehman Brothers Municipal Bond Index(1)                               1.75%          6.94%          N/A             7.70%

*Annualized

                             PORTFOLIO COMPOSITION++

                         AAA                           83%
                         BBB                            8%
                         NOT RATED                      9%

Yields on municipal bonds remained attractive compared to Treasuries. Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds diminished. Early in 1999, investors realized the tremendous opportunities available in the municipal market and municipal demand increased. In conjunction with a recent slowdown in supply, this boost in demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

Although most financial markets experienced significant volatility during the period, the municipal market remained relatively stable. Much of the stability can be attributed to municipals' isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America had little effect on municipals. The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998, we experienced record levels of municipal issuance. Although the amount of municipal debt increased, the credit quality improved and the positive economic environment led to stronger balance sheets. As a result, more municipal issuance occurred to finance special growth and expansion projects, as opposed to municipal bonds being used to finance their regular operations.

The proportion of higher-yielding municipal bonds also increased during the period and the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate for increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

The fiscal condition of the state of Florida is very sound. Strong revenue growth and mild expenditure increases resulted in a budget surplus and a strong reserve fund balance. Budget surpluses have prompted the recent passage of the largest tax cut in state history. Part of the $1 billion tax cut includes a reduction in the intangibles tax rate. With no state income tax, the sales tax remains the dominant source of state revenues accounting for about 60% of total revenues. Debt levels of the state are relatively modest despite recent increases in issuance.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We made minor adjustments to sector concentration, which did not significantly impact Fund performance. We increased exposure to the public education sector, with a similar decrease to water and sewer bonds. AAA rated++ insured assets increased slightly, ending the period at 83% of assets. The remainder of the portfolio is almost evenly distributed between BBB rated and non-rated exposure.++

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. Inflation should steadily rise throughout 1999 to more normal levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress. Strong economic performance continues to bolster the credit conditions of municipal issuers. As mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

Although insured debt has been increasing in recent years, we have experienced a reversal of this trend, and municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases. We believe the supply of municipal debt will be lower than last year's near record levels. A decrease in new issue supply will most likely help to restore the price relationship between municipals and Treasuries to more traditional levels.

Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover value. We do not expect to make any significant changes to the structure of the portfolio. We feel the Fund is positioned for continued strong performance and will continue our "bottom up" approach of investing by identifying individual securities we feel will out-perform the general market.


  ++ Bond ratings provided by Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

(++) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT). Tax equivalent yield based on a 39.6% Federal tax rate.

TAX-EXEMPT BOND FUND

PORTFOLIO MANAGERS:
DAVID JOHNSON AND THOMAS BYRON
VAN KAMPEN INVESTMENTS

The Fund is co-managed by David Johnson and Thomas Byron. Mr. Johnson, Senior Portfolio Manager, has 14 years of tax-free management experience. He has a BS from Lewis University and an MBA from Loyola University. Mr. Byron has been with Van Kampen since 1981 and currently serves as a Vice President. He received his BS in Finance from Marquette University and his MBA from Depaul University. Van Kampen has had management responsibilities of the Fund since January 1999.

PERFORMANCE REVIEW

The Fund advanced 1.42% for the six-month period and has averaged 7.19% per year for the past 10 years ended April 30, 1999 (not adjusted for sales charge). The 30-day SEC Yield for the Fund was 4.04% for A shares and 3.46% for B shares. On a tax equivalent basis, the Fund's yield for A shares is 6.69% and 5.73% for B shares.(++)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. The nation's gross domestic product (GDP) rose at a 6.0% annual rate in the fourth quarter and remained strong at 4.1% in the first quarter of 1999. This level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales -- all a result of confident consumers given the positive employment environment. The economy began to show signs of slowing early in 1999 as corporate profits and wage growth declined.

Despite continued improvements in Asia, Latin America, and the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3% at an annualized rate during 1999, overall price increases remained moderate enough to keep inflation-adjusted interest rates very attractive.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                      Fund
                                    (Class A
                        Fund         shares;        Lehman
                      (Class A      adjusted       Brothers
                     Shares; not     for the       Municipal
                    adjusted for   maximum 4.5%     Bond       Inflation
                    sales charge)  sales charge)   Index(1)     (CPI)(1)
--------------------------------------------------------------------------------
Inception* - 4/1/89   $10,000       $ 9,550       $10,000       $10,000
                       10,141         9,685        10,208        10,008
Jun 89                 10,226         9,766        10,347        10,025
                       10,326         9,862        10,488        10,075
                       10,244         9,783        10,385        10,116
                       10,230         9,769        10,354        10,175
                       10,303         9,840        10,480        10,241
                       10,447         9,977        10,663        10,300
Dec 89                 10,529        10,055        10,751        10,324
                       10,428         9,958        10,700        10,349
                       10,540        10,066        10,795        10,366
                       10,526        10,053        10,799        10,399
                       10,405         9,937        10,721        10,449
                       10,675        10,195        10,955        10,474
Jun                    10,794        10,308        11,051        10,491
                       10,930        10,438        11,214        10,599
                       10,731        10,248        11,051        10,648
                       10,774        10,289        11,058        10,707
                       10,928        10,436        11,258        10,724
                       11,204        10,700        11,484        10,749
Dec 90                 11,236        10,730        11,535        10,807
                       11,356        10,845        11,689        10,848
                       11,427        10,913        11,791        10,948
                       11,457        10,941        11,795        11,040
                       11,549        11,029        11,952        11,106
                       11,659        11,134        12,059        11,130
Jun                    11,637        11,114        12,047        11,130
                       11,812        11,280        12,194        11,197
                       11,955        11,417        12,355        11,214
                       12,113        11,568        12,515        11,231
                       12,225        11,675        12,628        11,248
                       12,219        11,669        12,663        11,281
Dec 91                 12,513        11,950        12,935        11,314
                       12,523        11,959        12,965        11,331
                       12,495        11,933        12,969        11,364
                       12,504        11,942        12,974        11,414
                       12,614        12,047        13,090        11,431
                       12,761        12,186        13,244        11,464
Jun                    12,992        12,407        13,467        11,472
                       13,503        12,896        13,871        11,489
                       13,286        12,688        13,735        11,531
                       13,293        12,695        13,824        11,590
                       13,108        12,518        13,689        11,606
                       13,432        12,828        13,934        11,622
Dec 92                 13,639        13,026        14,076        11,664
                       13,792        13,171        14,239        11,688
                       14,299        13,656        14,754        11,721
                       14,183        13,544        14,598        11,754
                       14,316        13,671        14,746        11,795
                       14,358        13,712        14,828        11,812
Jun                    14,676        14,016        15,076        11,803
                       14,627        13,969        15,095        11,861
                       15,004        14,329        15,409        11,903
                       15,212        14,528        15,585        11,944
                       15,254        14,568        15,615        11,978
                       15,014        14,338        15,477        11,995
Dec 93                 15,350        14,659        15,804        12,011
                       15,526        14,828        15,984        12,011
                       15,065        14,387        15,570        12,045
                       14,378        13,731        14,936        12,070
                       14,440        13,790        15,063        12,120
                       14,582        13,926        15,194        12,128
Jun                    14,469        13,818        15,102        12,128
                       14,749        14,086        15,378        12,161
                       14,775        14,110        15,432        12,202
                       14,503        13,850        15,205        12,244
                       14,231        13,591        14,934        12,261
                       13,938        13,311        14,664        12,270
Dec 94                 14,347        13,701        14,987        12,311
                       14,797        14,131        15,415        12,345
                       15,283        14,595        15,864        12,394
                       15,392        14,699        16,046        12,427
                       15,396        14,703        16,065        12,436
                       15,933        15,216        16,578        12,452
Jun                    15,771        15,062        16,434        12,452
                       15,899        15,184        16,590        12,502
                       16,048        15,326        16,800        12,552
                       16,134        15,408        16,906        12,593
                       16,410        15,672        17,151        12,635
                       16,749        15,995        17,436        12,660
Dec 95                 16,965        16,202        17,604        12,686
                       17,055        16,287        17,737        12,686
                       16,885        16,126        17,617        12,719
                       16,614        15,866        17,391        12,744
                       16,509        15,767        17,343        12,786
                       16,513        15,770        17,336        12,777
Jun                    16,665        15,915        17,525        12,768
                       16,819        16,062        17,684        12,844
                       16,823        16,066        17,681        12,885
                       17,023        16,257        17,928        12,952
                       17,182        16,409        18,130        13,002
                       17,473        16,687        18,461        13,027
Dec 96                 17,393        16,611        18,382        13,035
                       17,400        16,617        18,417        13,059
                       17,556        16,766        18,587        13,084
                       17,315        16,536        18,339        13,126
                       17,432        16,646        18,494        13,168
                       17,687        16,892        18,771        13,193
Jun                    17,849        17,046        18,971        13,193
                       18,401        17,573        19,496        13,235
                       18,152        17,335        19,313        13,276
                       18,336        17,511        19,543        13,310
                       18,455        17,625        19,668        13,326
                       18,551        17,716        19,784        13,318
Dec 97                 18,889        18,039        20,073        13,334
                       19,059        18,201        20,280        13,359
                       19,011        18,156        20,286        13,384
                       19,023        18,167        20,304        13,410
                       18,891        18,041        20,213        13,434
                       19,165        18,303        20,532        13,458
Jun                    19,248        18,382        20,612        13,474
                       19,261        18,394        20,664        13,490
                       19,587        18,705        20,982        13,506
                       19,790        18,900        21,244        13,523
                       19,753        18,864        21,244        13,556
                       19,786        18,896        21,318        13,556
Dec 98                 19,848        18,955        21,372        13,547
                       20,080        19,176        21,626        13,580
                       19,988        19,088        21,531        13,597
                       19,976        19,077        21,561        13,638
Apr 99                 20,036        19,134        21,615        13,666


(1) The Lehman Brothers Municipal Bond Index is unmanaged and includes all investment grade municipal bond issues. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)                                   1.42%          6.04%         6.77%          7.19%
Fund (adjusted for the maximum 4.5% sales charge)                     -3.12%          1.21%         5.79%          6.70%
Lehman Brothers Municipal Bond Index(1)                                1.75%          6.94%         7.49%          8.01%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               1.02%          5.22%         5.89%          5.73%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.92%          0.22%         5.73%          5.73%
Lehman Brothers Municipal Bond Index(1)                                1.75%          6.94%         7.49%          7.54%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 23, 1998)
Fund (not adjusted for contingent deferred sales charge)               1.06%          5.20%          N/A           3.95%
Fund (adjusted for the maximum contingent deferred sales charge)      -3.88%          0.20%          N/A           0.35%

*Annualized

                             PORTFOLIO COMPOSITION++

                    AAA                                47%
                    AA                                 24%
                    A                                  13%
                    BBB                                10%
                    NON RATED                           6%

Yields on municipal bonds remained attractive compared to Treasuries. Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds diminished. Early in 1999, investors realized the tremendous opportunities available in the municipal market and municipal demand increased. In conjunction with a recent slowdown in supply, this boost in demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

Although most financial markets experienced significant volatility during the period, the municipal market remained relatively stable. Much of the stability can be attributed to municipals' isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America had little effect on municipals. The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998, we experienced record levels of municipal issuance. Although the amount of municipal debt increased, the credit quality of many issuers improved as the positive economic environment led to stronger balance sheets. As a result, we saw more municipalities issuing to finance special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate for increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that were felt to have a strong underlying quality.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Management of the Fund's assets was transferred to Van Kampen effective January of 1999. Most shifts in sector concentrations that occurred during the period were a result of merging the assets of the Griffin Municipal Bond fund into the portfolio in March. Due to increasing financial pressures on the hospital and health care industry, however, we did reduce the Fund's holdings in this sector. Although many health care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to view this sector more cautiously.

Our focus was on supporting the fund's income stream while monitoring its risk level and price volatility. We found value in bonds in the intermediate range of the yield curve -- primarily 15 to 20 year maturities. This range of the yield curve offered almost as much yield as comparable 30-year bonds, but with significantly less volatility.

The credit quality of the portfolio remains high, with almost 47% of assets being AAA rated.++ We increased our exposure to non-rated securities that help contribute to overall income levels. As we see attractive offerings of non-rated issues in the market, we will continue to add to this position by leveraging our research expertise.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. Inflation should steadily rise throughout 1999 to more normal levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress.

Strong economic performance continues to bolster credit conditions of municipal issuers. As mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue. Although insured debt has been increasing in recent years, we have experienced a reversal of this trend, and municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases. We believe the supply of municipal debt will be lower than last year's near record levels. A decrease in new issue supply will most likely help to restore the price relationship between municipals and Treasuries to more traditional levels.

Finally, potential for changes in traditional economic activity arise as concerns about year 2000 computer problem surface. These temporary concerns, however, may result in investment opportunities our research staff can explore to uncover value. We do not expect to make any significant changes to the structure of the portfolio.

 ++ Bond ratings provided by Standard & Poors and Moody's. Allocation percentages are based on total investment value of the portfolio as of 4/30/99.

(++) A portion of the Fund's income may be subject to some state and/or local tax. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability. Tax equivalent yield based on a 39.6% Federal tax rate.

BOND & STOCK FUND

PORTFOLIO MANAGER:
JEFFREY D. HUFFMAN
WM ADVISORS, INC.

Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. has been the lead manager for the Bond & Stock Fund since January 1995. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 14 years of investment management experience.

PERFORMANCE REVIEW

The Fund's A shares advanced 11.32% (not adjusted for sales charge) during the six-month period ended April 30, 1999. Long-term results provide the potential for inflation protection and growth as the Fund has averaged 11.74% for the past 10 years (not adjusted for sales charge). Although the Fund has underperformed the overall market in recent periods, this trend could reverse as the market broadens and value stocks regain strength.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The outlook for the global economy has improved as the credit crunch of last summer has given way to strong economic growth. Many central banks decreased interest rates toward the end of 1998. Market liquidity has improved and emerging markets have rebounded. The domestic economy grew at very high levels during the period, as consumer spending drove the expansion forward. The levels of growth surpassed most observers' expectations and after months of nonexistent inflation and even some deflationary forces, renewed concerns for escalating prices surfaced. This caused a spike in interest rates in 1999. The Federal Reserve is watching the inflation front very closely and is poised to tighten rates if inflation fears prove true.

                      GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                      Fund
                                    (Class A
                        Fund         shares;        Lehman        Standard
                      (Class A      adjusted        Brothers       & Poors
                     Shares; not     for the       Government/       500
                    adjusted for   maximum 5.5%     Corporate     Composite      Inflation
                    sales charge)  sales charge)   Bond Index(1)   Index(1)      (CPI)(1)
-------------------------------------------------------------------------------------------
Inception* - 4/1/89   $10,000        $ 9,450        $10,000        $10,000        $10,000
                       10,286          9,721         10,246         10,402         10,008
Jun 89                 10,372          9,802         10,580         10,346         10,025
                       10,778         10,185         10,800         11,275         10,075
                       10,826         10,231         10,633         11,492         10,116
                       10,769         10,176         10,679         11,448         10,175
                       10,661         10,075         10,950         11,181         10,241
                       10,593         10,010         11,048         11,414         10,300
Dec 89                 10,572          9,991         11,065         11,683         10,324
                       10,220          9,658         10,913         10,899         10,349
                       10,271          9,706         10,937         11,040         10,366
                       10,371          9,800         10,938         11,330         10,399
                       10,116          9,560         10,838         11,050         10,449
                       10,676         10,089         11,152         12,127         10,474
Jun                    10,696         10,108         11,333         12,043         10,491
                       10,665         10,079         11,473         12,004         10,599
                       10,046          9,494         11,307         10,920         10,648
                        9,828          9,287         11,401         10,383         10,707
                        9,890          9,346         11,552         10,344         10,724
                       10,350          9,781         11,804         11,011         10,749
Dec 90                 10,581          9,999         11,982         11,312         10,807
                       10,942         10,340         12,117         11,812         10,848
                       11,473         10,842         12,221         12,658         10,948
                       11,632         10,992         12,305         12,959         11,040
                       11,804         11,155         12,447         12,995         11,106
                       12,083         11,419         12,505         13,552         11,130
Jun                    11,857         11,205         12,491         12,932         11,130
                       11,987         11,328         12,649         13,538         11,197
                       12,161         11,492         12,940         13,856         11,214
                       12,249         11,575         13,210         13,629         11,231
                       12,304         11,627         13,328         13,811         11,248
                       12,106         11,440         13,461         13,253         11,281
Dec 91                 12,883         12,174         13,915         14,768         11,314
                       12,836         12,130         13,709         14,493         11,331
                       12,941         12,229         13,781         14,679         11,364
                       12,887         12,179         13,705         14,391         11,414
                       13,182         12,457         13,788         14,810         11,431
                       13,252         12,523         14,055         14,890         11,464
Jun                    13,241         12,513         14,262         14,674         11,472
                       13,658         12,907         14,627         15,265         11,489
                       13,586         12,839         14,757         14,957         11,531
                       13,742         12,986         14,958         15,129         11,590
                       13,550         12,804         14,729         15,183         11,606
                       13,862         13,100         14,716         15,695         11,622
Dec 92                 14,157         13,379         14,969         15,901         11,664
                       14,280         13,495         15,295         16,017         11,688
                       14,464         13,868         15,613         16,233         11,721
                       14,734         13,924         15,666         16,582         11,754
                       14,610         13,807         15,787         16,176         11,795
                       14,759         13,947         15,779         16,613         11,812
Jun                    14,809         13,995         16,137         16,667         11,803
                       14,835         14,019         16,241         16,589         11,861
                       15,298         14,456         16,614         17,221         11,903
                       15,254         14,415         16,672         17,094         11,944
                       15,443         14,594         16,741         17,441         11,978
                       15,229         14,391         16,551         17,277         11,995
Dec 93                 15,469         14,618         16,624         17,489         12,011
                       15,908         15,033         16,874         18,075         12,011
                       15,534         14,679         16,506         17,587         12,045
                       14,922         14,102         16,101         16,822         12,070
                       15,013         14,188         15,968         17,041         12,120
                       15,092         14,262         15,939         17,318         12,128
Jun                    14,805         13,990         15,902         16,891         12,128
                       15,186         14,351         16,220         17,450         12,161
                       15,567         14,711         16,227         18,160         12,202
                       15,238         14,400         15,982         17,722         12,244
                       15,305         14,463         15,964         18,128         12,261
                       14,973         14,149         15,935         17,463         12,270
Dec 94                 15,139         14,307         16,041         17,718         12,311
                       15,397         14,550         16,349         18,179         12,345
                       15,857         14,985         16,728         18,884         12,394
                       16,243         15,349         16,840         19,443         12,427
                       16,653         15,737         17,074         20,009         12,436
                       17,227         16,280         17,789         20,799         12,452
Jun                    17,575         16,609         17,932         21,288         12,452
                       17,934         16,948         17,862         21,997         12,502
                       18,113         17,117         18,090         22,056         12,552
                       18,687         17,659         18,275         22,980         12,593
                       18,756         17,725         18,544         22,900         12,635
                       19,327         18,264         18,850         23,907         12,660
Dec 95                 19,860         18,768         19,127         24,350         12,686
                       20,421         19,298         19,245         25,187         12,686
                       20,335         19,216         18,837         25,429         12,719
                       20,369         19,249         18,679         25,673         12,744
                       20,500         19,372         18,550         26,050         12,786
                       20,805         19,660         18,519         26,723         12,777
Jun                    20,929         19,778         18,767         26,832         12,768
                       20,398         19,266         18,810         25,638         12,844
                       20,665         19,529         18,765         26,182         12,885
                       21,398         20,221         19,099         27,653         12,952
                       21,693         20,500         19,544         28,411         13,002
                       22,681         21,434         19,903         30,567         13,027
Dec 96                 22,561         21,320         19,683         29,968         13,035
                       23,117         21,845         19,706         31,829         13,059
                       23,371         22,085         19,748         32,087         13,084
                       22,954         21,691         19,513         30,752         13,126
                       23,370         22,085         19,797         32,588         13,168
                       24,410         23,068         19,982         34,589         13,193
Jun                    25,145         23,762         20,221         36,131         13,193
                       26,371         24,921         20,840         39,000         13,235
                       25,516         24,113         20,607         36,832         13,276
                       26,549         25,088         20,930         38,850         13,310
                       26,207         24,766         21,265         37,553         13,326
                       26,792         25,318         21,378         39,291         13,318
Dec 97                 27,049         25,561         21,602         39,967         13,334
                       27,049         25,561         21,907         40,411         13,359
                       28,012         26,471         21,863         43,324         13,384
                       28,578         27,006         21,931         45,543         13,410
                       28,769         27,187         22,040         46,003         13,434
                       28,309         26,752         22,276         45,211         13,458
Jun                    28,524         26,955         22,503         47,047         13,474
                       27,386         25,880         22,522         46,548         13,490
                       24,549         23,199         22,961         39,817         13,506
                       25,629         24,219         23,617         42,370         13,523
                       27,261         25,762         23,450         45,816         13,556
                       28,565         26,993         23,590         48,593         13,556
Dec 98                 28,922         27,331         23,647         51,393         13,547
                       29,237         27,629         23,815         53,542         13,580
                       28,097         26,551         23,248         51,878         13,597
                       28,703         27,125         23,364         53,954         13,638
Apr 99                 30,345         28,676         23,423         56,042         13,666



(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Lehman Brothers Government/Corporate Bond Index represents all U.S. government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance.
    The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

+   The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH      1 YEAR         5 YEAR*      10 YEAR*
Fund (not adjusted for sales charge)                                   11.32%        5.49%         15.11%        11.74%
Fund (adjusted for the maximum 5.5% sales charge)                       5.17%       -0.29%         13.82%        11.11%
Lehman Brothers Government/Corporate Bond Index(1)                     -0.11%        6.27%          7.96%         8.88%
Standard & Poor's 500 Composite Index1 22.32% 21.82% 26.88% 18.81%

CLASS B SHARES                                                       SIX MONTH      1 YEAR         5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               10.84%        4.54%         14.17%        14.02%
Fund (adjusted for the maximum contingent deferred sales charge)        5.84%       -0.46%         14.06%        14.02%
Lehman Brothers Government/Corporate Bond Index(1)                     -0.11%        6.27%          7.96%         7.65%
Standard & Poor's 500 Composite Index1                                 22.32%       21.82%         26.88%         26.71%

CLASS S SHARES                                                       SIX MONTH      1 YEAR         5 YEAR*    SINCE INCEPTION*
                                                                                                              (MAY 6, 1998)
Fund (not adjusted for contingent deferred sales charge)              10.88%          N/A            N/A           5.71%
Fund (adjusted for the maximum contingent deferred sales charge)       5.88%          N/A            N/A           0.71%

*Annualized

                             PORTFOLIO COMPOSITION++

               COMMON STOCKS                                63%
               CONVERTIBLE BONDS & PREFERRED STOCKS          6%
               TREASURIES & AGENCIES                        11%
               CORPORATES BONDS                             12%
               MORTGAGE-BACKED                               5%
               CONVERTIBLE BONDS                             2%
               OTHER                                         1%

Equity performance was very strong for the period. Large-cap stocks have continued to lead the market, while overall small- and mid-cap stocks have lagged behind. Toward the end of the first quarter of 1999, small- and mid-cap growth stocks performed very well, significantly outpacing their value counterparts. Value stocks in general have underperformed growth stocks in recent periods, but large-cap value regained strength in April. Favorable sectors within equities were financial services, computer software, retailers, and telecommunications. The Fund was well represented in these leading sectors and benefited from holdings such as Citigroup Inc. (+60%), Adobe Systems, Inc. (+71%), Limited Inc. (+71%), and Alltel Corp. (+44%). Two of our mid-cap holdings underperformed the overall market, Dentsply International, a healthcare firm, and Conseco, a life insurance company. Additionally, Crane Co. was flat over the six-month period.

In the fixed-income arena, interest rates generally rose and bonds underperformed. However, spreads in corporates and mortgages tightened relative to comparable Treasury bonds. This created some good performance in these sectors as tightening yields cause positive price performance for these mortgage and corporate holdings. These sectors also benefit from higher overall yields and therefore normally provide substantial income to the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued to focus on a diversified portfolio that invests in multiple classes of both equity and fixed-income investments. Investments include Treasuries, mortgage-backed securities, corporate bonds, convertibles and common stocks. Our asset allocation was unchanged at approximately 70% in equities and 30% in bonds. We slightly increased our corporate bonds and convertible holdings throughout the period, while reducing Treasuries as the flight-to-quality ended and other bond classes gained relative strength.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Global economic growth appears to be accelerating and many uncertainties have cleared. Asia and Brazil, last year's most worrisome economies, have improved and these markets have rebounded significantly. In addition to the intervention by the Federal Reserve, European central banks also cut interest rates, contributing to overall global liquidity. The American consumer continues to fuel the domestic economy, driven by strong retail sales, a powerful housing market and high confidence levels. Inflation pressures have been re-surfacing, but seem to currently be contained. This is an important aspect of overall economic growth and will be watched closely. Both wage increases and productivity enhancements have allowed corporations to grow their earnings without inciting inflation. In turn, real (inflation-adjusted) interest rates in the United States are historically high -- helping to create a positive backdrop for financial assets. In the equity markets, positive earnings growth for the S&P 500 is forecasted for 1999. We do feel that the current valuation levels of the largest growth stocks are a bit troubling, but the recent broadening of the market is a very positive sign. Overall, we remain moderately bullish for the remainder of year.

++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH & INCOME FUND

PORTFOLIO MANAGER
RANDALL L. YOAKUM
WM ADVISORS, INC.

The Growth & Income Fund is managed by an equity team led by Senior Portfolio Manager Randall Yoakum. Mr. Yoakum has 16 years experience in investment and financial analysis including seven years with WM Advisors. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chair of WM Advisors, Inc. Investments Committee and leads the Funds equity team.

PERFORMANCE REVIEW

The Growth & Income Fund returned 24.44% (not adjusted for sales charge) for the six-month period ended April 30, 1999, outperforming the S&P 500 Index's return of 22.32%. Long-term results continue to be very favorable, as the Fund has averaged 15.02% for the past 10 years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The six-month period ended April 30, 1999 was exceptional for equity investments as large-cap stocks advanced significantly. Strong economic fundamentals and a resurgence of global stability supported strong market performance. Most equity indices reached their all-time highs during the period as healthy consumer spending drove domestic economic growth to an average of over 5% for the past two quarters.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                       Fund
                                     (Class A
                        Fund          shares;       Standard
                      (Class A       adjusted       & Poor's
                     Shares; not      for the         500
                    adjusted for    maximum 5.5%    Composite      Inflation
                    sales charge)   sales charge)    Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception* - 4/1/89   $10,000        $ 9,450        $10,000        $10,000
                       10,289          9,723         10,402         10,008
Jun 89                 10,221          9,659         10,346         10,025
                       10,718         10,129         11,275         10,075
                       10,898         10,299         11,492         10,116
                       10,770         10,178         11,448         10,175
                       10,494          9,917         11,181         10,241
                       10,330          9,762         11,414         10,300
Dec 89                 10,336          9,768         11,683         10,324
                        9,842          9,301         10,899         10,349
                        9,935          9,389         11,040         10,366
                       10,075          9,521         11,330         10,399
                        9,689          9,156         11,050         10,449
                       10,414          9,841         12,127         10,474
Jun                    10,328          9,760         12,043         10,491
                       10,195          9,634         12,004         10,599
                        9,266          8,756         10,920         10,648
                        8,808          8,323         10,383         10,707
                        8,789          8,305         10,344         10,724
                        9,411          8,893         11,011         10,749
Dec 90                  9,718          9,183         11,312         10,807
                       10,239          9,676         11,812         10,848
                       10,982         10,378         12,658         10,948
                       11,214         10,597         12,959         11,040
                       11,360         10,735         12,995         11,106
                       11,758         11,112         13,552         11,130
Jun                    11,427         10,799         12,932         11,130
                       11,623         10,983         13,538         11,197
                       11,740         11,094         13,856         11,214
                       11,701         11,057         13,629         11,231
                       11,662         11,020         13,811         11,248
                       11,288         10,667         13,253         11,281
Dec 91                 12,379         11,699         14,768         11,314
                       12,421         11,738         14,493         11,331
                       12,621         11,926         14,679         11,364
                       12,525         11,836         14,391         11,414
                       12,873         12,165         14,810         11,431
                       12,905         12,195         14,890         11,464
Jun                    12,705         12,006         14,674         11,472
                       13,150         12,427         15,265         11,489
                       12,843         12,137         14,957         11,531
                       13,066         12,348         15,129         11,590
                       12,821         12,116         15,183         11,606
                       13,386         12,650         15,695         11,622
Dec 92                 13,741         12,985         15,901         11,664
                       13,807         13,047         16,017         11,688
                       13,752         12,995         16,233         11,721
                       14,087         13,312         16,582         11,754
                       13,822         13,062         16,176         11,795
                       14,120         13,343         16,613         11,812
Jun                    14,027         13,255         16,667         11,803
                       13,949         13,182         16,589         11,861
                       14,326         13,538         17,221         11,903
                       14,082         13,308         17,094         11,944
                       14,238         13,455         17,441         11,978
                       14,149         13,371         17,277         11,995
Dec 93                 14,675         13,868         17,489         12,011
                       15,337         14,493         18,075         12,011
                       15,096         14,266         17,587         12,045
                       14,498         13,701         16,822         12,070
                       14,667         13,861         17,041         12,120
                       14,860         14,043         17,318         12,128
Jun                    14,552         13,752         16,891         12,128
                       15,025         14,199         17,450         12,161
                       15,631         14,771         18,160         12,202
                       15,285         14,445         17,722         12,244
                       15,456         14,606         18,128         12,261
                       15,006         14,180         17,463         12,270
Dec 94                 15,051         14,224         17,718         12,311
                       15,291         14,450         18,179         12,345
                       15,809         14,940         18,884         12,394
                       16,270         15,375         19,443         12,427
                       16,662         15,746         20,009         12,436
                       17,081         16,141         20,799         12,452
Jun                    17,416         16,459         21,288         12,452
                       18,039         17,047         21,997         12,502
                       18,179         17,179         22,056         12,552
                       18,796         17,762         22,980         12,593
                       18,681         17,654         22,900         12,635
                       19,447         18,377         23,907         12,660
Dec 95                 20,037         18,935         24,350         12,686
                       20,608         19,474         25,187         12,686
                       20,887         19,738         25,429         12,719
                       21,085         19,926         25,673         12,744
                       21,578         20,391         26,050         12,786
                       22,044         20,831         26,723         12,777
Jun                    22,070         20,857         26,832         12,768
                       20,963         19,810         25,638         12,844
                       21,590         20,403         26,182         12,885
                       22,838         21,582         27,653         12,952
                       23,092         21,822         28,411         13,002
                       24,778         23,415         30,567         13,027
Dec 96                 24,501         23,153         29,968         13,035
                       25,664         24,252         31,829         13,059
                       25,808         24,388         32,087         13,084
                       24,915         23,545         30,752         13,126
                       25,836         24,415         32,588         13,168
                       27,549         26,034         34,589         13,193
Jun                    28,959         27,367         36,131         13,193
                       31,137         29,425         39,000         13,235
                       29,753         28,116         36,832         13,276
                       31,433         29,704         38,850         13,310
                       30,307         28,640         37,553         13,326
                       31,231         29,514         39,291         13,318
Dec 97                 31,734         29,989         39,967         13,334
                       31,204         29,488         40,411         13,359
                       33,591         31,744         43,324         13,384
                       34,834         32,918         45,543         13,410
                       34,980         33,057         46,003         13,434
                       34,071         32,197         45,211         13,458
Jun                    35,008         33,082         47,047         13,474
                       33,608         31,759         46,548         13,490
                       27,686         26,163         39,817         13,506
                       29,923         28,277         42,370         13,523
                       32,544         30,745         45,816         13,556
                       34,660         32,753         48,593         13,556
Dec 98                 36,306         34,309         51,393         13,547
                       37,707         35,633         53,542         13,580
                       36,927         34,896         51,878         13,597
                       38,001         35,911         53,954         13,638
Apr 99                 40,498         38,271         56,042         13,666

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Distributor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)                                  24.44%         15.77%        22.53%          15.02%
Fund (adjusted for the maximum 5.5% sales charge)                     17.61%          9.41%        21.15%          14.37%
Standard & Poor's 500 Composite Index(1)                              22.32%         21.82%        26.88%          18.81%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              23.93%         14.81%        21.56%          21.42%
Fund (adjusted for the maximum contingent deferred sales charge)      18.93%          9.81%        21.47%          21.42%
Standard & Poor's 500 Composite Index(1)                              22.32%         21.82%        26.88%          26.71%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 23, 1998)
Fund (not adjusted for contingent deferred sales charge)        23.90%         14.79%          N/A          13.89%
Fund (adjusted for the maximum contingent deferred sales charge)          18.90%  9.79%    N/A      10.31%

*Annualized

                             PORTFOLIO COMPOSITION++

                  COMPUTER STOCKS                              14%
                  HEALTH CARE                                   9%
                  CONSUMER STOCKS                              16%
                  FINANCIAL SERVICES                           19%
                  OIL & GAS                                     6%
                  AERO SPACE/DEFENSE                            3%
                  UTILITIES                                     7%
                  CAPITAL GOODS                                 3%
                  MEDIA                                         4%
                  TRANSPORTATION                                3%
                  BASIC INDUSTRY                                4%
                  OTHER                                        12%

The period closed with very good performance for the Fund as sector breadth widened and large-cap value stocks regained strength. Strong performance in Cyclicals, Technology and Finance contributed to this strength, while poor Health Care Services performance detracted from otherwise strong results.

While momentum, not value, continued to drive the overall markets during the early months of 1999, renewed confidence in the strength of the U.S. economy led to broader sector performance. For 1998, only one-third of industry groups outperformed the S&P 500 Index. This represents very narrow performance as most sectors lagged the overall market and the strong advance was limited to the largest growth stocks in the Index. During the first quarter of 1999, nearly one-half the industry groups beat the index. Broader participation is a positive force for a well-diversified core portfolio such as the Growth & Income Fund, as multiple holdings contribute to overall performance.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund's outperformance reflects changes in the portfolio that were initiated in the stock market correction that began in August and continued into October. As stock prices declined, we became more bullish on the overall outlook for the market. That bullish outlook was the product of our belief that the market had discounted a severe slowdown in global economic growth. We believed that a diminished outlook for emerging markets had been fully discounted and that there was evidence to suggest that emerging markets would stabilize. In addition, the Federal Reserve changed its policy stance from restrictive to accommodative with three separate interest rate cuts. We saw the potential for a quick recovery in stock prices and felt financial and consumer cyclical stocks would likely lead the market advance. Consequently, we initiated or added to our holdings in Chase Manhattan Bank Corp., Merrill Lynch & Co. Inc., Price (T. Rowe) Associates, Inc., Dayton Hudson Corp., and Walt Disney & Co. These purchases have benefited Fund performance as the stocks have proven to be strong performers.

Consumer Cyclicals benefited from investors' perceptions that the U.S. economy was strengthening. Within the Fund, Cyclicals were led by the strong performance of Sony Corp., Liberty Media Group, Circuit City and Intimate Brands. Technology stocks continued to fuel performance as prospects for earnings growth remained. First Data Corp., EMC Corp., and Microsoft contributed nicely to the Fund's Technology gains. Compaq Computers was a disappointment within this group, as earnings did not meet expectations. Our increased weighting in the Finance sector also paid off as the sector showed strong gains. Chase Manhattan Corp., Citigroup Inc., Providian Financial and American International Group led the way within the Financial sector.

Our performance during the period was held back by positions in small-cap stocks in general, and by our holdings in Health Care stocks and REITs. Health Care stocks within the Fund were a disappointment, particularly companies such as Columbia HCA, Pacificare Health and Medpartners, Inc. Although not large positions, these stocks lagged the overall market and the industry continued to experience the pains of health care reform -- both real and perceived. While comprising only a small percentage of the Fund, we feel Health Care Services companies do offer compelling long-term value as a result of turmoil within the industry. Overall, performance was very strong for the period, especially in recent months as our commitment to value has rewarded shareholders.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Going forward, we expect the Fed's easing of interest rates this past fall to support moderate growth in the domestic economy in 1999. Weakness in Brazil and other Latin American countries, along with continued weakness in the Asian economies may result in poor export growth. Careful monitoring of expectations is warranted at current valuation levels. Several of our long-term holdings in specific sectors such as technology and telecommunications are meeting or exceeding our valuation targets -- prompting us to take some profits. At the same time, we continue to find stocks that meet our quality standards trading in the market at very reasonable valuations. It is our intention to maintain the same investment discipline that has been employed in the past to meet the Fund's objectives. We focus on owning quality businesses at attractive valuations, with an emphasis on long-term research. We feel that this style will benefit investors over the course of a long-term investment horizon.

++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH FUND

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW

For the six-month period ended, the Fund's A shares advanced significantly 63.11% (53.70% adjusted for the maximum sales charge), nearly tripling the performance of the S&P 500 Index.1 Long-term results are also very strong, as the Fund has averaged over 25% per year after sales charges since its inception (4/93).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDING APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

During the period, the U.S. economy continued to surprise investors with its resilience, easing concerns that last fall's crisis in the developing countries might spark a global recession. The persistence of solid economic growth, low interest rates, and benign inflation helped the stock market gain momentum. However, the market advance was relatively narrow, driven by a handful of large growth companies.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                       Fund
                                     (Class A
                        Fund          shares;       Standard
                      (Class A       adjusted       & Poor's
                     Shares; not      for the         500
                    adjusted for    maximum 5.5%    Composite      Inflation
                    sales charge)   sales charge)    Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception - 4/5/93   $10,000         $ 9,450
                      10,020           9,469         $10,000         $10,000
                      10,550           9,970          10,267          10,014
Jun                   10,720          10,130          10,297          10,007
                      10,480           9,904          10,255          10,056
                      10,900          10,301          10,644          10,091
Sep                   11,250          10,631          10,560          10,127
                      11,500          10,868          10,778          10,155
                      11,300          10,679          10,676          10,169
Dec 93                11,680          11,038          10,805          10,183
                      12,160          11,491          11,172          10,183
                      12,040          11,378          10,869          10,212
Mar                   11,740          11,094          10,395          10,233
                      11,630          10,990          10,529          10,275
                      11,190          10,575          10,701          10,282
Jun                   10,730          10,140          10,439          10,282
                      11,150          10,537          10,782          10,310
                      11,830          11,179          11,223          10,345
Sep                   11,870          11,217          10,949          10,380
                      12,200          11,529          11,194          10,395
                      11,750          11,104          10,787          10,402
Dec 94                11,756          11,109          10,947          10,438
                      11,886          11,232          11,230          10,466
                      12,257          11,583          11,668          10,508
Mar                   12,507          11,819          12,011          10,536
                      12,938          12,226          12,365          10,543
                      13,428          12,690          12,858          10,557
Jun                   14,199          13,418          13,156          10,557
                      15,121          14,289          13,593          10,599
                      15,231          14,393          13,627          10,642
Sep                   15,681          14,819          14,201          10,677
                      15,261          14,421          14,151          10,712
                      15,942          15,065          14,771          10,734
Dec 95                16,018          15,137          15,056          10,755
                      16,393          15,491          15,568          10,755
                      17,187          16,242          15,712          10,783
Mar                   17,312          16,360          15,863          10,805
                      18,243          17,240          16,096          10,840
                      18,606          17,583          16,512          10,833
Jun                   17,812          16,832          16,575          10,825
                      16,563          15,652          15,842          10,889
                      17,664          16,693          16,176          10,924
Sep                   18,822          17,787          17,087          10,981
                      18,197          17,196          17,558          11,023
                      18,856          17,819          18,884          11,044
Dec 96                18,728          17,698          18,510          11,051
                      19,642          18,561          19,666          11,072
                      18,768          17,735          19,820          11,093
Mar                   17,535          16,570          19,007          11,128
                      17,799          16,820          20,141          11,164
                      19,019          17,973          21,367          11,185
Jun                   19,747          18,661          22,323          11,185
                      21,429          20,251          24,096          11,221
                      20,277          19,161          22,756          11,256
Sep                   21,469          20,288          24,003          11,284
                      20,872          19,724          23,201          11,298
                      20,780          19,637          24,276          11,291
Dec 97                20,558          19,427          24,693          11,304
                      21,195          20,029          24,967          11,326
                      23,179          21,904          26,767          11,347
Mar                   24,294          22,958          28,138          11,369
                      25,207          23,821          28,422          11,389
                      24,438          23,094          27,933          11,410
Jun                   26,743          25,272          29,067          11,424
                      26,628          25,163          28,759          11,437
                      22,080          20,866          24,601          11,451
Sep                   24,745          23,384          26,177          11,465
                      25,557          24,151          28,307          11,493
                      27,282          25,781          30,022          11,493
Dec 98                32,299          30,522          31,752          11,486
                      36,578          34,567          33,080          11,514
                      35,368          33,422          32,052          11,528
                      39,665          37,483          33,334          11,562
Apr 99                41,684          39,391          34,624          11,587


(1) Index total returns were calculated from 4/30/93 to 4/30/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (APRIL 5, 1993)
Fund (not adjusted for sales charge)                                   63.11%         65.36%        29.09%         26.52%
Fund (adjusted for the maximum 5.5% sales charge)                      53.70%         56.28%        27.63%         25.35%
Standard & Poor's 500 Composite Index(1)                               22.32%         21.82%        26.88%         23.00%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               62.74%         64.38%          N/A          31.50%
Fund (adjusted for the maximum contingent deferred sales charge)       57.74%         59.38%          N/A          31.43%
Standard & Poor's 500 Composite Index(1)                               22.32%         21.82%          N/A          28.15%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              62.48%         64.12%          N/A          31.45%
Fund (adjusted for the maximum contingent deferred sales charge)      57.48%         59.12%          N/A          31.37%
Standard & Poor's 500 Composite Index(1)                              22.32%         21.82%          N/A          28.15%

*Annualized

                             PORTFOLIO COMPOSITION++

               HEALTH CARE                             10%
               UTILITIES/TELECOM                       14%
               MEDIA                                   14%
               COMPUTER STOCKS                         29%
               ELECTRONICS/SEMICONDUCTORS              10%
               CAPITAL GOODS                            5%
               BANK/SAVINGS & LOAN                      5%
               OIL & GAS                                4%
               OTHER                                    9%

Contributing to the Fund's performance during the period were many of the same themes that supported our gains in the latter half of 1998. These themes included cable, wireless telecommunications and the Internet. In the cable industry, recent developments have affirmed the value we have long seen in this area. A standout among our cable equities was United International Holdings, which owns cable systems in Europe, Latin America and Australia. Early in the year, United International completed a public offering of its European subsidiary, helping to expose its vital assets to a broader range of European and U.S. investors. In turn, the company's stock rose dramatically. Like many U.S. cable firms, United International is leveraging broadband networks to offer new services such as high-speed Internet access and cable telephony; therefore, we believe further upside potential still exists for this stock.

As cable companies get ready to rollout these new services, many are realizing the benefits of increasing their scale of operations through acquisitions. During the period, AT&T and Comcast made bids to acquire MediaOne Group, another cable position in the Fund. Although MediaOne accepted AT&T's more generous offer, Comcast walked away from negotiations with two million additional subscribers. This consolidation is further evidence that people are recognizing the potential of the cable business.

In the wireless telecommunications sector, Finnish equipment provider Nokia continued to provide strong performance for the Fund. Nokia's success has been supported in part by the rapid rise in cellular subscriber rates worldwide. Additionally, the company continues to introduce compelling new products in the areas of wireless handsets and base-station equipment. In particular, we believe Nokia's position as the global leader in digital handsets provides it with open-ended long-term opportunity.

Our Internet-related positions have also performed well, aided by the growing accessibility and affordability of Internet use. In particular, the recent introductions of Internet-ready cable set-up boxes and the sub-$600 personal computers have driven online traffic up and the price of access down. Also supporting gains in this sector was the growing popularity of e-commerce. For example, during the 1998 holiday season, Internet service provider America Online (AOL) saw average purchases made over its shopping channel rise 50% from a year earlier. Amazon.com is also capitalizing on this trend. Amazon.com continued to extend its brand across new product categories, investing most recently in Web start-ups Drugstore.com and Pets.com.

Despite the Fund's solid results, one area of focus that lagged on a relative basis was pharmaceuticals. These stocks were buffeted by concerns surrounding potential legislation that could introduce a drug benefit to Medicare participants. While a Medicare drug benefit would expand the overall consumption of pharmaceuticals, it could also carry with it the threat of governmental price controls. Such price controls could dampen earnings prospects in the industry, and hinder efforts to recoup research and developments costs. Also contributing to the cloud over pharmaceutical stocks was the cancellation of several promising launches following disappointing clinical trials. The negative climate for this sector hindered performance of a number of our pharmaceutical stocks, including Warner-Lambert's.

While we continue to monitor developments in the pharmaceuticals sector, we are still excited about the long-term potential of this industry. New drug discovery technologies should enable pharmaceutical companies to expand their product pipelines and accelerate revenue growth over the next five to ten years.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

During the quarter, we selectively added to our financial holdings and initiated a position in Fifth Third Bank. Fifth Third Bank is perhaps the most successful and fastest growing consumer banking company in the U.S. We are intrigued by the ability of its management to find low-cost consumer funding, acquire smaller competitors, and to keep a tight lid on costs as the company grows.

We have not altered our strategy to suit current or anticipated market conditions. Instead, we continue to utilize a fundamental, bottom-up approach in order to find individual companies that exhibit strong earnings growth potential that may not yet be fully recognized by the market. In this, we rely on the fundamental analysis performed by Janus' investment team. Additionally, we continue to apply a strict buy/sell discipline to each opportunity. This means that positions are added or increased when the stock can be purchased at a discount to expected earnings growth. Positions are then trimmed or eliminated when the stocks reach our target price or experience fundamental changes that can negatively impact our original expectations.

While our primary focus is on individual stock-by-stock analysis, the Fund may at times reflect themes that develop as market conditions create opportunities in certain industries or sectors. Regardless of the theme, we constantly evaluate each security's price against its projected growth rate and underlying fundamentals.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We continue to be enthusiastic about business fundamentals of companies we own and we believe our major themes, namely cable, telecommunications, the Internet and pharmaceuticals, remain largely consistent. While we were excited about the results of the last two quarters, we would not be surprised if investors' appreciation of our holdings' improving fundamentals fluctuated somewhat. However, this fundamental improvement supports our optimism about the performance of the Fund over the balance of the year. Consequently, we are inclined to ride through any short-term changes in market psychology surrounding these opportunities.

While the recent rise in interest rates has caused us some concern, we remain optimistic on the outlook for the Fund. Our confidence reflects the strong U.S. economy, the apparent absence of inflation, and the increasing opportunities we see in the companies in which we invest.

++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

NORTHWEST FUND

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since March 1993. He is a Chartered Financial Analyst, holds an MBA, and has over 13 years of continuous investment experience.

PERFORMANCE REVIEW

For the six-month period ended April 30, 1999, the Fund's A shares significantly advanced 36.23% (not adjusted for the maximum sales charge), far outpacing the performance of the S&P 500 Index1 for the same period. Long-term results were also very strong, as the Fund's gains averaged over 16% per year for the past 10 years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDING APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period from October 31, 1998 to April 30, 1999 was very unusual. Following a terrible small-cap rout in August and September (when we increased positions in small-cap stocks, mostly in the hard-hit technology sector), the Fund appreciated significantly, mainly driven by small-cap technology, but we had help from most sectors. The end of 1998 was one of the best periods on record for equity investments and the fourth quarter of 1998 was the best quarter (+45% not adjusted for sales charge) in the Fund's 13 year history.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                       Fund
                                     (Class A
                        Fund          shares;       Standard
                      (Class A       adjusted       & Poor's
                     Shares; not      for the         500
                    adjusted for    maximum 5.5%    Composite      Inflation
                    sales charge)   sales charge)    Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception* - 4/1/89   $10,000       $ 9,450       $10,000       $10,000
                       10,445         9,870        10,402        10,008
Jun 89                 10,090         9,535        10,346        10,025
                       10,794        10,200        11,275        10,075
                       11,431        10,802        11,492        10,116
                       11,684        11,042        11,448        10,175
                       11,481        10,850        11,181        10,241
                       11,566        10,930        11,414        10,300
Dec 89                 11,531        10,897        11,683        10,324
                       10,763        10,171        10,899        10,349
                       11,164        10,550        11,040        10,366
                       12,011        11,350        11,330        10,399
                       11,587        10,949        11,050        10,449
                       12,966        12,253        12,127        10,474
Jun                    13,011        12,296        12,043        10,491
                       12,615        11,921        12,004        10,599
                       10,854        10,257        10,920        10,648
                        9,958         9,410        10,383        10,707
                        9,566         9,040        10,344        10,724
                       10,786        10,193        11,011        10,749
Dec 90                 11,405        10,778        11,312        10,807
                       12,866        12,159        11,812        10,848
                       13,838        13,077        12,658        10,948
                       14,367        13,577        12,959        11,040
                       14,743        13,932        12,995        11,106
                       15,575        14,718        13,552        11,130
Jun                    14,537        13,738        12,932        11,130
                       15,205        14,368        13,538        11,197
                       15,798        14,929        13,856        11,214
                       15,444        14,595        13,629        11,231
                       15,353        14,509        13,811        11,248
                       14,754        13,942        13,253        11,281
Dec 91                 16,411        15,508        14,768        11,314
                       17,207        16,260        14,493        11,331
                       17,466        16,505        14,679        11,364
                       16,895        15,966        14,391        11,414
                       16,104        15,218        14,810        11,431
                       15,943        15,066        14,890        11,464
Jun                    15,383        14,537        14,674        11,472
                       15,522        14,668        15,265        11,489
                       15,094        14,264        14,957        11,531
                       15,660        14,799        15,129        11,590
                       16,239        15,346        15,183        11,606
                       16,945        16,013        15,695        11,622
Dec 92                 16,991        16,057        15,901        11,664
                       17,084        16,145        16,017        11,688
                       16,539        15,630        16,233        11,721
                       17,183        16,238        16,582        11,754
                       16,742        15,821        16,176        11,795
                       17,148        16,205        16,613        11,812
Jun                    16,690        15,772        16,667        11,803
                       16,063        15,179        16,589        11,861
                       16,713        15,794        17,221        11,903
                       16,324        15,427        17,094        11,944
                       16,859        15,932        17,441        11,978
                       17,196        16,251        17,277        11,995
Dec 93                 17,415        16,457        17,489        12,011
                       17,947        16,960        18,075        12,011
                       18,189        17,189        17,587        12,045
                       17,529        16,565        16,822        12,070
                       17,456        16,496        17,041        12,120
                       17,711        16,736        17,318        12,128
Jun                    17,159        16,216        16,891        12,128
                       17,268        16,319        17,450        12,161
                       18,227        17,224        18,160        12,202
                       17,517        16,554        17,722        12,244
                       17,359        16,404        18,128        12,261
                       17,068        16,129        17,463        12,270
Dec 94                 17,168        16,224        17,718        12,311
                       17,083        16,143        18,179        12,345
                       17,691        16,718        18,884        12,394
                       18,290        17,284        19,443        12,427
                       18,813        17,779        20,009        12,436
                       18,825        17,790        20,799        12,452
Jun                    19,925        18,829        21,288        12,452
                       20,632        19,497        21,997        12,502
                       20,937        19,785        22,056        12,552
                       21,708        20,514        22,980        12,593
                       21,221        20,053        22,900        12,635
                       21,513        20,330        23,907        12,660
Dec 95                 21,720        20,526        24,350        12,686
                       21,622        20,432        25,187        12,686
                       22,128        20,911        25,429        12,719
                       22,640        21,395        25,673        12,744
                       24,294        22,958        26,050        12,786
                       24,948        23,576        26,723        12,777
Jun                    23,899        22,584        26,832        12,768
                       22,282        21,056        25,638        12,844
                       23,677        22,374        26,182        12,885
                       24,356        23,016        27,653        12,952
                       24,306        22,969        28,411        13,002
                       25,985        24,556        30,567        13,027
Dec 96                 26,621        25,157        29,968        13,035
                       28,287        26,732        31,829        13,059
                       28,220        26,668        32,087        13,084
                       27,109        25,618        30,752        13,126
                       28,057        26,514        32,588        13,168
                       31,038        29,331        34,589        13,193
Jun                    32,474        30,688        36,131        13,193
                       34,695        32,787        39,000        13,235
                       34,208        32,326        36,832        13,276
                       37,053        35,015        38,850        13,310
                       35,115        33,184        37,553        13,326
                       35,997        34,017        39,291        13,318
Dec 97                 35,374        33,429        39,967        13,334
                       35,438        33,489        40,411        13,359
                       38,631        36,506        43,324        13,384
                       39,187        37,032        45,543        13,410
                       39,367        37,202        46,003        13,434
                       37,249        35,201        45,211        13,458
Jun                    36,512        34,504        47,047        13,474
                       34,065        32,192        46,548        13,490
                       27,174        25,679        39,817        13,506
                       29,948        28,301        42,370        13,523
                       33,428        31,590        45,816        13,556
                       38,369        36,259        48,593        13,556
Dec 98                 43,507        41,114        51,393        13,547
                       44,703        42,245        53,542        13,580
                       41,784        39,486        51,878        13,597
                       42,950        40,588        53,954        13,638
Apr 99                 45,544        43,039        56,042        13,666

(1) The Standard & Poor's Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)                                  36.23%         15.67%        21.14%          16.36%
Fund (adjusted for the maximum 5.5% sales charge)                     28.71%          9.29%        19.77%          16.05%
Standard & Poor's 500 Composite Index(1)                              22.32%         21.82%        26.88%          18.81%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (MARCH 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              35.69%         14.67%        20.12%          19.74%
Fund (adjusted for the maximum contingent deferred sales charge)      30.69%          9.67%        20.03%          19.74%
Standard & Poor's 500 Composite Index(1)                              22.32%         21.82%        26.88%          26.71%

*Annualized

                             PORTFOLIO COMPOSITION++

                    COMPUTER STOCKS                         22%
                    HEALTH CARE                             10%
                    ELECTRONICS/SEMICONDUCTORS              13%
                    BASIC INDUSTRY                           7%
                    FINANCIAL SERVICES                       9%
                    TRANSPORTATION                           6%
                    CONSUMER STOCKS                         13%
                    AEROSPACE & DEFENSE                      3%
                    UTILITIES/TELECOM                        3%
                    CAPITAL GOODS                            3%
                    OTHER                                   11%

During the first quarter of 1999, performance reversed as large-cap technology stocks resumed market leadership. No single sector had significant influence on the Fund from the perspective of over- or under-performance, although some individual issues did. In general, the market continued to be very narrow, with breadth decreasing and the valuations of the largest issues becoming more and more extreme. The Internet sector continued to show very high valuations while many small-cap issues languished at depressed valuations. The disparity between the very largest companies and small companies appears to be wider than seen in many years, if not ever.

The period closed with a return of market breadth as some value holdings performed very well and the Fund again outperformed the S&P 500 Index. We will maintain our focus on fundamentally strong companies which we feel are attractively priced.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We slightly reduced our exposure to technology during the period, although the sector remains our largest allocation. We continue to have heavy exposure to small-caps as we see the most compelling values in smaller companies. This is due to a protracted period of underperformance relative to market capitalization; as these companies regain favor, we could see a period of strong relative performance.

We did not make any major changes to the Fund or to our overall investment strategy during the period. We built a slightly larger than typical cash position at the end of 1998, and we put much of this to work during the first quarter. We emphasized purchases of those companies which appeared to have the best long-term opportunities and offered the most compelling valuations. In the past, we have been rewarded for buying sectors that are out of favor, but maintaining a long-term focus is very important. As is characteristic of the industry, biotechnology stocks were among our best and worst performers in the quarter. Immunex rose 32.3% on enthusiasm for a new arthritis drug while Pathogenesis lost 79.1% of its value. Pathogenesis pre-announced a profound revenue and earnings shortfall. We were sufficiently discouraged by the revenue issues that we chose to sell the stock. We had similar disparity of performance in other sectors, with technology being the most dramatic. Microsoft was not surprisingly the largest contributor to portfolio performance, rising 29.2%, while two other software companies, Wall Data and Visio, lost 40.1% and 23.1% respectively.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Both the Northwest and national economies are proving to be more resilient than we previously predicted. The U.S. consumer has shown an unusual willingness to spend money, supporting a robust domestic economy, yet inflation has remained tame. However, consumer spending tends to be a coincident indicator, not a leading indicator, and some of the spending may be a wealth effect tied to the stock market itself. The global economy is mixed, and corporate capital spending may be slowing both due to weak export demand and concerns about Y2K. We continue to believe that large-cap stocks are, in general, overvalued.

The Northwest economy continues its strength despite the slowdown as a result of Asia and the Boeing layoffs -- Boeing is in the process of significantly reducing employment in the Puget Sound region. It is important to note that while the Fund is concentrated in the Northwest, because of the global diversity of many of its holdings, it is not solely linked to the region. Companies like Boeing, Microsoft, and Intel, and even many of the smaller companies in the Fund, generate revenues and earnings from business practices around the globe. Overall, we continue to find sound investments in the Northwest region and maintain a very positive long-term outlook for the companies in the Fund.


++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

EMERGING GROWTH FUND

PORTFOLIO MANAGERS:
DAVID SIMPSON AND LINDA WALK
WM ADVISORS, INC.

Mr. Simpson and Ms. Walk have been managing the Fund since March 23, 1998. David Simpson, Senior Portfolio Manager of WM Advisors, Inc., is a Chartered Financial Analyst, holds an MBA and has over 13 years of continuous investment experience. Linda Walk, Portfolio Manager of WM Advisors, Inc., is a graduate of the University of Washington and has over 13 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW

Although small-cap stocks have severely underperformed the market in recent years, the Emerging Growth Fund reported performance of 13.73% (not adjusted for sales charge) for the six-month period ended April 30, 1999. In addition, the Fund has averaged 11.32% per year since its inception (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED APRIL 30, 1999 AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The investment psychology of the market so far in 1999 has been a continuation of a trend that began in the second half of 1998. Last year, highly valued, large-capitalization stocks outperformed low P/E (price to earnings) value stocks by nearly 20%. While momentum stocks have led the market, they have become very expensive. The relative P/E ratio premium for growth momentum stocks is the highest since the era of the "Nifty Fifty" and over six times the historic norm. It is difficult to predict how long this trend will last, but what we do know is the cost of buying into strong price momentum has never been higher. Within the small-cap arena, the Russell 2000 Growth Index significantly outperformed its Value Index counterpart. The difference in performance can be attributed to one thing -- the indices' exposure (or lack thereof) to the Internet. As valuations seem unjustifiably high for many of these momentum stocks, particularly Internet-related shares, we have generally chosen not to hold these stocks given their current valuations.

                           GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+


                       Fund           Fund          Standard
                     (Class A       (Class A        & Poor's
                   not adjusted    adjusted for        500                         Russell
                     for sales     the maximum      Composite     Inflation         2000
                      charge)    5.5% sales chg)     Index(1)      (CPU)(1)         Index(1)
--------------------------------------------------------------------------------------------

Inception - 7/18/90 $10,000         $ 9,450          $10,000        $10,000        $10,000
                      9,997           9,476           10,074         10,016         10,127
                      9,773           9,715           10,177         10,039         10,345
                     10,007           9,556           10,074         10,016         10,127
                     10,173           9,715           10,177         10,039         10,345
Dec 90               10,328           9,864           10,284         10,093         10,506
                     10,386           9,919           10,370         10,132         10,636
                     10,558          10,083           10,457         10,225         10,727
                     10,661          10,182           10,530         10,311         10,801
                     10,823          10,336           10,616         10,373         10,917
                     10,891          10,401           10,681         10,395         10,981
Jun                  10,896          10,406           10,730         10,395         10,975
                     11,047          10,550           10,825         10,458         11,128
                     11,302          10,794           10,951         10,473         11,368
                     11,455          10,940           11,065         10,489         11,599
                     11,596          11,075           11,155         10,505         11,728
                     11,711          11,184           11,234         10,536         11,836
Dec 91               12,033          11,492           11,386         10,567         12,187
                     11,913          11,377           11,364         10,583         12,021
                     12,004          11,464           11,419         10,613         12,100
                     11,926          11,390           11,421         10,660         12,032
                     11,997          11,458           11,485         10,676         12,118
                     12,241          11,691           11,597         10,707         12,347
Jun                  12,416          11,858           11,692         10,715         12,518
                     12,688          12,117           11,810         10,731         12,773
                     12,767          12,192           11,885         10,769         12,902
                     12,868          12,289           11,966         10,824         13,056
                     12,673          12,103           11,911         10,839         12,882
                     12,690          12,119           11,928         10,855         12,885
Dec 92               12,890          12,310           12,024         10,894         13,090
                     13,120          12,530           12,141         10,917         13,341
                     13,371          12,769           12,244         10,947         13,574
                     13,447          12,841           12,284         10,978         13,631
                     13,533          12,924           12,342         11,016         13,727
                     13,625          13,012           12,360         11,032         13,745
Jun                  13,869          13,245           12,463         11,024         13,993
                     13,979          13,350           12,507         11,078         14,073
                     14,225          13,585           12,611         11,117         14,319
                     14,214          13,574           12,637         11,156         14,358
                     14,331          13,686           12,678         11,187         14,411
                     14,191          13,553           12,663         11,202         14,289
Dec 93               14,245          13,604           12,711         11,218         14,366
                     14,466          13,815           12,810         11,218         14,560
                     14,123          13,488           12,740         11,250         14,306
                     13,627          13,013           12,636         11,273         13,953
                     13,422          12,818           12,603         11,319         13,841
                     13,329          12,729           12,615         11,327         13,840
Jun                  13,250          12,654           12,634         11,327         13,810
                     13,531          12,922           12,771         11,358         14,084
                     13,481          12,874           12,808         11,397         14,101
                     13,277          12,680           12,758         11,435         13,894
                     13,240          12,644           12,784         11,451         13,882
                     13,259          12,662           12,792         11,459         13,851
Dec 94               13,177          12,584           12,858         11,498         13,947
                     13,352          12,751           13,005         11,529         14,223
                     13,616          13,004           13,175         11,575         14,561
                     13,688          13,072           13,254         11,607         14,650
                     13,870          13,246           13,373         11,615         14,855
                     14,433          13,784           13,624         11,630         15,430
Jun                  14,450          13,800           13,704         11,630         15,543
                     14,393          13,745           13,741         11,676         15,509
                     14,624          13,966           13,848         11,723         15,696
                     14,746          14,083           13,938         11,762         15,848
                     14,957          14,284           14,034         11,801         16,054
                     15,170          14,487           14,156         11,824         16,295
Dec 95               15,373          14,681           14,276         11,848         16,523
                     15,448          14,753           14,358         11,848         16,632
                     15,127          14,446           14,298         11,879         16,343
                     14,990          14,315           14,298         11,902         16,229
                     14,880          14,211           14,302         11,942         16,138
                     14,851          14,182           14,333         11,933         16,105
Jun                  15,011          14,335           14,448         11,925         16,321
                     15,053          14,375           14,503         11,995         16,365
                     15,007          14,332           14,536         12,034         16,338
                     15,248          14,561           14,681         12,096         16,622
                     15,575          14,875           14,859         12,144         16,991
                     15,817          15,105           14,998         12,167         17,281
Dec 96               15,717          15,010           14,982         12,174         17,121
                     15,731          15,023           15,045         12,197         17,174
                     15,810          15,099           15,103         12,220         17,217
                     15,641          14,937           15,074         12,259         17,026
                     15,814          15,103           15,200         12,299         17,281
                     15,957          15,239           15,303         12,322         17,445
Jun                  16,131          15,405           15,420         12,322         17,653
                     16,545          15,801           15,634         12,361         18,129
                     16,401          15,663           15,620         12,400         17,975
                     16,610          15,862           15,754         12,431         18,241
                     16,821          16,064           15,875         12,446         18,506
                     16,869          16,110           15,940         12,438         18,591
Dec 97               17,019          16,254           16,050         12,453         18,779
                     17,196          16,423           16,168         12,477         19,019
                     17,184          16,411           16,202         12,500         19,004
                     17,226          16,451           16,268         12,524         19,068
                     17,300          16,521           16,349         12,547         19,168
                     17,426          16,642           16,451         12,569         19,350
Jun                  17,536          16,747           16,535         12,584         19,514
                     17,562          16,772           16,590         12,599         19,555
                     17,611          16,819           16,697         12,615         19,874
                     17,810          17,009           16,902         12,630         20,339
                     17,703          16,907           16,895         12,661         20,231
                     17,907          17,101           16,993         12,661         20,346
Dec 98               17,918          17,111           17,049         12,653         20,407
                     18,056          17,243           17,148         12,684         20,552
                     19,859          19,055           17,075         12,699         20,193
                     19,979          19,170           27,170         12,737         20,304
                     25,649          24,238           46,659         12,895         30,769

(1) Index total returns were calculated from 7/31/90 to 4/30/99. The Standard & Poor's 500
    Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The Consumer
    Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian had not allowed its fees to be reduced by credits.

+   The performance of the Class B Shares and Class S Shares was different than that indicated
    by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 4/30/99

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JULY 18, 1990)
Fund (not adjusted for sales charge)                                   13.73%        -11.74%        10.93%         11.32%
Fund (adjusted for the maximum 5.5% sales charge)                       7.20%        -16.60%         9.67%         10.60%
Standard & Poor's 500 Composite Index(1)                               22.32%         21.82%        26.88%         19.25%
Russell 2000 Index(1)                                                  15.16%         -9.25%        13.02%         13.71%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               13.30%        -12.50%          N/A          11.34%
Fund (adjusted for the maximum contingent deferred sales charge)        8.54%        -16.18%          N/A          11.20%
Standard & Poor's 500 Composite Index(1)                               22.32%         21.82%          N/A          28.15%
Russell 2000 Index(1)                                                  15.16%         -9.25%          N/A          14.57%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)               13.30%        -12.50%          N/A          11.34%
Fund (adjusted for the maximum contingent deferred sales charge)        8.54%        -16.18%          N/A          11.20%
Standard & Poor's 500 Composite Index(1)                               22.32%         21.82%          N/A          28.15%
Russell 2000 Index(1)                                                  15.16%         -9.25%          N/A          14.57%

*Annualized

                             PORTFOLIO COMPOSITION++

               ELECTRICAL EQUIPMENT                          3%
               COMPUTER STOCKS                              29%
               HEALTH CARE                                  14%
               ELECTRONICS/SEMICONDUCTORS                    9%
               BUSINESS SERVICES                             6%
               FINANCIAL SERVICES                            9%
               TRANSPORTATION                                5%
               CONSUMER STOCKS                              10%
               MEDIA                                         3%
               UTILITIES/TELECOM                             7%
               OTHER                                         5%

The Emerging Growth Fund had extremely strong performance during the last three months of 1998, due primarily to the overweight positions in technology and healthcare companies, which we believed represented significant value. An underweight position in energy also contributed to the Fund's outperformance during that period. Beginning in 1999, the Fund gave up some gains particularly in the positions in software and healthcare companies. Additionally, the Fund's underweighted position in momentum, high P/E (including Internet) stocks hurt relative performance.

Utilities and energy were strong sectors in the first quarter, both of which we have underweighted due to the lack of long-term fundamentals for growth. Healthcare was the main source of trouble for small-cap stocks in general, as that sector dropped significantly during the quarter. The Emerging Growth Fund was also weighed down by the underperformance of healthcare stocks.

Small-cap software stocks were also under pressure during the first quarter, turning in negative overall performance. This was due largely to the uncertainty generated by Y2K issues and the resulting corporate spending over the coming year. Although software has been a drag on performance this quarter, primarily due to negative investor sentiment, our outlook for the long-term remains optimistic. Many software companies are trading at compelling valuations and we have used this opportunity to add to our positions, which we feel represent strong long-term opportunities.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continue to invest in companies with solid growth opportunities and strong management teams that we feel will benefit our shareholders over the long term. In keeping with our strategy to emphasize emerging growth industries, we will continue to overweight the healthcare and technology sectors. As noted above, we have added to posi-tions which represent compelling valuations such as software and services. We remain focused on finding strong long-term investment opportunities in strong companies that are attractively priced.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Given the extreme weakness of small-cap stocks in recent years, there are many attractive values in today's marketplace. Small-cap issues have only been through a handful of such prolonged periods of underperformance. The most comparable period appears to be in 1990 when small-stock investors had suffered through seven years of underperformance. In that period, valuations, momentum, and sentiment were consistent with current conditions. Although past performance does not predict future results, in 1990, portfolios dedicated to small- and mid-cap growth issues sustained a six-year period of broad-based outperformance.

One of the key reasons for the strong performance of emerging growth portfolios from 1990 to 1996 reflected the aftermath of the stock market correction around the time of the Gulf War. A similar period was reached last October as the capital markets struggled with the Asian/Latin America currency crises and leverage at Long Term Capital Management. The market has broadened in recent months, but only modestly. If the capital markets adjust to more historical levels, we believe small- and mid-cap stocks have the potential for strong relative performance.

We are optimistic regarding the investment prospects for small-cap stocks for 1999. Our outlook reflects three fundamental factors, which, collectively, should allow the group to outperform the broader market averages throughout 1999. These factors include:

(1) Historically discounted valuations -- there can be little doubt that valuations for small-cap issues sit near historical lows. On a relative basis, small-cap stocks have only seen valuations this low twice in the past 40 years

(2) The anticipation of relative earnings strength -- the ability for small-cap stocks to deliver strong earnings growth over the next several years versus lackluster profits for most larger-cap issues remains critical. With a shift in market leadership from large-cap stocks, small-cap growth portfolios should be able to deliver strong relative earnings

(3) A potential liquidity shift to small-cap stocks -- over the past two years, many funds historically aimed at small-cap investing have migrated into larger-cap issues in search of liquidity and performance. As earnings growth within the smaller stocks attracts capital with the attractive prices presently offered, many stock investors are likely to return to the small-cap arena.

Individually, each of these forces has the potential to effect gains within the small-cap emerging growth area.


++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99. Differences from financial statements are a result of a consolidation of industries or sectors.

INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGER:
WARBURG PINCUS ASSET MANAGEMENT, INC.

The following team has been primarily responsible for managing the International Growth Fund: Richard H. King, Senior Managing Director, joined the firm in 1989 to found the international equity department and has 33 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior Fund manager at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Vincent J. McBride, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He also served as international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

PERFORMANCE REVIEW

For the six months ended April 30, 1999, the WM International Growth had a return of 13.61% (A shares, not adjusted for sales charge) versus a gain of 17.47% for the Morgan Stanley All Country Excluding the U.S. Index and a gain of 15.44% for the MSCI EAFE Index.(1)

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                           Fund
                                         (Class A
                          Fund            shares;      Morgan
                        (Class A         adjusted  Stanley Capital
                       Shares; not       for the    International
                      adjusted for     maximum 5.5%     EAFE        Inflation
                      sales charge)    sales charge)   Index(1)      (CPI)(1)
--------------------------------------------------------------------------------
Inception - 7/18/90     $10,000         $ 9,450
                          9,780           9,242       $10,000       $10,000
                          8,690           8,212         9,032        10,047
                          7,760           7,333         7,776        10,102
                          8,730           8,250         8,989        10,118
                          8,250           7,796         8,462        10,142
Dec 90                    8,150           7,702         8,602        10,196
                          8,460           7,995         8,883        10,235
                          9,190           8,685         9,838        10,329
                          8,630           8,155         9,249        10,416
                          8,720           8,240         9,343        10,479
                          8,870           8,382         9,443        10,502
Jun                       8,270           7,815         8,751        10,502
                          8,680           8,203         9,184        10,565
                          8,700           8,222         8,999        10,581
                          9,020           8,524         9,509        10,596
                          9,050           8,552         9,645        10,612
                          8,800           8,316         9,198        10,644
Dec 91                    9,325           8,812         9,675        10,675
                          9,255           8,746         9,471        10,691
                          9,124           8,622         9,135        10,722
                          8,742           8,261         8,535        10,769
                          8,792           8,308         8,577        10,785
                          9,214           8,708         9,155        10,817
Jun                       8,872           8,384         8,723        10,824
                          8,540           8,071         8,503        10,840
                          9,043           8,546         9,039        10,879
                          8,651           8,175         8,864        10,935
                          8,279           7,823         8,401        10,950
                          8,319           7,862         8,483        10,966
Dec 92                    8,339           7,881         8,529        11,005
                          8,359           7,900         8,531        11,028
                          8,642           8,167         8,791        11,059
                          9,197           8,691         9,561        11,090
                          9,833           9,293        10,471        11,129
                         10,055           9,502        10,695        11,144
Jun                       9,894           9,350        10,530        11,137
                         10,217          96,55         10,901        11,191
                         10,792          10,199        11,492        11,230
                         10,762          10,170        11,235        11,270
                         11,065          10,456        11,584        11,301
                         10,439          98,65         10,573        11,317
Dec 93                   11,037          10,430        11,339        11,333
                         11,813          11,164        12,301        11,333
                         11,503          10,870        12,269        11,365
                         10,933          10,332        11,742        11,388
                         11,265          10,645        12,244        11,435
                         11,296          10,674        12,176        11,443
Jun                      11,120          10,508        12,352        11,443
                         11,430          10,802        12,473        11,474
                         11,679          11,036        12,771        11,513
                         11,296          10,674        12,371        11,552
                         11,513          10,880        12,785        11,568
                         11,026          10,420        12,174        11,577
Dec 94                   10,892          10,293        12,253        11,616
                         10,324          97,57         11,785        11,647
                         10,182          96,22         11,755        11,694
                         10,368          97,98         12,492        11,725
                         10,695          10,107        12,965        11,734
                         10,794          10,200        12,814        11,749
Jun                      10,674          10,087        12,592        11,749
                         11,143          10,530        13,379        11,796
                         11,001          10,396        12,872        11,843
                         11,088          10,478        13,127        11,882
                         10,859          10,262        12,777        11,921
                         10,968          10,365        13,137        11,945
Dec 95                   11,422          10,794        13,669        11,969
                         11,825          11,175        13,727        11,969
                         11,733          11,088        13,777        12,000
                         11,837          11,186        14,073        12,024
                         12,009          11,349        14,485        12,064
                         11,963          11,305        14,222        12,055
Jun                      12,078          11,414        14,306        12,047
                         11,503          10,870        13,891        12,118
                         11,641          11,001        13,924        12,157
                         11,906          11,251        14,297        12,220
                         11,825          11,174        14,154        12,268
                         12,355          11,675        14,720        12,291
Dec 96                   12,338          11,660        14,535        12,298
                         12,398          11,716        14,029        12,322
                         12,503          11,815        14,262        12,345
                         12,409          11,727        14,318        12,385
                         12,598          11,905        14,396        12,424
                         13,387          12,650        15,336        12,448
Jun                      13,951          13,184        16,186        12,448
                         14,423          13,630        16,452        12,488
                         13,199          12,473        15,226        12,526
                         13,905          13,140        16,082        12,558
                         12,363          11,683        14,850        12,573
                         12,092          11,427        14,701        12,565
Dec 97                   12,031          11,370        14,834        12,580
                         12,123          11,456        15,516        12,604
                         12,896          12,187        16,515        12,628
                         13,591          12,844        17,027        12,652
                         13,933          13,166        17,165        12,675
                         13,814          13,054        17,086        12,698
Jun                      13,368          12,633        17,219        12,713
                         13,512          12,769        17,398        12,728
                         11,599          10,961        15,246        12,744
                         11,035          10,428        14,783        12,759
                         11,612          10,974        16,328        12,790
                         12,255          11,581        17,168        12,790
Dec 98                   12,523          11,834        17,850        12,782
                         12,659          11,963        17,802        12,813
                         12,277          11,602        17,382        12,829
                         12,742          12,042        18,112        12,868
Apr 99                   13,193          12,468        18,849        12,895


(1) Index total returns were calculated from 7/31/90 to 4/30/99. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of alldividends/distributions by the shareholder.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JULY 18, 1990)
Fund (not adjusted for sales charge)                                  13.61%         -5.31%         3.21%          3.20%
Fund (adjusted for the maximum 5.5% sales charge)                     -7.03%        -10.53%         2.05%          2.54%
Morgan Stanley Capital International EAFE Index(1)                    15.44%          9.81%         9.01%          7.51%

CLASS B SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              13.02%         -6.23%          N/A           2.80%
Fund (adjusted for the maximum contingent deferred sales charge)      -8.02%        -10.73%          N/A           2.64%
Morgan Stanley Capital International EAFE Index(1)                    15.44%          9.81%          N/A           9.14%

CLASS S SHARES                                                       SIX MONTH       1 YEAR        5 YEAR*    SINCE INCEPTION*
                                                                                                              (JUNE 30, 1994)
Fund (not adjusted for contingent deferred sales charge)              13.22%         -6.09%          N/A           2.81%
Fund (adjusted for the maximum contingent deferred sales charge)       8.22%        -10.60%          N/A           2.64%
Morgan Stanley Capital International EAFE Index(1)                    15.44%          9.81%          N/A           9.14%

*Annualized

                             PORTFOLIO COMPOSITION++

                    CANADA                                   3%
                    OTHER ASIA                               6%
                    JAPAN                                   26%
                    UNITED KINGDOM                          12%
                    FRANCE                                   8%
                    ITALY                                    9%
                    OTHER EUROPE                            29%
                    AUSTRALIA                                1%
                    AFRICA & MID-EAST                        3%
                    CASH EQUIVALENT                          3%

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX- MONTH PERIOD ENDED APRIL 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The six-month period was almost uniformly positive for foreign stock markets, reflecting a worldwide easing of monetary policy in the wake of last summer's global financial market turmoil. Latin American markets had impressive gains, fueled by declining fears over Brazil's financial weakness. Asian/Pacific markets also showed strength, reflecting investor optimism as the region's financial crisis subsided -- this positive sentiment extended to Japan, whose market was helped by favorable investor reaction to a wave of corporate restructuring news. Most European markets, meanwhile, had solid performance, buoyed by the successful launch of the European Monetary Union on January 1 and by a continued supportive interest-rate and inflation backdrop (these markets had less-impressive results in dollar terms, as most European currencies weakened versus the U.S. Dollar).

Against this backdrop, the Fund had a solid return in absolute terms, though it lagged its benchmark for the six months. Positive contributors to the Fund's performance included good showings from a number of its holdings, as well as its increased weighting in Japan. That proved to be a timely allocation, given the Japanese market's significant advance. The major force weighing on the Fund was the surprising weakness in European currencies, particularly the euro, which declined nearly 10% versus the U.S. Dollar during the period. European stocks represented the majority of the Fund's assets through the six months, and the currency-translation loss (the Fund's exposure was unhedged) reduced the local-currency share-price gains generated by the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We made a few noteworthy changes to the Fund during the period in terms of its regional exposure. Most notably, we lowered our weighting in Europe, from roughly 70% of the Fund at the start of the period to about a 59% weighting on April 30, 1999. This reflected both stock-specific decisions and top-down considerations (e.g., because we believe that interest-rate convergence, a major factor supporting European stocks over the last three years, will provide far less of a tailwind going forward). We continue to find strength in Europe, given the launch of EMU and the prospects for a significant increase in restructuring and merger/acquisition activity.

As noted, we raised our position in Japan. While the country's economy remains stagnant, we believe the seeds for recovery have been sown thanks to some pro-growth government policies and to Japan's apparent commitment to corporate restructuring. Our specific focuses here throughout the period were on technology, consumer-finance, telecommunications, and banking companies.

Elsewhere, we modestly raised our exposure to emerging markets late in the period, as we were encouraged by the less-than-feared impact Brazil was having on worldwide financial markets and by central banks' efforts to keep global growth in positive territory. In this context, we added several Asian stocks (mostly from South Korea), including local financial companies as well as more globally oriented technology names. We had no exposure to Latin America at the end of the period since we view valuations as relatively expensive from a risk versus reward perspective. We will, however, continue to closely monitor the region for buying opportunities.

With respect to hedging strategies, the Fund's currency exposure was unhedged at the end of the period, a stance we expect to maintain until we develop a particularly strong view on either of the major currencies in question, the euro or the yen. As it stands currently, we expect both currencies to trade within relatively confined ranges over the near term, hence we see little advantage to hedging. We continue to closely monitor the actions of both the European Central Bank and the Bank of Japan as well as all other relevant variables, and will not hesitate to take defensive measures if it appears either currency is likely to weaken against the Dollar.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It is now clear that European economic growth, in aggregate, is going to be far less vibrant in 1999 than had originally been predicted. Profit growth, while still healthy, appears likely to slow relative to 1998, and the general trend in analysts' earnings revisions remains downward. However, we still are finding strong investment opportunities in Europe and will continue to weight the Fund in equities of the region.

In Asia, we are looking again to Japan, with our outlook being cautiously optimistic. Positive signs in Japan stem from the many restructuring plans that have been announced by Japanese businesses in recent months, which are very significant to the mindset of the Japanese. Assuming the trend continues, and the restructuring measures are legitimate and faithfully carried out, prospects should improve. Conversely, the economy remains extremely weak, as does the general outlook for corporate profits, and the chances of an imminent recovery in either appear slight. All things considered, we do not expect to take a much more aggressive long-term stance in terms of our weighting until some of these questions have been answered.

++ Allocation percentages are based on total investment value of the portfolio as of 4/30/99.


STATEMENTS of ASSETS and LIABILITIES
WM GROUP OF FUNDS
APRIL 30, 1999 (UNAUDITED)


                                                                                                                        CALIFORNIA
                                                                 SHORT TERM           U.S.                                INSURED
                                 TARGET           HIGH              HIGH           GOVERNMENT                          INTERMEDIATE
                                MATURITY          YIELD            QUALITY         SECURITIES           INCOME           MUNICIPAL
                                2002 FUND         FUND            BOND FUND            FUND              FUND               FUND
                                ----------      -----------      ------------      ------------      ------------       -----------
ASSETS:
Investments, at value (See
  portfolios of investments):
  Securities ..............     $2,076,721      $50,489,656      $152,161,584      $429,689,984      $325,655,645       $ 70,033,821
  Repurchase Agreements ...           --          2,197,000         1,099,000         9,833,000              --                 --
                                ----------      -----------      ------------      ------------      ------------       ------------
    Total Investments (a) .      2,076,721       52,686,656       153,260,584       439,522,984       325,655,645         70,033,821
Cash and/or foreign
  currency (b) ............           --                322              --              66,659              --               15,226
Net unrealized
  appreciation of forward
  foreign currency
  contracts (See portfolios
  of investments) .........           --                956              --                --                --                 --
Variation margin ..........           --               --              56,547              --                --                 --
Dividends and/or interest
  receivable ..............           --            939,463         2,584,977         3,221,971         5,506,744            966,934
Receivable for Fund shares
  sold ....................           --            417,154           103,019         3,728,577         1,477,818            552,366
Receivable for investment
  securities sold .........           --               --             570,619              --           1,792,489            501,948
Unamortized organization
  costs ...................         10,776             --                --                --                --                 --
Receivable from
investment advisor ........          5,443             --                --                --                --                 --
Prepaid expenses and
  other assets ............             31              140             7,079            24,473             3,124                735
                                ----------      -----------      ------------      ------------      ------------       ------------
    Total Assets ..........      2,092,971       54,044,691       156,582,825       446,564,664       334,435,820         72,071,030
                                ----------      -----------      ------------      ------------      ------------       ------------
LIABILITIES:
Net unrealized depreciation
  of forward foreign
  currency contracts (See
  portfolios of
  investments) ............           --               --                --                --                --                 --
Payable for Fund shares
  redeemed ................           --             53,038              --             947,082           845,132            249,855
Payable for when-issued
  securities ..............           --               --                --                --                --            1,727,571
Payable for investment
  securities purchased ....           --          1,560,000              --                --               5,454            953,694
Varation margin ...........           --               --                --                --                --               88,212
Investment advisory fee
  payable .................           --              7,861            60,856            73,667           107,218             39,978
Shareholder servicing and
  distribution fees
  payable .................            418            8,512            28,202           116,284            89,244             33,149
Dividends .................           --             52,284              --             441,809           430,134             58,564
Due to custodian ..........         72,133             --           1,117,087              --           1,632,113               --
Accrued printing and
  postage fees ............            736            1,323            24,068            61,017            58,474              4,547
Accrued expenses and
  other payables ..........         13,207           13,227           152,233           199,562           149,614             24,288
                                ----------      -----------      ------------      ------------      ------------       ------------
    Total Liabilities .....         86,494        1,696,245         1,382,446         1,839,421         3,317,383          3,179,858
                                ----------      -----------      ------------      ------------      ------------       ------------
NET ASSETS ................     $2,006,477      $52,348,446      $155,200,379      $444,725,243      $331,118,437       $ 68,891,172
                                ==========      ===========      ============      ============      ============       ============
----------------

(a) Investments, at cost ..     $2,017,320      $52,620,740      $153,014,567      $435,761,580      $314,349,711       $ 66,752,892
                                ==========      ===========      ============      ============      ============       ============
(b) Cash and/or foreign
    currency, at cost .....     $     --        $       322      $       --        $     66,659      $       --         $     15,226
                                ==========      ===========      ============      ============      ============       ============

                  FLORIDA
   CALIFORNIA     INSURED      TAX-EXEMPT       BOND &         GROWTH &                                    EMERGING    INTERNATIONAL
   MUNICIPAL      MUNICIPAL       BOND           STOCK          INCOME          GROWTH      NORTHWEST       GROWTH        GROWTH
     FUND           FUND          FUND           FUND            FUND            FUND          FUND          FUND          FUND
  ------------   -----------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
  $414,304,828   $25,379,706   $337,251,841   $366,082,300   $1,311,993,934  $634,770,798  $355,693,043  $109,076,108  $134,744,144
      --             --            --              783,000       14,559,000       --         12,147,000       --          5,963,000
  ------------   -----------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
   414,304,828    25,379,706    337,251,841    366,865,300    1,326,552,934   634,770,798   367,840,043   109,076,108   140,707,144
        --             --            53,130      1,045,711          --            101,886         --            --            --

        --             --            --             --              --          2,177,624         --            --            --
        --             --            --             --              --              --            --            --            --
     6,321,816       307,709      5,047,801      2,073,691          888,274        78,083        72,179       222,226       648,146
     5,889,127       444,313        309,267      1,162,348        3,835,613     5,096,892       694,802         7,276       204,499
     5,303,466       147,454         50,643      5,115,987        4,178,026     8,109,814       895,250     1,096,496         3,616
        --             --            --             --              --              --            --            --            --
        --             --            --             --              --              --            --            --            --
        14,297           263          3,962          4,676            9,729         9,894         3,843         2,275         1,956
  ------------   -----------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
   431,833,534    26,279,445    342,716,644    376,267,713    1,335,464,576   650,344,991   369,506,117   110,404,381   141,565,361
  ------------   -----------   ------------   ------------   --------------  ------------  ------------  ------------  ------------

        --             --            --             --              --              --            --            --            4,901
        49,780         6,001        759,034        968,835        1,472,668       571,595       909,953       211,293        47,994
        --         2,042,723         --             --              --              --            --            --            --
     9,054,922     1,725,016     19,428,566      4,266,504        --           16,068,757     2,735,556       323,700     1,044,349
       690,625         --           121,719         --              --              --            --            --            --
       256,037         6,406        127,313        176,300          598,435       352,114       183,182        79,133       114,850

       141,921         9,305         79,953        124,569          305,547       147,612       110,812        38,273        14,331
        --            37,473        391,744         --              --              --            --            --            --
       110,118        24,054         --             --               63,855         --          304,057       185,297       724,150
        24,194         1,801         23,569         48,375          144,198        84,362        75,752        75,110        26,247
       108,821        22,482         56,394         47,089          455,415       191,091        52,378        51,049        46,691
  ------------   -----------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
    10,436,418     3,875,261     20,988,292      5,631,672        3,040,118    17,415,531     4,371,690       963,855     2,023,513
  ------------   -----------   ------------   ------------   --------------  ------------  ------------  ------------  ------------
  $421,397,116   $22,404,184   $321,728,352   $370,636,041   $1,332,424,458  $632,929,460  $365,134,427  $109,440,526  $139,541,848
  ============   ===========   ============   ============   ==============  ============  ============  ============  ============

  $389,859,030   $23,673,350   $308,698,803   $313,079,052   $  967,285,975  $465,466,585  $236,294,083  $105,052,175  $125,586,265
  ============   ===========   ============   ============   ==============  ============  ============  ============  ============

  $     --       $     --      $     53,130   $  1,045,711   $      --       $    101,088  $      --     $      --     $      --
  ============   ===========   ============   ============   ==============  ============  ============  ============  ============

STATEMENTS of ASSETS and LIABILITIES (continued)
WM GROUP OF FUNDS
APRIL 30, 1999 (UNAUDITED)
                                                                                                                       CALIFORNIA
                                                                 SHORT TERM           U.S.                              INSURED
                                  TARGET           HIGH            HIGH            GOVERNMENT                         INTERMEDIATE
                                 MATURITY          YIELD          QUALITY          SECURITIES          INCOME           MUNICIPAL
                                 2002 FUND         FUND          BOND FUND            FUND              FUND              FUND
                                ----------      -----------     ------------       ------------      ------------       ------------
NET ASSETS CONSIST OF:
Undistributed net
  investment income/
  (accumulated net
  investment loss/
  distributions in excess
  of net investment
  income) .................     $   36,185      $    (6,644)     $     35,130      $   (360,718)     $    (14,407)      $     13,728
Accumulated net realized
   gain/(loss) on
  investments sold,
  futures contracts,
  closed written options,
  forward foreign currency
  contracts and foreign
  currency transactions ...         19,645         (293,290)       (1,882,711)      (68,454,591)      (31,017,793)           350,919
Net unrealized appreciation
  of investments, foreign
  currency, futures
  contracts, forward
  foreign currency
  contracts and other
  assets and liabilities ..         59,401           66,121           243,729         3,761,404        11,305,934          3,250,414
Paid-in capital ...........      1,891,246       52,582,259       156,804,231       509,779,148       350,844,703         65,276,111
                                ----------      -----------      ------------      ------------      ------------       ------------
    Total Net Assets ......     $2,006,477      $52,348,446      $155,200,379      $444,725,243      $331,118,437       $ 68,891,172
                                ==========      ===========      ============      ============      ============       ============
NET ASSETS:
Class A Shares ............     $2,006,477      $ 4,323,484      $113,773,330      $337,867,394      $276,228,991       $ 37,561,842
                                ==========      ===========      ============      ============      ============       ============
Class B Shares ............           --        $10,371,376      $  3,950,450      $ 54,527,971      $ 40,241,792       $ 31,326,325
                                ==========      ===========      ============      ============      ============       ============
Class S Shares ............           --        $    22,901      $  1,299,044      $  3,965,924      $  1,358,799       $      1,814
                                ==========      ===========      ============      ============      ============       ============
Class I Shares ............           --        $37,630,685      $ 36,177,555      $ 48,363,954      $ 13,288,855       $      1,191
                                ==========      ===========      ============      ============      ============       ============
SHARES OUTSTANDING:
Class A Shares ............        192,000          469,664        48,894,812        31,231,697        29,581,921          3,499,979
                                ==========      ===========      ============      ============      ============       ============
Class B Shares ............           --          1,118,920         1,698,699         5,044,079         4,302,814          2,919,062
                                ==========      ===========      ============      ============      ============       ============
Class S Shares ............           --              2,471           558,556           366,421           145,318                169
                                ==========      ===========      ============      ============      ============       ============
Class I Shares ............           --          4,090,077        15,552,228         4,468,760         1,422,687                111
                                ==========      ===========      ============      ============      ============       ============
CLASS A SHARES:
Net asset value per
  share of beneficial
  interest outstanding* ...         $10.45            $9.21             $2.33            $10.82             $9.34             $10.73
                                ==========      ===========      ============      ============      ============       ============
Maximum sales charge ......          2.00%            4.50%             3.50%             4.50%             4.50%              4.50%
                                ==========      ===========      ============      ============      ============       ============

Maximum offering price per
share of beneficial
interest outstanding ......         $10.66            $9.64             $2.41            $11.33             $9.78             $11.24
                                ==========      ===========      ============      ============      ============       ============
CLASS B SHARES:
Net asset value and
  offering price per
  share of beneficial
  interest outstanding* ...           --              $9.27             $2.33            $10.81             $9.35       $      10.73
                                ==========      ===========      ============      ============      ============       ============
CLASS S SHARES:
Net asset value and
  offering price per
  share of beneficial
  interest outstanding* ...           --              $9.27             $2.33            $10.82             $9.35             $10.73
                                ==========      ===========      ============      ============      ============       ============
CLASS I SHARES:
Net asset value, offering
  and redemption price
  per share of beneficial
  interest outstanding ....           --              $9.20             $2.33            $10.82             $9.34             $10.73
                                ==========      ===========      ============      ============      ============       ============

--------------
 * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** Represents most recent offering price.

                  FLORIDA
  CALIFORNIA      INSURED      TAX-EXEMPT       BOND &        GROWTH &                                   EMERGING    INTERNATIONAL
  MUNICIPAL      MUNICIPAL        BOND          STOCK          INCOME         GROWTH      NORTHWEST       GROWTH         GROWTH
     FUND           FUND          FUND           FUND           FUND           FUND          FUND          FUND           FUND
--------------  ------------  -------------  ------------  --------------  ------------  ------------  ------------   ------------

  $     25,455   $    17,178   $     79,147  $    958,185  $       38,795  $(1,359,758)  $  (460,045)  $  (644,181)   $  2,021,877

     2,008,297   (1,991,226)      1,482,875    18,285,981      17,886,431   100,821,065    43,970,730    10,851,523   (18,915,203)

    23,961,169     1,706,356     28,471,300    53,786,248     359,266,959   171,477,897   131,545,960     4,023,486     15,118,745
   395,402,195    22,671,876    291,695,030   297,605,627     955,232,273   361,990,256   190,077,782    95,209,698    141,316,429
  ------------   -----------   ------------  ------------  --------------  ------------  ------------  ------------   ------------
  $421,397,116   $22,404,184   $321,728,352  $370,636,041  $1,332,424,458  $632,929,460  $365,134,427  $109,440,526   $139,541,848
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

  $321,302,652   $14,331,888   $300,232,590  $289,057,835  $  851,453,306  $273,003,329  $302,488,517  $ 83,780,282   $ 27,523,322
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
  $100,086,144   $ 8,069,262   $ 21,493,060  $ 81,537,594  $  205,272,317  $114,957,544  $ 62,642,156  $ 21,575,657   $  3,689,603
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
  $      7,075   $     1,797   $      1,475  $     40,612  $   11,650,681  $ 15,193,051  $      3,754  $  4,084,587   $  6,797,270
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
  $      1,245   $     1,237   $      1,227       --       $  264,048,154  $229,775,536       --            --        $101,531,653
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

    28,386,797     1,379,153     37,431,391    18,849,178      34,309,556    10,418,384    10,902,575     5,355,369      2,853,217
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
     8,842,816       776,537      2,679,924     5,341,435       8,378,022     4,583,731     2,350,984     1,446,233        389,908
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
           625           173            184         2,686         475,243       606,654           144       273,702        711,260
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
           110           119            153       --           10,619,500     8,689,795       --            --          10,553,141
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

        $11.32        $10.39          $8.02        $15.34          $24.82        $26.20        $27.74        $15.64          $9.65
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============
         4.50%         4.50%          4.50%         5.50%           5.50%         5.50%         5.50%         5.50%          5.50%
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

        $11.85        $10.88          $8.40        $16.23          $26.26        $27.72        $29.35        $16.55         $10.21
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

        $11.32        $10.39          $8.02        $15.27          $24.50        $25.08        $26.65        $14.92          $9.46
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

        $11.32        $10.39          $8.02        $15.12          $24.52        $25.04        $26.07        $14.92          $9.56
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============

        $11.32        $10.39          $8.02       --               $24.86        $26.44       --          $15.16**           $9.62
  ============   ===========   ============  ============  ==============  ============  ============  ============   ============


STATEMENTS of OPERATIONS
WM GROUP OF FUNDS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                                                                                       CALIFORNIA
                                                                SHORT TERM           U.S.                               INSURED
                                TARGET           HIGH              HIGH           GOVERNMENT                          INTERMEDIATE
                               MATURITY          YIELD           QUALITY          SECURITIES          INCOME            MUNICIPAL
                               2002 FUND         FUND           BOND FUND            FUND              FUND               FUND
                               ----------      -----------      ------------     ------------      ------------       -----------
INVESTMENT INCOME:
Dividends .................    $     --        $   108,705      $       --        $       --        $     55,659       $       --
Foreign withholding tax
  on dividend income ......          --               --                --                --                --                 --
Foreign withholding tax
  on interest income ......          --             (4,159)             --                --              (9,700)              --
Interest ..................        69,123        1,319,237         2,768,670        11,800,742        10,590,929          1,611,547
                               ----------      -----------      ------------      ------------      ------------       ------------
    Total investment
      income ..............        69,123        1,423,783         2,768,670        11,800,742        10,636,888          1,611,547
                               ----------      -----------      ------------      ------------      ------------       ------------
EXPENSES:
Investment advisory fee ...         2,713           79,790           240,928           929,068           742,571            183,950
Custodian fees ............            70            1,132             4,925            13,366             2,137              6,715
Legal and audit fees ......        11,996           17,764            24,619            33,583            23,060             16,904
Amortization of
  organization costs ......         5,878             --                --                --                --                  677
Registration and filing
  fees ....................        10,457           22,766            17,452            28,629            30,189             13,467
Printing and postage fees .         3,133            4,426            60,876           206,969           213,943             20,087
Other .....................           124            2,225             8,123            40,092            22,428              6,922
Shareholder servicing and
  distribution fees:
  Class A Shares ..........         2,713           13,363            72,035           352,935           285,284             47,166
  Class B Shares ..........          --             28,961            18,101           195,005           182,287            136,911
  Class S Shares ..........          --                108             6,910            21,854             7,398                  9
Transfer agent fees:
  Class A Shares ..........         2,069            1,856            54,069           143,551           133,941              7,531
  Class B Shares ..........          --              2,308             3,863            18,250            23,703              5,730
  Class S Shares ..........          --                 30             2,333             6,411             1,923                 19
Fees waived and/or expenses
  reimbursed by the
  investment advisor and/or
  distributor .............       (29,592)         (79,790)         (173,220)         (213,833)          (34,591)           (41,951)
                               ----------      -----------      ------------      ------------      ------------       ------------
    Total expenses ........         9,561           94,939           341,014         1,775,880         1,634,273            404,137
Fees reduced by credits
  allowed by the custodian           (164)          (1,398)           (1,282)             --                (682)            (5,963)
                               ----------      -----------      ------------      ------------      ------------       ------------
    Net expenses ..........         9,397           93,541           339,732         1,775,880         1,633,591            398,174
                               ----------      -----------      ------------      ------------      ------------       ------------
NET INVESTMENT INCOME/
  (LOSS) ..................        59,726        1,330,242         2,428,938        10,024,862         9,003,297          1,213,373
                               ----------      -----------      ------------      ------------      ------------       ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions ...        19,654         (291,256)         (158,061)        1,038,589          (447,565)           363,716
  Forward foreign currency
    contracts and foreign
    currency transactions .          --             (2,128)             --                --                --                 --
  Futures contracts .......          --                102             2,813          (559,066)             --              (12,361)
                               ----------      -----------      ------------      ------------      ------------       ------------
    Subtotal ..............        19,654         (293,282)         (155,248)          479,523          (447,565)           351,355
                               ----------      -----------      ------------      ------------      ------------       ------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities ..............      (124,240)       1,727,062          (292,248)       (6,229,817)       (2,015,181)        (1,089,800)
  Forward foreign currency
  contracts ...............          --              7,912              --                --                --                 --
  Foreign currency,
    futures contracts
    and other assets and
    liabilities ...........          --               (700)           (2,288)             --                --              (30,515)
                               ----------      -----------      ------------      ------------      ------------       ------------
    Subtotal ..............      (124,240)       1,734,274          (294,536)       (6,229,817)       (2,015,181)        (1,120,315)
                               ----------      -----------      ------------      ------------      ------------       ------------
Net realized and
  unrealized gain/(loss)
  on investments ..........      (104,586)       1,440,992          (449,784)       (5,750,294)       (2,462,746)          (768,960)
                               ----------      -----------      ------------      ------------      ------------       ------------
NET INCREASE/ (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............    $  (44,860)     $ 2,771,234      $  1,979,154      $  4,274,568      $  6,540,551       $    444,413
                               ==========      ===========      ============      ============      ============       ============

                  FLORIDA
   CALIFORNIA     INSURED     TAX-EXEMPT       BOND &         GROWTH &                                      EMERGING   INTERNATIONAL
   MUNICIPAL     MUNICIPAL       BOND           STOCK          INCOME          GROWTH        NORTHWEST       GROWTH       GROWTH
     FUND          FUND          FUND           FUND            FUND            FUND           FUND           FUND         FUND
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------
  $      --       $  --        $    --       $ 2,686,318    $  6,645,494    $    616,134   $  1,413,319   $   446,578   $ 1,600,750
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------
         --          --             --             --              --             37,161          --            --        (196,792)
         --          --             --             --              --              --             --            --            --
    10,714,056     608,597      9,414,029      4,227,094         236,516         592,167        419,373       259,370       144,803
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------
    10,714,056     608,597      9,414,029      6,913,412       6,882,010       1,245,462      1,832,692       705,948     1,548,761
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

     1,022,671      62,035        752,792      1,080,015       2,647,159       1,844,724      1,067,670       648,618       728,660
        11,067       2,973          5,599         14,923          10,338           7,569          6,688         6,539        53,853
        26,748      15,090         29,461         38,353          78,906          39,962         34,738        48,759        29,198
         --          --             --             --              --              --             --            --            --
        13,535      20,767         20,190         29,518          77,213          32,936         26,315        19,948        20,041
       106,809      10,996        103,856        203,405         533,538         272,784        305,943       326,211        92,241
        37,178       8,359         25,747         26,162          31,535          18,291         20,932        10,602         6,769

       370,011      27,372        368,455        365,361       1,571,760         203,064        355,723       113,910        36,155
       335,881      26,003         98,214        388,451           --            328,660        285,376       116,084        18,571
            36           7              7            202           --             66,986              2        21,572        35,961

        55,095       3,814         61,324         83,104         367,679         129,082        134,076       127,892        47,120
        14,206       1,445          5,171         39,119           --             71,406         55,432        54,020        12,312
            28          19             19             20           --              9,129              1         8,667         8,842

      (143,665)    (47,323)         --             --            (95,354)       (416,103)         --         (159,910)        --
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

     1,849,600     131,557      1,470,835      2,268,633       5,222,774       2,608,490      2,292,896     1,342,912     1,089,723

        (8,101)     (2,687)        (1,623)          (142)           (145)         (5,724)          (159)         (736)        --
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

     1,841,499     128,870      1,469,212      2,268,491       5,222,629       2,602,766      2,292,737     1,342,176     1,089,723
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

     8,872,557     479,727      7,944,817      4,644,921       1,659,381     (1,357,304)       (460,045)     (636,228)      459,038
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

     2,010,608     156,022      2,727,682     19,833,106      21,014,312     101,744,183     44,155,187    12,169,854     (527,443)

         --          --             --             --              --          (348,848)          --            --      (3,166,959)
         --         (3,050)         --             --              --             33,463          --         (140,948)        --
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

     2,010,608     152,972      2,727,682     19,833,106      21,014,312     101,428,798     44,155,187    12,028,906    (3,694,402)
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

   (2,731,861)   (377,694)    (5,562,365)     15,120,061     226,001,863     112,545,997     58,057,578     5,538,054    19,490,029
         --          --             --             --              --          2,635,284          --            --        2,295,414

      (484,629)      --           (81,738)         --              --             (3,938)         --             (296)       (9,512)
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------
    (3,216,490)   (377,694)    (5,644,103)    15,120,061     226,001,863     115,177,343     58,057,578     5,537,758    21,775,931
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

    (1,205,882)   (224,722)    (2,916,421)    34,953,167     247,016,175     216,606,141    102,212,765    17,566,664    18,081,529
  ------------    --------     ----------    -----------    ------------    ------------   ------------   -----------   -----------

  $  7,666,675    $255,005     $5,028,396    $39,598,088    $248,675,556    $215,248,837   $101,752,720   $16,930,436   $18,540,567
  ============    ========     ==========    ===========    ============    ============   ============   ===========   ===========

STATEMENTS of CHANGES in NET assets
WM GROUP OF FUNDS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                                SHORT TERM                                            CALIFORNIA
                                TARGET                             HIGH              U.S.                              INSURED
                               MATURITY          HIGH            QUALITY          GOVERNMENT                         INTERMEDIATE
                                 2002            YIELD             BOND           SECURITIES          INCOME          MUNICIPAL
                                 FUND            FUND              FUND              FUND              FUND              FUND
                            --------------  ---------------  ----------------  ----------------  ----------------  ---------------
Net investment income/
  (loss) .................       $  59,726     $  1,330,242      $  2,428,938     $  10,024,862      $  9,003,297     $  1,213,373
Net realized gain/(loss)
  on investments sold,
  forward foreign currency
  contracts,
  foreign currency
  transactions, and
  futures contracts during
  the period  ............          19,654         (293,282)         (155,248)          479,523          (447,565)         351,355
Net change in unrealized
  appreciation/
  (depreciation) of
  investments, forward
  foreign currency
  contracts, foreign
  currency, futures
  contracts and other
  assets and liabilities
  during the period  .....        (124,240)       1,734,274          (294,536)       (6,229,817)       (2,015,181)      (1,120,315)
                               -----------     ------------     -------------     -------------     -------------     ------------
Net increase/(decrease) in
  net assets resulting from
  operations  ............         (44,860)       2,771,234         1,979,154         4,274,568         6,540,551          444,413

Distributions to shareholders from:
  Net investment income:
    Class A Shares .......        (158,581)        (571,699)       (1,450,135)       (8,114,139)       (7,563,707)        (812,369)
    Class B Shares  ......           --            (276,945)          (76,358)         (949,243)       (1,054,020)        (401,823)
    Class S Shares  ......           --              (1,067)          (29,474)         (108,334)          (42,960)             (27)
    Class I Shares  ......           --            (480,250)         (885,761)         (746,011)         (340,610)             (22)

  Net realized gains on investments:
    Class A Shares  ......         (40,651)         (70,737)             --                --                --           (551,842)
    Class B Shares  ......           --             (24,411)             --                --                --           (380,181)
    Class S Shares  ......           --                (126)             --                --                --                (26)
    Class I Shares  ......           --             (19,594)             --                --                --                (17)

Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares  ........        (134,675)      (6,726,764)       81,200,145        76,011,436        64,738,626        1,026,457
  Class B Shares  ........            --          7,275,856           242,669        26,410,793         6,337,563        8,073,904
  Class S Shares  ........            --            (2,051)           549,977       (1,324,860)         (249,177)               53
  Class I Shares  ........            --         35,451,309        34,782,154         8,893,870         6,068,681               39
                               -----------     ------------     -------------     -------------     -------------     ------------
Net increase/(decrease) in
  net assets  ............       (378,767)       37,324,755       116,312,371       104,348,080        74,434,947        7,398,559
NET ASSETS:
Beginning of period  .....       2,385,244       15,023,691        38,888,008       340,377,163       256,683,490       61,492,613
                               -----------     ------------     -------------     -------------     -------------     ------------
End of period  ...........     $ 2,006,477     $ 52,348,446     $ 155,200,379     $ 444,725,243     $ 331,118,437     $ 68,891,172
                               ===========     ============     =============     =============     =============     ============
Undistributed net
  investment income/
  (accumulated net
  investment loss/
  distributions in excess
  of net investment
  income) at end of period     $    36,185     $     (6,644)    $      35,130     $    (360,718)    $     (14,407)    $     13,728
                               ===========     ============     =============     =============     =============     ============

                 FLORIDA
  CALIFORNIA     INSURED     TAX-EXEMPT       BOND &         GROWTH &                                    EMERGING   INTERNATIONAL
  MUNICIPAL     MUNICIPAL       BOND           STOCK          INCOME        GROWTH        NORTHWEST       GROWTH        GROWTH
    FUND           FUND         FUND           FUND            FUND          FUND           FUND           FUND          FUND
------------    ----------   ----------     ----------     ----------     -----------    ----------     ----------   -----------
                                                            >                              >
$  8,872,557   $   479,727   $  7,944,817  $  4,644,921 $    1,659,381    $ (1,357,304) $   (460,045)  $   (636,228)  $    459,038

   2,010,608       152,972      2,727,682    19,833,106     21,014,312     101,428,798    44,155,187     12,028,906     (3,694,402)

  (3,216,490)     (377,694)    (5,644,103)   15,120,061    226,001,863     115,177,343    58,057,578      5,537,758     21,775,931
------------   -----------   ------------  ------------   ------------    ------------   -----------    -----------   ------------

   7,666,675       255,005      5,028,396    39,598,088    248,675,556     215,248,837   101,752,720     16,930,436     18,540,567

  (7,625,622)     (346,419)    (7,521,881)   (4,217,712)    (1,544,455)          --             --             --         (910,493)
  (1,253,585)     (133,000)      (422,872)     (864,937)          --             --             --             --         (103,771)
        (131)          (34)           (32)         (453)          --             --             --             --         (223,938)
         (27)          (30)           (32)          --        (703,039)          --             --             --       (3,218,122)

  (1,426,220)         --             --        (803,910)          --             --             --      (14,838,774)      (373,169)
    (279,536)         --             --        (208,366)          --       (10,715,680)         --       (3,867,191)       (45,344)
         (35)         --             --            (109)          --        (4,454,756)         --         (743,226)       (95,258)
          (6)         --             --             --             --       (1,204,673)         --       (4,308,281)    (1,277,014)
                                                                           (12,516,104)

  35,887,614    (1,332,717)     1,775,382   (36,098,077)   188,266,914      81,284,065   (25,788,742)    22,659,933     (5,102,945)
  51,146,949     2,091,145      4,360,025         2,805     52,945,781      48,559,820    (1,065,873)    (9,823,903)      (164,482)
         (72)           34             32           273     (3,234,386)     (1,751,017)        3,581      2,297,333     (1,249,223)
          33            30             32          --       31,066,892      43,328,751          --      (25,943,679)    (5,912,586)
------------   -----------   ------------  ------------   ------------    ------------   -----------    -----------   ------------
  84,116,037       534,014      3,219,050    (2,592,398)   515,473,263     357,779,243    74,901,686    (17,637,352)      (135,778)

 337,281,079    21,870,170    318,509,302   373,228,439    816,951,195     275,150,217   290,232,741    127,077,878    139,677,626
------------   -----------   ------------  ------------   ------------    ------------   -----------    -----------   ------------
$421,397,116   $22,404,184   $321,728,352  $370,636,041 $1,332,424,458    $632,929,460  $365,134,427   $109,440,526   $139,541,848
============   ===========   ============  ============ ==============    ============  ============   ============   ============

$     25,455   $    17,178   $     79,147  $    958,185 $       38,795      (1,359,758) $   (460,045)  $   (644,181)  $  2,021,877
============   ===========   ============  ============ ==============    ============  ============   ============   ============

STATEMENTS of CHANGES in NET assets
WM GROUP OF FUNDS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                SHORT TERM                                            CALIFORNIA
                                TARGET                             HIGH              U.S.                              INSURED
                               MATURITY          HIGH            QUALITY          GOVERNMENT                         INTERMEDIATE
                                 2002            YIELD             BOND           SECURITIES          INCOME          MUNICIPAL
                                 FUND            FUND              FUND              FUND              FUND              FUND
                            --------------  ---------------  ----------------  ----------------  ----------------  ---------------
Net investment income/
  (loss) .................    $   48,894      $   598,305      $   726,414      $  14,812,357      $  11,867,176       $   835,876
Net realized gain/(loss) on
  investments sold, forward
  foreign currency
  contracts, foreign
  currency transactions,
  and futures contracts
  during the period  ......       32,506          107,884           46,436          4,998,746          6,461,709           248,796
Net change in unrealized
  appreciation/
  (depreciation) of
  investments, forward
  foreign currency
  contracts, foreign
  currency, futures
  contracts and other
  assets and liabilities
  during the period .......       89,659       (1,668,153)         380,029          6,541,683          9,512,086           888,856
                               ---------       ----------       ----------      -------------      -------------       -----------
Net increase/(decrease) in
net assets resulting from
operations ................      171,059         (961,964)       1,152,879         26,352,786         27,840,971         1,973,528

Distributions to shareholders from:
  Net investment income:
    Class A Shares ........           --         (499,993)        (609,802)       (11,608,371)       (10,237,430)         (563,810)
    Class B Shares  .......           --          (57,889)         (53,647)          (762,576)        (1,294,669)         (272,587)
    Class S Shares  .......           --             (473)         (11,951)          (200,327)           (63,170)              (22)
    Class I Shares  .......           --          (26,018)         (32,624)        (2,016,083)          (271,907)              (18)

  Distributions in excess
   of net investment income:
    Class A Shares  .......           --          (11,898)              --                --                --               --
    Class B Shares  .......           --           (1,434)              --                --                --               --
    Class S Shares  .......           --              (11)              --                --                --               --
    Class I Shares  .......           --             (538)              --                --                --               --

  Net realized gains on investments:
    Class A Shares  .......           --               --               --                --                --               --
    Class B Shares  .......           --               --               --                --                --               --
    Class S Shares  .......           --               --               --                --                --               --
    Class I Shares  .......           --               --               --                --                --               --

  Capital:
    Class A Shares  .......           --               --               --                --                --               --
    Class B Shares  .......           --               --               --                --                --               --

Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares  .......     (321,663)      12,128,281       (3,182,556)       150,896,689        121,902,271        (1,916,283)
    Class B Shares  .......           --        3,034,079          249,247         24,695,898         23,027,651         1,857,862
    Class S Shares  .......           --           25,952          (97,582)         5,098,895          1,458,569                22
    Class I Shares  .......           --        1,395,597       (1,488,732)        37,514,925          6,765,814                18
                               ---------       ----------       ----------      -------------      ------------        ----------
Net increase/(decrease) in
  net assets  .............     (150,604)      15,023,691       (4,074,768)       229,971,836        169,128,100         1,078,710
NET ASSETS:
Beginning of period  ......    2,535,848            --          42,962,776        110,405,327         87,555,390        60,413,903
                               ---------       ----------       ----------      -------------      -------------       -----------
End of period  ............   $2,385,244      $15,023,691      $38,888,008      $ 340,377,163      $ 256,683,490       $61,492,613
                              ==========      ===========      ===========      =============      =============       ===========
Undistributed net
  investment income/
  (accumulated net
  investment loss/
  distributions in excess
  of net investment income)
  at end of period ........   $  135,040      $    (6,925)     $    47,920      $    (467,853)     $     (16,407)      $    14,596
                              ==========      ===========      ===========      =============      =============       ===========
--------------
*    The High Yield Fund commenced operations on April 8, 1998.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
     July 1, 1998 through October 31, 1998.
(b)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                 FLORIDA
  CALIFORNIA     INSURED      TAX-EXEMPT      BOND &         GROWTH &                                    EMERGING    INTERNATIONAL
  MUNICIPAL     MUNICIPAL        BOND          STOCK          INCOME        GROWTH        NORTHWEST       GROWTH        GROWTH
    FUND           FUND          FUND          FUND            FUND          FUND           FUND           FUND          FUND
-------------  ------------  ------------  ------------    ------------   ------------  ------------   ------------   ------------
$   5,312,537  $    331,990  $ 12,382,951  $ 11,129,718   $  2,881,849   $ (1,062,629)     (686,962)  $   (731,032)  $    (96,155)


    1,118,256       108,099     2,762,769    16,284,537     13,620,241       (548,823)   15,687,952       (693,245)   (14,189,103)

    2,680,980       190,205    14,926,609   (16,486,272)     46,786,931    (10,235,023)  (33,975,835)   (28,829,618)    (7,200,561)
-------------  ------------  ------------  ------------    ------------   ------------  ------------   ------------   ------------

    9,111,773       630,294    30,072,329    10,927,983      63,289,021    (11,846,475)  (18,974,845)   (30,253,895)   (21,485,819)

   (4,707,679)     (258,634)  (11,894,595)   (9,469,674)     (1,675,441)          --            --             --             --

     (562,047)      (72,319)     (488,280)   (1,454,890)         (6,863)          --            --             --             --

         (100)          (24)          (37)         (899)           --             --            --             --             --

          (22)          (20)          (39)         --          (599,129)          --            --             --             --

         --            --            --            --              --             --            --             --             --

         --            --            --            --              --             --            --             --             --

         --            --            --            --              --             --            --             --             --

         --            --            --            --              --             --            --             --             --

         --            --            --     (44,700,817)    (35,349,722)          --     (48,525,837)          --             --

         --            --            --      (8,011,754)     (6,489,532)          --      (8,244,288)          --             --

         --            --            --            --              --             --            --             --             --

         --            --            --            --              --             --            --             --             --

         --            --            --            --              --             --        (403,517)          --             --

         --            --            --            --              --             --         (73,872)          --             --

   (6,121,441)     (949,005)   96,159,954    35,961,096     204,140,230     (3,032,635)   50,296,608    (10,392,036)    (3,249,877)
   14,687,124       904,259     8,527,127    36,372,086      65,990,211      2,756,641    19,623,808     (1,508,977)      (105,427)
         (505)           24         1,303        31,557      10,374,502       (938,866)         --       (1,254,006)      (851,874)
           22            20         1,075          --       167,355,560      8,657,383          --      (16,400,862)     4,675,514
-------------  ------------  ------------  ------------    ------------   ------------  ------------   ------------   ------------
   12,407,125       254,595   122,378,837    19,654,688     467,028,837     (4,403,952)   (6,301,943)   (59,809,776)   (21,017,483)

  324,873,954    21,615,575   196,130,465   353,573,751     349,922,358    279,554,169   296,534,684    186,887,654    160,695,109
-------------  ------------  ------------  ------------    ------------   ------------  ------------   ------------   ------------

$ 337,281,079  $ 21,870,170  $318,509,302  $373,228,439    $816,951,195   $275,150,217  $290,232,741   $127,077,878   $139,677,626
=============  ============  ============  ============    ============   ============  ============   ============   ============



$      32,263  $     16,934  $     79,147  $  1,396,366    $    626,908   $     (2,454) $       --     $     (7,953)  $  6,019,163
=============  ============  ============  ============    ============   ============  ============   ============   ============

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS
FOR THE YEAR ENDED JUNE 30, 1998

                                                                    SHORT TERM
                                                      TARGET           HIGH
                                                     MATURITY        QUALITY
                                                     2002 FUND       BOND FUND
                                                   ------------    ------------
Net investment income/(loss) ...................   $    148,042    $  1,632,211
Net realized gain/(loss) on investments sold,
  forward foreign currency contracts, foreign
  currency transactions and futures contracts
  during the year ..............................         22,489        (214,600)
Net change in unrealized appreciation/
  (depreciation) of investments, forward
  foreign currency contracts, foreign currency,
  futures contracts and other assets and
  liabilities during the year ..................         79,878          72,112
                                                   ------------    ------------
Net increase/(decrease) in net assets resulting
from operations ................................        250,409       1,489,723
Distributions to shareholders from:
 Net investment income:
  Class A Shares ...............................       (170,981)     (1,197,547)
  Class B Shares ...............................           --          (145,841)
  Class S Shares ...............................           --           (29,081)
  Class I Shares ...............................           --          (171,711)
 Distributions in excess of investment income:
  Class A Shares ...............................           --              --
  Class B Shares ...............................           --              --
  Class S Shares ...............................           --              --
  Class I Shares ...............................           --              --
 Net realized gains on investments:
  Class A Shares ...............................        (26,467)           --
  Class B Shares ...............................           --              --
  Class S Shares ...............................           --              --
  Class I Shares ...............................           --              --
 Capital:
  Class A Shares ...............................           --           (31,166)
  Class B Shares ...............................           --            (3,795)
  Class S Shares ...............................           --              (757)
  Class I Shares ...............................           --            (4,469)
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares ...............................       (332,981)     21,970,831
  Class B Shares ...............................           --           460,337
  Class S Shares ...............................           --            51,136
  Class I Shares ...............................           --           345,142
                                                   ------------    ------------
Net increase/(decrease) in net assets ..........       (280,020)     22,732,802

NET ASSETS:
Beginning of year ..............................      2,815,868      20,229,974
                                                   ------------    ------------
End of year ....................................   $  2,535,848    $ 42,962,776
                                                   ============    ============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net investment
  income) at end of year .......................   $     82,227    $       (650)
                                                   ============    ============

                       See Notes to Financial Statements.

  CALIFORNIA
   INSURED                               FLORIDA
INTERMEDIATE          CALIFORNIA         INSURED                               EMERGING         INTERNATIONAL
  MUNICIPAL           MUNICIPAL         MUNICIPAL           GROWTH              GROWTH             GROWTH
    FUND                FUND              FUND               FUND                FUND               FUND
------------        ------------      ------------        ------------       ------------       ------------
$  2,670,734        $ 17,231,177      $  1,156,596        $ (2,552,797)      $ (2,822,592)      $    924,661

     883,975           8,843,806           484,348          58,434,054         79,122,078         10,921,112

     184,266           3,864,365           620,889          33,501,266        (45,805,742)       (21,911,580)
------------        ------------      ------------        ------------       ------------       ------------

   3,738,975          29,939,348         2,261,833          89,382,523         30,493,744        (10,065,807)

  (1,873,113)        (16,032,716)         (954,335)               --                 --           (1,975,295)
    (797,504)         (1,238,105)         (204,787)               --                 --             (178,840)
         (64)               (548)             (442)               --                 --             (317,435)
         (53)                (50)              (53)               --                 --           (4,405,354)

         (57)             (9,986)             --                  --                 --             (123,824)
         (24)               (771)             --                  --                 --              (11,211)
        --                  --                --                  --                 --                 --
        --                  --                --                  --                 --                 --

    (403,151)            (23,641)             --            (8,274,234)        (8,507,941)        (1,992,183)
    (200,864)             (1,826)             --            (2,485,038)        (1,627,499)          (212,435)
         (16)               --                --            (1,125,281)          (372,058)          (403,997)
         (10)               --                --           (10,259,464)        (2,639,418)        (4,204,998)

        --                  --                --                  --                 --                 --
        --                  --                --                  --                 --                 --
        --                  --                --                  --                 --                 --
        --                  --                --                  --                 --                 --

  (6,761,633)        (39,569,128)       (7,117,017)        (24,983,912)       (59,785,251)       (14,343,542)
     559,381           8,332,257          (200,018)            656,439         (2,364,589)           108,509
          80                 329           (28,294)         (3,717,859)        (2,844,853)          (905,239)
          63                  61                53         (42,247,133)       (20,847,090)        29,866,956
------------        ------------      ------------        ------------       ------------       ------------
  (5,737,990)        (18,604,776)       (6,243,060)         (3,053,959)       (68,494,955)        (9,460,748)

  66,151,893         343,478,730        27,858,635         282,608,128        255,382,609        170,155,857
------------        ------------      ------------        ------------       ------------       ------------
$ 60,413,903        $324,873,954      $ 21,615,575        $279,554,169       $186,887,654       $160,695,109
============        ============      ============        ============       ============       ============

$     15,157        $     (6,864)     $     13,135        $    (12,382)      $    161,566       $  3,597,176
============        ============      ============        ============       ============       ============

                                     See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                                                   BOND &            GROWTH &
                                                                   STOCK              INCOME          NORTHWEST
                                                                    FUND               FUND              FUND
                                                                ------------       ------------      ------------
Net investment income/(loss) ...............................    $ 10,303,999       $  1,436,047      $   (424,294)
Net realized gain on investments sold,
  forward foreign currency contracts,
  foreign currency transactions and futures
  contracts during the year ................................      36,021,498         26,629,017        41,408,116
Net change in unrealized appreciation of
  investments, forward foreign currency
  contracts, foreign currency, futures
  contracts and other assets and
  liabilities during the year ..............................      12,620,413         37,406,069        45,605,120
                                                                ------------       ------------      ------------
Net increase in net assets resulting from
  operations ...............................................      58,945,910         65,471,133        86,588,942
Distributions to shareholders from:
  Net investment income:
    Class A Shares .........................................      (9,565,088)        (1,646,567)             --
    Class B Shares .........................................        (866,492)           (33,995)             --
  Net realized gains on investments:
    Class A Shares .........................................     (16,337,631)       (12,746,652)      (16,815,468)
    Class B Shares .........................................      (1,513,284)        (1,708,904)       (1,448,706)
Net increase in net assets from Fund share transactions:
    Class A Shares .........................................      24,198,233         79,235,236        18,342,906
    Class B Shares .........................................      21,054,537         20,170,211        18,507,592
                                                                ------------       ------------      ------------
Net increase in net assets .................................      75,916,185        148,740,462       105,175,266

NET ASSETS:
Beginning of year ..........................................     277,657,566        201,181,896       191,359,418
                                                                ------------       ------------      ------------
End of year ................................................    $353,573,751       $349,922,358      $296,534,684
                                                                ============       ============     ============
Undistributed net investment income/(accumulated net
  investment loss) at end of year ..........................    $  1,194,421       $     30,939   $   (422,848)
                                                                ============       ============   ============

                                         See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   U.S.
                                                                 GOVERNMENT                          TAX-EXEMPT
                                                                 SECURITIES           INCOME           BOND
                                                                    FUND               FUND            FUND
                                                                ------------      ------------     ------------
Net investment income ......................................    $  7,263,894      $  5,669,177     $  9,648,920
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions and futures
  contracts during the year ................................        (493,856)        1,059,244        2,286,826
Net change in unrealized appreciation of
  investments, forward foreign currency
  contracts, foreign currency, futures
  contracts and other assets and liabilities
  during the year ..........................................       4,371,425         1,919,907        4,270,931
                                                                ------------      ------------     ------------
Net increase in net assets resulting from
  operations ...............................................      11,141,463         8,648,328      16,206,677
Distributions to shareholders from:
  Net investment income:
    Class A Shares .........................................      (7,110,859)       (5,227,656)      (9,381,180)
    Class B Shares .........................................        (153,035)         (441,521)        (267,740)
  Net realized gains on investments:
    Class A Shares .........................................            --                --           (283,504)
    Class B Shares .........................................            --                --            (11,875)
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares .........................................     (34,875,593)      (11,496,316)     (21,611,179)
    Class B Shares .........................................         281,357         2,293,277        2,607,483
                                                                ------------      ------------     ------------
Net decrease in net assets .................................     (30,716,667)       (6,223,888)     (12,741,318)

NET ASSETS:
Beginning of year ..........................................     141,121,994        93,779,278      208,871,783
                                                                ------------      ------------     ------------
End of year ................................................    $110,405,327      $ 87,555,390     $196,130,465
                                                                ============      ============     ============

                                         See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                           TARGET MATURITY 2002 FUND                     HIGH YIELD FUND (b)
                                                 ---------------------------------------------      ----------------------------
                                                 SIX MONTHS                                         SIX MONTHS
                                                    ENDED                                              ENDED
                                                   04/30/99       PERIOD ENDED      YEAR ENDED        04/30/99      PERIOD ENDED
                                                 (UNAUDITED)      10/31/98(a)        06/30/98       (UNAUDITED)       10/31/98
                                                 -----------      -----------      -----------      -----------      -----------
AMOUNT
 CLASS A:
  Sold ......................................    $    26,463      $    13,000      $    34,948      $ 3,029,510      $11,803,472
  Issued as reinvestment of dividends .......        199,232             --            196,535          501,995          462,184
  Redeemed ..................................       (360,370)        (334,663)        (564,464)     (10,258,269)        (137,375)
                                                 -----------      -----------      -----------      -----------      -----------
  Net increase/(decrease) ...................    $  (134,675)     $  (321,663)     $  (332,981)     $(6,726,764)     $12,128,281
                                                 ===========      ===========      ===========      ===========      ===========
 CLASS B:
  Sold ......................................           --               --               --        $ 7,701,854      $ 3,075,214
  Issued as reinvestment of dividends .......           --               --               --            140,506           22,719
  Redeemed ..................................           --               --               --           (566,504)         (63,854)
                                                                                                    -----------      -----------
  Net increase ..............................           --               --               --        $ 7,275,856      $ 3,034,079
                                                                                                    ===========      ===========

  Sold ......................................           --               --               --        $      --        $    25,593
  Issued as reinvestment of dividends .......           --               --               --              1,191              359
  Redeemed ..................................           --               --               --             (3,242)            --
                                                                                                    -----------      -----------
  Net increase/(decrease) ...................           --               --               --        $    (2,051)     $    25,952
                                                                                                    ===========      ===========
 CLASS I:
  Sold ......................................           --               --               --        $35,077,820      $ 1,380,336
  Issued as reinvestment of dividends .......           --               --               --            499,844           26,556
  Redeemed ..................................           --               --               --           (126,355)         (11,295)
                                                                                                    -----------      -----------
  Net increase ..............................           --               --               --        $35,451,309      $ 1,395,597
                                                                                                    ===========      ===========
SHARES
 CLASS A:
  Sold ......................................          2,504            1,167            3,257          335,911        1,197,921
  Issued as reinvestment of dividends .......         18,778             --             18,789           55,659           42,998
  Redeemed ..................................        (33,931)         (29,926)         (52,004)      (1,148,206)         (14,619)
                                                 -----------      -----------      -----------      -----------      -----------
  Net increase/(decrease) ...................        (12,649)         (28,759)         (29,958)        (756,636)       1,226,300
                                                 ===========      ===========      ===========      ===========      ===========
 CLASS B:
  Sold ......................................           --               --               --            847,681          322,674
  Issued as reinvestment of dividends .......           --               --               --             15,436            2,484
  Redeemed ..................................           --               --               --            (62,272)          (7,083)
                                                                                                    -----------      -----------
  Net increase ..............................           --               --               --            800,845          318,075
                                                                                                    ===========      ===========
 CLASS S:
  Sold ......................................           --               --               --               --              2,650
  Issued as reinvestment of dividends .......           --               --               --                130               54
  Redeemed ..................................           --               --               --               (363)            --
                                                                                                    -----------      -----------
  Net increase/(decrease) ...................           --               --               --               (233)           2,704
                                                                                                    ===========      ===========
 CLASS I:
  Sold ......................................           --               --               --          3,901,102          146,137
  Issued as reinvestment of dividends .......           --               --               --             54,947            2,971
  Redeemed ..................................           --               --               --            (13,831)          (1,249)
                                                                                                    -----------      -----------
  Net increase ..............................           --               --               --          3,942,218          147,859
                                                                                                    ===========      ===========

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.

(b) The High Yield Fund commenced operations on April 8, 1998.

                                                See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS

                                                   SHORT TERM HIGH QUALITY BOND FUND
                                             -------------------------------------------
                                              SIX MONTHS
                                                 ENDED
                                               04/30/99      PERIOD ENDED     YEAR ENDED
                                              (UNAUDITED)     10/31/98(a)      06/30/98
                                             ------------    ------------    ------------
AMOUNT
 CLASS A:
  Sold ...................................   $  7,903,904    $    394,104    $ 39,093,511
  Issued in exchange for Class A shares of
    Sierra Trust .........................           --              --        33,873,483
  Issued in exchange for Class A shares of
    Griffin Short Term Bond Fund .........     91,614,250            --              --
  Issued as reinvestment of dividends ....      1,197,785         421,928         799,463
  Redeemed ...............................    (19,515,794)     (3,998,588)    (51,795,626)
                                             ------------    ------------    ------------
  Net increase/(decrease) ................   $ 81,200,145    $ (3,182,556)   $ 21,970,831
                                             ============    ============    ============
 CLASS B:
  Sold ...................................   $    806,654    $    574,367    $    348,662
  Issued in exchange for Class B shares of
    Sierra Trust .........................           --              --         1,149,624
  Issued in exchange for Class B shares of
    Griffin Short Term Bond Fund .........        419,976            --              --
  Issued as reinvestment of dividends ....         57,786          39,967         110,925
  Redeemed ...............................     (1,041,747)       (365,087)     (1,148,874)
                                             ------------    ------------    ------------
  Net increase ...........................   $    242,669    $    249,247    $    460,337
                                             ============    ============    ============
 CLASS S:
  Sold ...................................   $    983,060    $        200    $     27,837
  Issued in exchange for Class S shares of
    Sierra Trust .........................           --              --           568,432
  Issued as reinvestment of dividends ....         23,992           8,328          21,221
  Redeemed ...............................       (457,075)       (106,110)       (566,354)
                                             ------------    ------------    ------------
  Net increase/(decrease) ................   $    549,977    $    (97,582)   $     51,136
                                             ============    ============    ============
 CLASS I:
  Sold ...................................   $ 40,020,555    $    508,910    $    131,968
  Issued in exchange for Class I shares of
    Sierra Trust .........................           --              --         1,470,065
  Issued as reinvestment of dividends ....        799,532            --              --
  Redeemed ...............................     (6,037,933)     (1,997,642)     (1,256,891)
                                             ------------    ------------    ------------
  Net increase/(decrease) ................   $ 34,782,154    $ (1,488,732)   $    345,142
                                             ============    ============    ============
SHARES
 CLASS A:
  Sold ...................................      3,338,049         167,245      16,747,592
  Issued in exchange for Class A shares of
    Sierra Trust .........................           --              --        14,537,976
  Issued in exchange for Class A shares of
    Griffin Short Term Bond Fund .........     39,480,745            --              --
  Issued as reinvestment of dividends ....        513,717         180,152         363,171
  Redeemed ...............................     (8,375,137)     (1,710,460)    (22,246,314)
                                             ------------    ------------    ------------
  Net increase/(decrease) ................     34,957,374      (1,363,063)      9,402,425
                                             ============    ============    ============
 CLASS B:
  Sold ...................................        344,696         245,069         151,031
  Issued in exchange for Class B shares of
    Sierra Trust .........................           --              --           493,401
  Issued in exchange for Class B shares of
    Griffin Short Term Bond Fund .........        180,972            --              --
  Issued as reinvestment of dividends ....         24,766          17,061          47,771
  Redeemed ...............................       (446,395)       (156,010)       (494,001)
                                             ------------    ------------    ------------
  Net increase ...........................        104,039         106,120         198,202
                                             ============    ============    ============
 CLASS S:
  Sold ...................................        420,173              85          12,088
  Issued in exchange for Class S shares of
    Sierra Trust .........................           --              --           243,962
  Issued as reinvestment of dividends ....         10,281           3,556           9,129
  Redeemed ...............................       (196,025)        (45,552)       (243,870)
                                             ------------    ------------    ------------
  Net increase/(decrease) ................        234,429         (41,911)         21,309
                                             ============    ============    ============
 CLASS I:
  Sold ...................................     17,115,289         216,632          59,563
  Issued in exchange for Class I shares of
    Sierra Trust .........................           --              --           630,929
  Issued as reinvestment of dividends ....        342,838            --              --
  Redeemed ...............................     (2,600,367)       (857,694)       (540,840)
                                             ------------    ------------    ------------
  Net increase/(decrease) ................     14,857,760        (641,062)        149,652
                                             ============    ============    ============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
    The amounts reported are for the period July 1, 1998 through October 31, 1998.

                            See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS

                                         U.S. GOVERNMENT SECURITIES FUND                                INCOME FUND
                                 -----------------------------------------------  -------------------------------------------------
                                  SIX MONTHS                                          SIX MONTHS
                                     ENDED                                               ENDED
                                   04/30/99       PERIOD ENDED       YEAR ENDED        04/30/99       PERIOD ENDED      YEAR ENDED
                                  (UNAUDITED)      10/31/98(a)        12/31/97       (UNAUDITED)      10/31/98(a)        12/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold .......................   $  13,386,882    $  10,226,965    $   4,447,940    $  18,350,502    $  26,781,674    $  11,286,277
  Issued in exchange for
    Class A shares of
    Sierra Trust .............            --        199,804,185             --               --        142,588,808             --
  Issued in exchange for
    Class A shares of
    Griffin U.S. Government
    Income Fund ..............     100,746,713             --               --               --               --               --
  Issued in exchange for
    Class A shares of
    Griffin Bond Fund ........            --               --               --         88,439,108             --               --
  Issued as reinvestment
    of dividends .............       5,662,658        7,762,789        5,145,658        5,159,001        6,336,890        3,823,083
  Redeemed ...................     (43,784,817)     (66,897,250)     (44,469,191)     (47,209,985)     (53,805,101)     (26,605,676)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) ....   $  76,011,436    $ 150,896,689    $ (34,875,593)   $  64,738,626    $ 121,902,271    $ (11,496,316)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold .......................   $  24,642,239    $  11,302,827    $     864,913    $  10,117,616    $  11,883,309    $   4,354,889
  Issued in exchange for
    Class B shares of
    Sierra Trust .............            --         17,545,619             --               --         17,326,196             --
  Issued in exchange for
    Class B shares of
    Griffin U.S. Government
    Income Fund ..............       5,799,302             --               --               --               --               --
  Issued in exchange for
    Class A shares of
    Griffin Bond Fund ........            --               --               --            573,288             --               --
  Issued as reinvestment
    of dividends .............         734,221          529,390          123,880          711,100          848,522          374,440
  Redeemed ...................      (4,764,969)      (4,681,938)        (707,436)      (5,064,441)      (7,030,376)      (2,436,052)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ...............   $  26,410,793    $  24,695,898    $     281,357    $   6,337,563    $  23,027,651    $   2,293,277
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold .......................   $      66,877    $      97,657             --      $      35,920    $      64,835             --
  Issued in exchange for
    Class S shares of
    Sierra Trust .............            --          7,569,635             --               --          1,686,388             --
  Issued as reinvestment
    of dividends .............         100,344          187,818             --             35,075           51,094             --
  Redeemed ...................      (1,492,081)      (2,756,215)            --           (320,172)        (343,748)            --
                                 -------------    -------------                     -------------    -------------
  Net increase/(decrease) ....   $  (1,324,860)   $   5,098,895             --      $    (249,177)   $   1,458,569             --
                                 =============    =============                     =============    =============
 CLASS I:
  Sold .......................   $  32,150,107    $   1,897,904             --      $   6,436,465    $   1,682,081             --
  Issued in exchange for
    Class I shares of
    Sierra Trust .............            --         77,055,299             --               --          6,001,602             --
  Issued as reinvestment
    of dividends .............         626,402             --               --            295,572             --               --
  Redeemed ...................     (23,882,639)     (41,438,278)            --           (663,356)        (917,869)            --
                                 -------------    -------------                     -------------    -------------
  Net increase ...............   $   8,893,870    $  37,514,925             --      $   6,068,681    $   6,765,814             --
                                 =============    =============                     =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                        U.S. GOVERNMENT SECURITIES FUND                                INCOME FUND
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                         SIX MONTHS
                                    ENDED                                              ENDED
                                   04/30/99        PERIOD ENDED     YEAR ENDED        04/30/99       PERIOD ENDED      YEAR ENDED
                                  (UNAUDITED)       10/31/98(a)      12/31/97        (UNAUDITED)      10/31/98(a)       12/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
SHARES
 CLASS A:
  Sold ........................      1,153,989          937,355          424,259        1,900,305        2,798,947        1,212,967
  Issued in exchange for
    Class A shares of
    Sierra Trust ..............           --         18,833,600             --               --         16,561,879             --
  Issued in exchange for
    Class A shares of
    Griffin U.S. Government
    Income Fund ...............      9,316,736             --               --               --               --               --
  Issued in exchange for
    Class A shares of
    Griffin Bond Fund .........           --               --               --          9,555,982             --               --
  Issued as reinvestment
    of dividends ..............        519,806          711,256          489,525          548,573          664,762          413,335
  Redeemed ....................     (4,018,530)      (6,100,043)      (4,240,473)      (5,016,602)      (5,645,131)      (2,880,356)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....      6,972,001       14,382,168       (3,326,689)       6,988,258       14,380,457       (1,254,054)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................      2,257,959        1,033,341           81,465        1,071,128        1,248,615          467,109
  Issued in exchange for
    Class B shares of
    Sierra Trust ..............           --          1,655,309             --               --          2,009,654             --
  Issued in exchange for
    Class B shares of
    Griffin U.S. Government
    Income Fund ...............        536,901             --               --               --               --               --
  Issued in exchange for
    Class B shares of
    Griffin Bond Fund .........           --               --               --             61,849             --               --
  Issued as reinvestment
    of dividends ..............         67,452           48,455           11,762           75,419           88,864           40,332
  Redeemed ....................       (437,930)        (426,676)         (67,110)        (536,136)        (737,401)        (263,592)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................      2,424,382        2,310,429           26,117          672,260        2,609,732          243,849
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................          6,116            8,987             --              3,794            6,828             --
  Issued in exchange for
    Class S shares of
    Sierra Trust ..............           --            714,499             --               --            195,664             --
  Issued as reinvestment
    of dividends ..............          9,194           17,192             --              3,717            5,348             --
  Redeemed ....................       (136,461)        (253,106)            --            (33,987)         (36,046)            --
                                 -------------    -------------                     -------------    -------------
  Net increase/(decrease) .....       (121,151)         487,572             --            (26,476)         171,794             --
                                 =============    =============                     =============    =============
 CLASS I:
  Sold ........................      2,953,307          172,564             --            684,457          176,652             --
  Issued in exchange for
    Class I shares of
    Sierra Trust ..............           --          7,273,265             --               --            697,179             --
  Issued as reinvestment
    of dividends ..............         57,631             --               --             31,500             --               --
  Redeemed ....................     (2,176,338)      (3,811,669)            --            (70,874)         (96,227)            --
                                 -------------    -------------                     -------------    -------------
  Net increase ................        834,600        3,634,160             --            645,083          777,604             --
                                 =============    =============                     =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                               CALIFORNIA INSURED
                                           INTERMEDIATE MUNICIPAL FUND                         CALIFORNIA MUNICIPAL FUND
                                 -----------------------------------------------    ----------------------------------------------
                                  SIX MONTHS                                         SIX MONTHS
                                     ENDED                                              ENDED
                                   04/30/99        PERIOD ENDED      YEAR ENDED        04/30/99       PERIOD ENDED      YEAR ENDED
                                  (UNAUDITED)      10/31/98(a)        06/30/98        (UNAUDITED)      10/31/98(a)       06/30/98
                                 -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ........................  $   3,663,364    $     703,974    $  45,133,314    $  17,557,297    $   6,565,808    $ 109,366,878
  Issued in exchange for
    Class A shares of
    Griffin California Tax
    Free Fund .................           --               --               --         37,928,445             --               --
  Issued as reinvestment
    of dividends ..............      1,004,210          372,864        1,692,248        6,049,817        3,068,180       10,168,881
  Redeemed ....................     (3,641,117)      (2,993,121)     (53,587,195)     (25,647,945)     (15,755,429)    (159,104,887)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $   1,026,457    $  (1,916,283)   $  (6,761,633)   $  35,887,614    $  (6,121,441)   $ (39,569,128)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................  $   9,654,091    $   2,998,917    $   3,830,587    $  45,152,292    $  15,977,261    $  11,852,598
  Issued in exchange for
    Class B shares of
    Griffin California Tax
    Free Fund .................           --               --               --          8,299,621             --               --
  Issued as reinvestment
    of dividends ..............        686,910          206,027          785,124        1,261,088          403,939          880,758
  Redeemed ....................     (2,267,097)      (1,347,082)      (4,056,330)      (3,566,052)      (1,694,076)      (4,401,099)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................  $   8,073,904    $   1,857,862    $     559,381    $  51,146,949    $  14,687,124    $   8,332,257
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................  $        --      $        --      $        --      $        --      $        --      $        --
  Issued as reinvestment
    of dividends ..............             53               22               80              166              101              329
  Redeemed ....................           --               --               --               (238)            (606)            --
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $          53    $          22    $          80    $         (72)   $        (505)   $         329
                                 -------------    -------------    -------------    -------------    -------------    -------------
 CLASS I:
  Sold ........................  $        --      $        --      $        --      $        --      $        --      $        --
  Issued as reinvestment
    of dividends ..............             39               18               63               33               22               61
  Redeemed ....................           --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................  $          39    $          18    $          63    $          33    $          22    $          61
                                 =============    =============    =============    =============    =============    =============
SHARES
 CLASS A:
  Sold ........................        337,147           64,616        4,166,073        1,681,238          577,201        9,670,102
  Issued in exchange for
    Class A shares of
    Griffin California Tax
    Free Fund .................           --               --               --          3,337,347             --               --
  Issued as reinvestment
    of dividends ..............         92,865           34,046          155,891          530,355          268,682          903,373
  Redeemed ....................       (336,394)        (274,458)      (4,944,950)      (2,250,171)      (1,382,174)     (14,095,738)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....         93,618         (175,796)        (622,986)       3,298,769         (536,291)      (3,522,263)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................        891,069          273,439          353,152        3,979,764        1,399,254        1,051,959
  Issued in exchange for
    Class B shares of
    Griffin California Tax
    Free Fund .................           --               --               --            730,865             --               --
  Issued as reinvestment
    of dividends ..............         63,541           18,811           72,337          110,590           35,356           78,161
  Redeemed ....................       (210,334)        (123,678)        (374,167)        (312,528)        (148,795)        (391,417)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................        744,276          168,572           51,322        4,508,691        1,285,815          738,703
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................           --               --               --               --               --               --
  Issued as reinvestment
    of dividends ..............              5                2                7               16                8               29
  Redeemed ....................           --               --               --                (21)             (53)            --
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....              5                2                7               (5)             (45)              29
                                 =============    =============    =============    =============    =============    =============
 CLASS I:
  Sold ........................           --               --               --               --               --               --
  Issued as reinvestment
    of dividends ..............              4                2                6                3                2                6
  Redeemed ....................           --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................              4                2                6                3                2                6
                                 =============    =============    =============    =============    =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                       FLORIDA INSURED MUNICIPAL FUND                          TAX-EXEMPT BOND FUND(a)
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                          SIX MONTHS
                                     ENDED                                               ENDED
                                    04/30/99      PERIOD ENDED       YEAR ENDED        04/30/99       PERIOD ENDED     YEAR ENDED
                                  (UNAUDITED)      10/31/98(a)        06/30/98       (UNAUDITED)      10/31/98(b)       12/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ........................  $     644,694    $     147,296    $  17,026,487    $   4,258,099    $  14,111,965    $   9,139,630
  Issued in exchange for
    Class A shares of
    Sierra Trust ..............           --               --               --               --        131,911,067             --
  Issued in exchange for
    Class A shares of
    Griffin Municipal Bond
    Fund ......................           --               --               --         21,093,435             --               --
  Issued as reinvestment
    of dividends ..............        165,679          123,333          430,764        5,140,245        7,889,912        7,486,759
  Redeemed ....................     (2,143,090)      (1,219,634)     (24,574,268)     (28,716,397)     (57,752,990)     (38,237,568)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  (1,332,717)   $    (949,005)   $  (7,117,017)   $   1,775,382    $  96,159,954    $ (21,611,179)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................  $   2,626,840    $   1,094,291    $   1,328,489    $   5,069,223    $   4,749,727    $   3,133,343
  Issued in exchange for
    Class B shares of
    Sierra Trust ..............           --               --               --               --          5,255,068             --
  Issued in exchange for
    Class B shares of
    Griffin Municipal Bond
    Fund ......................           --               --               --            565,513             --               --
  Issued as reinvestment
    of dividends ..............         86,658           50,148          134,076          325,727          362,204          218,328
  Redeemed ....................       (622,353)        (240,180)      (1,662,583)      (1,600,438)      (1,839,872)        (744,188)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $   2,091,145    $     904,259    $    (200,018)   $   4,360,025    $   8,527,127    $   2,607,483
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................  $        --      $        --      $        --      $        --      $           2    $        --
  Issued in exchange for
    Class S shares of
    Sierra Trust ..............           --               --               --               --              1,265             --
  Issued as reinvestment
    of dividends ..............             34               24              358               32               36             --
  Redeemed ....................           --               --            (28,652)            --               --
                                 -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $          34    $          24    $     (28,294)   $          32    $       1,303             --
                                 =============    =============    =============    =============    =============
 CLASS I:
  Sold ........................  $        --      $        --      $        --      $        --      $           3    $        --
  Issued in exchange for
    Class I shares of
    Sierra Trust ..............           --               --               --               --              1,035             --
  Issued as reinvestment
    of dividends ..............             30               20               53               32               37             --
  Redeemed ....................           --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------
  Net increase ................  $          30    $          20    $          53    $          32    $       1,075             --
                                 =============    =============    =============    =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.
(b) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                         FLORIDA INSURED MUNICIPAL FUND                           TAX-EXEMPT BOND FUND
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                          SIX MONTHS
                                     ENDED                                              ENDED
                                   04/30/99        PERIOD ENDED      YEAR ENDED        04/30/99       PERIOD ENDED      YEAR ENDED
                                  (UNAUDITED)       10/31/98(a)       06/30/98        (UNAUDITED)      10/31/98(b)       12/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
SHARES
 CLASS A:
  Sold ........................         61,634           14,033        1,660,760          598,788        1,647,687        1,161,023
  Issued in exchange for
    Class A shares of
    Sierra Trust ..............           --               --               --               --         18,330,460             --
  Issued in exchange for
    Class A shares of
    Griffin Municipal Bond
    Fund ......................           --               --               --          2,623,522             --               --
  Issued as reinvestment
    of dividends ..............         15,843           11,782           41,985          636,917          964,582          951,410
  Redeemed ....................       (204,663)        (117,042)      (2,396,458)      (3,557,893)      (7,066,128)      (4,861,387)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....       (127,186)         (91,227)        (693,713)         301,334       13,876,601       (2,748,954)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................        250,953          104,711          129,041          629,712          585,326          398,272
  Issued in exchange for
    Class B shares of
    Sierra Trust ..............           --               --               --               --            730,248             --
  Issued in exchange for
    Class B shares of
    Griffin Municipal Bond
    Fund ......................           --               --               --             70,316             --               --
  Issued as reinvestment
    of dividends ..............          8,288            4,792           13,052           40,366           44,887           27,480
  Redeemed ....................        (59,446)         (23,021)        (161,939)        (198,471)        (225,252)         (95,335)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....        199,795           86,482          (19,846)         541,923        1,135,209          330,417
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................           --               --               --               --                  2             --
  Issued in exchange for
    Class S shares of
    Sierra Trust ..............           --               --               --               --                175             --
  Issued as reinvestment
    of dividends ..............              3                3               36                4                3             --
  Redeemed ....................           --               --             (2,810)            --               --               --
                                 -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....              3                3           (2,774)               4              180             --
                                 =============    =============    =============    =============    =============
 CLASS I:
  Sold ........................           --               --               --               --                  1             --
  Issued in exchange for
    Class I shares of
    Sierra Trust ..............           --               --               --               --                144             --
  Issued as reinvestment
    of dividends ..............              3                2                5                4                4             --
  Redeemed ....................           --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------
  Net increase ................              3                2                5                4              149             --
                                 =============    =============    =============    =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.
(b) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                BOND & STOCK FUND                                  GROWTH & INCOME FUND
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                          SIX MONTHS
                                     ENDED                                               ENDED
                                   04/30/99         YEAR ENDED       YEAR ENDED        04/30/99        YEAR ENDED       YEAR ENDED
                                  (UNAUDITED)        10/31/98         10/31/97        (UNAUDITED)       10/31/98         10/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ........................  $  11,077,443    $  77,100,034    $  52,484,804    $  46,714,505    $ 222,069,018    $ 106,141,702
  Issued in exchange for
    Class A shares of
    Sierra Trust ..............           --               --               --               --        158,740,743             --
  Issued in exchange for
    Class A shares of
    Griffin Growth &
    Income Fund ...............           --               --               --        281,276,085             --               --
  Issued as reinvestment
    of dividends ..............      4,753,295       48,830,627       24,871,733        1,501,078       35,964,668       13,852,602
  Redeemed ....................    (51,928,815)     (89,969,565)     (53,158,304)    (141,224,754)    (212,634,199)     (40,759,068)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $ (36,098,077)   $  35,961,096    $  24,198,233    $ 188,266,914    $ 204,140,230    $  79,235,236
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................  $  10,491,128    $  39,221,359    $  22,935,586    $  20,904,829    $  36,396,662    $  22,289,439
  Issued in exchange for
    Class B shares of
    Sierra Trust ..............           --               --               --               --         40,265,726             --
  Issued in exchange for
    Class B shares of
    Griffin Growth &
    Income Fund ...............           --               --               --         50,553,133             --               --
  Issued as reinvestment
    of dividends ..............      1,048,823        8,205,251        2,352,873             --          6,447,498        1,737,586
  Redeemed ....................    (11,537,146)     (11,054,524)      (4,233,922)     (18,512,181)     (17,119,675)      (3,856,814)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................  $       2,805    $  36,372,086    $  21,054,537    $  52,945,781    $  65,990,211    $  20,170,211
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................  $      13,530    $     106,558             --      $     642,459    $   1,551,469             --
  Issued in exchange for
    Class S shares of
    Sierra Trust ..............           --               --               --               --         11,890,222             --
  Issued as reinvestment
    of dividends ..............            361               80             --               --               --               --
  Redeemed ....................        (13,618)         (75,081)            --         (3,876,845)      (3,067,189)            --
                                 -------------    -------------                     -------------    -------------
  Net increase/(decrease) .....  $         273    $      31,557             --      $  (3,234,386)   $  10,374,502             --
                                 =============    =============                     =============    =============
 CLASS I:
  Sold ........................           --               --               --      $  39,851,579    $  21,232,340             --
  Issued in exchange for
    Class I shares of
    Sierra Trust ..............           --               --               --               --        156,826,637             --
  Issued as reinvestment
    of dividends ..............           --               --               --            703,039             --               --
  Redeemed ....................           --               --               --         (9,487,726)     (10,703,417)            --
                                                                                                     -------------    -------------
  Net increase ................           --               --               --      $  31,066,892    $ 167,355,560             --
                                                                                    =============    =============

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                BOND & STOCK FUND                                  GROWTH & INCOME FUND
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                         SIX MONTHS
                                     ENDED                                             ENDED
                                    04/30/99        YEAR ENDED      YEAR ENDED        04/30/99         YEAR ENDED       YEAR ENDED
                                  (UNAUDITED)        10/31/98        10/31/97        (UNAUDITED)        10/31/98         10/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
SHARES
 CLASS A:
  Sold ........................        758,727        5,082,555        3,423,606        3,214,542       11,565,737        5,205,714
  Issued in exchange for
    Class A shares of
    Sierra Trust ..............           --               --               --               --          8,901,693             --
  Issued in exchange for
    Class A shares of
    Griffin Growth &
    Income Fund ...............           --               --               --         12,108,922             --               --
  Issued as reinvestment
    of dividends ..............        330,402        3,411,130        1,697,502           65,901          641,460          798,609
  Redeemed ....................     (3,548,951)      (6,215,419)      (3,452,180)      (6,191,836)     (10,275,325)      (2,059,919)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....     (2,459,822)       2,278,266        1,668,928        9,197,529       10,833,565        3,944,404
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................        746,098        2,650,249        1,491,572        1,068,574        1,991,929        1,165,851
  Issued in exchange for
    Class B shares of
    Sierra Trust ..............           --               --               --               --          2,281,424             --
  Issued in exchange for
    Class B shares of
    Griffin Growth &
    Income Fund ...............           --               --               --          2,204,430             --               --
  Issued as reinvestment
    of dividends ..............         73,213          574,422          160,463             --            116,619          101,631
  Redeemed ....................       (815,992)        (779,074)        (274,187)        (815,421)        (867,171)        (201,009)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase ................          3,319        2,445,597        1,377,848        2,457,583        3,522,801        1,066,473
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................            953            8,164             --             30,556           73,567             --
  Issued in exchange for
    Class S shares of
    Sierra Trust ..............           --               --               --               --            700,170             --
  Issued as reinvestment
    of dividends ..............             26                6             --               --               --               --
  Redeemed ....................           (921)          (5,542)            --           (174,081)        (154,969)            --
                                 -------------    -------------                     -------------    -------------
  Net increase/(decrease) .....             58            2,628             --           (143,525)         618,768             --
                                 =============    =============                     =============    =============
 CLASS I:
  Sold ........................           --               --               --          1,750,543        1,012,389             --
  Issued in exchange for
    Class I shares of
    Sierra Trust ..............           --               --               --               --          8,777,545             --
  Issued as reinvestment
    of dividends ..............           --               --               --             31,172             --               --
  Redeemed ....................           --               --               --           (424,243)        (527,906)            --
                                                                                    -------------    -------------
  Net increase ................           --               --               --          1,357,472        9,262,028             --
                                                                                    =============    =============

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                   GROWTH FUND                                       NORTHWEST FUND
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                         SIX MONTHS
                                     ENDED                                             ENDED
                                   04/30/99        PERIOD ENDED     YEAR ENDED        04/30/99        YEAR ENDED       YEAR ENDED
                                  (UNAUDITED)       10/31/98(a)       06/30/98       (UNAUDITED)       10/31/98         10/31/97
                                 -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ........................  $  88,139,363    $  99,386,706    $ 376,606,887    $  31,487,371    $  71,928,894    $  37,595,728
  Issued in exchange for
    Class A shares of
    Griffin Growth Fund .......     82,224,769             --               --               --               --               --
  Issued as reinvestment
    of dividends ..............     10,484,224             --          8,098,957             --         48,141,885       16,535,329
  Redeemed ....................    (99,564,291)    (102,419,341)    (409,689,756)     (57,276,113)     (69,774,171)     (35,788,151)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  81,284,065    $  (3,032,635)   $ (24,983,912)   $ (25,788,742)   $  50,296,608    $  18,342,906
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................  $  45,895,582    $   6,289,271    $  21,624,274    $   5,112,658    $  19,506,022    $  19,318,236
  Issued in exchange for
    Class B shares of
    Griffin Growth Fund .......      6,591,595             --               --               --               --               --
  Issued as reinvestment
    of dividends ..............      4,359,229             --          2,457,020             --          8,274,120        1,445,397
  Redeemed ....................     (8,286,586)      (3,532,630)     (23,424,855)      (6,178,531)      (8,156,334)      (2,256,041)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  48,559,820    $   2,756,641    $     656,439    $  (1,065,873)   $  19,623,808    $  18,507,592
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................  $     387,774    $     638,109    $   1,576,379    $       3,581             --               --
  Issued as reinvestment
    of dividends ..............      1,200,444             --          1,116,531             --               --               --
  Redeemed ....................     (3,339,235)      (1,576,975)      (6,410,769)            --               --               --
                                 -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  (1,751,017)   $    (938,866)   $  (3,717,859)   $       3,581             --               --
                                 =============    =============    =============    =============
 CLASS I:
  Sold ........................  $  36,742,155    $  14,170,562    $  24,923,298             --               --               --
  Issued as reinvestment
    of dividends ..............     12,516,104             --               --               --               --               --
  Redeemed ....................     (5,929,508)      (5,513,179)     (67,170,431)            --               --               --
                                 -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  43,328,751    $   8,657,383    $ (42,247,133)            --               --               --
                                 =============    =============    =============    =============
SHARES
 CLASS A:
  Sold ........................      5,102,968        5,653,629       23,228,866        1,228,172        3,162,857        1,637,573
  Issued in exchange for
    Class A shares of
    Griffin Growth Fund .......      3,548,041             --               --               --               --               --
  Issued as reinvestment
    of dividends ..............        562,458             --            590,930             --          2,054,110          855,423
  Redeemed ....................     (4,733,482)      (5,790,961)     (25,206,344)      (2,260,393)      (3,194,232)      (1,553,311)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....      4,479,985         (137,332)      (1,386,548)      (1,032,221)       2,022,735          939,685
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................      2,094,824          373,144        1,368,627          204,980          869,783          836,203
  Issued in exchange for
    Class B shares of
    Griffin Growth Fund .......        297,415             --               --               --               --               --
  Issued as reinvestment
    of dividends ..............        244,078             --            184,877             --            362,689           74,775
  Redeemed ....................       (370,896)        (208,958)      (1,490,854)        (252,377)        (397,671)        (100,926)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....      2,265,421          164,186           62,650          (47,397)         834,801          810,052
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................         18,077           37,098          104,482              144             --               --
  Issued as reinvestment
    of dividends ..............         67,214             --             83,953             --               --               --
  Redeemed ....................       (164,045)         (96,855)        (408,947)            --               --               --
                                 -------------    -------------    -------------    -------------
  Net increase/(decrease) .....        (78,754)         (59,757)        (220,512)             144             --               --
                                 =============    =============    =============    =============
 CLASS I:
  Sold ........................      1,612,761          795,462        1,783,635             --               --               --
  Issued as reinvestment
    of dividends ..............        666,459             --               --               --               --               --
  Redeemed ....................       (310,471)        (308,846)      (4,048,118)            --               --               --
                                 -------------    -------------    -------------
  Net increase/(decrease) .....      1,968,749          486,616       (2,264,483)            --               --               --
                                 =============    =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The numbers reflected are for the period
    July 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                              EMERGING GROWTH FUND                              INTERNATIONAL GROWTH FUND
                                 -----------------------------------------------    -----------------------------------------------
                                  SIX MONTHS                                         SIX MONTHS
                                     ENDED                                              ENDED
                                   04/30/99        PERIOD ENDED      YEAR ENDED        04/30/99      PERIOD ENDED      YEAR ENDED
                                  (UNAUDITED)       10/31/98(a)       06/30/98       (UNAUDITED)      10/31/98(a)       06/30/98
                                 -------------    -------------    -------------    -------------    -------------    -------------
AMOUNT
 CLASS A:
  Sold ........................  $  45,559,136    $  45,697,143    $ 313,664,566    $     868,182    $     407,310    $ 187,840,932
  Issued as reinvestment
    of dividends ..............     14,648,007             --          8,402,791        1,259,502             --          4,018,393
  Redeemed ....................    (37,547,210)     (56,089,179)    (381,852,608)      (7,230,629)      (3,657,187)    (206,202,867)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  22,659,933    $ (10,392,036)   $ (59,785,251)   $  (5,102,945)   $  (3,249,877)   $ (14,343,542)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................  $   1,097,510    $     897,561    $  14,180,902    $     345,725    $     759,141    $   1,184,200
  Issued as reinvestment
    of dividends ..............      3,763,564             --          1,579,773          145,074             --            390,469
  Redeemed ....................    (14,684,977)      (2,406,538)     (18,125,264)        (655,281)        (864,568)      (1,466,160)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $  (9,823,903)   $  (1,508,977)   $  (2,364,589)   $    (164,482)   $    (105,427)   $     108,509
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................  $   2,345,898    $      47,525    $     341,783    $     362,613    $     187,031    $   2,290,224
  Issued as reinvestment
    of dividends ..............        742,277             --            370,065          316,165             --            735,597
  Redeemed ....................       (790,842)      (1,301,531)      (3,556,701)      (1,928,001)      (1,038,905)      (3,931,060)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....  $   2,297,333    $  (1,254,006)   $  (2,844,853)   $  (1,249,223)   $    (851,874)   $    (905,239)
                                 =============    =============    =============    =============    =============    =============
 CLASS I:
  Sold ........................  $  15,296,619    $     352,945    $   2,367,463    $  13,205,371    $   6,040,073    $  46,484,844
  Issued as reinvestment
    of dividends ..............      4,308,281             --               --          4,495,136             --               --
  Redeemed ....................    (45,548,579)     (16,753,807)     (23,214,553)     (23,613,093)      (1,364,559)     (16,617,888)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/decrease) ......  $ (25,943,679)   $ (16,400,862)   $ (20,847,090)   $  (5,912,586)   $   4,675,514    $  29,866,956
                                 =============    =============    =============    =============    =============    =============
SHARES
 CLASS A:
  Sold ........................      1,299,636        2,576,643       16,007,665           93,635           41,432       18,508,938
  Issued as reinvestment
    of dividends ..............        951,787             --            466,974          140,440             --            438,682
  Redeemed ....................     (2,343,486)      (3,207,380)     (19,463,142)        (781,744)        (393,624)     (20,071,107)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net decrease ................        (92,063)        (630,737)      (2,988,503)        (547,669)        (352,192)      (1,123,487)
                                 =============    =============    =============    =============    =============    =============
 CLASS B:
  Sold ........................         70,399           56,594          758,262           37,789           75,429          108,136
  Issued as reinvestment
    of dividends ..............        255,676             --             90,322           16,430             --             43,146
  Redeemed ....................       (295,117)        (154,881)        (966,584)         (71,882)         (94,402)        (141,350)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....         30,958          (98,287)        (118,000)         (17,663)         (18,973)           9,932
                                 =============    =============    =============    =============    =============    =============
 CLASS S:
  Sold ........................         35,207            2,816           18,531           38,875           19,151          213,909
  Issued as reinvestment
    of dividends ..............         50,426             --             21,107           35,483             --             80,569
  Redeemed ....................        (51,442)         (80,916)        (189,249)        (210,304)        (116,365)        (368,556)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/(decrease) .....         34,191          (78,100)        (149,611)        (135,946)         (97,214)         (74,078)
                                 =============    =============    =============    =============    =============    =============
 CLASS I:
  Sold ........................        887,057           19,660          125,672        1,451,346          642,775        4,334,679
  Issued as reinvestment
    of dividends ..............        277,774             --               --            502,812             --               --
  Redeemed ....................     (1,938,470)        (974,867)      (1,245,200)      (2,563,303)        (161,051)      (1,736,507)
                                 -------------    -------------    -------------    -------------    -------------    -------------
  Net increase/decrease) ......       (773,639)        (955,207)      (1,119,528)        (609,145)         481,724        2,598,172
                                 =============    =============    =============    =============    =============    =============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The numbers reflected are for the period
    July 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

                     [This Page Intentionally Left Blank]

FINANCIAL highlights

TARGET MATURITY 2002 FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                               INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                        ---------------------------------------------     ------------------------------------------

                         NET ASSET                        NET REALIZED                    DIVIDENDS     DISTRIBUTIONS
                           VALUE,                        AND UNREALIZED    TOTAL FROM      FROM NET       FROM NET
                        BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON    INVESTMENT     INVESTMENT      REALIZED         TOTAL
                           PERIOD           INCOME        INVESTMENTS      OPERATIONS       INCOME          GAINS      DISTRIBUTIONS
                        ------------    --------------   --------------    ----------     ----------    -------------  -------------
CLASS A
04/30/99 (unaudited)      $11.66           $ 0.29++         $(0.51)         $(0.22)         $(0.79)        $(0.20)        $(0.99)
10/31/98(a)                10.86             0.23             0.57            0.80            --             --             --
06/30/98                   10.69             0.61++           0.40            1.01           (0.73)         (0.11)         (0.84)
06/30/97                   10.72             0.62++           0.11            0.73           (0.71)         (0.05)         (0.76)
06/30/96                   10.78             0.63            (0.30)           0.33           (0.39)          --            (0.39)
06/30/95(c)                10.00             0.12             0.66            0.78            --             --             --

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) The Fund commenced operations on March 20, 1995.

                                                 See Notes to Financial Statements.

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  --------------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                         EXPENSES
                                                                                                                        TO AVERAGE
                                                                                                                        NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                                                                       AND/OR FEES
                                                                                                                        REDUCED BY
                                                        RATIO OF OPERATING       RATIO OF NET                            CREDITS
NET ASSET VALUE,                   NET ASSETS, END OF   EXPENSES TO AVERAGE   INVESTMENT INCOME TO       PORTFOLIO      ALLOWED BY
 END OF PERIOD     TOTAL RETURN+   PERIOD (IN 000'S)       NET ASSETS(b)       AVERAGE NET ASSETS      TURNOVER RATE   THE CUSTODIAN
----------------   -------------   ------------------   -------------------   --------------------     -------------   -------------
    $10.45            (2.01)%           $2,006                  0.87%*              5.50%*                   0%            3.61%*
     11.66              7.37%            2,385                  0.64%*              5.92%*                   0%            1.47%*
     10.86              9.78%            2,536                  0.62%               5.61%                    0%            2.63%
     10.69              6.95%            2,816                  0.64%               5.80%                    0%            2.89%
     10.72              2.91%            3,125                  0.62%               5.66%                    5%            2.55%
     10.78              7.80%            2,626                  0.74%*              5.22%*                   0%            4.71%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights

HIGH YIELD FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------

                                                                                                        DISTRIBUTIONS
                                                                                                             IN
                   NET ASSET                          NET REALIZED                        DIVIDENDS       EXCESS OF
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET          NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT     INVESTMENT        TOTAL
                     PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME         INCOME      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------    -------------
CLASS A
04/30/99
(unaudited)          $ 8.86            $ 0.45           $ 0.43             $ 0.88           $(0.48)        $(0.05)        $(0.53)
10/31/98(a)           10.00              0.47            (1.15)             (0.68)           (0.45)         (0.01)         (0.46)

CLASS B
04/30/99
(unaudited)            8.90              0.46             0.40               0.86            (0.44)         (0.05)         (0.49)
10/31/98(a)           10.00              0.42            (1.09)             (0.67)           (0.42)         (0.01)         (0.43)

CLASS S
04/30/99
(unaudited)            8.92              0.43             0.41               0.84            (0.44)         (0.05)         (0.49)
10/31/98(a)            9.61              0.16            (0.67)             (0.51)           (0.18)         (0.00)#        (0.18)

CLASS I
04/30/99
(unaudited)            8.85              0.51             0.38               0.89            (0.49)         (0.05)         (0.54)
10/31/98(a)           10.00              0.22            (1.13)             (0.91)           (0.23)         (0.01)         (0.24)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived or if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) On April 8, 1998, May 5, 1998, August 10, 1998 and July 27, 1998 the Fund commenced selling Class A, Class B, Class S and Class
    I shares, respectively.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                                                 See Notes to Financial Statements.

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  --------------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                        OPERATING
                                                                                                                         EXPENSES
                                                                                                                        TO AVERAGE
                                                                                                                        NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                       WAIVERS, OR
                                                                                                                           FEES
                                                                                                                        REDUCED BY
                                                        RATIO OF OPERATING       RATIO OF NET                            CREDITS
NET ASSET VALUE,                   NET ASSETS, END OF   EXPENSES TO AVERAGE   INVESTMENT INCOME TO       PORTFOLIO      ALLOWED BY
 END OF PERIOD     TOTAL RETURN+   PERIOD (IN 000'S)       NET ASSETS(b)       AVERAGE NET ASSETS      TURNOVER RATE   THE CUSTODIAN
----------------   -------------   ------------------   -------------------   --------------------     -------------   -------------

   $ 9.21               10.19%          $ 4,323               0.65%*                10.50%*                 12%           1.28%*
     8.86              (6.90)%           10,861               0.78%*                 8.80%*                 54%           1.22%*

     9.27                9.74%           10,371               1.45%*                 9.70%*                 12%           2.08%
     8.90              (6.33)%            2,830               1.57%*                 8.01%                  54%           2.02%*

     9.27                9.74%               23               1.64%*                 9.51%*                 12%           2.27%*
     8.92              (5.30)%               24               1.51%*                 8.07%*                 54%           2.18%*

     9.20               10.36%           37,631               0.37%*                10.78%*                 12%           1.00%*
     8.85              (9.13)%            1,309               0.48%*                 9.10%*                 54%           0.97%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights
SHORT TERM HIGH QUALITY BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                            -------------------------------------------    --------------------------------------------------------

                                             NET REALIZED                               DISTRIBUTIONS
                                                  AND                                        IN
             NET ASSET                        UNREALIZED                    DIVIDENDS     EXCESS OF
               VALUE,                         GAIN/(LOSS)    TOTAL FROM     FROM NET         NET       DISTRIBUTIONS
            BEGINNING OF    NET INVESTMENT        ON         INVESTMENT    INVESTMENT    INVESTMENT        FROM          TOTAL
               PERIOD           INCOME        INVESTMENTS    OPERATIONS      INCOME        INCOME         CAPITAL     DISTRIBUTIONS
            ------------     ------------     -----------     ---------     ---------     ---------    -------------  -------------
CLASS A
04/30/99
 (unaudited)   $ 2.35          $ 0.06++         $(0.02)        $ 0.04         $(0.06)       $ --           $ --          $(0.06)
10/31/98(a)      2.32            0.04             0.03           0.07          (0.04)         --             --           (0.04)
06/30/98         2.32            0.13            0.00#           0.13          (0.13)         --           (0.00)#        (0.13)
06/30/97         2.32            0.14            0.00#           0.14          (0.14)         --             --           (0.14)
06/30/96         2.35            0.15++          (0.03)          0.12          (0.15)         --           (0.00)#        (0.15)
06/30/95         2.39            0.08             0.02           0.10          (0.08)        (0.06)        (0.00)#        (0.14)
06/30/94(c)      2.50            0.09            (0.11)         (0.02)         (0.09)         --             --           (0.09)

CLASS B
04/30/99
(unaudited)      2.35            0.05++          (0.02)          0.03          (0.05)         --             --           (0.05)
10/31/98(a)      2.32            0.04             0.03           0.07          (0.04)         --             --           (0.04)
06/30/98         2.32            0.12            0.00#           0.12          (0.12)         --           (0.00)#        (0.12)
06/30/97         2.32            0.12            0.00#           0.12          (0.12)         --             --           (0.12)
06/30/96         2.35            0.13++          (0.03)          0.10          (0.13)         --           (0.00)#        (0.13)
06/30/95(c)      2.39            0.06             0.02           0.08          (0.06)        (0.06)        (0.00)#        (0.12)

CLASS S
04/30/99
 (unaudited)     2.35            0.05++          (0.02)          0.03          (0.05)         --             --           (0.05)
10/31/98(a)      2.32            0.04             0.03           0.07          (0.04)         --             --           (0.04)
06/30/98         2.32            0.12            0.00#           0.12          (0.12)         --           (0.00)#        (0.12)
06/30/97         2.32            0.12            0.00#           0.12          (0.12)         --             --           (0.12)
06/30/96         2.35            0.13++          (0.03)          0.10          (0.13)         --           (0.00)#        (0.13)
06/30/95(c)      2.39            0.06             0.02           0.08          (0.06)        (0.06)        (0.00)#        (0.12)

CLASS I
04/30/99
 (unaudited)     2.35            0.06++          (0.02)          0.04          (0.06)         --             --           (0.06)
10/31/98(a)      2.32            0.04             0.03           0.07          (0.04)         --             --           (0.04)
06/30/98         2.32            0.14            0.00#           0.14          (0.14)         --           (0.00)#        (0.14)
06/30/97(c)      2.32            0.14            0.00#           0.14          (0.14)         --             --           (0.14)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On November 1, 1993, July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class A, Class B, Class S and Class
    I shares, respectively.

                                                 See Notes to Financial Statements.

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    -----------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                        OPERATING
                                                                                                                         EXPENSES
                                                                                                                        TO AVERAGE
                                                                                                                        NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                                                                       AND/OR FEES
                                                                                                                        REDUCED BY
                                                        RATIO OF OPERATING       RATIO OF NET                            CREDITS
NET ASSET VALUE,                   NET ASSETS, END OF   EXPENSES TO AVERAGE   INVESTMENT INCOME TO       PORTFOLIO      ALLOWED BY
 END OF PERIOD     TOTAL RETURN+   PERIOD (IN 000'S)       NET ASSETS(b)       AVERAGE NET ASSETS      TURNOVER RATE   THE CUSTODIAN
----------------   -------------   ------------------   -------------------   --------------------     -------------   -------------

   $ 2.33               1.61%           $113,773              0.82%*                  4.93%*                 44%          1.18%*
     2.35               3.11%             32,748              0.82%*                  5.44%*                 19%          1.40%*
     2.32               5.19%             35,551              0.86%                   5.71%                 138%          1.32%
     2.32               6.15%             13,685              0.82%                   6.50%                  51%          1.45%
     2.32               5.05%             32,440              0.75%                   6.22%                 225%          1.42%
     2.35               4.42%             43,811              0.75%                   6.10%                 137%          1.39%
     2.39             (0.73)%             21,771              0.00%*                  5.70%*                 95%          1.61%*

     2.33               1.22%              3,950              1.59%*                  4.16%*                 44%          1.95%*
     2.35               2.85%              3,747              1.57%*                  4.69%*                 19%          2.18%*
     2.32               5.13%              3,459              1.61%                   4.96%                 138%          2.07%
     2.32               5.37%              2,994              1.57%                   5.75%                  51%          2.20%
     2.32               4.27%              3,437              1.50%                   5.47%                 225%          2.17%
     2.35               3.64%              3,015              1.50%                   5.35%                 137%          2.14%

     2.33               1.23%              1,299              1.72%*                  4.03%*                 44%          2.08%*
     2.35               2.85%                762              1.57%*                  4.69%*                 19%          2.08%*
     2.32               5.13%                850              1.58%                   4.98%                 138%          2.05%
     2.32               5.37%                800              1.57%                   5.75%                  51%          2.20%
     2.32               4.27%              3,531              1.50%                   5.47%                 225%          2.17%
     2.35               3.64%              2,303              1.50%                   5.35%                 137%          2.14%

     2.33               1.73%             36,178              0.38%*                  5.37%*                 44%          0.74%*
     2.35               3.20%              1,631              0.57%*                  5.69%*                 19%          0.96%*
     2.32               6.17%              3,103              0.53%                   6.03%                 138%          1.00%
     2.32               5.94%              2,752              0.57%*                  6.75%*                 51%          1.20%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights

U.S. GOVERNMENT SECURITIES FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                     INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                             ------------------------------------------------      -------------------------------

                             NET ASSET                          NET REALIZED
                               VALUE,                          AND UNREALIZED      TOTAL FROM      DIVIDENDS FROM
                            BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT      NET INVESTMENT        TOTAL
                               PERIOD            INCOME         INVESTMENTS        OPERATIONS          INCOME        DISTRIBUTIONS
                            ------------      ------------      ------------      ------------      ------------     -------------
CLASS A
04/30/99 (unaudited)           $10.98           $ 0.31++           $(0.16)           $ 0.15           $(0.31)           $(0.31)
10/31/98(a)                     10.84             0.54               0.14              0.68            (0.54)            (0.54)
12/31/97                        10.46             0.62               0.38              1.00            (0.62)            (0.62)
12/31/96                        10.84             0.63              (0.38)             0.25            (0.63)            (0.63)
12/31/95                         9.64             0.63               1.20              1.83            (0.63)            (0.63)
12/31/94                        10.79             0.63              (1.15)            (0.52)           (0.63)            (0.63)
12/31/93                        10.63             0.69               0.16              0.85            (0.69)            (0.69)

CLASS B
04/30/99 (unaudited)            10.97             0.27++            (0.16)             0.11            (0.27)            (0.27)
10/31/98(a)                     10.84             0.47               0.12              0.59            (0.46)            (0.46)
12/31/97                        10.46             0.54               0.38              0.92            (0.54)            (0.54)
12/31/96                        10.84             0.54              (0.38)             0.16            (0.54)            (0.54)
12/31/95                         9.64             0.54               1.20              1.74            (0.54)            (0.54)
12/31/94(c)                     10.24             0.41              (0.60)            (0.19)           (0.41)            (0.41)

CLASS S
04/30/99 (unaudited)            10.99             0.27++            (0.17)             0.10            (0.27)            (0.27)
10/31/98(c)                     10.86             0.35               0.13              0.48            (0.35)            (0.35)

CLASS I
04/30/99 (unaudited)            10.99             0.32++            (0.17)             0.15            (0.32)            (0.32)
10/31/98(c)                     10.86             0.42               0.12              0.54            (0.41)            (0.41)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On March 30, 1994, March 23, 1998 and March 23, 1998 the Fund commenced selling Class B, Class S and Class I shares respectively.

                                                 See Notes to Financial Statements.

                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       -----------------------------------------------------------------------------------------------------
                                                                                                                   RATIO OF
                                                                                                                   OPERATING
                                                                                                                   EXPENSES
                                                                                                                      TO
                                                                                                                    AVERAGE
                                                                                                                      NET
                                                                                                                    ASSETS
                                                                                                                    WITHOUT
                                                                   RATIO OF                                           FEE
                                                                   OPERATING                                        WAIVERS
                                                                   EXPENSES         RATIO OF                         AND/OR
                                                    RATIO OF         TO                NET                            FEES
                                                   OPERATING       AVERAGE         INVESTMENT                        REDUCED
                                     NET            EXPENSES         NET             INCOME                            BY
  NET ASSET                        ASSETS,             TO           ASSETS             TO                            CREDITS
   VALUE,                          END OF            AVERAGE       INCLUDING         AVERAGE         PORTFOLIO       ALLOWED
   END OF             TOTAL        PERIOD              NET         INTEREST            NET           TURNOVER        BY THE
   PERIOD            RETURN+     (IN 000'S)         ASSETS(b)       EXPENSE          ASSETS            RATE         CUSTODIAN
  ---------          -------     ----------         ---------       --------        ---------        --------       ---------

  $10.82              1.40%       $337,867            0.94%*           N/A            5.79%*            31%           1.06%*
   10.98              6.38%        266,334            0.92%*          1.36%*          5.99%*            12%           1.45%*
   10.84              9.92%        107,054            1.05%            N/A            5.92%              6%           1.05%
   10.46              2.48%        138,159            0.97%            N/A            6.01%             16%           0.97%
   10.84             19.45%        177,310            1.01%            N/A            6.08%              8%           1.01%
    9.64             (4.91)%       188,068            0.97%            N/A            6.19%             34%           0.97%
   10.79              8.12%        268,112            0.99%            N/A            6.29%             51%           0.99%

   10.81              0.99%         54,528            1.69%*           N/A            5.04%*            31%           1.81%*
   10.97              5.54%         28,747            1.67%*          2.12%*          5.24%*            12%           2.22%*
   10.84              9.03%          3,352            1.84%            N/A            5.08%              6%           1.84%
   10.46              1.58%          2,963            1.85%            N/A            5.14%             16%           1.85%
   10.84             18.48%          2,206            1.84%            N/A            5.20%              8%           1.84%
    9.64             (1.86)%         1,063            1.76%*           N/A            5.43%*            34%           1.76%*

   10.82              0.89%          3,966            1.89%*           N/A            4.84%*            31%           2.01%*
   10.99              4.35%          5,357            1.67%*          2.12%*          5.24%*            12%           2.34%*

   10.82              1.41%         48,364            0.59%*           N/A            6.14%*            31%           0.71%*
   10.99              5.00%         39,939            0.66%*          1.10%*          6.25%*            12%           1.11%*

                                              See Notes to Financial Statements.

FINANCIAL highlights

INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                              ------------------------------------------------      ------------------------------

                             NET ASSET                          NET REALIZED
                               VALUE,                          AND UNREALIZED      TOTAL FROM      DIVIDENDS FROM
                            BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT      NET INVESTMENT        TOTAL
                               PERIOD            INCOME         INVESTMENTS        OPERATIONS          INCOME        DISTRIBUTIONS
                            ------------      ------------      ------------      ------------      ------------     -------------
CLASS A
04/30/99 (unaudited)           $ 9.44            $ 0.31            $(0.10)           $ 0.21           $(0.31)          $(0.31)
10/31/98(a)                      9.48              0.53             (0.04)#            0.49            (0.53)           (0.53)
12/31/97                         9.15              0.60              0.33              0.93            (0.60)           (0.60)
12/31/96                         9.44              0.59             (0.29)             0.30            (0.59)           (0.59)
12/31/95                         8.29              0.59              1.15              1.74            (0.59)           (0.59)
12/31/94                         9.33              0.60             (1.04)            (0.44)           (0.60)           (0.60)
12/31/93                         8.99              0.61              0.34              0.95            (0.61)           (0.61)

CLASS B
04/30/99 (unaudited)             9.45              0.27             (0.10)             0.17            (0.27)           (0.27)
10/31/98(a)                      9.49              0.46             (0.04)#            0.42            (0.46)           (0.46)
12/31/97                         9.17              0.53              0.32              0.85            (0.53)           (0.53)
12/31/96                         9.46              0.52             (0.29)             0.23            (0.52)           (0.52)
12/31/95                         8.30              0.51              1.16              1.67            (0.51)           (0.51)
12/31/94(c)                      8.85              0.40             (0.55)            (0.15)           (0.40)           (0.40)

CLASS S
04/30/99 (unaudited)             9.45              0.27             (0.10)             0.17            (0.27)           (0.27)
10/31/98(c)                      9.58              0.35             (0.13)#            0.22            (0.35)           (0.35)

CLASS I
04/30/99 (unaudited)             9.44              0.32             (0.10)             0.22            (0.32)           (0.32)
10/31/98(c)                      9.57              0.41             (0.13)#            0.28            (0.41)           (0.41)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor and distributor or if fees had not been reduced by credits allowed by the custodian.
  # The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On March 30, 1994, March 23, 1998 and March 23, 1998 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                              See Notes to Financial Statements.

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       ------------------------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                    RATIO OF                           AND/OR FEES
                                                            RATIO OF                   NET                              REDUCED BY
 NET ASSET                             NET ASSETS,          OPERATING              INVESTMENT                            CREDITS
  VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO     ALLOWED BY
  END OF                 TOTAL         PERIOD (IN          AVERAGE NET             AVERAGE NET             TURNOVER         THE
  PERIOD                RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 --------              -------         ----------          -----------               ---------             ---------     ---------

  $ 9.34                 2.23%          $276,229               1.09%*                  6.61%*                 16%          1.11%*
    9.44                 5.21%           213,397               1.07%*                  6.66%*                 37%           N/A
    9.48                10.51%            77,864               1.08%                   6.47%                  27%           N/A
    9.15                 3.46%            86,657               1.03%                   6.52%                  42%           N/A
    9.44                21.58%            97,534               1.08%                   6.59%                  43%           N/A
    8.29               (4.82)%            88,102               1.04%                   6.83%                  26%           N/A
    9.33                10.82%           104,876               1.08%                   6.58%                  51%           N/A

    9.35                 1.83%            40,242               1.82%*                  5.88%*                 16%          1.87%*
    9.45                 4.51%            34,321               1.84%*                  5.89%*                 37%           N/A
    9.49                 9.51%             9,691               1.86%                   5.65%                  27%           N/A
    9.17                 2.59%             7,122               1.89%                   5.69%                  42%           N/A
    9.46                20.70%             4,452               1.91%                   5.73%                  43%           N/A
    8.30               (1.67)%             2,299               1.80%*                  6.25%*                 26%           N/A

    9.35                 1.82%             1,359               1.98%*                  5.72%*                 16%          2.00%*
    9.45                 2.20%             1,624               1.92%*                  5.81%*                 37%           N/A

    9.34                 2.34%            13,289               0.72%*                  6.98%*                 16%          0.74%*
    9.44                 2.84%             7,342               0.71%*                  7.02%*                 37%           N/A

                                              See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                     INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                                --------------------------------------------    ---------------------------------------------------
                                                 NET REALIZED
                                                      AND                                  DISTRIBUTIONS  DISTRIBUTIONS
                 NET ASSET                        UNREALIZED                    DIVIDENDS   IN EXCESS OF      FROM
                   VALUE,                         GAIN/(LOSS)    TOTAL FROM     FROM NET         NET           NET
                BEGINNING OF    NET INVESTMENT        ON         INVESTMENT    INVESTMENT    INVESTMENT     REALIZED      TOTAL
                   PERIOD           INCOME        INVESTMENTS    OPERATIONS      INCOME        INCOME         GAINS    DISTRIBUTIONS
                ------------     ------------     -----------     ---------     ---------     ---------     ---------  -----------
CLASS A
04/30/99
  (unaudited)     $ 11.02          $  0.22++         $ (0.13)       $  0.09       $ (0.22)    $   --        $ (0.16)      $ (0.38)
10/31/98(a)         10.81             0.16              0.21           0.37         (0.16)        --           --           (0.16)
06/30/98            10.74             0.49              0.17           0.66         (0.49)     (0.00)#        (0.10)        (0.59)
06/30/97            10.56             0.49++            0.23           0.72         (0.49)        --          (0.05)        (0.54)
06/30/96            10.45             0.49              0.15           0.64         (0.49)        --          (0.04)        (0.53)
06/30/95            10.10             0.50              0.35           0.85         (0.50)        --           --           (0.50)
06/30/94(c)         10.00             0.11            0.11##           0.22         (0.11)        --          (0.01)        (0.12)

CLASS B
04/30/99
  (unaudited)       11.02             0.18++           (0.13)          0.05         (0.18)        --          (0.16)        (0.34)
10/31/98(a)         10.81             0.13              0.21           0.34         (0.13)        --           --           (0.13)
06/30/98            10.74             0.41              0.17           0.58         (0.41)     (0.00)#        (0.10)        (0.51)
06/30/97            10.56             0.41++            0.23           0.64         (0.41)        --          (0.05)        (0.46)
06/30/96            10.45             0.41              0.15           0.56         (0.41)        --          (0.04)        (0.45)
06/30/95(c)         10.10             0.43              0.35           0.78         (0.43)        --           --           (0.43)

CLASS S
04/30/99
  (unaudited)       11.02             0.18++           (0.13)          0.05         (0.18)        --          (0.16)        (0.34)
10/31/98(a)         10.81             0.13              0.21           0.34         (0.13)        --           --           (0.13)
06/30/98            10.74             0.41              0.17           0.58         (0.41)        --          (0.10)        (0.51)
06/30/97            10.56             0.41++            0.23           0.64         (0.41)        --          (0.05)        (0.46)
06/30/96            10.45             0.41              0.15           0.56         (0.41)        --          (0.04)        (0.45)
06/30/95(c)         10.10             0.43              0.35           0.78         (0.43)        --           --           (0.43)

CLASS I
04/30/99
  (unaudited)       11.02             0.23++           (0.13)          0.10         (0.23)        --          (0.16)        (0.39)
10/31/98(a)         10.81             0.17              0.21           0.38         (0.17)        --           --           (0.17)
06/30/98            10.74             0.51              0.17           0.68         (0.51)        --          (0.10)        (0.61)
06/30/97(c)         10.58             0.49++            0.21           0.70         (0.49)        --          (0.05)        (0.54)

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On April 4, 1994, July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class A. Class B, Class S and
     Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                                     RATIO OF                           AND/OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO    ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------
  $10.73                 0.81%          $ 37,562               0.91%*                  4.04%*                 51%          1.05%*
   11.02                 3.46%            37,529               0.82%*                  4.39%*                  7%          1.15%*
   10.81                 6.26%            38,724               0.86%                   4.49%                  25%          1.25%
   10.74                 6.97%            45,157               0.82%                   4.61%                  29%          1.31%
   10.56                 6.25%            54,518               0.73%                   4.62%                  27%          1.39%
   10.45                 8.71%            54,507               0.42%                   4.95%                  13%          1.41%
   10.10                 2.20%            34,147               0.00%*                  4.25%*                 17%          1.95%*

   10.73                 0.43%            31,326               1.66%*                  3.29%*                 51%          1.81%*
   11.02                 3.20%            23,960               1.57%*                  3.64%*                  7%          1.90%*
   10.81                 5.47%            21,688               1.61%                   3.74%                  25%          2.01%
   10.74                 6.17%            20,992               1.57%                   3.86%                  29%          2.06%
   10.56                 5.46%            20,948               1.48%                   3.87%                  27%          2.14%
   10.45                 7.90%            12,391               1.17%                   4.20%                  13%          2.16%

   10.73                 0.46%                 2               3.70%*                  1.25%*                 51%          3.84%*
   11.02                 3.20%                 2               1.57%*                  3.64%*                  7%          3.36%*
   10.81                 5.47%                 2               1.59%                   3.76%                  25%          1.98%
   10.74                 6.17%                 2               1.57%                   3.86%                  29%          2.06%
   10.56                 5.46%                11               1.48%                   3.87%                  27%          2.14%
   10.45                 7.90%                11               1.17%                   4.20%                  13%          2.16%

   10.73                 0.95%                 1               0.62%*                  4.33%*                 51%          0.76%*
   11.02                 3.54%                 1               0.57%*                  4.64%*                  7%          0.86%*
   10.81                 6.53%                 1               0.60%                   4.75%                  25%          0.99%
   10.74                 6.70%                 1               0.57%*                  4.86%*                 29%          1.06%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights
CALIFORNIA MUNICIPAL FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                         INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                         ----------------------------------    --------------------------------------------------------------------
                                         NET
                                      REALIZED                                                            DISTRIBUTIONS
                                         AND                                DISTRIBUTIONS  DISTRIBUTIONS    IN EXCESS
            NET ASSET                UNREALIZED                 DIVIDENDS    IN EXCESS OF      FROM            OF
              VALUE,        NET      GAIN/(LOSS)  TOTAL FROM    FROM NET         NET            NET            NET
            BEGINNING   INVESTMENT       ON       INVESTMENT   INVESTMENT    INVESTMENT      REALIZED       REALIZED      TOTAL
            OF PERIOD     INCOME     INVESTMENTS  OPERATIONS     INCOME        INCOME          GAINS          GAINS    DISTRIBUTIONS
            ---------    ---------   -----------  ----------   ----------    ----------      ---------      ---------  -------------
CLASS A
04/30/99
 (unaudited)  $11.46      $   0.28++   $ (0.08)     $ 0.20       $ (0.28)      $  --          $ (0.06)       $  --       $ (0.34)
10/31/98(a)    11.33          0.19++      0.13        0.32         (0.19)         --             --             --         (0.19)
06/30/98       10.92          0.58++      0.41        0.99         (0.58)         --             --             --         (0.58)
06/30/97       10.60          0.59        0.32        0.91         (0.59)         --             --             --         (0.59)
06/30/96       10.53          0.60++      0.07        0.67         (0.60)         --             --             --         (0.60)
06/30/95       10.38          0.61        0.15        0.76         (0.61)         --            (0.00)#         --         (0.61)
06/30/94       11.22          0.61       (0.82)      (0.21)        (0.61)      (0.00)#           --            (0.02)      (0.63)

CLASS B
04/30/99
 (unaudited)   11.46          0.24++     (0.08)       0.16         (0.24)         --            (0.06)          --         (0.30)
10/31/98(a)    11.33          0.16++      0.13        0.29         (0.16)         --             --             --         (0.16)
06/30/98       10.92          0.50++      0.41        0.91         (0.50)         --             --             --         (0.50)
06/30/97       10.60          0.51        0.32        0.83         (0.51)         --             --             --         (0.51)
06/30/96       10.53          0.51++      0.07        0.58         (0.51)         --             --             --         (0.51)
06/30/95(c)    10.38          0.53        0.15        0.68         (0.53)         --            (0.00)#         --         (0.53)

CLASS S
04/30/99
 (unaudited)   11.46          0.24++     (0.08)       0.16         (0.24)         --            (0.06)          --         (0.30)
10/31/98(a)    11.33          0.16++      0.13        0.29         (0.16)         --             --             --         (0.16)
06/30/98       10.92          0.50++      0.41        0.91         (0.50)         --             --             --         (0.50)
06/30/97       10.60          0.51        0.32        0.83         (0.51)         --             --             --         (0.51)
06/30/96       10.53          0.51++      0.07        0.58         (0.51)         --             --             --         (0.51)
06/30/95(c)    10.38          0.53        0.15        0.68         (0.53)         --            (0.00)#         --         (0.53)

CLASS I
04/30/99
 (unaudited)   11.46          0.30++     (0.08)       0.22         (0.30)         --            (0.06)          --         (0.36)
10/31/98(a)    11.33          0.20++      0.13        0.33         (0.20)         --             --             --         (0.20)
06/30/98       10.92          0.61++      0.41        1.02         (0.61)         --             --             --         (0.61)
06/30/97(c)    10.62          0.58        0.30        0.88         (0.58)         --             --             --         (0.58)

----------------

  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                     RATIO OF                           AND/OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO    ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------

  $11.32                 1.77%          $321,303               0.88%*                  5.03%*                 42%          0.97%*
   11.46                 2.82%           287,590               0.97%*                  4.87%*                 28%          1.05%*
   11.33                 9.26%           290,328               1.00%                   5.18%                  87%          1.19%
   10.92                 8.83%           318,251               0.97%                   5.51%                  36%          1.26%
   10.60                 6.40%           372,177               0.94%                   5.56%                  17%          1.29%
   10.53                 7.57%           405,967               0.85%                   5.89%                  22%          1.29%
   10.38               (2.19)%           509,223               0.79%                   5.45%                  50%          1.39%

   11.32                 1.39%           100,086               1.63%*                  4.27%*                 42%          1.72%*
   11.46                 2.56%            49,683               1.72%*                  4.12%*                 28%          1.81%*
   11.33                 8.45%            34,537               1.75%                   4.42%                  87%          1.95%
   10.92                 8.02%            25,219               1.72%                   4.76%                  36%          2.01%
   10.60                 5.61%            20,543               1.69%                   4.81%                  17%          2.04%
   10.53                 6.78%             7,230               1.60%                   5.14%                  22%          2.04%

   11.32                 1.39%                 7               2.36%*                  3.54%*                 42%          2.45%*
   11.46                 2.56%                 7               1.72%*                  4.12%*                 28%          2.33%*
   11.33                 8.45%                 8               1.74%                   4.43%                  87%          1.95%
   10.92                 8.02%                 7               1.72%                   4.76%                  36%          2.01%
   10.60                 5.61%                11               1.69%                   4.81%                  17%          2.04%
   10.53                 6.78%                11               1.60%                   5.14%                  22%          2.04%

   11.32                 1.88%                 1               0.59%*                  5.31%*                 42%          0.68%*
   11.46                 2.90%                 1               0.72%*                  5.12%*                 28%          0.76%*
   11.33                 9.53%                 1               0.74%                   5.44%                  87%          0.93%
   10.92                 8.49%                 1               0.72%*                  5.76%*                 36%          1.01%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights
FLORIDA INSURED MUNICIPAL FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                     INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                                --------------------------------------------    ---------------------------------------------------
                                                 NET REALIZED
                                                      AND                                  DISTRIBUTIONS  DISTRIBUTIONS
                 NET ASSET                        UNREALIZED                    DIVIDENDS   IN EXCESS OF  IN EXCESS OF
                   VALUE,                         GAIN/(LOSS)    TOTAL FROM     FROM NET         NET           NET
                BEGINNING OF    NET INVESTMENT        ON         INVESTMENT    INVESTMENT    INVESTMENT     REALIZED      TOTAL
                   PERIOD           INCOME        INVESTMENTS    OPERATIONS      INCOME        INCOME         GAINS    DISTRIBUTIONS
                ------------     ------------     -----------     ---------     ---------     ---------     ---------  -----------
CLASS A
04/30/99
 (unaudited)      $ 10.50          $  0.24++         $ (0.11)       $  0.13       $ (0.24)    $   --        $   --       $ (0.24)
10/31/98(a)         10.35             0.17              0.15           0.32         (0.17)        --            --         (0.17)
06/30/98             9.93             0.49              0.42           0.91         (0.49)        --            --         (0.49)
06/30/97             9.64             0.49++            0.30           0.79         (0.50)     (0.00)#          --         (0.50)
06/30/96             9.43             0.50              0.21           0.71         (0.50)        --            --         (0.50)
06/30/95             9.40             0.52            0.03##           0.55         (0.52)        --            --         (0.52)
06/30/94            10.05             0.52             (0.65)         (0.13)        (0.52)     (0.00)#       (0.00)#       (0.52)

CLASS B
04/30/99
 (unaudited)        10.50             0.20++           (0.11)          0.09         (0.20)        --            --         (0.20)
10/31/98(a)         10.35             0.14              0.15           0.29         (0.14)        --            --         (0.14)
06/30/98             9.93             0.41              0.43           0.84         (0.42)        --            --         (0.42)
06/30/97             9.64             0.42++            0.30           0.72         (0.43)     (0.00)#          --         (0.43)
06/30/96             9.43             0.42              0.21           0.63         (0.42)        --            --         (0.42)
06/30/95(c)          9.40             0.45            0.03##           0.48         (0.45)        --            --         (0.45)

CLASS S
04/30/99
 (unaudited)        10.50             0.20++           (0.11)          0.09         (0.20)        --            --         (0.20)
10/31/98(a)         10.35             0.14              0.15           0.29         (0.14)        --            --         (0.14)
06/30/98             9.93             0.36              0.48           0.84         (0.42)        --            --         (0.42)
06/30/97             9.64             0.42++            0.30           0.72         (0.43)     (0.00)#          --         (0.43)
06/30/96             9.43             0.42              0.21           0.63         (0.42)        --            --         (0.42)
06/30/95(c)          9.40             0.45            0.03##           0.48         (0.45)        --            --         (0.45)

CLASS I
04/30/99
 (unaudited)        10.50             0.25++           (0.11)          0.14         (0.25)        --            --         (0.25)
10/31/98(a)         10.35             0.19              0.14           0.33         (0.18)        --            --         (0.18)
06/30/98             9.93             0.54              0.36           0.90         (0.48)        --            --         (0.48)
06/30/97(c)          9.68             0.49++            0.26           0.75         (0.50)     (0.00)#          --         (0.50)

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS,
                                                                                                                         EXPENSES
                                                                                                                        REIMBURSED
                                                                                     RATIO OF                           AND/OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO    ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------
  $10.39                 1.25%          $ 14,332               0.94%*                  4.62%*                 70%          1.40%*
   10.50                 3.08%            15,813               0.82%*                  4.76%*                 40%          1.40%*
   10.35                 9.34%            16,538               0.88%                   4.79%                  51%          1.45%
    9.93                 8.43%            22,761               0.82%                   5.01%                  53%          1.46%
    9.64                 7.56%            29.821               0.63%                   5.08%                  52%          1.46%
    9.43                 6.01%            33,714               0.39%                   5.53%                  44%          1.51%
    9.40               (1.50)%            38,541               0.00%                   5.09%                  83%          1.55%

   10.39                 0.87%             8,069               1.68%*                  3.88%*                 70%          2.14%*
   10.50                 2.82%             6,054               1.57%*                  4.01%*                 40%          2.15%*
   10.35                 8.53%             5,075               1.63%                   4.04%                  51%          2.21%
    9.93                 7.63%             5,067               1.57%                   4.26%                  53%          2.21%
    9.64                 6.76%             5,428               1.38%                   4.33%                  52%          2.21%
    9.43                 5.23%             3,330               1.14%                   4.78%                  44%          2.26%

   10.39                 0.89%                 2               3.80%*                  1.76%*                 70%          4.26%*
   10.50                 2.82%                 2               1.57%*                  4.01%*                 40%          3.64%*
   10.35                 8.53%                 2               1.62%                   4.05%                  51%          2.19%
    9.93                 7.63%                29               1.57%                   4.26%                  53%          2.21%
    9.64                 6.76%                11               1.38%                   4.33%                  52%          2.21%
    9.43                 5.23%                11               1.14%                   4.78%                  44%          2.26%

   10.39                 1.35%                 1               0.64%*                  4.92%*                 70%          1.10%*
   10.50                 3.17%                 1               0.57%*                  5.01%*                 40%          1.10%*
   10.35                 9.61%                 1               0.62%                   5.05%                  51%          1.19%
    9.93                 7.88%                 1               0.57%*                  5.26%*                 53%          1.21%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights
TAX-EXEMPT BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                   -----------------------------------------------      ------------------------------------------

                   NET ASSET                          NET REALIZED                        DIVIDENDS    DISTRIBUTIONS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET       FROM NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED         TOTAL
                     PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME          GAINS      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------      ---------
CLASS A
04/30/99
  (unaudited)        $ 8.11           $ 0.20++           $(0.09)          $ 0.11             $(0.20)        $  --          $(0.20)
10/31/98(a)            8.09             0.34               0.02             0.36              (0.34)           --           (0.34)
12/31/97               7.83             0.38               0.27             0.65              (0.38)          (0.01)        (0.39)
12/31/96               8.02             0.38              (0.19)            0.19              (0.38)           --           (0.38)
12/31/95               7.13             0.38               0.89             1.27              (0.38)           --           (0.38)
12/31/94               8.04             0.39              (0.91)           (0.52)             (0.39)           --           (0.39)
12/31/93               7.58             0.40               0.54             0.94              (0.40)          (0.08)        (0.48)

CLASS B
04/30/99
  (unaudited)          8.11             0.17++            (0.09)            0.08              (0.17)           --           (0.17)
10/31/98(a)            8.09             0.28               0.03             0.31              (0.29)           --           (0.29)
12/31/97               7.83             0.32               0.27             0.59              (0.32)          (0.01)        (0.33)
12/31/96               8.02             0.31              (0.19)            0.12              (0.31)           --           (0.31)
12/31/95               7.13             0.32               0.89             1.21              (0.32)           --           (0.32)
12/31/94(c)            7.49             0.25              (0.36)           (0.11)             (0.25)           --           (0.25)

CLASS S
04/30/99
  (unaudited)          8.11             0.18++            (0.09)            0.09              (0.18)           --           (0.18)
10/31/98(c)            8.06             0.16               0.10             0.26              (0.21)           --           (0.21)

CLASS I
04/30/99
  (unaudited)          8.11             0.21++            (0.09)            0.12              (0.21)           --           (0.21)
10/31/98(c)            8.06             0.27               0.05             0.32              (0.27)           --           (0.27)

----------------
  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On March 30, 1994, March 23, 1998 and March 23, 1998 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              -------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                      OPERATING              NET
                                                                       EXPENSES          INVESTMENT
    NET ASSET                                   NET ASSETS,           TO AVERAGE          INCOME TO            PORTFOLIO
      VALUE,                TOTAL              END OF PERIOD             NET             AVERAGE NET           TURNOVER
  END OF PERIOD            RETURN+              (IN 000'S)            ASSETS(b)            ASSETS                RATE
 -------------          ------------          -------------           ----------          ---------            ---------
   $ 8.02                  1.42%                $300,233                0.89%*               5.10%*               26%
     8.11                  4.58%                 301,162                0.84%*               5.14%*                6%
     8.09                  8.59%                 188,021                0.80%                4.84%                21%
     7.83                  2.52%                 203,606                0.75%                4.90%                22%
     8.02                 18.25%                 230,055                0.81%                5.03%                 8%
     7.13                (6.53)%                 215,438                0.79%                5.23%                12%
     8.04                 12.54%                 259,045                0.81%                4.97%                19%

     8.02                  1.02%                  21,493                1.65%*               4.34%*               26%
     8.11                  3.88%                  17,344                1.62%*               4.36%*                6%
     8.09                  7.71%                   8,110                1.62%                4.00%                21%
     7.83                  1.61%                   5,266                1.65%                4.01%                22%
     8.02                 17.30%                   2,682                1.62%                4.18%                 8%
     7.13                (1.46)%                   1,258                1.58%*               4.53%*               12%

     8.02                  1.06%                       1                4.16%*               1.83%*               26%
     8.11                  3.27%                       1                2.70%*               3.28%*                6%

     8.02                  1.54%                       1                0.60%*               5.39%*               26%
     8.11                  4.00%                       1                0.55%*               5.43%*                6%


                                                 See Notes to Financial Statements.

FINANCIAL highlights
BOND & STOCK FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------

                                                                                                     DISTRIBUTIONS
                 NET ASSET                          NET REALIZED                        DIVIDENDS         FROM
                   VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET          NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED         TOTAL
                   PERIOD            INCOME         INVESTMENTS        OPERATIONS         INCOME          GAINS       DISTRIBUTIONS
                ------------      ------------      ------------      ------------      ----------      ---------      ---------
CLASS A
04/30/99
 (unaudited)       $14.02          $ 0.20++            $ 1.37           $ 1.57           $(0.21)          $(0.04)       $(0.25)
10/31/98            16.13            0.45++              0.21             0.66            (0.45)           (2.32)        (2.77)
10/31/97            14.71            0.50                2.37             2.87            (0.51)           (0.94)        (1.45)
10/31/96            13.48            0.52                1.53             2.05            (0.50)           (0.32)        (0.82)
10/31/95            11.53            0.50                2.02             2.52            (0.49)           (0.08)        (0.57)
10/31/94            12.23            0.46               (0.57)           (0.11)           (0.44)           (0.15)        (0.59)

CLASS B
04/30/99
 (unaudited)        13.96            0.14++              1.37             1.51            (0.16)           (0.04)        (0.20)
10/31/98            16.10            0.33++              0.19             0.52            (0.34)           (2.32)        (2.66)
10/31/97            14.69            0.39                2.36             2.75            (0.40)           (0.94)        (1.34)
10/31/96            13.47            0.41                1.53             1.94            (0.40)           (0.32)        (0.72)
10/31/95            11.51            0.39                2.03             2.42            (0.38)           (0.08)        (0.46)
10/31/94(a)         11.49            0.18                0.04             0.22            (0.20)            --           (0.20)

CLASS S
04/30/99
 (unaudited)        13.79            0.14++              1.39             1.53            (0.16)           (0.04)        (0.20)
10/31/98(a)         14.72            0.14++             (0.87)#          (0.73)           (0.20)            --           (0.20)

----------------
  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of Fund shares.
(a) On March 30, 1994 and May 28, 1998 the Fund commenced selling Class B and Class S shares, respectively.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements

                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              -------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                      OPERATING              NET
                                                                       EXPENSES          INVESTMENT
    NET ASSET                                   NET ASSETS,           TO AVERAGE          INCOME TO            PORTFOLIO
      VALUE,                TOTAL              END OF PERIOD             NET             AVERAGE NET           TURNOVER
  END OF PERIOD            RETURN+              (IN 000'S)            ASSETS(b)            ASSETS                RATE
 -------------          ------------          -------------           ----------          ---------            ---------
   $15.34                 11.32%                 $289,058                1.06%*             2.68%*               21%
    14.02                  4.03%                  298,651                0.97%              3.09%                80%
    16.13                 20.81%                  307,018                0.99%              3.31%                54%
    14.71                 15.66%                  255,414                0.98%              3.68%                46%
    13.48                 22.55%                  208,592                1.02%              3.98%                32%
    11.53                (0.90)%                  191,615                1.06%              3.97%                25%

    15.27                 10.84%                   81,538                1.85%*             1.89%*               21%
    13.96                  3.12%                   74,542                1.76%              2.30%                80%
    16.10                 19.86%                   46,556                1.79%              2.48%                54%
    14.69                 14.73%                   22,243                1.86%              2.80%                46%
    13.47                 21.60%                    7,372                1.84%              3.10%                32%
    11.51                  1.94%                    3,362                1.77%*             3.22%*               25%

    15.12                 10.88%                       41                1.85%*             1.89%*               21%
    13.79                (4.66)%                       36                1.73%*             2.33%*               80%


                                                 See Notes to Financial Statements.

FINANCIAL highlights

GROWTH & INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------

                   NET ASSET                          NET REALIZED                        DIVIDENDS    DISTRIBUTIONS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET       FROM NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED        TOTAL
                     PERIOD        INCOME/(LOSS)      INVESTMENTS        OPERATIONS         INCOME          GAINS      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------    -------------
CLASS A
04/30/99
 (unaudited)         $19.99           $ 0.04++           $ 4.84            $ 4.88           $(0.05)         $  --        $(0.05)
10/31/98              21.01             0.11++             1.43              1.54            (0.09)          (2.47)       (2.56)
10/31/97              17.26             0.12               4.98              5.10            (0.14)          (1.21)       (1.35)
10/31/96              14.65             0.20               3.16              3.36            (0.21)          (0.54)       (0.75)
10/31/95              12.71             0.22               2.31              2.53            (0.19)          (0.40)       (0.59)
10/31/94              12.81             0.18               0.85              1.03            (0.18)          (0.95)       (1.13)

CLASS B
04/30/99
 (unaudited)          19.77            (0.04)++            4.77              4.73             --              --           --
10/31/98              20.85            (0.07)++            1.46              1.39            (0.00)#         (2.47)       (2.47)
10/31/97              17.17            (0.02)              4.93              4.91            (0.02)          (1.21)       (1.23)
10/31/96              14.59             0.06               3.14              3.20            (0.08)          (0.54)       (0.62)
10/31/95              12.68             0.11               2.31              2.42            (0.11)          (0.40)       (0.51)
10/31/94(a)           12.00             0.05               0.69              0.74            (0.06)           --          (0.06)

CLASS S
04/30/99
 (unaudited)          19.79            (0.05)++            4.78              4.73             --              --           --
10/31/98(a)           21.26            (0.03)++           (1.44)##          (1.47)            --              --           --

CLASS I
04/30/99
 (unaudited)          20.03             0.08++             4.82              4.90            (0.07)           --          (0.07)
10/31/98(a)           21.42             0.11++            (1.43)##          (1.32)           (0.07)           --          (0.07)

----------------
  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On March 30, 1994, March 23, 1998 and March 23, 1998 the Fund commenced selling Class B, Class S and Class I shares, repectively.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                     RATIO OF                           AND/OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO    ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------
  $24.82                24.44%          $851,453               1.00%*                 0.38%*                  24%          1.00%*
   19.99                 7.38%           502,115               0.94%                  0.52%                   79%           N/A
   21.01                31.24%           299,928               1.05%                  0.66%                   71%           N/A
   17.26                23.61%           178,331               1.03%                  1.26%                   52%           N/A
   14.65                20.87%           130,630               1.07%                  1.62%                   39%           N/A
   12.71                 8.55%           102,837               1.10%                  1.45%                   34%           N/A

   24.50                23.93%           205,272               1.76%*               (0.38)%*                  24%          1.85%*
   19.77                 6.60%           117,063               1.79%                (0.33)%                   79%           N/A
   20.85                30.20%            49,994               1.88%                (0.19)%                   71%           N/A
   17.17                22.55%            22,851               1.94%                  0.34%                   52%           N/A
   14.59                19.95%             8,871               1.91%                  0.69%                   39%           N/A
   12.68                 6.14%             2,082               1.85%*                 0.65%*                  34%           N/A

   24.52                23.90%            11,651               1.83%*               (0.45)%*                  24%          1.83%*
   19.79               (6.83)%            12,245               1.74%*               (0.28)%*                  79%           N/A

   24.86                24.56%           264,048               0.68%*                 0.70%*                  24%          0.68%*
   20.03               (6.18)%           185,528               0.62%*                 0.84%*                  79%           N/A

                                                 See Notes to Financial Statements.

FINANCIAL highlights
GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                           INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                    ------------------------------------------------      ----------------------------------------

                   NET ASSET                          NET REALIZED                        DIVIDENDS    DISTRIBUTIONS
                     VALUE,                          AND UNREALIZED      TOTAL FROM        FROM NET       FROM NET
                  BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      REALIZED         TOTAL
                     PERIOD        INCOME/(LOSS)      INVESTMENTS        OPERATIONS         INCOME          GAINS      DISTRIBUTIONS
                  ------------      ------------      ------------      ------------      ----------      ---------      ---------
CLASS A
04/30/99
 (unaudited)        $17.64           $(0.08)++           $10.47             $10.39          $  --           $(1.83)       $(1.83)
10/31/98(a)          18.46            (0.07)++            (0.75)             (0.82)            --             --            --
06/30/98             14.90            (0.15)++             4.99               4.84             --            (1.28)        (1.28)
06/30/97             15.69            (0.03)++             1.58               1.55             --            (2.34)        (2.34)
06/30/96             14.18            (0.07)++             3.47               3.40             --            (1.89)        (1.89)
06/30/95             10.73             0.05++              3.42               3.47            (0.02)         (0.00)#       (0.02)
06/30/94             10.72            (0.02)               0.03##             0.01             --             --            --

CLASS B
04/30/99
 (unaudited)         16.99             0.02++              9.90               9.92             --            (1.83)        (1.83)
10/31/98(a)          17.82            (0.12)++            (0.71)             (0.83)            --             --            --
06/30/98             14.53            (0.25)++             4.82               4.57             --            (1.28)        (1.28)
06/30/97             15.47            (0.14)++             1.54               1.40             --            (2.34)        (2.34)
06/30/96             14.10            (0.19)++             3.45               3.26             --            (1.89)        (1.89)
06/30/95(c)          10.73            (0.04)++             3.42               3.38            (0.01)         (0.00)#       (0.01)

CLASS S
04/30/99
 (unaudited)         16.99            (0.14)++            10.02               9.88             --            (1.83)        (1.83)
10/31/98(a)          17.83            (0.11)++            (0.73)             (0.84)            --             --            --
06/30/98             14.54            (0.25)++             4.82               4.57             --            (1.28)        (1.28)
06/30/97             15.47            (0.14)++             1.55               1.41             --            (2.34)        (2.34)
06/30/96             14.11            (0.19)++             3.44               3.25             --            (1.89)        (1.89)
06/30/95(c)          10.73            (0.04)++             3.42               3.38            (0.00)#        (0.00)#       (0.00)

CLASS I
04/30/99
 (unaudited)         17.76            (0.03)++            10.54              10.51             --            (1.83)        (1.83)
10/31/98(a)          18.56            (0.05)++            (0.75)             (0.80)            --             --            --
06/30/98             14.94            (0.10)++             5.00               4.90             --            (1.28)        (1.28)
06/30/97(c)          14.21             0.00++#             3.07               3.07             --            (2.34)        (2.34)

----------------
  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                     RATIO OF                           AND/OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO    ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------
  $26.20                63.11%          $273,003               1.29%*                 (0.68)%*                79%          1.49%*
   17.64               (4.44)%           104,775               1.69%*                 (1.21)%*                24%           N/A
   18.46                35.43%           112,153               1.66%                  (0.91)%                153%           N/A
   14.90                10.88%           111,187               1.70%                  (0.22)%                156%           N/A
   15.69                25.44%           179,720               1.70%                  (0.49)%                205%           N/A
   14.18                32.33%           154,763               1.76%                    0.28%                233%           N/A
   10.73                 0.00%           126,808               1.75%                  (0.35)%                227%           N/A

   25.08                62.74%           114,958               2.05%*                 (1.44)%*                79%          2.30%*
   16.99               (4.66)%            39,379               2.54%*                 (2.06)%*                24%           N/A
   17.82                34.43%            38,390               2.46%                  (1.70)%                153%           N/A
   14.53                 9.99%            30,397               2.45%                  (0.97)%                156%           N/A
   15.47                24.54%            25,067               2.45%                  (1.24)%                205%           N/A
   14.10                31.46%             6,928               2.51%                  (0.47)%                233%           N/A

   25.04                62.48%            15,193               2.02%*                 (1.41)%*                79%          2.22%*
   16.99               (4.71)%            11,645               2.39%*                 (1.91)%*                24%           N/A
   17.83                34.40%            13,283               2.39%                  (1.64)%                153%           N/A
   14.54                10.06%            14,038               2.45%                  (0.97)%                156%           N/A
   15.47                24.54%            45,652               2.45%                  (1.24)%                205%           N/A
   14.11                31.44%            18,730               2.51%                  (0.47)%                233%           N/A

   26.44                63.38%           229,776               0.89%*                 (0.28)%*                79%          1.09%*
   17.76               (4.31)%           119,351               1.26%*                 (0.78)%*                24%           N/A
   18.56                35.75%           115,729               1.36%                  (0.61)%                153%           N/A
   14.94                22.73%           126,986               1.45%*                  0.03%*                156%           N/A

                                                 See Notes to Financial Statements.

FINANCIAL highlights
NORTHWEST FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                               INCOME FROM INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                          --------------------------------------------      ------------------------------------------------------

                                             NET REALIZED
                                                  AND
              NET ASSET                       UNREALIZED                    DIVIDENDS    DISTRIBUTIONS
                VALUE,                        GAIN/(LOSS)    TOTAL FROM     FROM NET       FROM NET   DISTRIBUTIONS
             BEGINNING OF   NET INVESTMENT        ON         INVESTMENT    INVESTMENT      REALIZED         FROM          TOTAL
                PERIOD      INCOME/(LOSS)     INVESTMENTS    OPERATIONS      INCOME          GAINS         CAPITAL     DISTRIBUTIONS
             ------------    ------------     -----------     ---------     ---------   --------------    ---------    -------------
CLASS A
04/30/99
 (unaudited)   $20.37         $(0.02)++        $ 7.39           $ 7.37        $  --           $  --          $  --        $  --
10/31/98        25.92          (0.02)++         (0.76)           (0.78)          --            (4.74)         (0.03)       (4.77)
10/31/97        19.69          (0.02)            8.13             8.11           --            (1.88)          --          (1.88)
10/31/96        17.40           0.03             2.47             2.50          (0.03)         (0.18)          --          (0.21)
10/31/95        14.30           0.07             3.10             3.17          (0.07)          --             --          (0.07)
10/31/94        14.50           0.08             0.35             0.43          (0.08)         (0.55)          --          (0.63)

CLASS B
04/30/99
 (unaudited)    19.64          (0.12)++          7.13             7.01           --             --             --           --
10/31/98        25.34          (0.20)++         (0.73)           (0.93)          --            (4.74)         (0.03)       (4.77)
10/31/97        19.45          (0.08)            7.85             7.77           --            (1.88)          --          (1.88)
10/31/96        17.31          (0.08)            2.40             2.32           --            (0.18)          --          (0.18)
10/31/95        14.28          (0.05)            3.08             3.03           --             --             --           --
10/31/94(a)     14.42          (0.02)           (0.12)           (0.14)          --             --             --           --

CLASS S
04/30/99
 (unaudited)(a) 24.89          (0.12)++          1.30             1.18           --             --             --           --

----------------

  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) On March 30, 1994 and March 30, 1999 the Fund commenced selling Class B and Class S shares, respectively.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                     RATIO OF                            OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO              INCOME TO             PORTFOLIO    ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------

   $27.74               36.23%           $302,489             1.20%*                 (0.13)%*                  18%         1.20%*
    20.37              (4.81)%            243,126             1.10%                  (0.09)%                   39%         1.10%
    25.92               44.47%            256,908             1.05%                  (0.08)%                   37%         1.11%
    19.69               14.54%            176,706             1.08%                    0.16%                   42%         1.08%
    17.40               22.24%            157,953             1.10%                    0.44%                    9%         1.10%
    14.30                2.97%            152,622             1.09%                    0.51%                   11%         1.09%

    26.65               35.69%             62,642             2.05%*                 (0.98)%*                  18%         2.05%*
    19.64              (5.63)%             47,106             1.95%                  (0.94)%                   39%         1.95%
    25.34               43.17%             39,627             1.91%                  (0.96)%                   37%         1.97%
    19.45               13.54%             14,653             1.98%                  (0.76)%                   42%         1.98%
    17.31               21.25%              7,083             1.95%                  (0.45)%                    9%         1.95%
    14.28              (0.97)%              3,102             1.96%*                 (0.39)%*                  11%         1.96%*

    26.07                4.74%                  4             2.23%*                 (1.16)%*                  18%         2.23%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights
EMERGING GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                              ------------------------------------------------      ------------------------------

                             NET ASSET                          NET REALIZED
                               VALUE,                          AND UNREALIZED      TOTAL FROM      DISTRIBUTIONS
                            BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON      INVESTMENT         FROM NET           TOTAL
                               PERIOD             LOSS          INVESTMENTS        OPERATIONS      REALIZED GAINS    DISTRIBUTIONS
                            ------------      ------------      ------------      ------------      ------------      ------------
CLASS A
04/30/99 (unaudited)           $16.25           $(0.06)++          $ 2.25            $ 2.19           $(2.80)          $(2.80)
10/31/98(a)                     19.49            (0.08)++           (3.16)            (3.24)              --               --
06/30/98                        18.28            (0.22)++            2.50              2.28            (1.07)           (1.07)
06/30/97                        20.17            (0.21)++           (0.18)            (0.39)           (1.50)           (1.50)
06/30/96                        15.47            (0.19)++            5.65              5.46            (0.76)           (0.76)
06/30/95                        13.02            (0.00)++#           2.77              2.77            (0.32)           (0.32)
06/30/94                        13.76            (0.09)              0.68              0.59            (1.33)           (1.33)

CLASS B
04/30/99 (unaudited)            15.67            (0.13)++            2.18              2.05            (2.80)           (2.80)
10/31/98(a)                     18.86            (0.13)++           (3.06)            (3.19)              --               --
06/30/98                        17.85            (0.36)++            2.44              2.08            (1.07)           (1.07)
06/30/97                        19.88            (0.34)++           (0.19)            (0.53)           (1.50)           (1.50)
06/30/96                        15.37            (0.32)++            5.59              5.27            (0.76)           (0.76)
06/30/95(c)                     13.02            (0.10)++            2.77              2.67            (0.32)           (0.32)

CLASS S
04/30/99 (unaudited)            15.67            (0.13)++            2.18              2.05            (2.80)           (2.80)
10/31/98(a)                     18.86            (0.12)++           (3.07)            (3.19)              --               --
06/30/98                        17.85            (0.35)++            2.43              2.08            (1.07)           (1.07)
06/30/97                        19.88            (0.34)++           (0.19)            (0.53)           (1.50)           (1.50)
06/30/96                        15.37            (0.32)++            5.59              5.27            (0.76)           (0.76)
06/30/95(c)                     13.02            (0.10)++            2.77              2.67            (0.32)           (0.32)

CLASS I
04/30/99 (unaudited)            16.35            (0.03)++            1.64              1.61            (2.80)           (2.80)
10/31/98(a)                     19.60            (0.05)++           (3.20)            (3.25)              --               --
06/30/98                        18.33            (0.16)++            2.50              2.34            (1.07)           (1.07)
06/30/97(c)                     17.52            (0.16)++            2.47##            2.31            (1.50)           (1.50)

----------------
  * Annualized.
 ** Represents offering share price.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                        EXPENSES TO
                                                                                                                        AVERAGE NET
                                                                                                                          ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                     RATIO OF                           AND/OR FEES
                                                             RATIO OF                   NET                             REDUCED BY
 NET ASSET                              NET ASSETS,         OPERATING               INVESTMENT                            CREDITS
   VALUE,                                 END OF            EXPENSES TO               LOSS TO             PORTFOLIO     ALLOWED BY
   END OF                TOTAL          PERIOD (IN          AVERAGE NET             AVERAGE NET            TURNOVER         THE
   PERIOD               RETURN+           000'S)             ASSETS(b)                ASSETS                 RATE        CUSTODIAN
 ----------            ---------         ---------           ---------               ---------             ---------     ---------
   $15.64               13.73%            $83,780              1.80%*                 (0.80)%*                 22%          2.03%*
    16.25             (16.62)%             88,502              1.88%*                 (1.43)%*                 20%          1.89%*
    19.49               12.95%            118,473              1.66%                  (1.10)%                 112%          1.66%
    18.28              (1.50)%            165,719              1.64%                  (1.17)%                  81%          1.64%
    20.17               35.93%            283,747              1.64%                  (1.02)%                 131%          1.65%
    15.47               21.54%            185,722              1.68%                  (0.31)%                 181%            N/A
    13.02                3.40%            124,941              1.66%                  (0.68)%                 224%            N/A

    14.92               13.30%             21,576              2.73%*                 (1.73)%*                 22%          2.96%*
    15.67             (16.87)%             22,172              2.84%*                 (2.39)%*                 20%          2.85%*
    18.86               12.05%             28,540              2.47%                  (1.92)%                 112%          2.47%
    17.85              (2.26)%             29,123              2.39%                  (1.92)%                  81%          2.39%
    19.88               34.93%             28,920              2.39%                  (1.77)%                 131%          2.40%
    15.37               20.69%             10,208              2.43%                  (1.06)%                 181%            N/A

    14.92               13.30%              4,085              2.67%*                 (1.67)%*                 22%          2.90%*
    15.67             (16.91)%              3,753              2.66%*                 (2.21)%*                 20%          2.67%*
    18.86               12.11%              5,989              2.41%                  (1.86)%                 112%          2.42%
    17.85              (2.26)%              8,341              2.39%                  (1.92)%                  81%          2.39%
    19.88               34.91%             43,645              2.39%                  (1.77)%                 131%          2.40%
    15.37               20.76%             11,840              2.43%                  (1.06)%                 181%            N/A

    15.16**              9.43%                 --              1.27%*                 (0.27)%*                 22%          1.50%*
    16.35             (16.58)%             12,651              1.35%*                 (0.90)%*                 20%          1.36%*
    19.60               13.25%             33,886              1.36%                  (0.80)%                 112%          1.36%
    18.33               13.69%             52,199              1.39%*                 (0.92)%*                 81%          1.39%*

                                                 See Notes to Financial Statements.

FINANCIAL highlights
INTERNATIONAL GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                          INCOME FROM INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                         ------------------------------------    ------------------------------------------------------------------

                                        NET
                                      REALIZED
                                        AND                                 DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS
            NET ASSET       NET      UNREALIZED                  DIVIDENDS   IN EXCESS OF      FROM             OF
             VALUE,     INVESTMENT   GAIN/(LOSS)   TOTAL FROM    FROM NET         NET           NET             NET
            BEGINNING    INCOME/         ON        INVESTMENT   INVESTMENT    INVESTMENT      REALIZED       REALIZED      TOTAL
            OF PERIOD     (LOSS)     INVESTMENTS   OPERATIONS     INCOME        INCOME          GAINS          GAINS   DISTRIBUTIONS
            ---------   ----------   -----------   ----------   ----------    ----------     ----------      --------- -------------
CLASS A
04/30/99
 (unaudited)  $ 8.86     $ 0.01++     $  1.16       $ 1.17       $ (0.27)        $  --         $ (0.11)       $  --       $ (0.38)
10/31/98(a)    10.20      (0.02)++      (1.32)       (1.34)         --              --            --             --          --
06/30/98       11.85       0.05++       (0.67)       (0.62)        (0.50)          (0.03)        (0.50)          --         (1.03)
06/30/97       10.49       0.04++        1.55         1.59         (0.13)           --           (0.10)          --         (0.23)
06/30/96        9.78       0.05++        1.21         1.26         (0.05)          (0.04)        (0.46)          --         (0.55)
06/30/95       10.74      (0.11)++      (0.31)       (0.42)        (0.04)           --           (0.44)         (0.06)      (0.54)
06/30/94        9.80       0.06          1.15         1.21         (0.02)           --           (0.25)          --         (0.27)

CLASS B
04/30/99
 (unaudited)    8.72      (0.04)++       1.15         1.11         (0.26)           --           (0.11)          --         (0.37)
10/31/98(a)    10.07      (0.05)++      (1.30)       (1.35)         --              --            --             --          --
06/30/98       11.70      (0.04)++      (0.64)       (0.68)        (0.42)          (0.03)        (0.50)          --         (0.95)
06/30/97       10.39      (0.04)++       1.53         1.49         (0.08)           --           (0.10)          --         (0.18)
06/30/96        9.73      (0.03)++       1.21         1.18         (0.02)          (0.04)        (0.46)          --         (0.52)
06/30/95(c)    10.74      (0.17)++      (0.31)       (0.48)        (0.03)           --           (0.44)         (0.06)      (0.53)

CLASS S
04/30/99
 (unaudited)    8.80      (0.02)++       1.15         1.13         (0.26)           --           (0.11)          --         (0.37)
10/31/98(a)    10.16      (0.04)++      (1.32)       (1.36)         --              --            --             --          --
06/30/98       11.77      (0.02)++      (0.67)       (0.69)        (0.40)          (0.02)        (0.50)          --         (0.92)
06/30/97       10.38      (0.04)++       1.53         1.49          --              --           (0.10)          --         (0.10)
06/30/96        9.73      (0.03)++       1.20         1.17         (0.02)          (0.04)        (0.46)          --         (0.52)
06/30/95(c)    10.74      (0.17)++      (0.31)       (0.48)        (0.03)           --           (0.44)         (0.06)      (0.53)

CLASS I
04/30/99
 (unaudited)    8.83       0.04++        1.14         1.18         (0.28)           --           (0.11)          --         (0.39)
10/31/98(a)    10.16       0.00++#      (1.33)       (1.33)         --              --            --             --          --
06/30/98       11.82       0.09++       (0.69)       (0.60)        (0.53)          (0.03)        (0.50)          --         (1.06)
06/30/97(c)     9.88       0.06++        2.15         2.21         (0.17)           --           (0.10)          --         (0.27)

----------------

  * Annualized.
  + Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On July 1, 1994, July 1, 1994 and July 25, 1996 the Fund commenced selling Class B, Class S and Class I shares, respectively.

                                                 See Notes to Financial Statements.

                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              -------------------------------------------------------------------------
                                                                                          RATIO OF
                                                                       RATIO OF              NET
                                                                      OPERATING          INVESTMENT
                                                                       EXPENSES            INCOME/
    NET ASSET                                   NET ASSETS,           TO AVERAGE          (LOSS) TO            PORTFOLIO
      VALUE,                TOTAL              END OF PERIOD             NET             AVERAGE NET           TURNOVER
  END OF PERIOD            RETURN+              (IN 000'S)            ASSETS(b)            ASSETS                RATE
 -------------          ------------          -------------           ----------          ---------            ---------
   $ 9.65                 13.61%                 $27,523                 1.86%*              0.28%*                72%
     8.86               (13.14)%                  30,117                 1.86%*            (0.50)%*                41%
    10.20                (4.19)%                  38,281                 1.67%               0.50%                118%
    11.85                 15.50%                  57,776                 1.65%               0.35%                 67%
    10.49                 13.16%                 116,254                 1.77%               0.46%                125%
     9.78                (4.01)%                  91,763                 1.69%               0.62%                 81%
    10.74                 12.39%                 127,764                 1.69%               0.54%                 44%

     9.46                 13.02%                   3,690                 2.95%*            (0.81)%*                72%
     8.72               (13.41)%                   3,552                 2.97%*            (1.61)%*                41%
    10.07                (4.95)%                   4,294                 2.94%             (0.35)%                118%
    11.70                 14.66%                   4,876                 2.40%             (0.40)%                 67%
    10.39                 12.34%                   4,447                 2.52%             (0.29)%                125%
     9.73                (4.61)%                   2,268                 2.44%             (0.13)%                 81%

     9.56                 13.22%                   6,797                 2.53%*            (0.39)%*                72%
     8.80               (13.47)%                   7,455                 2.50%*            (1.14)%*                41%
    10.16                (4.94)%                   9,599                 2.41%             (0.23)%                118%
    11.77                 14.61%                  11,991                 2.40%             (0.40)%                 67%
    10.38                 12.29%                  38,900                 2.52%             (0.29)%                125%
     9.73                (4.61)%                  11,120                 2.44%             (0.13)%                 81%

     9.62                 13.76%                 101,532                 1.28%*              0.86%*                72%
     8.83               (13.09)%                  98,554                 1.32%*              0.04%*                41%
    10.16                (3.98)%                 108,521                 1.36%               0.81%                118%
    11.82                 22.76%                  95,512                 1.40%*              0.60%*                67%


                                                 See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

TARGET MATURITY 2002 FUND

APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                             VALUE
 ------                                                             -----

U.S. TREASURY OBLIGATION - 103.5%

    U.S. TREASURY STRIP (PRINCIPAL ONLY)

$2,485,000  Zero coupon due 11/15/2002 .............              $2,076,721
                                                                  ----------
TOTAL INVESTMENTS (Cost $2,017,320*) ............... 103.5%        2,076,721

OTHER ASSETS AND LIABILITIES (NET) .................  (3.5)          (70,244)
                                                     -----        ----------
NET ASSETS ......................................... 100.0%       $2,006,477
                                                     =====        ==========
--------------

* Aggregate cost for federal tax purposes.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
  STRIP   -- Separate trading of registered interest and principal of securities

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

HIGH YIELD FUND

APRIL 30, 1999 (UNAUDITED)

   PRINCIPAL
      AMOUNT                                                                 VALUE
   ---------                                                                 -----
CORPORATE BONDS AND NOTES - 82.7%
     FOREIGN (U.S. DOLLAR DENOMINATED) - 31.0%
$  1,000,000  @Entertainment Inc., Sr. Disc. Note,
                Zero coupon to 07/15/2003;
                14.5000% due 07/15/2008 .................................. $   475,000
   1,800,000  @Entertainment Inc., Unit, Sr. Disc. Note,
                Zero coupon to 07/15/2003;
                14.500% due 02/01/2009++ .................................     884,250
     850,000  HIH Capital Ltd., Conv. Note,
                7.500% due 09/25/2006 ....................................     561,000
     350,000  HIH Capital Ltd., Conv. Note,
                7.500% due 09/25/2006++ ..................................     229,250
   2,500,000  MBI Metrobank Finance Ltd., Conv. Bond
                Zero coupon due 12/18/2001 ...............................   1,975,000
     590,000  Metro Pacific Capital, Bond,
                2.500% due 04/11/2003+ ...................................     597,375
     900,000  Mexican United States, Bond,
                9.875% due 01/15/2007 ....................................     948,375
   1,300,000  Pemex Finance Ltd., Bond,
                8.875% due 11/15/2010++ ..................................   1,290,198
              Philippine Long Distance Telephone Company, MTN:
   1,500,000    7.850% due 03/06/2007 ....................................   1,350,525
     500,000    10.500% due 04/15/2009 ...................................     510,423
     850,000  Poland Communications Inc., Sr. Note,
                9.875% due 11/01/2003 ....................................     811,750
   2,050,000  SB Treasury Company, Bond,
                9.400% due 12/29/2049++ ..................................   2,056,295
   1,915,000  Ssangyong Oil Refining Company,
                Conv. Deb.,
                3.750% due 12/31/2008 ....................................   2,077,775
     300,000  Supercanal Holdings SA, Sr. Note,
                11.500% due 05/15/2005++ .................................     142,500
   1,600,000  Tokai Pfd Capital Company, Bond,
                11.091% due 12/29/2049++ .................................   1,522,325
     850,000  Total Access Communications, Conv. Note,
                2.000% due 05/31/2006++ ..................................     803,250
                                                                           -----------
                                                                            16,235,291
                                                                           -----------
     HEALTH CARE - 17.8%
   2,000,000  Beverly Enterprises Inc., Gtd. Deb.,
                9.000% due 02/15/2006 ....................................   2,005,000
     242,000  CII Financial Inc., Conv.,
                7.500% due 09/15/2001 ....................................     225,968
     500,000  Columbia/HCA Healthcare Corporation, Note,
                7.750% due 07/15/2036 ....................................     426,933
   2,550,000  Dura Pharmaceuticals Inc., Conv. Sub. Note,
                3.500% due 07/15/2002 ....................................   1,899,750
   1,800,000  DVI, Inc., Sr. Note,
                9.875% due 02/01/2004 ....................................   1,773,000
   1,450,000  Ivax Corporation, Conv. Deb.,
                6.500% due 11/15/2001 ....................................   1,384,750
     550,000  Mariner Post-Acute Network, Sub. Note,
                9.500% due 11/01/2007 ....................................     286,000
   1,111,000  Medical Care International (Columbia),
                Conv. Sub. Note,
                6.750% due 10/01/2006 ....................................     965,181
     500,000  Wright Medical Technology Company,
                Series D, Sr. Note,
                12.250% due 07/01/2000 ...................................     335,000
                                                                           -----------
                                                                             9,301,582
                                                                           -----------
     INFORMATION TECHNOLOGY - 12.3%
   2,250,000  Adaptec Inc., Conv. Sub. Note,
                4.750% due 02/01/2004 ....................................   1,920,938
   2,000,000  Credence Systems Corporation,
                Conv. Sub. Note,
                5.250% due 09/15/2002 ....................................   1,660,000
   1,265,000  Integrated Device Technology, Inc.,
                Conv. Sub. Note,
                5.500% due 06/01/2002 ....................................     918,706
   2,000,000  Loral Space & Communications Ltd., Sr. Note,
                9.500% due 01/15/2006++ ..................................   1,930,000
                                                                           -----------
                                                                             6,429,644
                                                                           -----------
     SERVICE - 4.9%
     950,000  Corporate Express Inc., Conv. Note,
                4.500% due 07/01/2000 ....................................     852,625
   2,400,000  Veterinary Centers of America,
                Conv. Sub. Deb.,
                5.250% due 05/01/2006 ....................................   1,743,000
                                                                           -----------
                                                                             2,595,625
                                                                           -----------
     MEDIA - 3.4%
   1,750,000  Charter Communications Holdings, LLC,
                Sr. Note,
                8.625% due 04/01/2009++ ..................................   1,800,313
                                                                           -----------
     GAMING - 3.4%
   1,875,000  Riviera Holdings Corporation, Company
                Guarantee,
                10.000% 08/15/2004 .......................................   1,790,625
                                                                           -----------
     TRANSPORTATION - 3.4%
   2,479,000  Equimar Shipholdings Ltd., Gtd. Deb.,
                9.875% due 07/01/2007 ....................................   1,769,386
                                                                           -----------
     MANUFACTURING - 2.9%
   1,500,000  Jackson Products Inc., Company
                Guarantee,
                9.500% due 04/15/2005 ....................................   1,507,500
                                                                           -----------
     FOREIGN (U.S. NON-DOLLAR DENOMINATED) - 1.4%
     525,000  IPC Magazines, Plc, Bond,
                9.625% due 03/15/2008 ....................................     730,551
                                                                           -----------
     METALS/MINING - 1.4%
     700,000  Peabody Coal (P&L Coal Holdings Corporation),
                Sr. Note, 8.875% due 05/15/2008++ ........................     729,750
                                                                           -----------
     REAL ESTATE INVESTMENT TRUST - 0.5%
     325,000  Rockefeller Center Property Trust, Conv. Deb.,
                Zero coupon due 12/31/2000 ...............................     245,375
                                                                           -----------
     CONSUMER NON-DURABLES - 0.3%
   1,400,000  Sunbeam Corporation, Sr. Sub. Deb.,
                Zero coupon due 03/25/2018++ .............................     164,500
                                                                           -----------
              Total Corporate Bonds and Notes
                (Cost $43,400,084) .......................................  43,300,142
                                                                           -----------
LOAN PARTICIPATION AGREEMENTS - 3.0%
   1,000,000  Mariner Post-Acute Term Loan B,
                8.250% due 03/31/2005** ..................................     800,000
   1,000,000  Mariner Post-Acute Term Loan C,
                8.500% due 03/31/2006** ..................................     800,000
                                                                           -----------
              Total Loan Participation Agreements
                (Cost $1,560,000) ........................................   1,600,000
                                                                           -----------
U.S. TREASURY NOTE - 2.4%
   (Cost $1,256,094)
   1,250,000  5.500% due 03/31/2003*** ...................................   1,260,547
                                                                           -----------
COLLATERALIZED MORTAGE OBLIGATION - 0.7%
   (Cost $396,998)
     424,597  Donaldson, Lufkin & Jenrette Acceptance
                Corporation, 1995-Q10-B1,
                7.928% due 01/25/2026 ....................................     361,173
                                                                           -----------

SHARES
------
COMMON STOCKS - 5.9%
      23,800  Franchise Finance Corporation of America ...................     551,863
      37,000  Health Care Property Investors, Inc ........................   1,137,750
      69,300  Nationwide Health Properties, Inc ..........................   1,407,656
                                                                           -----------
              Total Common Stocks (Cost $2,935,338) ......................   3,097,269
                                                                           -----------
PREFERRED STOCKS - 1.7%
       7,000  California Federal Bank, Series A ..........................     187,906
       8,200  Cendant Corporation, Conv. Pfd.,
                7.500% due 02/16/2001 ....................................     259,838
      13,100  First Industrial Realty Trust, Inc.,
                Series A, Conv. Pfd.,
                9.500% due 11/17/2000 ....................................     323,406
       1,000  Microsoft Corporation, Series A, Conv. Pfd.,
                $2.196 due 12/15/1999 ....................................      99,375
                                                                           -----------
              Total Preferred Stocks (Cost $875,226) .....................     870,525
                                                                           -----------
REPURCHASE AGREEMENT - 4.2%
   (Cost $2,197,000)
$  2,197,000  Agreement with Credit Suisse First Boston Corporation,
                4.840%, dated 04/30/1999, to be repurchased at $2,197,886
                on 05/03/1999, collateralized by $2,240,940 U.S. Treasury
                Bond, 8.875% due 02/15/2019 (Market Value $2,237,289) ....   2,197,000
                                                                           -----------
TOTAL INVESTMENTS (Cost $52,620,740*) ..........................  100.6%    52,686,656

OTHER ASSETS AND LIABILITIES (NET) .............................   (0.6)      (338,210)
                                                                  -----    -----------
NET ASSETS .....................................................  100.0%   $52,348,446
                                                                  =====    ===========
--------------

   * Aggregate cost for federal tax purposes.
  ** Illiquid security (see note 2 to financial statements).
 *** Security held as collateral for loan participation agreements.
   + Variable rate security. The interest rate shown reflects the rate currently in effect.
  ++ Security exempt from registration under Rule 144A of the Securities Act of 1933.
     This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                    SCHEDULE OF FOREIGN CURRENCY CONTRACTS
               U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                             CONTRACTS TO DELIVER
                ----------------------------------------------       NET
                                                      IN          UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE      APPRECIATION
     DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
----------------  ------------------  -----------  -------------  --------------
  07/28/2000       GBP 300,000        482,344       483,300          $956
                                                                     ====

------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       GBP -- Great Britain Pound Sterling
                       MTN -- Medium Term Note
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
SHORT TERM HIGH QUALITY BOND FUND
APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
AMOUNT                                                                          VALUE
---------                                                                       -----

CORPORATE BONDS & NOTES - 39.4%
           FINANCIAL - 13.5%
            Associates Corporation, Sr. Note:
$   16,000    6.750% due 10/15/1999 ...................................      $     16,099
   250,000    6.000% due 03/15/2000 ...................................           251,252
 1,000,000  Bear Stearns Company, Inc., Note,
              6.200% due 03/30/2003 ...................................           998,536
 1,500,000  Boeing Capital Corporation, MTN,
              6.710% due 07/19/2000 ...................................         1,517,554
 1,000,000  CIT Group Inc., Sr. Note,
              6.375% due 11/15/2002 ...................................         1,014,128
 1,500,000  Citigroup, Inc., Note,
              6.125% due 06/15/2000 ...................................         1,508,610
 1,000,000  Donaldson, Lufkin & Jenrett Acceptance Corporation, MTN,
              6.375% due 05/26/2000 ...................................         1,006,879
 1,000,000  Finova Capital Corporation, MTN,
              6.280% due 11/01/1999 ...................................         1,003,672
 1,500,000  General Electric Capital Corporation,
              Series A, MTN,
              5.800% due 04/24/2000 ...................................         1,506,982
            General Motors Acceptance Corporation, Note:
   200,000    5.625% due 02/15/2001 ...................................           199,644
   300,000    6.875% due 07/15/2001 ...................................           307,128
   255,000  Golden West Financial, Deb.,
              10.250% due 12/01/2000 ..................................           272,438
 3,000,000  Goldman Sachs Group, Note,
              7.800% due 07/15/2002++ .................................         3,153,225
   100,000  Heller Financial Inc., Deb.,
              9.125% due 08/01/1999 ...................................           100,886
 1,000,000  Lehman Brothers Inc., Sr. Sub. Note,
              6.125% due 02/01/2001 ...................................         1,000,497
   450,000  MBNA America Bank, Note,
              6.100% due 12/15/2000 ...................................           447,035
   210,000  MBNA Corporation, Sr. Note,
              6.875% due 10/01/1999 ...................................           211,142
 1,500,000  Merrill Lynch Finance & Company, Note,
              8.300% due 11/02/2002 ...................................         1,609,497
 1,500,000  Merrill Lynch Finance & Company,
              Series B, Note,
              6.100% due 10/04/1999 ...................................         1,504,740
   717,000  Paine Webber Group, Inc, Deb.,
              9.250% due 12/15/2001 ...................................           770,049
 1,000,000  Potomac Capital Investment, Note,
              6.800% due 09/12/2001++ .................................         1,002,893
 1,000,000  Salomon Smith Barney Holdings, Note,
              6.125% due 01/15/2003 ...................................         1,004,172
   500,000  US West Capital Funding Inc.,
              Company Guaranty,
              6.125% due 07/15/2002 ...................................           503,847
                                                                             ------------
                                                                               20,910,905
                                                                             ------------
   BANKS - 3.6%
   470,000  Bankers Trust Corporation, Sub. Deb.,
              9.500% due 06/14/2000 ...................................           487,810
 1,500,000  Chase Manhattan Corporation, Note,
              5.500% due 02/15/2001 ...................................         1,493,709
            Federal Home Loan Bank, Deb.:
   200,000    5.940% due 06/13/2000 ...................................           201,346
   200,000    5.890% due 07/24/2000 ...................................           201,315
            First Chicago, Bank One Corporation, Sub. Note:
    30,000    9.000% due 06/15/1999 ...................................            30,116
 2,000,000    9.250% due 11/15/2001 ...................................         2,163,090
 1,000,000  Northern Trust Company, Sub. Note,
              6.500% due 05/01/2003 ...................................         1,007,136
                                                                             ------------
                                                                                5,584,522
                                                                             ------------
   OIL & GAS - 3.1%
 1,000,000  Atlantic Richfield, Inc., MTN,
              6.600% due 12/04/2002 ...................................         1,007,500
   465,000  Consolidated Natural Gas, Deb.,
              8.750% due 06/01/1999 ...................................           465,983
   710,000  Enron Corporation, Deb.,
              9.125% due 04/01/2003 ...................................           781,721
 2,500,000  Occidental Petroleum Corporation, Sr. Note,
              6.400% due 04/01/2003 ...................................         2,469,015
    65,000  Texaco Capital, Inc., Note,
              9.000% due 12/15/1999 ...................................            66,459
                                                                             ------------
                                                                                4,790,678
                                                                             ------------
   FOREIGN (U.S. DOLLAR DENOMINATED) - 2.5%
   750,000  Eaton Off Shore Ltd., Company Guaranty,
              9.000% due 02/15/2001 ...................................           792,942
 1,000,000  Fairfax Financial Holdings, Note,
              7.750% due 12/15/2003 ...................................         1,031,042
 1,200,000  PDVSA Finance Ltd., Bond,
              6.450% due 02/15/2004 ...................................         1,119,780
 1,000,000  Sony Corporation, Unsub. Deb.,
              6.125% due 03/04/2003 ...................................         1,009,900
                                                                             ------------
                                                                                3,953,664
                                                                             ------------
   UTILITIES - 2.4%
    30,000  Alabama Power Company, First Mortgage,
              6.375% due 08/01/1999 ...................................            30,066
   300,000  National Rural Utilities, Collateral Trust,
              6.750% due 09/01/2001 ...................................           306,774
   275,000  Orange & Rockland Utilities, Deb.,
              9.375% due 03/15/2000 ...................................           283,500
 1,000,000  Philadelphia Electric, First Mortgage,
              8.000% due 04/01/2002 ...................................         1,055,195
 1,000,000  Public Service Electric and Gas, Series Z, Mortgage,
              8.750% due 07/01/1999 ...................................         1,005,043
    60,000  Southern California Edison Company, Note,
              8.250% due 02/01/2000 ...................................            61,103
 1,000,000  United Illuminating Company, Note,
              6.000% due 12/15/2003 ...................................           974,955
                                                                             ------------
                                                                                3,716,636
                                                                             ------------
   TRANSPORTATION - 2.3%
 1,220,000  CSX Corporation, Deb.,
              9.500% due 08/01/2000 ...................................         1,275,462
 1,000,000  Norfork Southern Corporation, Note,
              6.950% due 05/01/2002 ...................................         1,028,147
   150,000  Southwest Airlines, Deb.,
              9.400% due 07/01/2001 ...................................           160,556
 1,000,000  Union Pacific Company, Deb.,
              9.625% due 12/15/2002 ...................................         1,115,927
                                                                             ------------
                                                                                3,580,092
                                                                             ------------
   INDUSTRIAL - 2.3%
 2,500,000  Cendant Corporation, Note,
              7.500% due 12/01/2000 ...................................         2,546,640
 1,000,000  Praxair, Inc., Note,
              6.150% due 04/15/2003 ...................................           992,393
                                                                             ------------
                                                                                3,539,033
                                                                             ------------
   CONSUMER STAPLES - 2.2%
   100,000  Anheuser-Busch Company, Inc., Deb.,
              8.750% due 12/01/1999 ...................................           101,881
   200,000  Nabisco Inc., Bond,
              6.300% due 08/26/1999++ .................................           200,500
 2,000,000  Philip Morris Companies, Inc., Note,
              7.500% due 04/01/2004 ...................................         2,106,172
 1,000,000  Tyson Foods, Inc., Note,
              6.000% due 01/15/2003 ...................................           997,500
                                                                             ------------
                                                                                3,406,053
                                                                             ------------
   RETAIL SALES - 2.1%
 1,000,000  Dillards, Inc., Note,
              6.430% due 08/01/2004 ...................................           992,974
   500,000  Federated Department Stores Inc., Bond,
              6.790% due 07/15/2027 ...................................           510,740
   450,000  Penny (J.C.) & Company, Inc., Note,
              6.950% due 04/01/2000 ...................................           453,306
            Wal-Mart Stores, Inc., Note:
   100,000    6.750% due 05/15/2002 ...................................           103,574
 1,250,000    5.850% due 06/01/2018 ...................................         1,251,563
                                                                             ------------
                                                                                3,312,157
                                                                             ------------
   REAL ESTATE INVESTMENT TRUSTS - 1.8%
   400,000  Colonial Realty LP, Note,
              7.500% due 07/15/2001 ...................................           403,380
   565,000  Dobie Centers Properties, Ltd., Note, Taxable,
              6.060% due 05/01/2001++ .................................           565,407
   400,000  ERP Operating LP, Note,
              8.500% due 05/15/1999++ .................................           400,255
 1,500,000  Sun Communities Inc., Sr. Note,
              7.625% due 05/01/2003 ...................................         1,521,655
                                                                             ------------
                                                                                2,890,697
                                                                             ------------
   CAPITAL GOODS - 1.3%
 1,000,000  Crane Company, Note,
              7.250% due 06/15/1999 ...................................         1,001,923
 1,000,000  Ingersoll-Rand, Sr. Note,
              6.255% due 02/15/2001 ...................................         1,009,624
                                                                             ------------
                                                                                2,011,547
                                                                             ------------
   RENTAL AUTO/EQUIPMENT - 1.1%
 1,000,000  Hertz Corporation, Sr. Note,
              7.375% due 06/15/2001 ...................................         1,027,479
   750,000  Penske Truck Leasing Company, Company Guaranty, MTN,
              6.650% due 11/01/2000 ...................................           762,187
                                                                             ------------
                                                                                1,789,666
                                                                             ------------
   UTILITIES/TELECOMMUNICATIONS/MEDIA - 0.6%
   600,000  Continental Cablevision, Sr. Note,
              8.500% due 09/15/2001 ...................................           634,823
            Cox Communications, Note:
    40,000    8.550% due 06/01/2000 ...................................            41,217
   100,000    6.375% due 06/15/2000 ...................................           100,847
   100,000  Time Warner Inc., Note,
              7.950% due 02/01/2000 ...................................           101,594
                                                                             ------------
                                                                                  878,481
                                                                             ------------
   PAPER PRODUCTS - 0.5%
   603,000  Boise Cascade Company, Deb.,
              9.900% due 03/15/2000 ...................................           618,781
   150,000  International Paper Company, Deb.,
              9.700% due 03/15/2000 ...................................           154,768
                                                                             ------------
                                                                                  773,549
                                                                             ------------
   AEROSPACE/DEFENSE - 0.1%
    71,000  Lockheed Martin Corporation, Deb.,
              9.375% due 10/15/1999 ...................................            72,194
                                                                             ------------
            Total Corporate Bonds & Notes
              (Cost $61,072,302) ......................................        61,209,874
                                                                             ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 22.6%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 17.4%
   475,000  9.050% due 04/10/2000 .....................................           491,236
   225,000  8.250% due 12/18/2000 .....................................           235,041
 2,000,000  6.450% due 04/23/2001 .....................................         2,040,175
 1,500,000  7.500% due 02/11/2002 .....................................         1,579,650
 5,227,000  5.125% due 02/13/2004 .....................................         5,119,977
   149,905  #250235, 7 Year Balloon,
              8.500% due 02/01/2002 ...................................           154,885
   859,352  #251621,
              6.000% due 03/01/2005 ...................................           860,444
 2,917,205  #252214,
              6.500% due 01/01/2014 ...................................         2,946,759
   224,033  #313030,
              10.000% due 05/01/2022 ..................................           241,525
 4,916,348  #323075,
              6.500% due 01/01/2014 ...................................         4,966,155
 4,692,167  #313293,
              6.500% due 03/01/2013 ...................................         4,739,703
   387,959  #313641,
              8.500% due 11/01/2017 ...................................           408,486
 3,166,546  #456445,
              6.500% due 01/01/2014 ...................................         3,198,626
                                                                             ------------
            Total FNMAs (Cost $27,034,570) ............................        26,982,662
                                                                             ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 3.2%
   175,000  7.125% due 07/21/1999 .....................................           175,796
    50,000  7.750% due 11/07/2001 .....................................            52,756
 3,000,000  5.890% due 07/17/2003 .....................................         3,012,150
   112,367  #L73756,
              5.500% due 05/01/2001 ...................................           111,689
   116,219  #L90217,
              5.500% due 06/01/2001 ...................................           115,519
    50,044  #L73821,
              6.000% due 06/01/2001 ...................................            50,311
   240,628  #M90218,
              6.000% due 06/01/2001 ...................................           241,911
   202,042  #M90453,
              6.500% due 05/01/2001 ...................................           204,762
   163,261  #G40221,
              6.500% due 12/01/1999 ...................................           165,458
   216,943  #L74100,
              7.000% due 09/01/2001 ...................................           221,218
   320,725  #845988,
              7.513% due 11/01/2021 ...................................           327,664
   244,879  #A01226,
              9.500% due 08/01/2016 ...................................           261,097
                                                                             ------------
            Total FHLMCs (Cost $4,920,758) ............................         4,940,331
                                                                             ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.2%
   143,589  #001991,
              9.000% due 04/20/2025 ...................................           152,031
   162,926  #038720,
              11.000% due 02/15/2010 ..................................           181,326
    51,749  #130183,
              11.000% due 05/15/2015 ..................................            57,593
   143,901  #131917,
              11.000% due 10/15/2015 ..................................           160,153
    53,286  #139704,
              11.000% due 11/15/2015 ..................................            59,304
   157,103  #140835,
              11.000% due 11/15/2015 ..................................           174,846
    99,693  #153965,
              10.000% due 02/15/2019 ..................................           109,239
    47,701  #189482,
              11.000% due 04/15/2020 ..................................            53,088
   609,655  #262996,
              10.000% due 01/15/2019 ..................................           668,029
   150,074  #291375,
              11.000% due 08/15/2020** ................................           167,022
    57,588  #377550,
              8.000% due 03/15/2012 ...................................            60,148
                                                                             ------------
            Total GNMAs (Cost $1,838,067) .............................         1,842,779
                                                                             ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.8%
    84,980  #124571,
              7.410% due 11/01/2022+ ..................................            87,087
   197,145  #141461,
              7.466% due 11/01/2021+ ..................................           202,334
   182,650  #152205,
              7.204% due 01/01/2019+ ..................................           187,342
   458,056  #313257,
              6.176% due 11/01/2035+ ..................................           460,891
   310,935  #82247,
              6.125% due 04/01/2019+ ..................................           313,926
                                                                             ------------
            Total FNMAs (Cost $1,240,388) .............................         1,251,580
                                                                             ------------
            Total U.S. Government Agency Mortgage-Backed Securities
              (Cost $35,033,783) ......................................        35,017,352
                                                                             ------------
U.S. TREASURY NOTES - 21.6%
           350,000  5.875% due 08/31/1999 .............................           351,313
         2,950,000  7.750% due 01/31/2000 .............................         3,012,687
         1,000,000  5.500% due 04/15/2000 .............................         1,005,313
         3,500,000  6.125% due 07/31/2000 .............................         3,548,125
         1,100,000  5.750% due 10/31/2000 .............................         1,111,344
         8,250,000  5.750% due 11/15/2000 .............................         8,337,614
         2,600,000  5.500% due 12/31/2000 .............................         2,617,875
         6,550,000  6.250% due 04/30/2001 .............................         6,695,331
         5,650,000  6.625% due 06/30/2001 .............................         5,824,799
         1,000,000  5.750% due 08/15/2003 .............................         1,017,813
                                                                             ------------
                    Total U.S. Treasury Notes
                      (Cost $33,352,188) ...................................   33,522,214
                                                                             ------------
ASSET-BACKED SECURITIES - 11.8%
   300,000  Conti-Mortgage Home Equity Loan Trust, 1996-4-A6,
              6.710% due 06/15/2014 ...................................           303,695
 3,900,000  Dayton Hudson Credit Card Master Trust, 1997-1-A,
              6.250% due 08/25/2005 ...................................         3,937,460
 5,000,000  FFCA Secured Lending Corporation,
              1999-1A-A1A,
              6.370% due 10/18/2008 ...................................         5,001,025
 2,500,000  First USA Credit Card Master Trust,
              1997-6-A,
              6.420% due 03/17/2005 ...................................         2,553,488
   300,000  Green Tree Financial Corporation, 1995-6-B1,
              7.700% due 09/15/2026 ...................................           305,959
            General Electric Management Services,
              1996-HE3-A3:
    73,608    6.500% due 07/25/2024 ...................................            73,446
 1,491,104    7.150% due 09/25/2026 ...................................         1,502,712
   300,000  Green Tree Home Equity Loan Trust,
              1997-B-A5,
              7.150% due 04/15/2027 ...................................           305,081
 1,182,106  Green Tree Security Mortgage Trust, 1994-A,
              6.900% due 02/15/2004 ...................................         1,181,946
   600,000  MBNA Master Credit Card Trust, 1995-E-A,
              5.1463% due 01/15/2005+ .................................           602,265
    51,831  Old Stone Credit Corporation, 1992-4-A,
              6.550% due 11/15/2007 ...................................            51,969
 1,000,000  Standard Credit Card Master Trust, 1994-4A,
              8.250% due 11/07/2003 ...................................         1,055,696
   729,365  The Money Store Home Equity Trust,
              1997-C-AF,
              6.307% due 08/15/2012 ...................................           730,908
   687,223  World Omni Automobile Lease Securitization, 1996-B,
              6.850% due 11/15/2002++ .................................           683,787
                                                                             ------------
            Total Asset-Backed Securities
              (Cost $18,336,661) ......................................        18,289,437
                                                                             ------------
FOREIGN GOVERNMENT BONDS - 1.5%
 1,000,000  Ontario, Province of Canada,
              6.125% due 06/28/2000 ...................................         1,010,900
 1,250,000  Province of Alberta, Government Guaranty,
              9.250% due 04/01/2000 ...................................         1,295,062
                                                                             ------------
            Total Foreign Government Bonds
              (Cost $2,289,454) .......................................         2,305,962
                                                                             ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.2%
            Countrywide Funding Corporation:
    72,943    1994-1-A3,
              6.250% due 03/25/2024 ...................................            72,308
   140,945    1994-C-A5,
              6.375% due 03/25/2024 ...................................           141,078
 1,399,018  Federal Home Loan Mortgage Corporation,
              Class VG,
              6.250% due 06/25/2004 ...................................         1,407,363
   196,570  Prudential Home Mortgage, 1993-43-A1,
              5.400% due 10/25/2023 ...................................           195,996
                                                                             ------------
            Total CMOs (Cost $1,831,179) ..............................         1,816,745
                                                                             ------------
REPURCHASE AGREEMENT - 0.7%
  (Cost $1,099,000)
 1,099,000  Agreement with Credit Suisse First Boston Corporation,
              4.840%, dated 04/30/1999, to be repurchased at $1,099,443
              on 05/03/1998, collateralized by $1,120,980 U.S. Treasury
              Bond, 8.875% due 02/15/2019 (Market Value $1,119,154) ...         1,099,000
                                                                             ------------
TOTAL INVESTMENTS (Cost $153,014,567*) .........................  98.8%       153,260,584
OTHER ASSETS AND LIABILITIES (NET) .............................   1.2          1,939,795
                                                                 -----       ------------
NET ASSETS ..................................................... 100.0%      $155,200,379
                                                                 =====       ============
--------------
  * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for futures contract.
  + Variable rate security. The interest rate shown reflects the rate currently in effect.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    NUMBER OF                                                    UNREALIZED
    CONTRACTS                                       VALUE      (DEPRECIATION)
    ---------                                       -----      --------------

FUTURES CONTRACTS - SHORT POSITION
        77        U.S. 5 Year Treasury Note,
                    June 1999 .................  $8,557,828       $(2,288)
                                                 ==========       =======

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
BALLOON -- Five- and seven- year mortgages with larger dollar amounts of payments falling due in the later years of the obligation.
LP      -- Limited Partnership
MTN     -- Medium Term Note
------------------------------------------------------------------------------

                       See Notse to Financial Statements.

PORTFOLIO of INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND

APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                        VALUE
---------                                                                       -----

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 64.7%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 26.0%
$10,430,291  6.000% due 04/20/2026 - 02/20/2029 .......................     $  10,072,875
 11,808,892  6.500% due 08/15/2023 - 03/15/2024 .......................        11,756,388
  3,051,843  6.800% due 04/20/2025 ....................................         3,063,974
 23,265,722  7.000% due 07/15/2008 - 01/15/2029 .......................        23,670,911
 43,496,476  7.500% due 12/15/2022 - 06/15/2027 .......................        44,912,188
    796,946  8.000% due 04/15/2022 ....................................           831,917
  1,032,766  8.500% due 05/15/2022 ....................................         1,093,024
  9,463,614  9.000% due 10/15/2008 - 06/15/2022 .......................        10,151,516
  9,263,071  9.500% due 04/15/2016 - 08/15/2021 .......................         9,993,186
     32,593  13.500% due 09/15/2014 - 12/15/2014 ......................            38,193
     15,930  14.000% due 06/15/2011 ...................................            18,747
                                                                            -------------
             Total GNMAs (Cost $117,184,513) ..........................       115,602,919
                                                                            -------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 20.0%
 31,092,730  6.500% due 02/01/2011 - 03/01/2029 .......................        31,228,408
  1,388,431  7.000% due 07/01/2024 - 02/01/2026 .......................         1,411,049
 50,000,381  7.500% due 02/01/2006 - 02/01/2013 .......................        51,708,184
  2,238,702  8.500% due 04/01/2019 ....................................         2,356,730
    686,895  8.750% due 01/01/2013 ....................................           724,997
  1,115,662  9.000% due 12/01/2008 - 08/01/2022 .......................         1,185,640
    443,145  9.500% due 06/01/2016 - 05/01/2017 .......................           471,395
                                                                            -------------
             Total FHLMCs (Cost $87,607,156) ..........................        89,086,403
                                                                            -------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) - 18.7%
     28,594  5.500% due 02/01/2009 ....................................            27,796
  2,468,657  5.880% due 03/01/2028 ....................................         2,473,856
  9,927,349  6.000% due 11/01/2028 - 02/01/2029 .......................         9,641,240
 53,299,633  6.500% due 08/01/2028 - 04/01/2029 .......................        53,062,623
 13,338,472  7.000% due 06/01/2010 - 04/01/2029 .......................        13,567,728
  3,191,551  8.000% due 05/01/2022 - 01/01/2025 .......................         3,323,911
    474,478  8.500% due 02/01/2023 - 09/01/2025 .......................           499,583
    357,320  9.000% due 06/01/2016 - 06/01/2021 .......................           379,509
                                                                            -------------
             Total FNMAs (Cost $83,317,842) ...........................        82,976,246
                                                                            -------------
             Total U.S. Government Agency Mortgage-Backed Securities
               (Cost $288,109,511) ....................................       287,665,568
                                                                            -------------
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 13.8%
             Federal Home Loan Mortgage Corporation:
  2,629,176    Series 1049, Class F,
               5.838% due 02/15/2021 ..................................         2,659,911
  1,142,214    Series 1288, Class HA,
               5.500% due 11/15/2020 ..................................         1,140,175
  4,770,000    Series 1638, Class K,
               6.500% due 03/15/2023 ..................................         4,773,411
  2,000,000    Series 1652, Class PL,
               7.000% due 01/15/2024 ..................................         2,060,354
  1,795,595    Series 1730, Class A,
               7.000% due 07/15/2017 ..................................         1,803,487
  5,000,000    Series 2076, Class PB,
               6.000% due 10/15/2017 ..................................         5,006,125
  3,287,491    6.850% due 07/25/2018 ..................................         3,295,956
             Federal National Mortgage Association:
  2,230,000    Series G93-11, Class D,
               6.000% due 08/25/2007 ..................................         2,239,333
  1,945,423    Series 1990-49, Class G,
               9.000% due 05/25/2020 ..................................         2,033,216
  1,012,126    Series 1993-103, Class FA,
               5.388% due 06/25/2019 ..................................         1,019,754
  4,200,000    Series 1993-103, Class PG,
               6.250% due 06/25/2019 ..................................         4,227,279
  1,950,000    Series 1994-64, Class JC,
               7.500% due 08/25/2001 ..................................         1,988,333
  6,000,000    Series 1997-40, Class PE,
               6.750% due 07/18/2019 ..................................         6,049,176
  2,476,986    Series 1997-32, Class FA,
               5.538% due 04/25/2027 ..................................         2,490,736
  6,996,495    Trust 259 STRIP,
               7.000% due 04/01/2024 ..................................         1,669,202
               Series 1997-MI, Class A,
    672,986    6.783% due 01/17/2003 ..................................           682,237
  4,000,000    Series 1989-18, Class-C,
               9.500% due 04/25/2004 ..................................         4,153,784
  1,611,142    Series 1992-83, Class X,
               7.000% due 02/25/2022 ..................................         1,625,422
  3,268,577    Series 1993-162, Class E,
               6.000% due 08/25/2023 ..................................         3,207,458
  5,000,000    Series 1993-163, Class BE,
               7.000% due 10/25/2021 ..................................         5,055,245
    694,198  L.F. Rothschild Mortgage Trust,
               Series 3, Class Z,
               9.950% due 09/01/2017 ..................................           754,411
  3,581,528  Merrill Lynch Trust,
               6.500% due 08/25/2015 ..................................         3,574,565
                                                                            -------------
             Total CMOs (Cost $56,877,676) ............................        61,509,570
                                                                            -------------
U.S. TREASURY OBLIGATIONS - 11.8%
    U.S. TREASURY BONDS - 7.1%
  1,500,000  6.000% due 02/15/2026 ....................................         1,519,687
  5,695,000  6.250% due 08/15/2023 ....................................         5,931,701
  1,888,000  6.625% due 02/15/2027 ....................................         2,075,031
  3,250,000  7.250% due 08/15/2022 ....................................         3,782,188
  6,500,000  7.500% due 11/15/2016 ....................................         7,613,125
  7,000,000  8.125% due 08/15/2019 ....................................         8,795,940
  2,000,000  5.250% due 11/15/2028 ....................................         1,848,750
                                                                            -------------
                                                                               31,566,422
                                                                            -------------
    U.S. TREASURY NOTES - 4.7%
 10,000,000  4.750% due 11/15/2008 ....................................         9,553,129
  5,000,000  4.875% due 03/31/2001 ....................................         4,982,815
  5,000,000  5.750% due 10/31/2000 ....................................         5,051,564
  1,100,000  6.500% due 10/15/2006 ....................................         1,172,532
                                                                            -------------
                                                                               20,760,040
                                                                            -------------
             Total U.S. Treasury Obligations
               (Cost $52,233,489) .....................................        52,326,462
                                                                            -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
  3,000,000  Federal Home Loan Bank, Bond,
               6.135% due 02/17/2009 ..................................         2,905,320
 10,000,000  Federal Home Loan Bank, Note,
               5.125% due 10/15/2008 ..................................         9,460,809
  2,000,000  Federal National Mortgage Association, MTN,
               6.000% due 01/14/2005 ..................................         1,993,091
 12,500,000  Federal National Mortgage Association, Note,
               6.000% due 05/15/2008 ..................................        12,618,897
  1,250,000  Federal National Mortgage Association, Deb.,
               6.210% due 08/06/2038 ..................................         1,210,267
                                                                            -------------
             Total U.S. Government Obligations
               (Cost $28,707,904) .....................................        28,188,384
                                                                            -------------
REPURCHASE AGREEMENT - 2.2%
  (Cost $9,833,000)
  9,833,000  Agreement with Credit Suisse First Boston Corporation,
               4.840% dated 04/30/1999, to be repurchased at
               $9,836,966 on 05/03/1999, collateralized by $10,029,660
               U.S. Treasury Bond, 8.875% due 02/15/2019
              (Market Value $10,013,319) ..............................         9,833,000
                                                                            -------------
TOTAL INVESTMENTS (Cost $435,761,580*) .........................  98.8%       439,522,984
OTHER ASSETS AND LIABILITIES (NET) .............................   1.2          5,202,259
                                                                 -----      -------------
NET ASSETS ..................................................... 100.0%      $444,725,243
                                                                 =====       ============

--------------
*Aggregate cost for federal tax purposes.

------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
MTN    -- Medium Term Note
STRIP  -- Separate trading of registered interest and principal of securities
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INCOME FUND

APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                        VALUE
 --------                                                                      -----

CORPORATE BONDS AND NOTES - 77.6%
   INDUSTRIAL - 41.4%
$  100,000  360(deg) Communications Company, Sr. Note, 7.600%
               due 04/01/2009 ........................................     $     109,011
 1,500,000  Aetna Services, Inc., Company Guarantee, 7.625%
               due 08/15/2026 ........................................         1,513,023
 1,500,000  American Home Products Corporation, Deb., 7.250%
               due 03/01/2023 ........................................         1,573,224
 1,000,000  AMR Corporation, Deb.,
              9.750% due 03/15/2000 ..................................         1,031,967
   250,000  Battle Mountain Gold Company, Conv. Note, 6.000%
              due 01/04/2005 .........................................           184,778
            Black & Decker Corporation, Note:
   185,000    7.500% due 04/01/2003 ..................................           192,404
    50,000    7.000% due 02/01/2006 ..................................            50,882
   179,000  Burlington Industries Inc., Deb.,
              7.250% due 08/01/2027 ..................................           181,169
 1,500,000  Burlington Northern Santa Fe, Note,
              8.750% due 02/25/2022 ..................................         1,759,002
 1,600,000  Burlington Resources, Deb.,
              9.125% due 10/01/2021 ..................................         1,957,181
 5,000,000  Cendant Corporation, Note,
              7.750% due 12/01/2003 ..................................         5,161,579
 1,047,000  CII Financial Inc., Conv. Note,
              7.500% due 09/15/2001 ..................................           977,636
   165,000  Coastal Corporation, Sr. Note,
              8.125% due 09/15/2002 ..................................           174,956
 1,800,000  Columbia/HCA Healthcare Corporation,
              Sub. Deb.,
              6.750% due 10/01/2006 ..................................         1,563,750
   550,000  Comcast Cable Communication, Note, 6.200% due 11/15/2008 .           537,535
            Conagra, Inc., Sr. Note:
   750,000    9.750% due 03/01/2021 ..................................           966,868
   843,000    6.700% due 08/01/2027 ..................................           853,529
 3,030,000  Conrail, Inc., Deb.,
              9.750% due 06/15/2020 ..................................         3,916,396
 2,000,000  Corporate Express, Inc., Conv. Note,
              4.500% due 07/01/2000 ..................................         1,795,000
   350,000  CPC International, Inc., Note,
              6.150% due 01/15/2006 ..................................           350,585
            Crane Company, Note:
 1,000,000    7.250% due 06/15/1999 ..................................         1,001,923
   500,000    8.500% due 03/15/2004 ..................................           550,470
   300,000  CSR America, Inc., Note,
              6.875% due 07/21/2005 ..................................           301,519
   200,000  Dura Pharmaceuticals Inc., Conv. Sub. Note, 3.500%
              due 07/15/2002 .........................................           149,000
   250,000  Equimar Shipholdings Ltd., Gtd. Deb.,
              9.875% due 07/01/2007 ..................................           178,438
   355,000  Federated Department Stores, Inc., Sr. Note, 8.125%
              due 10/15/2002 .........................................           377,469
 2,000,000  Ford Holdings, Inc., Deb.,
              9.375% due 03/01/2020 ..................................         2,512,782
            Ford Motor Company, Deb.:
 3,750,000    8.900% due 01/15/2032 ..................................         4,611,615
   825,000    7.400% due 11/01/2046 ..................................           856,608
   120,000  Fortune Brands, Inc., Note,
              7.500% due 05/15/1999 ..................................           120,079
            General Motors Corporation, Deb.:
   350,000    9.625% due 12/01/2000 ..................................           370,742
 8,000,000    9.400% due 07/15/2021 ..................................        10,127,294
   265,000  Goodrich (BF) Company, Note,
              7.000% due 04/15/2038 ..................................           254,464
   850,000  Golden Books Publishing, Sr. Note,
              in default,
              7.650 due 09/15/2002 ...................................           355,938
   250,000  GTE South, Inc., Deb.,
              6.000% due 02/15/2008 ..................................           247,102
   400,000  Honeywell, Inc., Note,
              6.600% due 04/15/2001 ..................................           406,004
   675,000  Ingersoll-Rand Company, Sr. Note,
              6.255% due 02/15/2001 ..................................           681,496
 1,400,000  Integrated Device Technology, Inc.,
              Conv. Sub. Note,
              5.500% due 06/01/2002 ..................................         1,016,750
   200,000  International Business Machines Corporation, Note,
              6.375% due 06/15/2000 ..................................           202,237
   160,000  International Paper Company, Deb.,
              9.700% due 03/15/2000 ..................................           165,086
 1,250,000  Jackson Products, Inc., Company Guarantee, 9.500% due 04/
              15/2005 ................................................         1,256,250
 6,000,000  James River Corporation, Deb.,
              9.250% due 11/15/2021 ..................................         7,190,987
   250,000  Lennar Corporation, Sr. Note,
              7.625% due 03/01/2009 ..................................           247,332
   955,000  Lockheed Martin Corporation, Company Guaranty,
              7.750% due 05/01/2026 ..................................         1,033,724
            Loral Corporation, Deb.:
 1,000,000    8.375% due 06/15/2024 ..................................         1,135,787
 1,000,000    7.625% due 06/15/2025 ..................................         1,050,176
   500,000  Loral Space & Communications Ltd.,
              Sr. Note,
              9.500% due 01/15/2006++ ................................           482,500
            MCI Worldcom, Inc., Sr. Note:
   996,000    6.125% due 08/15/2001 ..................................         1,002,544
   675,000    7.550% due 04/01/2004 ..................................           716,160
   540,000  Nabisco, Inc., Note,
              6.000% due 02/15/2001++ ................................           539,618
 8,700,000  Occidental Petroleum Corporation, Sr. Note, 11.125%
              due 08/01/2010 .........................................        11,151,598
 6,500,000  Ogden Corporation, Deb.,
              9.250% due 03/01/2022 ..................................         7,831,407
 3,000,000  PacifiCare Health Systems Inc., Sr. Note, 7.000%
              due 09/15/2003 .........................................         3,077,886
 5,950,000  Phillips Petroleum Company, Deb.,
              9.180% due 09/15/2021 ..................................         6,412,082
 6,860,000  Praxair, Inc., Deb.,
              8.700% due 07/15/2022 ..................................         7,931,319
            Raytheon Company, First Mortgage:
   750,000    Deb., 7.200% due 8/15/2027 .............................           772,845
              Note:
 2,385,000    5.950% due 3/15/2001 ...................................         2,397,454
 1,070,000    6.450% due 8/15/2002 ...................................         1,087,318
 1,000,000  Riviera Holdings Corporation, Company Guarantee,
              10.000% due 8/15/2004 ..................................           955,000
   866,000  Saks, Inc., Company Guaranty,
              8.250% due 11/15/2008 ..................................           948,270
   200,000  Southwest Airlines Company, Deb.,
              7.875% due 09/01/2007 ..................................           217,805
 1,630,000  Staples, Inc., Sr. Note,
              7.125% due 08/15/2007 ..................................         1,665,358
 5,260,000  Time Warner, Inc., Deb.,
              9.150% due 02/01/2023 ..................................         6,534,692
            Union Pacific Company:
   250,000    Note,
              7.375% due 05/15/2001 ..................................           257,156
   200,000    Deb., 9.625% due 12/15/2002 ............................           223,185
            United Air Lines, Inc.:
 5,000,000    Equipment Trust Certificates,
              10.850% due 07/05/2014 .................................         6,204,329
              Pass-through Certificates:
 3,000,000    9.080% due 10/26/2015 ..................................         3,442,290
 5,500,000    9.560% due 10/19/2018 ..................................         6,551,875
   495,000  USA Waste Services, Inc., Sr. Note,
              7.125% due 10/01/2007 ..................................           515,500
 1,012,000  USG Corporation, Sr. Note,
              9.250% due 09/15/2001 ..................................         1,078,196
 1,200,000  Veterinary Centers of America,
              Conv. Sub. Deb.,
              5.250% due 05/01/2006 ..................................           871,500
 1,000,000  V.F. Corporation, Note,
              9.500% due 05/01/2001 ..................................         1,069,570
   350,000  Wal-Mart Stores, Inc., Note,
              8.625% due 04/01/2001 ..................................           369,362
 1,145,000  Waste Management, Inc., Note,
              7.700% due 10/01/2002 ..................................         1,191,541
   275,000  Williams Companies, Inc., Note,
              6.200% due 08/02/2002 ..................................           274,606
   200,000  WMX Technologies Inc., Note,
              8.250% due 11/15/1999 ..................................           202,631
                                                                           -------------
                                                                             137,227,344
                                                                           -------------
   FINANCIAL - 11.5%
   310,000  Allstate Corporation, Deb.,
              6.750% due 05/15/2018 ..................................           309,963
    80,000  Associates Corporation, Sr. Note,
              6.625% due 05/15/2001 ..................................            81,481
 1,225,000  AT&T Capital Corporation, MTN,
              6.250% due 05/15/2001 ..................................         1,233,798
 9,000,000  Barclays North American Capital Corporation, Capital Note,
              9.750% due 05/15/2021 ..................................         9,923,444
 2,000,000  Continental Corporation, Note,
              7.250% due 03/01/2003 ..................................         2,010,148
 1,520,000  Donaldson, Lufkin & Jenrette Acceptance Corporation,
              Sr. Note, 6.500% due 06/01/2008 ........................         1,502,339
   440,000  Equitable Companies, Inc., Deb.,
              7.000% due 04/01/2028 ..................................           439,954
            Finova Capital Corporation, MTN:
   745,000    6.220% due 03/01/2000 ..................................           748,463
 1,146,000    5.980% due 02/27/2001 ..................................         1,147,926
            Ford Motor Credit Company, Note:
   250,000    6.850% due 08/15/2000 ..................................           254,378
   500,000    8.200% due 02/15/2002 ..................................           530,576
   820,000    6.125% due 04/28/2003 ..................................           824,736
 1,000,000  GATX Leasing Corporation, MTN,
              10.000% due 03/21/2001 .................................         1,065,297
            General Motors Acceptance Corporation, Note:
   100,000    9.625% due 05/15/2000 ..................................           104,116
 2,110,000    7.125% due 05/01/2001 ..................................         2,165,786
            Jefferson-Pilot Capital, Bond:
   500,000    8.140% due 01/15/2046++ ................................           510,979
   100,000    8.285% due 03/01/2046++ ................................           103,971
 1,250,000  Kemper Corporation, Note,
              6.875% due 09/15/2003 ..................................         1,278,915
   950,000  Lehman Brothers Holdings Inc., Note, 8.500%
              due 05/01/2007 .........................................         1,046,427
   495,000  MBNA America Bank NA, Note,
              6.920% due 05/30/2000 ..................................           497,789
            Merrill Lynch & Company, Note:
 1,000,000    6.000% due 02/12/2003 ..................................         1,000,522
 1,450,000    6.500% due 07/15/2018 ..................................         1,378,107
 2,000,000    6.750% due 06/01/2028 ..................................         1,930,190
            Paine Webber Group, Inc., MTN, Sr. Note:
   375,000    6.785% due 07/01/2003 ..................................           379,937
   830,000    8.060% due 01/17/2017 ..................................           898,732
   415,000    7.390% due 10/16/2017 ..................................           420,890
   500,000  PNC Institute Capital B, Company Guaranty, 8.315%
              due 05/15/2027++ .......................................           531,565
   280,000  Salomon, Inc., Sr. Note,
              7.000% due 05/15/1999 ..................................           280,129
            Salomon Smith Barney Holding:
   300,000    Sr. Note,
              7.590% due 01/28/2000 ..................................           304,355
 1,382,000    Note,
              6.500% due 03/01/2000 ..................................         1,393,965
            Sears Roebuck Acceptance Corporation:
 1,075,000    Note,
              6.000% due 03/20/2003 ..................................         1,075,731
 1,000,000    Bond,
              7.000% due 06/15/2007 ..................................         1,034,647
   500,000  Travelers Property Casualty Corporation, Note,
              6.750% due 04/15/2001 ..................................           507,207
   505,000  US Leasing International, Sr. Note,
              8.750% due 12/01/2001 ..................................           536,106
   575,000  USF&G Corporation, Sr. Note,
              8.375% due 06/15/2001 ..................................           601,388
                                                                           -------------
                                                                              38,053,957
                                                                           -------------
   FOREIGN (U.S. DOLLAR DENOMINATED) - 11.0%
   764,000  Canadian National Railway Company, Note, 6.900%
              due 07/15/2028 .........................................           750,865
 2,500,000  HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006 ..................................         1,650,000
 1,000,000  Hyder Plc, Bond,
              6.750% due 12/15/2004++ ................................         1,000,153
 4,250,000  MBI Metrobank Finance Ltd., Conv. Bond, Zero coupon
              due 12/18/2001 .........................................         3,357,500
   250,000  Metro Pacific Capital, Bond,
              2.500% due 04/11/2003 ..................................           253,125
 8,500,000  Petro-Canada, Deb.,
              9.250% due 10/15/2021 ..................................        10,472,425
 2,300,000  Poland Communications, Inc., Sr. Note, 9.875%
              due 11/01/2003 .........................................         2,196,500
 1,650,000  Republic of Korea, Unsub. Note,
              8.875% due 04/15/2008 ..................................         1,795,795
            Royal Caribbean Cruises:
   426,000    Sr. Note,
              7.125% due 09/18/2002 ..................................           435,089
   111,000    Sr. Note,
              7.250% due 08/15/2006 ..................................           113,558
   450,000    Deb.,
              7.500% due 10/15/2027 ..................................           436,670
 1,750,000  SB Treasury Company, Bond,
              9.400% due 12/29/2049++ ................................         1,755,374
   100,000  Sony Corporation, Unsub. Bond,
              6.125% due 03/04/2003 ..................................           100,990
 2,490,000  Ssangyong Oil Refining Company,
              Conv. Deb.,
              3.750% due 12/31/2008 ..................................         2,701,650
 2,500,000  Tatneft Finance,
              9.000% due 10/29/2002 ..................................           768,750
 1,500,000  Tokai Pfd Capital Company, Bond,
              9.980% due 12/29/2049++ ................................         1,427,179
   500,000  Total Access Communications, Conv. Note,
              2.000% due 05/31/2006++ ................................           472,500
 5,750,000  Trans-Canada Pipeline Corporation, Deb., 8.500% due 03/20/
              2023 ...................................................         6,045,493
   883,000  United Utilities PLC, Note,
              6.250% due 08/15/2005 ..................................           872,406
                                                                           -------------
                                                                              36,606,022
                                                                           -------------
   BANKS - 7.3%
   175,000  Abbey National First Capital,
              Conv. Sub. Note,
              8.200% due 05/15/2004 ..................................           190,368
   400,000  Banc One Corporation, Sub. Note,
              10.000% due 08/15/2010 .................................           510,096
            BankAmerica Corporation, Sub. Note:
   150,000    7.500% due 10/15/2002 ..................................           157,286
 1,000,000    6.625% due 08/01/2007 ..................................         1,015,975
   275,000    7.250% due 10/15/2025 ..................................           283,968
   670,000    6.800% due 03/15/2028 ..................................           655,048
            BankBoston NA, Sub. Note:
   370,000    7.375% due 09/15/2006 ..................................           379,490
 1,500,000    6.375% due 03/25/2008 ..................................         1,483,072
 1,000,000  Bank of New York, Sub. Note,
              7.875% due 11/15/2002 ..................................         1,063,127
 1,000,000  Barnett Banks, Florida, Inc., Sub. Note, 10.875%
              due 03/15/2003 .........................................         1,154,039
   690,000  BB&T Corporation, Sub. Note,
              7.250% due 06/15/2007 ..................................           721,117
            Chase Manhattan Corporation, Sub. Note:
 1,000,000    8.500% due 02/15/2002 ..................................         1,065,184
   400,000    7.125% due 03/01/2005 ..................................           415,944
 1,000,000  Citicorp, Sub. Note,
              8.000% due 02/01/2003 ..................................         1,064,598
 1,100,000  First Interstate Bancorp, Sub. Note,
              9.125% due 02/01/2004 ..................................         1,229,672
 1,000,000  First Nationwide Bank, Sub. Deb.,
              10.000% due 10/01/2006 .................................         1,149,089
   246,000  First Union Corporation, Sub. Note,
              9.450% due 08/15/2001 ..................................           263,619
   995,000  Fleet Financial Group, Sub. Deb.,
              6.875% due 01/15/2028 ..................................           977,492
 1,000,000  Key Bank NA, Sub. Deb.,
              6.950% due 02/01/2028 ..................................           988,228
 1,000,000  Manufacturers and Trade Trust Company, Sub. Note,
              8.125% due 12/01/2002 ..................................         1,058,775
 1,000,000  Mellon Financial Company, Sub. Deb., 9.750%
              due 06/15/2001 .........................................         1,079,096
   500,000  Mercantile Bank, Sub. Note,
              7.625% due 10/15/2002 ..................................           524,641
   250,000  Morgan (JP) & Company Inc., Sub. Note, 7.625%
              due 09/15/2004 .........................................           265,939
   600,000  NationsBank Corporation, Sub. Note, 6.375% due 02/15/2008            598,141
 1,000,000  Norwest Bancorp, Sub. Deb.,
              6.650% due 10/15/2023 ..................................           946,574
   400,000  Shawmut Bank, NA, Sub. Note,
              8.625% due 02/15/2005 ..................................           444,982
   500,000  Summit Bancorp, Sub. Note,
              8.625% due 12/10/2002 ..................................           538,803
 1,475,000  SunTrust Banks, Sr. Note,
              6.250% due 06/01/2008 ..................................         1,462,675
 2,500,000  Superior Financial Acquisition Corporation, Sr. Note,
              8.650% due 04/01/2003 ..................................         2,488,770
                                                                           -------------
                                                                              24,175,808
                                                                           -------------
   UTILITIES - 4.7%
   300,000  Avon Energy Partners Holding, Sr. Note,
              6.730% due 12/11/2002++ ................................           304,826
   305,000  Florida Power & Light, First Mortgage, 5.375%
              due 04/01/2000 .........................................           305,206
 5,000,000  Mississippi Power & Light Company, First and Refundable
              Mortgage,
              8.650% due 01/15/2023 ..................................         5,084,435
 1,030,000  National Rural Utilities, Collateral Trust, 5.750%
              due 01/15/2010 ..........................................          992,288
            Niagara Mohawk Power, Deb.:
 1,000,000    9.750% due 11/01/2005 ..................................         1,181,444
 1,414,000    8.770% due 01/01/2018 ..................................         1,498,908
            Texas Utilities Electric Company, First Mortgage:
 1,200,000    9.500% due 08/01/1999 ..................................         1,207,736
 1,200,000    8.875% due 02/01/2022 ..................................         1,309,224
 3,000,000    8.750% due 11/01/2023 ..................................         3,238,616
   220,000  Texas-New Mexico Power Company, Sr. Note,
              6.250% due 01/15/2009 ..................................           214,791
   125,000  Virginia Electric Power Company, Mortgage, 8.875%
              due 06/01/1999 .........................................           125,315
                                                                           -------------
                                                                              15,462,789
                                                                           -------------
   REAL ESTATE INVESTMENT TRUSTS - 1.7%
   490,000  Avalonbay Communities, Sr. Note,
              6.500% due 07/15/2003 ..................................           487,663
   500,000  Developers Diversified Realty, MTN,
              Sr. Note,
              6.580% due 02/06/2001 ..................................           494,916
            Franchise Finance Corporation:
 3,000,000    MTN,
              7.070% due 01/15/2008 ..................................         2,784,903
              Sr. Note:
   900,000    7.000% due 11/30/2000 ..................................           900,066
 1,100,000    7.875% due 11/30/2005 ..................................         1,090,037
                                                                           -------------
                                                                               5,757,585
                                                                           -------------
            Total Corporate Bonds and Notes
              (Cost $246,588,661) ....................................       257,283,505
                                                                           -------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 11.3%
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.1%
 1,135,216  7.000% due 07/15/2023 ....................................         1,154,292
   600,436  6.500% due 08/15/2023 ....................................           597,766
 1,733,848  6.500% due 12/15/2023 ....................................         1,726,139
   403,839  7.500% due 12/15/2023 ....................................           417,830
 2,167,431  6.000% due 02/15/2024 ....................................         2,103,129
 1,715,847  6.500% due 03/15/2024 ....................................         1,708,218
 1,509,825  6.500% due 07/15/2024 ....................................         1,507,979
   173,190  8.000% due 06/15/2027 ....................................           180,790
 1,525,740  8.000% due 08/15/2027 ....................................         1,592,691
   424,762  7.500% due 01/15/2028 ....................................           438,536
   247,382  7.500% due 02/15/2028 ....................................           255,404
   765,057  7.500% due 03/15/2028 ....................................           789,867
   535,816  7.500% due 08/15/2028 ....................................           553,192
   570,411  7.500% due 10/15/2028 ....................................           588,909
                                                                           -------------
            Total GNMAs (Cost $13,417,553) ...........................        13,614,742
                                                                           -------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 3.7%
 1,361,809  6.000% due 08/01/2013 ....................................         1,351,622
 1,622,352  5.500% due 03/01/2014 ....................................         1,577,083
   317,481  7.536% due 06/01/2016 ....................................           324,342
    58,838  7.000% due 07/01/2022 ....................................            59,716
   163,950  7.000% due 07/01/2023 ....................................           166,397
    61,743  7.000% due 08/01/2026 ....................................            62,665
   120,569  7.000% due 09/01/2026 ....................................           122,369
    18,832  7.000% due 11/01/2026 ....................................            19,113
 3,478,817  6.500% due 09/01/2028 ....................................         3,463,350
 2,987,836  6.500% due 11/01/2028 ....................................         2,974,552
   132,652  6.000% due 02/01/2029 ....................................           128,815
   999,107  6.000% due 03/01/2029 ....................................           970,202
   999,253  6.000% due 04/01/2029 ....................................           970,343
                                                                           -------------
            Total FNMAs (Cost $12,121,470) ...........................        12,190,569
                                                                           -------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 3.5%
   119,267  #380061,
              9.000% due 12/01/2004 ..................................           124,218
 1,479,838  #G10735,
              7.500% due 09/01/2012 ..................................         1,529,812
   978,417  #C00362,
              9.000% due 06/01/2024 ..................................         1,039,787
   390,803  #C80253,
              9.000% due 01/01/2025 ..................................           415,316
 8,409,050  #C00701,
              6.500% due 01/01/2029 ..................................         8,379,550
                                                                           -------------
            Total FHLMCs (Cost $11,529,090) ..........................        11,488,683
                                                                           -------------
            Total U.S. Government Agency Mortgage-Backed Securities
              (Cost $37,068,113) .....................................        37,293,994
                                                                           -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 2.7%
 1,750,000  Donaldson, Lufkin & Jenrette Acceptance Corporation,
              1993-MF17-A2,
              7.350% due 12/18/2003 ..................................         1,782,436
 1,378,825  Donaldson, Lufkin & Jenrette Acceptance Corporation,
              1995-Q10-B-1,
              7.928% due 01/25/2026 ..................................         1,172,863
     9,002  Federal Home Loan Mortgage Corporation, Series 1026-E,
              8.750% due 06/15/2005 ..................................             8,990
    85,389  Federal Home Loan Mortgage Corporation, Series 1311-H,
              7.500% due 07/15/2020 ..................................            85,333
   150,000  Federal National Mortgage Association, Series 1996-M7-B,
              6.838% due 06/17/2011 ..................................           153,173
 2,396,932  Federal National Mortgage Association, Series 1997-42-EA,
              7.250% due 03/18/2026 ..................................         2,417,917
   393,091  Resolution Trust Corporation, 1991-M2-A2, 7.132%
              due 09/25/2020 .........................................           376,902
 2,838,954  Weyerhauser Mortgage Corporation,
              1982-C, FHA Putable,
              7.430% due 06/01/2022 ..................................         2,944,322
                                                                           -------------
            Total CMOs (Cost $8,827,295) .............................         8,941,936
                                                                           -------------
U.S. TREASURY OBLIGATIONS - 5.7%
    U.S. TREASURY BONDS - 4.3%
10,500,000  6.250% due 08/15/2023 ....................................        10,936,410
 3,000,000  6.125% due 11/15/2027 ....................................         3,098,439
                                                                           -------------
                                                                              14,034,849
                                                                           -------------
    U.S. TREASURY NOTE - 1.4%
 3,985,000  7.250% due 08/15/2022 ....................................         4,637,544
                                                                           -------------
    U.S. TREASURY STRIP (PRINCIPAL ONLY) - 0.0%**
   328,000  Zero coupon due 08/15/2022 ...............................            81,676
                                                                           -------------
             Total U.S. Treasury Obligations
               (Cost $18,830,775) ....................................        18,754,069
                                                                           -------------

    SHARES
    ------
PREFERRED STOCKS - 1.0%
    15,100  First Industrial Realty Trust, Series A ..................           372,781
    28,000  Microsoft Corporation, Series A, Conv. Pfd., $2.196
              due 12/15/2009 .........................................         2,782,500
                                                                           -------------
            Total Preferred Stocks (Cost $2,833,450) .................         3,155,281
                                                                           -------------
COMMON STOCK - 0.1%
  (Cost $201,417)
    11,940  First State Bancorporation ...............................           226,860
                                                                           -------------
TOTAL INVESTMENTS (Cost $314,349,711*) ........................  98.4%       325,655,645
OTHER ASSETS AND LIABILITIES (NET) ............................   1.6          5,462,792
                                                                -----      -------------
NET ASSETS .................................................... 100.0%      $331,118,437
                                                                =====       ============

--------------
 * Aggregate cost for federal tax purposes.
** Amount represents less than 0.1% of net assets.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


------------------------------------------------------------------------------
    GLOSSARY OF TERMS
FHA    --Federal Housing Association
MTN    --Medium Term Note
STRIP  --Separate trading of registered interest and principal securities
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                         VALUE
---------                                                                       -----
MUNICIPAL BONDS AND NOTES - 101.7%
    CALIFORNIA - 100.6%
            Alameda County:
$1,000,000    COP, (Santa Rita Jail Project),
              (MBIA Insured),
              5.375% due 06/01/2009 ....................................    $   1,079,110
              Public Financing Authority Revenue:
   500,000    4.600% due 09/02/2003 ....................................          498,710
 1,000,000    5.000% due 09/02/2008 ....................................          995,140
   500,000  California Educational Facilities, Financing Authority
              Revenue, University San Diego, (AMBAC Insured),
              Zero coupon due 10/01/2009 ...............................          315,285
 1,000,000  California Health Facilities, Financing Authority Revenue,
              (Catholic Health Corporation), Series A, (AMBAC Insured),
              5.875% due 07/01/2009 ....................................        1,094,440
            California Housing Finance Agency Revenue:
 2,070,000    Home Mortgage, Series B1, AMT, (AMBAC Insured),
              6.200% due 02/01/2007** ..................................        2,184,719
   445,000    Series E, (MBIA Insured),
              6.050% due 08/01/2006 ....................................          468,941
            California State, GO:
 1,240,000    County Jail and School Building, (AMBAC Insured),
              7.250% due 08/01/2003** ..................................        1,409,037
 1,000,000    (FGIC Insured),
              6.200% due 09/01/2005** ..................................        1,125,270
            California State, Public Works Board, (Various California
              University Projects), Series A, (AMBAC Insured):
 1,500,000    Series A,
              5.900% due 12/01/2003 ....................................        1,637,340
 1,000,000    Series D,
              5.250% due 10/01/2010 ....................................        1,079,820
 1,495,000  California State University Revenue, Series AJ, AL, AM, AN,
              AP, AQ, AR, (AMBAC Insured),
              6.750% due 11/01/2007 ....................................        1,593,296
 1,600,000  California Statewide Communities Development Authority,
              (Children's Hospital), (MBIA Insured),
              6.000% due 06/01/2007 ....................................        1,786,944
 1,000,000  Castaic Lake, Water Agency, COP, (Water Systems Improvement
              Project), Series A, (MBIA Insured),
              5.600% due 08/01/2005 ....................................        1,083,940
            Central Valley, School Districts Financing Authority,
              Capital Appreciation, School District, GO, Series A, (MBIA
              Insured):
 1,000,000    Zero coupon due 02/01/2008 ...............................          684,680
 3,940,000    Zero coupon due 08/01/2009 ...............................        2,639,879
            El Rancho California University District,
              Series B, (FGIC Insured):
   190,000    Zero coupon due 08/01/2009 ...............................          121,059
   290,000    Zero coupon due 08/01/2010 ...............................          175,856
 1,000,000  Foothill Eastern Transportation Corridor Agency, Toll Road
              Revenue, Capital Appreciation, Sr. Lien, Series A,
              Zero coupon due 01/01/2004 ...............................          825,660
            Gilroy, Unified School District, COP,
              (FSA Insured):
 1,390,000    5.600% due 09/01/2003 ....................................        1,496,849
 1,400,000    5.625% due 09/01/2004 ....................................        1,521,226
            Golden West Schools, Financing Authority, Series A, (MBIA
              Insured):
 1,625,000    5.000% due 08/01/2003 ....................................        1,709,614
   685,000    5.650% due 02/01/2012 ....................................          759,000
 1,000,000  Inland Empire Solid Waste Financing Authority Revenue,
              (Landfill Improvement Financing Project), Series B, AMT,
              (FSA Insured),
              6.000% due 02/01/2006 ....................................        1,103,880
 1,000,000  Irvine, California, Public Facilities and Infrastructure
              Authority Assessment Revenue, Series A, (AMBAC Insured)
              4.150% due 09/02/2009 ....................................          994,050
 1,200,000  Los Angeles, COP,
              5.000% due 02/01/2008 ....................................        1,209,648
            Los Angeles, Community Redevelopment Agency, MFHR, (AMBAC
              Insured):
   275,000    5.650% due 07/01/2000 ....................................          278,262
   910,000    6.000% due 07/01/2004 ....................................          962,807
            Los Angeles, Department of Water and Power, Electric Revenue
              Bond, (MBIA Insured):
 1,500,000    8.500% due 01/15/2002** ..................................        1,684,830
 1,500,000    5.400% due 09/01/2006 ....................................        1,070,480
 1,000,000  Los Angeles, GO, Series A, (FSA Insured), 4.250%
              due 09/01/2009 ...........................................          999,540
 1,500,000  Los Angeles, Unified School District, COP, Series B, (AMBAC
              Insured),
              6.000% due 12/01/2001** ..................................        1,591,710
 1,500,000  Los Angeles County, Capital Asset Leasing Corporation,
              Leasehold Revenue, (AMBAC Insured),
              6.000% due 12/01/2006** ..................................        1,678,440
 1,500,000  Los Angeles County, Metropolitan Transportation Authority,
              Sales Tax Revenue, 1st Tier, Series A, (FSA Insured),
              5.250% due 07/01/2009 ....................................        1,619,505
   528,000  Modesto, Mortgage Revenue Bond, (GNMA Insured),
              5.875% due 12/01/2004 ....................................          556,486
   250,000  Oakland, Improvement Board Act of 1915, Medical Hill
              Parking, Assessment District #3, (MBIA Insured),
              6.000% due 09/02/2004 ....................................          259,700
   600,000  Oakland, Revenue Bonds, (YMCA East Bay Project),
              6.250% due 06/01/2000 ....................................          611,046
   500,000  Orange County, Recovery COP, Series A, (MBIA Insured),
              6.000% due 07/01/2008 ....................................          565,230
 1,395,000  Oroville, Hospital Revenue, Series A,
              (MBIA Insured),
              5.000% due 12/01/2009 ....................................        1,462,909
            Oxnard, Harbor District Revenue,
              (FSA Insured):
 1,075,000    7.000% due 08/01/2001** ..................................        1,153,206
 1,155,000    7.000% due 08/01/2002** ..................................        1,271,274
 1,240,000    7.000% due 08/01/2003** ..................................        1,395,149
            Paramount, Redevelopment Agency Tax Allocation,
              (Redevelopment Project Area #1), (MBIA Insured):
 1,610,000    6.100% due 08/01/2006** ..................................        1,782,817
 1,700,000    6.100% due 08/01/2007** ..................................        1,882,478
            Pomona California Public Financing Authority Revenue, Water
              Facility Revenue Project, Series AA, (FSA Insured):
   430,000    4.000% due 05/01/2008 ....................................          426,792
   530,000    4.100% due 05/01/2009 ....................................          525,712
 1,280,000  Redondo Beach, Public Financing Authority Revenue, (South
              Bay Center Redevelopment Project),
              6.750% due 07/01/2006 ....................................        1,384,243
 1,300,000  Sacramento, Municipal Utility District, Electric Revenue,
              (AMBAC Insured),
              5.500% due 05/15/2007** ..................................        1,387,932
 1,000,000  San Diego County, Public Financing Authority Revenue, Series
              A, (AMBAC Insured), 4.000% due 09/02/2008 ................          985,770
 1,000,000  San Francisco, City & County Airport Community International
              Airport Revenue, Second Series - Issue 22, (AMBAC
              Insured), AMT,
              6.000% due 05/01/2008 ....................................        1,121,440
            Sanger, University School District, (MBIA Isured):
   635,000    5.200% due 02/01/2004# ...................................          673,259
   160,000    5.200% due 08/01/2004# ...................................          170,558
   675,000    5.200% due 02/01/2005# ...................................          719,395
   165,000    5.200% due 08/01/2005# ...................................          176,686
 1,050,000  Santa Ana, COP, (Santa Ana Recycling Project), Series A,
              AMT, (AMBAC Insured), 5.400% due 05/01/2007 ..............        1,129,296
   650,000  Santa Clara, Redevelopment Agency, Tax Allocation, (Bay
              Shore North Project), (AMBAC Insured),
              7.000% due 07/01/2010 ....................................          783,744
 1,000,000  Santa Clara County, Financing Authority Lease Revenue,
              Series A, (AMBAC Insured),
              5.750% due 11/15/2013** ..................................        1,126,041
 1,350,000  Solano County, (Solano Park Hospital Project), COP, (FSA
              Insured),
              6.500% due 08/01/2006** ..................................        1,508,787
 1,000,000  Southern California, Home Financing Authority, MFHR, (The
              Fountains Project), Series A, AMT, (AMBAC/FNMA
              Collateral),
              5.400% due 01/01/2027 ....................................        1,042,610
 1,000,000  Stanton, MFHR, (Continental Gardens Apartments), (AMBAC/FNMA
              Collateral), 5.625% due 08/01/2029*** ....................        1,064,440
 1,305,000  Stocton, Community Facilities Supplemental Tax, (Mello Roos-
              Weston Ranch), Series A, 5.500% due 09/01/2009 ...........        1,318,663
            University of California:
 1,000,000    (Multiple Purpose Review Projects), (MBIA Insured),
              10.000% due 09/01/2001** .................................        1,142,440
 1,070,000    Series A, (CONNIE LEE Insured),
              5.500% due 09/01/2006 ....................................        1,121,596
 1,000,000  Valley Health Systems, California Hospital Revenue,
              (Hospital Revenue Refunding & Improvement Project), Series
              A, (ACA Insured),
              6.125% due 05/15/2005** ..................................        1,079,460
                                                                            -------------
                                                                               69,308,126
                                                                            -------------
    PUERTO RICO - 1.1%
   695,544  Centro de Recaudaciones de Ingresos Municipales, COP,
              6.850% due 10/17/2003 ....................................          725,695
                                                                            -------------
TOTAL INVESTMENTS (Cost $66,752,892*) .........................  101.7%        70,033,821
OTHER ASSETS AND LIABILITIES (NET) ...........................   (1.7)         (1,142,649)
                                                                 -----      -------------
NET ASSETS ....................................................  100.0%     $  68,891,172
                                                                 =====      =============

--------------
  * Aggregate cost for federal tax purposes.
 ** Securities are pledged as collateral for when-issued securities.
*** Security is pledged as collateral for futures contract.
  # Security purchased on when-issued basis (Note 2).

California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at April 30,1999 (as a percentage of net assets):
          Public Education                                     22.2%
          General Purpose                                      12.9%
          Health Care                                          10.4%
          Transportation                                       10.3%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at April 30,1999 (as a percentage of net assets):
          MBIA                                                 31.6%
          AMBAC                                                31.0%
          FSA                                                  17.4%

    NUMBER OF                                                   UNREALIZED
    CONTRACTS                                     VALUE       (DEPRECIATION)
    ---------                                     -----       --------------

FUTURES CONTRACTS - LONG POSITION
        55        U.S. Long Bond, June 1999    $3,004,688       $(30,515)
                                               ==========       ========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
ACA           -- American Capital Access
AMBAC         -- American Municipal Bond Assurance Corporation
AMT           -- Alternative Minimum Tax
CONNIE LEE    -- College Construction Loan Association
COP           -- Certificates of Participation
FGIC          -- Federated Guaranty Insurance Corporation
FNMA          -- Federal National Mortgage Association
FSA           -- Financial Security Assurance
GNMA          -- Government National Mortgage Association
GO            -- General Obligation Bonds
MBIA          -- Municipal Bond Investors Assurance
MFHR          -- Multi-family Housing Revenue
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

CALIFORNIA MUNICIPAL FUND

APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                         VALUE
---------                                                                       -----

MUNICIPAL BONDS AND NOTES - 96.8%
     CALIFORNIA - 94.4%
$  1,100,000  Abag, Financing Authority for Nonprofit Corporation, COP,
                (Episcopal Homes Foundation),
                5.000% due 07/01/2007 ..................................     $   1,136,806
  11,940,000  Alameda, Corridor Transporation Authority Revenue, Series
                1999A, Capital Appreciation, (MBIA Insured),
                Zero coupon due 10/01/2034 .............................         1,864,431
   5,360,000  Alhambra, Improvement Board Act of 1915, Assessment
                District No. 1, Public Works, (MBIA Insured),
                6.125% due 09/02/2018 ..................................         5,821,228
   2,000,000  Anaheim, Public Financing Authority Revenue, Residual
                Interest Bond, (MBIA Insured),
                9.320% due 12/28/2018+ .................................         2,620,000
   1,485,000  Antioch, Public Financing Authority, Reassesment Revenue,
                Series A,
                (AMBAC Insured),
                5.000% due 09/02/2018 ..................................         1,474,902
   1,000,000  Arcadia, Hospital Revenue Authority, (Methodist Hospital),
                6.500% due 11/15/2012 ..................................         1,075,210
   2,000,000  Barstow Redevelopment Agency, Central Redevelopment
                Project, Tax Allocation, Series A, (MBIA Insured),
                7.000% due 09/01/2014 ..................................         2,517,460
   1,000,000  Brawley, Wastewater Treatment Facility, (AMBAC Insured),
                5.000% due 07/01/2016 ..................................         1,027,280
   1,000,000  Brea & Olinda, Unified School District, (High School
                Refinancing Project), COP, Series A, (FSA Insured),
                6.000% due 08/01/2009 ..................................         1,080,700
   4,000,000  California Community College Financing Authority Lease
                Revenue, Series A, (MBIA Insured),
                4.625% due 10/01/2019** ................................         3,806,840
              California Educational Facilities Authority Revenue:
   4,715,000    (College of Osteopathic Medicine),
                (Pre-refunded to 06/01/2003),
                7.500% due 06/01/2018 ..................................         5,375,100
   1,000,000    (Heald Colleges),
                5.450% due 02/15/2022 ..................................           996,033
   2,000,000    (Pooled College and University Projects), Series B,
                5.125% due 04/01/2017 ..................................         1,953,400
   1,000,001    (University of San Diego), (AMBAC Insured),
                5.000% due 10/01/2022 ..................................           987,051
     500,000  California Housing Finance Agency, Home Mortgage, AMT,
                (Multi-family Housing II), Series C,
                6.875% due 08/01/2024 ..................................           532,865
              California Housing Finance Agency, Home Mortgage, AMT:
                (Multi-family Housing III), Series A, (MBIA Insured):
   1,000,000    5.850% due 08/01/2017 ..................................         1,049,140
   3,000,000    5.950% due 08/01/2028 ..................................         3,149,070
                Series B, (MBIA Insured):
   1,000,000    6.000% due 08/01/2016 ..................................         1,062,860
   2,000,000    6.100% due 02/01/2028 ..................................         2,125,140
     985,000    Series N, (FHA/VA Insured),
                6.375% due 02/01/2027 ..................................         1,060,067
              California Housing Finance Agency, Home Ownership &
                Improvement Revenue:
   2,000,000    Series A, (MBIA Insured),
                Zero coupon due 02/01/2016 .............................           842,980
     450,000    Series B, AMT, (MBIA Insured),
                5.200% due 08/01/2026 ..................................           460,296
   5,010,000    Series C, AMT, (FHA Insured),
                6.650% due 08/01/2014** ................................         5,342,213
   2,065,000    Series D, AMT, (FHA Insured),
                7.500% due 08/01/2020 ..................................         2,118,029
     665,000    Series D, AMT, (MBIA Insured),
                6.300% due 08/01/2014 ..................................           705,365
   2,630,000    Series F, AMT, (MBIA Insured),
                6.800% due 08/01/2014 ..................................         2,834,851
   1,060,000    Series F1, AMT, (AMBAC Insured),
                6.500% due 08/01/2008 ..................................         1,139,860
   1,235,000    Series G, AMT, (FHA Insured),
                8.150% due 08/01/2019 ..................................         1,261,355
              California, Pollution Control Financing Authority, PCR:
   1,000,000    (Keller Canyon Landfill Company Project), AMT,
                6.875% due 11/01/2027 ..................................         1,057,510
   2,890,000    (Mobil Oil Corporation Project), AMT,
                5.500% due 12/01/2029 ..................................         2,957,944
   2,500,000    (San Diego Gas and Electric), Series A, AMT, (AMBAC
                Insured),
                5.850% due 06/01/2021 ..................................         2,632,300
                (Southern California Edison Company):
  13,250,000    Series B, AMT, (AMBAC Insured),
                6.400% due 12/01/2024** ................................        14,501,595
   5,000,000    Series B, AMT, (FGIC Insured),
                6.400% due 12/01/2024** ................................         5,472,300
   6,565,000    (Tracy Material Recovery Project), Series A, AMT, LOC
                Banque Nationale de Paris,
                6.600% due 08/01/2014** ................................         6,578,983
   5,000,000    (Waste Management), Series A, AMT,
                7.150% due 02/01/2011 ..................................         5,314,850
   3,100,000    (Waste Removal Systems), Series A, AMT, LOC Wells Fargo
                & Company,
                7.100% due 11/01/2009 ..................................         3,206,826
   2,250,000  California Residential Efficiency Financing Authority,
                (First Resource Efficiency), (AMBAC Insured),
                6.000% due 07/01/2017 ..................................         2,446,785
   1,185,000  California Rural Home Mortgage Finance Authority, SFMR,
                Mortgage-Backed Securities Project, Series A-2, AMT,
                (GNMA Insured),
                7.950% due 12/01/2024 ..................................         1,353,353
              California State, GO:
   1,500,000    4.000% due 04/01/2008 ..................................         1,479,480
   5,000,000    5.500% due 12/01/2010 ..................................         5,497,250
   2,000,000    5.500% due 04/01/2013 ..................................         2,188,840
   1,500,000    5.000% due 10/01/2018 ..................................         1,497,165
                (FGIC Insured):
   1,000,000    6.750% due 02/01/2008 ..................................         1,181,460
   1,000,000    4.500% due 12/01/2021 ..................................           919,410
  10,000,000    4.500% due 12/01/2024 ..................................         9,140,800
     415,000    (MBIA Insured),
                6.000% due 10/01/2014** ................................           451,229
              California State Department Water Resources Revenue,
                (Center Valley Project):
     500,000    Series J-2,
                6.000% due 12/01/2006 ..................................           563,290
     500,000    Series Q,
                6.000% due 12/01/2009 ..................................           571,885
   1,915,000  California State, Public Works Board Lease Revenue,
                (California Community Colleges), Series A,
                5.000% due 12/01/2011 ..................................         2,001,481
              California Statewide Communities Development Authority,
                COP:
   3,000,000    (Cedars-Sinai Medical Center), (MBIA Insured),
                6.500% due 08/01/2012 ..................................         3,486,240
     735,000    (Childrens Campus),
                6.500% due 09/01/2022 ..................................           783,356
   3,800,000    (John Muir/Mt. Dibablo Health Center), (AMBAC Insured),
                4.100% due 08/15/2027+ .................................         3,800,000
   2,800,000  California Statewide Communities Development Authority
                Revenue, (Sherman Oaks Project), Series A, (AMBAC
                Insured),
                5.000% due 08/01/2022 ..................................         2,801,705
              Capistrano Beach, Water District, COP, (Wastewater
                Enterprises), Capital Improvements, (MBIA Insured):
   2,895,000    4.750% due 12/01/2028 ..................................         2,734,646
   2,475,000    4.750% due 12/01/2028 ..................................         2,337,910
   5,630,000  Carson, Improvement Board Act of 1915, GO,
                7.375% due 09/02/2022** ................................         6,094,644
   4,675,000  Chula Vista, IDR, (San Diego Gas and Electric), Series A,
                AMT, (AMBAC Insured),
                6.400% due 12/01/2027 ..................................         5,119,873
   2,920,000  Chula Vista, Redevelopment Agency, Tax Allocation Revenue,
                8.625% due 09/01/2024 ..................................         3,572,328
   2,000,000  Coachella, Redevelopment Agency, Tax Allocation Revenue,
                (Project Area No. 3), 5.875% due 12/01/2028 ............         1,977,740
              Contra Costa County, Finance Authority, Tax Allocation
                Revenue, Series A:
   1,595,000    7.000% due 08/01/2009 ..................................         1,728,964
   1,000,000    7.100% due 08/01/2022 ..................................         1,102,280
   2,500,000  Davis, Public Facilities Finance Authority, Mace Ranch
                Area, Series A,
                6.600% due 09/01/2025 ..................................         2,641,250
              Delano, COP:
   1,720,000    Regional Medical Center,
                5.250% due 01/01/2018 ..................................         1,648,775
   3,200,000    Series A, (Prerefunded to 01/01/2003),
                9.250% due 01/01/2022 ..................................         3,888,160
              Duarte, COP, Series A:
   1,500,000    5.250% due 04/01/2024 ..................................         1,469,310
   2,500,000    5.250% due 04/01/2031 ..................................         2,428,300
   1,985,000  El Cajon, COP, (Helix View Nursing Hospital), Limited
                Obligation, Series 1990, AMT, (FHA Insured),
                7.750% due 02/01/2029 ..................................         2,009,058
   2,215,000  El Monte, COP, (AMBAC Insured),
                4.750% due 06/01/2030 ..................................         2,079,907
              Escondido, Unified High School District, Capital
                Appreciation, (MBIA Insured):
   5,850,000    Zero coupon due 11/01/2019 .............................         2,064,582
   3,715,000    Zero coupon due 05/01/2020 .............................         1,270,381
   3,655,000    Zero coupon due 11/01/2020 .............................         1,218,321
   4,650,000  Fairfield, Housing Authority Mortgage Revenue, (Creekside
                Estates Project), (Prerefunded to 08/01/2002),
                7.875% due 02/01/2015** ................................         5,341,362
   1,000,000  Fairfield, Housing Authority Revenue, (Creekside Estates
                Mobile Homes Project),
                5.625% due 09/01/2023** ................................           992,060
   5,000,000  Foothill Eastern Transportation Corridor Agency, Series A,
                Zero coupon due 01/01/2008 .............................         4,089,500
   2,000,000  Gilroy, Unified School District, COP, (Measure J Capital
                Projects), (FSA Insured),
                6.250% due 09/01/2012 ..................................         2,234,760
              Golden West Schools Financing Authority:
                (School District Refinancing Program, Series A), (MBIA
                Insured):
   1,000,000    Zero coupon due 02/01/2010 .............................           611,610
   1,740,000    Zero coupon due 02/01/2011 .............................         1,003,876
   1,000,000    Zero coupon due 08/01/2011 .............................           563,600
   1,215,000    Zero coupon due 08/01/2016 .............................           499,183
   1,580,000    Zero coupon due 02/01/2017 .............................           623,263
   2,000,000  Huntington Park, Public Financing Authority Lease Revenue,
                (Waste Water System Project),
                6.200% due 10/01/2025 ..................................         2,069,860
   1,625,000  Inglewood, Redevelopment Agency, Tax Allocation, (Merged
                Redevelopment Project), Series A, (AMBAC Insured),
                5.250% due 05/01/2015 ..................................         1,712,555
   2,000,000  Irvine, Meadows Mobile Home Park Revenue, Series A, (GNMA
                Collateral), 5.700% due 03/01/2018 .....................         2,019,140
   1,270,000  Irvine, Public Facilities & Infrastructure Authority,
                Assessment Revenue, Series A, (AMBAC Insured),
                4.050% due 09/02/2008 ..................................         1,261,643
   1,000,000  Kern, High School District, GO, Series A, (MBIA Insured),
                6.200% due 02/01/2009 ..................................         1,150,410
   1,175,000  Kings County, Waste Management Authority, Solid Waste
                Revenue, AMT,
                7.200% due 10/01/2014 ..................................         1,309,267
   3,625,000  La Habra, COP, Park and Viewpark,
                Series A, (FSA Insured),
                4.800% due 09/01/2022 ..................................         3,465,464
   1,500,000  La Verne, Public Financing Authority, Capital Improvement,
                7.250% due 09/01/2026 ..................................         1,657,995
   2,000,000  Lake Elsinore, Public Financing Authority, Local Agency
                Revenue, Series G,
                5.800% due 09/02/2015 ..................................         1,986,280
              Long Beach, Harbor Revenue, AMT:
   2,000,000    (FGIC Insured),
                6.000% due 05/15/2010 ..................................         2,244,860
   1,000,000    (MBIA Insured),
                5.250% due 05/15/2025 ..................................         1,002,500
              Los Angeles, Community Redevelopment Agency, AMT:
   1,425,000    5.850% due 12/01/2026 ..................................         1,429,973
   3,490,000    Series C, (AMBAC Insured),
                6.750% due 07/01/2014 ..................................         3,756,008
   1,000,000  Los Angeles, Department of Airport Revenue, Series A,
                (FGIC Insured), 5.500% due 05/15/2008 ..................         1,075,110
     600,000  Los Angeles, Department of Water & Power, Waterworks
                Revenue,
                6.200% due 07/01/2012 ..................................           671,880
              Los Angeles, Unified School District, GO, Series A, (FGIC
                Insured):
   1,000,000    6.000% due 07/01/2011 ..................................         1,141,840
   1,445,000    6.000% due 07/01/2013 ..................................         1,657,887
  10,000,000  Los Angeles County, Disney Parking Refunding Project, COP,
                (AMBAC Insured),
                4.750% due 03/01/2023** ................................         9,486,700
   1,000,000  Los Angeles County, Master Refunding Project, COP,
                (Inverse Floater), (Prerefunded to 05/01/2001),
                9.583% due 06/01/2015 ..................................         1,162,500
              Los Angeles County, MFHR, AMT,
                (GNMA Insured):
   3,000,000    (Park Parthenia Project),
                7.400% due 01/20/2022 ..................................         3,068,970
   1,000,000    (Ridgecroft Apartments Project), Series E, AMT, (GNMA
                Collateral),
                6.250% due 09/20/2039 ..................................         1,058,900
   4,000,000  Los Angeles County, Metropolitan Transportation Authority,
                Sales Tax Revenue, First Tier Properties, Series C,
                (AMBAC Insured),
                5.000% due 07/01/2026 ..................................         3,932,600
   1,000,000  Los Angeles County, Public Works Financing Authority,
                Regional Park and Open Space District, Series A,
                5.000% due 10/01/2016 ..................................         1,006,010
              Los Angeles County, Residual Interest Bond:
   3,740,000    (Edmund D. Edelman Children's Center), COP, (AMBAC
                Insured),
                6.000% due 04/01/2012 ..................................         4,015,488
   6,920,000    (Pension Obligation), COP, (MBIA Insured),
                6.900% due 06/30/2008 ..................................         8,295,627
   1,125,000  Los Angeles County, SFHR, Series B, (GNMA Insured),
                7.600% due 08/01/2016 ..................................         1,200,004
     310,000  Los Angeles Home Mortgage Revenue, Mortgage-Backed
                Securities Project, (GNMA Insured),
                8.100% due 05/01/2017 ..................................           330,819
     315,000  Los Angeles, SFMR, Program 1990, Issue A, AMT, (GNMA
                Collateral),
                7.550% due 12/01/2023 ..................................           326,519
   4,055,000  Midpeninsula, Financing Authority Revenue, Regional Open
                Space District, (AMBAC Insured),
                Zero coupon due 09/01/2028 .............................           856,497
   1,000,000  Monterey County, COP, (Natividad Medical Center
                Improvement Project), Series E, (MBIA Insured),
                4.750% due 08/01/2017 ..................................           973,140
   2,785,000  Needles, Public Utilities Authority Revenue, (Utilities
                System Aquisition Project), Series A,
                6.500% due 02/01/2022 ..................................         2,911,662
   3,500,000  Novato, Special Tax Revenue, (Community Facilities
                District),
                7.200% due 08/01/2015 ..................................         3,826,025
   2,000,000  Oakland, Revenue Bonds, (YMCA East Bay Project),
                7.100% due 06/01/2010 ..................................         2,185,520
              Oakland, Unified School District:
   2,645,000    7.000% due 11/15/2011 ..................................         2,994,325
   3,445,000    COP, Energy Retrofit,
                6.750% due 11/15/2014 ..................................         3,674,644
   4,500,000  Palm Desert, Financing Authority, Tax Allocation Revenue,
                (Inverse Floater), (MBIA Insured),
                3.300% due 04/01/2022+ .................................         5,293,125
   1,150,000  Palm Springs, Financing Authority, (Convention Center
                Project), Series A, (MBIA Insured),
                6.750% due 11/01/2021 ..................................         1,250,705
   1,000,000  Pasadena, Electric Revenue, (MBIA Insured), 4.750% due
                08/01/2024 .............................................           949,860
   3,000,000  Pomona, Public Financing Authority Revenue, (FSA Insured),
                5.000% due 05/01/2029 ..................................         2,949,600
              Port Oakland, AMT, (Mitsu Osk Lines Ltd.), Series A, LOC
                Industrial Bank of Japan Ltd.:
   3,030,000    6.750% due 01/01/2012 ..................................         3,282,126
   2,300,000    6.800% due 01/01/2019 ..................................         2,430,249
   3,000,000  Rancho, Water District Financing Authority, Residual
                Interest Bond, (AMBAC Insured), (Pre-refunded to
                09/11/2001), 9.304% due 08/17/2021**+ ..................         3,495,000
   2,750,000  Redding, Electrical Systems Revenue, COP, (Inverse
                Floater), (MBIA Insured),
                9.319% due 07/08/2022+ .................................         3,660,937
   1,000,000  Redondo Beach, Public Financing Authority Revenue, (South
                Bay Center Redevelopment Project),
                7.125% due 07/01/2026 ..................................         1,107,090
              Richmond, Power Financing Authority Term Lease Revenue:
   1,180,000    4.450% due 06/01/2007 ..................................         1,169,450
   1,000,000    4.550% due 06/01/2008 ..................................           991,520
   4,560,000  Riverside, Redevelopment Agency, Tax Allocation Revenue,
                (University Corridor), Series A, (AMBAC Insured),
                4.750% due 08/01/2021 ..................................         4,334,189
   1,500,000  Riverside, School District, Special Project, 7.250%
                due 09/01/2018 .........................................         1,606,260
              Rocklin, Unified School District, (FGIC Insured):
   1,030,000    Zero coupon due 08/01/2014 .............................           479,104
   1,210,000    Zero coupon due 08/01/2016 .............................           497,818
   1,255,000    Zero coupon due 08/01/2017 .............................           487,718
   1,310,000    Zero coupon due 08/01/2018 .............................           480,285
   1,360,000    Zero coupon due 08/01/2019 .............................           471,335
   1,415,000    Zero coupon due 08/01/2020 .............................           463,554
   1,225,000    Zero coupon due 08/01/2023 .............................           340,489
              Rohnert Park, Community Development Agency, Tax Allocation
                Revenue, Capital Appreciation, (Rohnert Redevelopment
                Project), (MBIA Insured):
   1,745,000    Zero coupon due 08/01/2021 .............................           548,628
   1,755,000    Zero coupon due 08/01/2023 .............................           495,858
   1,755,000    Zero coupon due 08/01/2025 .............................           445,296
   1,755,000    Zero coupon due 08/01/2027 .............................           397,701
   1,755,000    Zero coupon due 08/01/2029 .............................           356,774
  10,490,000  Roseville, Special Tax Revenue, Community Facilities
                District 1, Northwest Region, (FSA Insured),
                4.750% due 09/01/2020** ................................         9,995,606
     750,000  Sacramento, COP, (Public Facilities Project), 6.000% due
                07/01/2012 .............................................           794,752
   1,000,000  Sacramento, Municipal Utility District, Electric Revenue,
                Series L, (MBIA Insured),
                5.125% due 07/01/2022 ..................................         1,002,290
   3,240,000  Sacramento County, Airport System Revenue, Series 1989,
                AMT, (Unrefunded Balance), (AMBAC Insured),
                7.000% due 07/01/2020 ..................................         3,323,721
   2,300,000  Saddleback Valley, Unified School District, Public
                Financing Authority, Special Tax Revenue, Series A, (FSA
                Insured),
                4.750% due 09/01/2020 ..................................         2,217,637
   1,000,000  Salinas, California Improvement Board, Act 1915, Special
                Assesment District #90-1, Series C-185,
                5.400% due 09/02/2012 ..................................         1,008,920
  10,000,000  San Bernardino County, COP, (MBIA Insured), Residual
                Interest Bond,
                6.800% due 07/01/2016**+ ...............................        10,800,000
   3,000,000  San Diego, Public Facilities Financing Authority, Sewer
                Revenue, Series A, (FGIC Insured),
                5.000% due 05/15/20129 .................................         2,947,260
   1,600,000  San Diego County, COP,
                5.700% due 02/01/2028 ..................................         1,586,656
   4,000,000  San Diego County, Residual Interest Bond, COP, Series B,
                (MBIA Insured), (Pre-refunded to 04/27/2006),
                9.020% due 04/08/2021+ .................................         5,235,000
   1,000,000  San Dimas, Housing Authority Revenue, (Charter Oak Mobile
                Home Project), Series A, (FNMA Collateral),
                5.700% due 07/01/2028 ..................................           987,310
   1,415,000  San Francisco, City and County, International Airport
                Commission Revenue, Second Series, Issue 22, AMT, (AMBAC
                Insured),
                6.000% due 05/01/2008 ..................................         1,586,837
              San Francisco, City and County, MFMR, Series A, (FNMA
                Insured):
   1,000,000    6.350% due 02/15/2012 ..................................         1,036,930
   1,250,000    6.450% due 02/15/2024 ..................................         1,293,900
              San Francisco, City and County, Redevelopment Agency,
                Lease Revenue, Capital Appreciation, (George R. Moscone
                Project):
   2,000,000    Zero coupon due 07/01/2011 .............................         1,108,980
   3,000,000    Zero coupon due 07/01/2013 .............................         1,478,820
     600,000  San Francisco, City and County, Sewer Revenue, (AMBAC
                Insured),
                5.900% due 10/01/2008 ..................................           653,208
     270,000  San Francisco, City and County, SFMR, AMT, GNMA and FNMA
                Mortgage-Backed Securities Program,
                7.450% due 01/01/2024 ..................................           280,173
   1,000,000  San Joaquin Hills, Transportation Corridor Agency, Toll
                Road Revenue, Capital Appreciation, Series A, (MBIA
                Insured), Zero coupon due 01/15/2007 ...................           721,220
   2,000,000  San Macros, Public Facilities Authority Revenue,
                5.800% due 09/01/2018 ..................................         2,033,900
   2,300,000  Santa Clara County, Financing Authority, Lease Revenue,
                Series A, (AMBAC Insured),
                5.750% due 11/15/2013 ..................................         2,589,892
   3,000,000  Santa Clarita, Community Development Authority,
                7.500% due 11/15/2012 ..................................         3,222,540
   4,765,000  Santa Rosa, Mortgage Revenue, (Channate Lodge), (FHA
                Insured),
                6.700% due 12/01/2024 ..................................         5,074,248
   2,000,000  Shasta Lake, COP, (FSA Insured),
                6.000% due 04/01/2016 ..................................         2,188,860
   2,500,000  Simi Valley, Community Development Agency, Commonwealth
                Mortgage Revenue, Sycamore Plaza II,
                6.000% due 09/01/2012 ..................................         2,675,825
   5,000,000  South Orange County, Public Financing Authority, Special
                Tax Revenue, Sr. Lien, Series A, (MBIA Insured),
                6.200% due 09/01/2013** ................................         5,537,900
              Southern California, Housing Finance Agency, SFMR, GNMA
                and FNMA Mortgage-Backed Securities Program, (GNMA
                Collateral):
     725,000    Series 1988A, AMT,
                8.125% due 02/01/2021 ..................................           792,265
   1,240,000    Series A,
                7.350% due 09/01/2024 ..................................         1,298,305
     170,000    Series B,
                6.900% due 10/01/2024 ..................................           178,294
      45,000  Stockton, Community Facilities Supplemental Tax #90-2,
                SFMR, GNMA Mortgage-Backed Securities Program,
                (Brookside Estates), AMT,
                7.450% due 08/01/2010 ..................................            47,232
   1,305,000  Stockton, Community Facilities Supplemental Tax #90-1,
                (Mello Roos-Weston Ranch), Series A,
                6.000% due 09/01/2018 ..................................         1,341,958
   1,250,000  Turlock, District Revenue, Series A, (MBIA Insured),
                5.000% due 01/01/2017 ..................................         1,255,562
     400,000  University of California, COP, (UCLA Chiller/Cogen Center
                Project),
                6.000% due 11/01/2021 ..................................           424,436
   2,025,000  Vallejo, Public Financing Authority Revenue, (Fairgrounds
                Drive Assesment District), 5.700% due 09/02/2011 .......         2,047,194
   1,500,000  West & Central Basin, Financing Authority Revenue,
                (Central Basin Refunding Project), Series A, (AMBAC
                Insured),
                5.125% due 08/01/2022 ..................................         1,503,435
                                                                             -------------
                                                                               397,826,571
                                                                             -------------
     PUERTO RICO - 1.9%
   1,391,087  Centro de Recaudaciones de Ingresos Municipales,
                6.850% due 10/17/2003 ..................................         1,451,392
     750,000  Puerto Rico, Electric Power Authority Revenue, Series U,
                6.000% due 07/01/2014 ..................................           815,962
              Puerto Rico Commonwealth:
   1,500,000    Aqueduct and Sewer Authority Revenue, (MBIA Insured),
                6.250% due 07/01/2013 ..................................         1,761,480
     800,000    GO, (MBIA Insured),
                5.650% due 07/01/2015 ..................................           886,793
   3,000,000  Puerto Rico Educational & Health Facilities, 5.700%
                due 07/01/2016 .........................................         3,165,030
                                                                             -------------
                                                                                 8,080,657
                                                                             -------------
     GUAM - 0.5%
   2,000,000  Guam Airport Authority Revenue, Series B, AMT,
                6.700% due 10/01/2023 ..................................         2,197,600
                                                                             -------------
              Total Municipal Bonds and Notes
                (Cost $383,659,030) ....................................       408,104,828
                                                                             -------------
SHORT-TERM MUNICIPAL BONDS - 1.5%
     100,000  California Health Facilities Financing Authority Revenue,
                (Sutter Health),
                Series A,
                4.200% due 03/01/2020+ .................................           100,000
              California, PCR, Financing Authority, (Southern California
                Edison Company):
   5,800,000    Series 1986-A,
                4.350% due 02/28/2008+ .................................         5,800,000
     300,000    Series C,
                4.350% due 02/28/2008+ .................................           300,000
                                                                             -------------
              Total Short-Term Municipal Bonds
                (Cost $6,200,000) ......................................         6,200,000
                                                                             -------------
TOTAL INVESTMENTS (Cost $389,859,030*) ..........................  98.3%       414,304,828
OTHER ASSETS AND LIABILITES (NET) ...............................   1.7          7,092,288
                                                                  -----      -------------
NET ASSETS ...................................................... 100.0%     $ 421,397,116
                                                                  =====      =============

--------------
  * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for futures contract.

  + Variable rate demand notes are payable upon not more than one business day's notice.
    The interest rate shown reflects the rate currently in effect.

California Municipal Fund had the following industry concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):
          Tax District                                         14.5%
          General Purpose                                      11.9%
          Public Building                                      11.2%

California Municipal Fund had the following insurance concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):
          MBIA                                                 21.6%
          AMBAC                                                18.6%

    NUMBER OF                                                   UNREALIZED
    CONTRACTS                                     VALUE       (DEPRECIATION)
    ---------                                     -----       --------------
FUTURES CONTRACTS - LONG POSITION
       340        U.S. Long Bond, June 1999    $40,863,750      $(484,629)
                                               ===========      =========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
AMBAC --  American Municipal Bond Assurance Corporation
AMT   --  Alternative Minimum Tax
COP   --  Certificates of Participation
FGIC  --  Federal Guaranty Insurance Corporation
FHA   --  Federal Housing Authority
FNMA  --  Federal National Mortgage Association
FSA   --  Financial Security Assurance
GNMA  --  Government National Mortgage Association
GO    --  General Obligation Bonds
IDR   --  Industrial Development Revenue
LOC   --  Letter of Credit
MBIA  --  Municipal Bond Investors Assurance
MFHR  --  Multi-family Housing Revenue
MFMR  --  Multi-family Mortgage Revenue
PCR   --  Pollution Control Revenue
SFHR  --  Single Family Housing Revenue
SFMR  --  Single Family Mortgage Revenue
VA    --  Veterans' Administration
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

FLORIDA INSURED MUNICIPAL FUND

APRIL 30, 1999 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                          VALUE
---------                                                                        -----

MUNICIPAL BONDS AND NOTES - 113.3%
     FLORIDA - 113.3%
$ 1,000,000  Brevard County, School Board Authority, COP, Series B,
               (AMBAC Insured),
               5.500% due 07/01/2021 ....................................     $  1,041,940
  1,000,000  Broward County, Educational Facilities Authority Revenue,
               (Nova Southeastern University Project), (CONNIE LEE
               Insured), 6.000% due 04/01/2008 ..........................        1,086,420
    600,000  Cocoa Florida, Water & Sewer Revenue,
               (FGIC Insured),
               4.500% due 10/01/2026 ....................................          544,254
  1,000,000  Collier County, Industrial Development Authority, IDR,
               (Southern States Utilities Project), AMT,
               6.500% due 10/01/2025 ....................................        1,045,820
  1,000,000  Dade County, Aviation Revenue, Series B, AMT, (MBIA
               Insured),
               6.600% due 10/01/2022 ....................................        1,095,870
    950,000  Escambia County, Health Facilities Revenue, Baptist
               Hospital, Series B,
               6.000% due 10/01/2014 ....................................          986,262
  1,000,000  Escambia County, PCR, (Champion International Corporation
               Project), AMT, 6.900% due 08/01/2022 .....................        1,105,090
             Florida Housing Finance Agency, AMT, (AMBAC Insured):
    700,000    SFMR, Series A, (GNMA Collateral),
               6.650% due 01/01/2024 ....................................          756,098
  1,000,000    Spinnaker Cove Apartments, Series G,
               6.500% due 07/01/2036 ....................................        1,085,710
    500,000  Florida State Board of Education Capital Outlay, Series A,
               (FGIC Insured),
               4.500% due 06/01/2023 ....................................          457,025
  1,100,000  Florida State Board of Regional University System
               Improvement Revenue, (AMBAC Insured),
               4.500% due 07/01/2023 ....................................        1,005,268
  1,000,000  Florida State Turnpike Authority, Turnpike Revenue,
               Department of Transportation, Series A, (FGIC Insured),
               5.000% due 07/01/2016 ....................................        1,002,830
  1,245,000  Hillsborough County, Capital Improvement Revenue, Criminal
               Justice Facilities,
               (FGIC Insured),
               5.250% due 08/01/2016** ..................................        1,266,314
  1,050,000  Hillsborough County, School Board Authority, COP, (MBIA
               Insured),
               6.000% due 07/01/2012
               (Pre-refunded 07/01/2004) ................................        1,171,821
  1,250,000  Jacksonville, Water & Sewer Revenue, (United Water Project),
               AMT, (AMBAC Insured), 6.350% due 08/01/2025 ..............        1,396,188
    750,000  Lakeland Florida, Electric & Water Revenue, Series A, (MBIA
               Insured),
               5.000% due 10/01/2028 ....................................          733,575
  1,500,000  Leon County, Florida School District,
               (AMBAC Insured),
               5.000% due 07/01/2008# ...................................        1,547,100
    500,000  Manatee County, Refunding Revenue Bonds, (MBIA Insured),
               4.750% due 04/01/2011# ...................................          499,650
    950,000  Manatee County, Housing Finance Authority, SFMR, Sub. Series
               4, AMT, (AMBAC Insured), (GNMA/FNMA Collateral),
               6.875% due 11/01/2026 ....................................        1,068,313
  1,000,000  Orange County, Florida School Board, COP, Series A, (MBIA
               Insured),
               5.000% due 08/01/2024 ....................................          979,550
  1,000,000  Orange County, Housing Finance Authority, MFHR, (Hands Inc.
               Project), Series A, 8.000% due 10/01/2025 ................        1,107,580
  1,000,000  Orlando & Orange County, Expressway Authority, Expressway
               Revenue, Jr. Lien, (FSA Insured),
               5.950% due 07/01/2023 ....................................        1,060,580
  1,000,000  Pasco County, Solid Waste Disposal & Resource Recovery
               System, AMT, (AMBAC Insured),
               6.000% due 04/01/2011 ....................................        1,114,170
    980,000  Pinellas County, Housing Finance Authority Revenue, SFMR,
               Series A, AMT, (AMBAC Insured), (GNMA Collateral),
               6.000% due 09/01/2018 ....................................        1,044,357
  1,050,000  Seminole County, School Board Authority, COP, Series A,
               (MBIA Insured),
               6.125% due 07/01/2014
               (Pre-refunded 07/01/2004) ................................        1,177,921
                                                                               -----------
             Total Municipal Bonds and Notes
               (Cost $23,673,350) .......................................       25,379,706
                                                                               -----------
TOTAL INVESTMENTS (Cost $23,673,350*) ..........................  113.3%        25,379,706
OTHER ASSETS AND LIABILITIES (NET) .............................  (13.3)        (2,975,522)
                                                                  -----        -----------
NET ASSETS .....................................................  100.0%       $22,404,184
                                                                  =====        ===========
--------------
 * Aggregate cost for federal tax purposes.
** Securities are pledged as collateral for when-issued securities.
 # Security purchased on when-issued basis (Note 2).

Florida Insured Municipal Fund had the following industry concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

          Public Education                                     22.5%
          Water & Sewage                                       20.9%
          Single-family Housing                                11.5%

Florida Insured Municipal Fund had the following insurance concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

          AMBAC                                                44.9%
          MBIA                                                 25.3%
          FGIC                                                 14.6%

--------------------------------------------------------------------------------
                          GLOSSARY OF TERMS
AMBAC        -- American Municipal Bond Assurance Corporation
AMT          -- Alternative Minimum Tax
CONNIE LEE   -- College Construction Loan Association
COP          -- Certificates of Participation
FGIC         -- Federal Guaranty Insurance Corporation
FNMA         -- Federal National Mortgage Association
FSA          -- Financial Security Assurance
GNMA         -- Government National Mortgage Association
IDR          -- Industrial Development Revenue
MBIA         -- Municipal Bond Investors Assurance
MFHR         -- Multi-family Housing Revenue
PCR          -- Pollution Control Revenue
SFMR         -- Single Family Mortgage Revenue
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

TAX-EXEMPT BOND FUND

APRIL 30, 1999 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                                      VALUE
 ---------                                                                     -----
MUNICIPAL BONDS AND NOTES - 104.8%

   ALABAMA - 1.3%
 4,000,000  Courtland, Industrial Development Board of Solid Waste,
              (Champion International Corporation Project), Disposal
              Revenue, AMT,
              7.750% due 01/01/2020 ..................................      $  4,156,920
                                                                            ------------
   ALASKA - 1.1%
 1,235,000  Anchorage, Electric Utility, (MBIA Insured), 6.500%
              due 12/01/2013 .........................................         1,472,799
 2,000,000  Anchorage, Ice Rink Revenue,
              6.375% due 01/01/2020 ..................................         1,983,900
                                                                            ------------
                                                                               3,456,699
                                                                            ------------
   ARIZONA - 3.0%
   200,000  Phoenix, GO, Series A,
              6.250% due 07/01/2017 ..................................           234,212
            Salt River Project Agricultural Improvement & Power
              District:
 3,000,000    Series A,
              5.750% due 01/01/2009 ..................................         3,314,730
 5,000,000    Series C,
              6.250% due 01/01/2019 ..................................         5,363,200
   740,000  Tucson, Airport Authority Inc., Supplemental Facilities
              Revenue, AMT,
              8.700% due 09/01/2019 ..................................           796,048
                                                                            ------------
                                                                               9,708,190
                                                                            ------------
   CALIFORNIA - 10.7%
 5,625,000  Alameda Corridor Transportation Authority, Series 1999A,
              Capital Appreciation, (MBIA Insured),
              Zero coupon due 10/01/2030 .............................         1,092,938
15,000,000  Anaheim, Public Financing Authority Lease, Capital
              Appreciation Subordinated Public Improvements, Project-
              C, (FSA Insured), Zero coupon due 09/01/2034 ...........         2,320,350
 5,000,000  California State, GO, (FGIC Insured), 5.625% due
              10/01/2023 .............................................         5,294,700
 1,250,000  California State Public Works Board Lease, Department of
              Corrections, State Prison, Series E,
              5.500% due 06/01/2015 ..................................         1,356,762
 2,000,000  Center Unified School District California, Capital
              Appreciation, Series C, GO, (MBIA Insured),
              Zero coupon, due 09/01/2018 ............................           753,180
 2,000,000  Foothill/Eastern Corridor Agency, California Toll Road,
              Sr. Lien, Series A,
              5.000% due 01/01/2035 ..................................         1,902,640
 3,925,000  Los Angeles County, Metroplitan Transportation Authority,
              Sales Tax Revenue, Series C, (AMBAC Insured), 5.000%
              due 07/01/2026 .........................................         3,858,864
   550,000  Los Angeles, Regional Airport Improvement, Series A, AMT,
              6.700% due 01/01/2022 ..................................           582,615
 3,335,000  Midpeninsula Regional, Open Space District, Financing
              Authority Revenue, Capital Appreciation, (AMBAC
              Insured),
              Zero coupon due 09/01/2024 .............................           878,606
 3,000,000  Orange County Recovery, COP, Series A, (MBIA Insured),
              6.000% due 07/01/2026 ..................................         3,255,810
 1,173,000  Sacramento, COP, Centrex System Lease, Series A,
              5.550% due 09/15/2004 ..................................         1,193,715
 1,000,000  Sacramento, City Financing Authority Revenue, Convention
              Center Hotel,
              Series A,
              6.250% due 01/01/2030 ..................................         1,001,210
 5,000,000  San Francisco, City & County Airport Commission,
              International Airport, Second Series-Issue 12-B, (FGIC
              Insured),
              5.625% due 05/01/2021 ..................................         5,283,350
 3,000,000  San Joaquin Hills, California Transportation Corridor,
              Agency Toll Road,
              5.000% due 01/01/2033 ..................................         2,856,900
 3,000,000  Student Education Loan Marketing Corporation, California
              Student Loan Revenue, Series IV-D-1, AMT,
              5.875% due 01/01/2018 ..................................         2,881,530
                                                                            ------------
                                                                              34,513,170
                                                                            ------------
   COLORADO - 4.8%
 2,775,000  Colorado Springs Utilities System Revenue, Pre-refunded,
              6.750% due 11/15/2021 ..................................         3,017,063
            Denver City and County, Airport Revenue, AMT:
              Series A, Pre-refunded:
   530,000    8.875% due 11/15/2012 ..................................           606,097
 1,045,000    8.500% due 11/15/2023 ..................................         1,125,820
              Series A, Unrefunded:
 1,470,000    8.875% due 11/15/2012 ..................................         1,645,827
 1,835,000    8.000% due 11/15/2025 ..................................         1,963,413
              Series C,
 1,920,000    6.600% due 11/15/2004 ..................................         2,076,826
 4,500,000  Meridian Metropolitan District, GO,
              7.500% due 12/01/2011 ..................................         4,882,050
                                                                            ------------
                                                                              15,317,096
                                                                            ------------
   CONNECTICUT - 0.4%
   995,000  Mashantucket Western Pequot Tribe, Special Revenue, Series
              A, Pre-refunded,
              6.500% due 09/01/2005 ..................................         1,135,036
                                                                            ------------
   DISTRICT OF COLUMBIA - 0.9%
   815,000  District of Columbia, COP,
              6.875% due 01/01/2003 ..................................           852,857
   500,000  District of Columbia, Water & Sewer Authority, (FSA
              Insured),
              5.500% due 10/01/2017 ..................................           533,275
 1,500,000  Metropolitan District, Washington D.C., Airport Authority,
              General Airport Revenue, Series A, AMT, (MBIA Insured),
              6.625% due 10/01/2019 ..................................         1,644,990
                                                                            ------------
                                                                               3,031,122
                                                                            ------------
   FLORIDA - 4.7%
22,520,000  Dade County, Guaranteed Entitlement Revenue, Capital
              Appreciation, Series A, (MBIA Insured),
              Zero coupon due 02/01/2018 .............................         8,104,948
   425,000  Dade County, Seaport Authority, Refunding, (MBIA Insured),
              6.500% due 10/01/2008 ..................................           496,595
 1,000,000  Florida Board of Education, Series A,
              (FGIC Insured),
              4.500% due 06/01/2023 ..................................           914,050
 5,000,000  Orlando Utilities Commission Water & Electric,
              6.000% due 10/01/2010 ..................................         5,685,350
                                                                            ------------
                                                                              15,200,943
                                                                            ------------
   GEORGIA - 7.2%
 1,000,000  Atlanta, Airport Facilities Revenue, AMT,
              7.250% due 01/01/2017 ..................................         1,065,830
 6,000,000  Georgia Municipal Electric Authority Power, Series Z,
              (MBIA Insured),
              5.500% due 01/01/2020 ..................................         6,425,160
 5,000,000  Georgia State, GO, Series B,
              6.300% due 03/01/2009 ..................................         5,797,050
            Monroe, PCR, (Oglethorpe Power Company):
 5,000,000    6.700% due 01/01/2009 ..................................         5,792,700
 3,410,000    6.750% due 01/01/2010 ..................................         4,005,113
                                                                            ------------
                                                                              23,085,853
                                                                            ------------
   HAWAII - 2.7%
 5,555,000  Hawaii State, GO, Series BW,
              6.400% due 03/01/2009 ..................................         6,350,365
            Honolulu, City & County, GO, Series A:
 1,670,000    6.000% due 01/01/2012 ..................................         1,872,821
   330,000    Pre-refunded,
              6.000% due 01/01/2012 ..................................           373,114
                                                                            ------------
                                                                               8,596,300
                                                                            ------------
   IDAHO - 0.8%
 2,000,000  Idaho Health Facilities Authority Revenue, (Inverse
              Floater), ETM,
              6.000% due 02/15/2021+ .................................         2,429,720
                                                                            ------------
   ILLINOIS - 14.8%
 1,000,000  Berwyn, GO, (AMBAC Insured),
              4.250% due 12/01/2018 ..................................           889,190
            Bolingbrook, Capital Appreciation, (MBIA Insured):
 4,000,000    Series B,
              Zero coupon due 01/01/2030 .............................           737,400
 4,915,000    Series C,
              Zero coupon due 01/01/2025 .............................         1,273,870
 3,665,000  Chicago Gas Supply, (People Gas),
              6.875% due 03/01/2015 ..................................         3,981,693
            Chicago, O'Hare International Airport Supplemental
              Facilities, AMT:
 2,500,000    American Airlines, Series C,
              4.300% due 12/01/2017+ .................................         2,500,000
   700,000    American Airlines, Special Series A,
              7.875% due 11/01/2025 ..................................           749,014
 6,000,000    International Terminal, (MBIA Insured),
              6.750% due 01/01/2012 ..................................         6,471,300
              United Air Lines:
   615,000    8.400% due 05/01/2004 ..................................           650,239
   745,000    8.950% due 05/01/2018 ..................................           815,686
   150,000    Special Series B,
              8.500% due 05/01/2018 ..................................           159,024
            Cook County, Community High School, Number 217, (AMBAC
              Insured):
 1,090,000    6.400% due 12/01/2003 ..................................         1,159,967
 1,130,000    6.500% due 12/01/2004 ..................................         1,205,292
 1,370,000    6.600% due 12/01/2005 ..................................         1,464,626
            Cook County, School District, Number 026, ETM, (MBIA
              Insured):
 1,445,000    Zero coupon due 12/01/2003 .............................         1,205,535
 1,020,000    Zero coupon due 12/01/2004 .............................           811,308
            Illinois Health Facilities Authority Revenue:
   250,000    Glenoak Medical Center, Series D,
              Pre-refunded,
              9.500% due 11/15/2015 ..................................           278,283
 4,460,000    Hindsdale Hospital, Series B, ETM,
              9.000% due 11/15/2015 ..................................         4,931,288
 3,000,000    Rush Presbyterian - St. Luke's Medical Center, Residual
              Interest Bond, (MBIA Insured),
              10.122% due 10/01/2024+ ................................         3,521,250
 1,230,000    Servantcor, Series A, Pre-refunded,
              8.000% due 08/15/2021 ..................................         1,365,534
 5,000,000    Sister Services Hospital, Residual Interest Bond, (MBIA
              Insured), Pre-refunded,
              9.817% due 06/19/2015+ .................................         5,931,250
   280,000  Illinois Housing Development Authority, Series A, AMT,
              7.350% due 08/01/2010 ..................................           293,143
 1,600,000  Kendall County, Community School District #88, (AMBAC
              Insured),
              Zero coupon due 12/01/2015 .............................           689,520
            Metropolitan Pier and Exposition Authority, Dedicated
              State Tax, (FGIC Insured):
 4,000,000    Zero coupon due 06/15/2008 .............................         2,657,920
 5,185,000    Zero coupon due 06/15/2009 .............................         3,261,935
   815,000    ETM,
              Zero coupon due 06/15/2009 .............................           519,880
                                                                            ------------
                                                                              47,524,147
                                                                            ------------
   INDIANA - 2.1%
 6,000,000  Indiana Municipal Power Agency, Series A, (MBIA Insured),
              6.125% due 01/01/2013 ..................................         6,867,540
                                                                            ------------
   KANSAS - 0.2%
   500,000  Wichita, Health Care Facilities Revenue, (Larksfield
              Place), Series I,
              5.875% due 05/15/2027 ..................................           488,240
                                                                            ------------
   KENTUCKY - 1.1%
 3,000,000  Jefferson County, Hospital Revenue, Residual Interest
              Bond, (MBIA Insured),
              9.054% due 10/09/2008+ .................................         3,544,500
                                                                            ------------
   LOUISIANA - 0.2%
 1,500,000  Louisiana Public Facility Authority Revenue, Series B,
              ETM,
              Zero coupon due 12/01/2019 .............................           530,850
                                                                            ------------
   MARYLAND - 2.0%
 5,000,000  Baltimore, Port Facilities Revenue, Consolidated Coal
              Sales, Series B,
              6.500% due 10/01/2011+ .................................         5,461,500
   930,000  State of Maryland, Community Development Administration,
              Department of Housing Revenue, Single Family Project,
              AMT,
              7.450% due 04/01/2032 ..................................           972,715
                                                                            ------------
                                                                               6,434,215
                                                                            ------------
   MASSACHUSETTS - 2.0%
   750,000  Commonwealth of Massachusetts, GO, Consolidated Loan,
              Series A,
              Pre-refunded,
              7.625% due 06/01/2008 ..................................           824,595
 2,000,000  Commonwealth of Massachusetts, Health and Educational
              Facilities Authority Revenue, Saint Memorial Medical
              Center, Series A,
              6.000% due 10/01/2023 ..................................         1,989,740
   200,000  Massachusetts Bay Transportation Authority, Series A,
              5.600% due 03/01/2008 ..................................           218,550
 1,000,000  Plymouth County, COP, Series A,
              7.000% due 04/01/2022 ..................................         1,123,890
 2,125,000  State of Massachusetts, Development Finance Agency
              Revenue, (Boston University), Series P,
              5.450% due 05/15/2059 ..................................         2,126,594
                                                                            ------------
                                                                               6,283,369
                                                                            ------------
   MICHIGAN - 2.1%
    75,000  Metropolitan Hospital, Series A,
              5.875% due 07/01/2014 ..................................            77,425
            Michigan State Hospital Finance Authority Revenue, Detroit
              Medical, Series A,
              Pre-refunded:
 1,000,000    5.250% due 08/15/2028 ..................................           907,220
 1,500,000    7.500% due 08/15/2011 ..................................         1,654,230
 4,000,000  Michigan State, Strategic Funding Limited, Detroit Edison
              Company, Series A, AMT, (MBIA Insured),
              5.550% due 09/01/2029 ..................................         4,059,280
                                                                            ------------
                                                                               6,698,155
                                                                            ------------
   MISSISSIPPI - 4.0%
 2,000,000  Jackson County, Port Facility Revenue, (Chevron USA Inc.
              Project),
              4.250% due 06/01/2023+ .................................         2,000,000
            Lowndes County, Solid Waste Disposal, PCR, (Weyerhauser
              Company Project):
 4,000,000    Series A,
              6.800% due 04/01/2022 ..................................         4,835,800
 5,000,000    Series B,
              6.700% due 04/01/2022 ..................................         5,978,450
   200,000  Warren County, Solid Waste Disposal Revenue,
              (International Paper Project), Series A, AMT,
              7.700% due 11/15/2009 ..................................           206,944
                                                                            ------------
                                                                              13,021,194
                                                                            ------------
   MISSOURI - 1.4%
 1,000,000  Missouri State, Health and Educational Facilities
              Authority Revenue, Bethesda Eye Institute, Pre-refunded,
              6.800% due 11/01/2016 ..................................         1,091,830
 3,000,000  St. Louis, Parking Facilities Revenue,
              Pre-refunded,
              6.625% due 12/15/2021 ..................................         3,327,990
                                                                            ------------
                                                                               4,419,820
                                                                            ------------
   MONTANA - 0.3%
 1,000,000  Forsyth, PCR, Puget Sound Power & Light, Series B, AMT,
              (AMBAC Insured),
              7.250% due 08/01/2021 ..................................         1,082,290
                                                                            ------------
   NEBRASKA - 3.3%
   550,000  Nebraska Investment Finance Authority, Single Family
              Housing Revenue, Residual Interest Bond, AMT, (GNMA
              Collateral),
              9.719% due 09/15/2024+ .................................           612,563
            Omaha Public Power District Electric:
 7,000,000    Series B, ETM,
              6.150% due 02/01/2012 ..................................         7,969,920
 2,000,000    Series C,
              5.500% due 02/01/2014 ..................................         2,176,520
                                                                            ------------
                                                                              10,759,003
                                                                            ------------
   NEVADA - 1.4%
 4,000,000  Clark County, IDR, Nevada Power Company, Series A, AMT,
              (FGIC Insured), (FGIC Insured),
              6.700% due 06/01/2022 ..................................         4,348,920
                                                                            ------------
   NEW JERSEY - 0.1%
   350,000  New Jersey State, GO, Series D,
              6.000% due 02/15/2011 ..................................           396,403
                                                                        ----------------
   NEW MEXICO - 1.0%
 1,500,000  Lordsburg, PCR, (Phelps Dodge),
              6.500% due 04/01/2013 ..................................         1,642,335
 1,500,000  Santa Fe County, New Mexico Correctional System, (FSA
              Insured),
              6.000% due 02/01/2027 ..................................         1,715,025
                                                                            ------------
                                                                               3,357,360
                                                                            ------------
   NEW YORK - 3.0%
 1,265,000  Metropolitan Transportation Authority, Service Contract
              Transportation Facilities, Series 7,
              4.750% due 07/01/2019 ..................................         1,180,081
 1,000,000  New York, GO, Unrefunded, Series B, (FSA Insured), ETM,
              7.000% due 06/01/2014*** ...............................         1,077,500
            New York, GO:
 1,000,000    Series B, (FGIC Insured),
              6.000% due 08/01/2007 ..................................         1,115,140
 2,000,000    Series F, (AMBAC Insured),
              5.250% due 08/01/2014 ..................................         2,075,600
 2,000,000  New York State Dorm Authority Revenue, New York
              University, Series A, (AMBAC Insured),
              5.250% due 07/01/2006 ..................................         2,082,400
 2,000,000  New York State Housing Finance Agency Revenue, MFHR,
              Second Mortgage, Series F, AMT, (Sonyma Program
              Insured), 6.625% due 08/15/2012 ........................         2,120,420
   105,000  New York State Medical Care Facilities Finance Agency
              Revenue, Refunded, 7.750% due 08/15/2011 ...............           113,765
                                                                            ------------
                                                                               9,764,906
                                                                            ------------
   NORTH DAKOTA - 1.4%
 4,370,000  Mercer County, PCR, (Otter Trail Power),
              6.900% due 02/01/2019 ..................................         4,657,153
                                                                            ------------
   OHIO - 1.1%
 1,240,000  Lorain County, Hospital Revenue, Humility of Mary Health
              Care, Series B, ETM,
              7.200% due 12/15/2011 ..................................         1,374,490
 1,000,000  Montgomery County, Hospital Revenue, Grandview Hospital &
              Medical Center,
              5.250% due 12/01/2003 ..................................           985,960
              State of Ohio Water Development Authority Revenue:
              (AMBAC Insured),
   200,000    5.700% due 06/01/2009 ..................................           222,798
 1,000,000    (MBIA Insured),
              5.000% due 12/01/2015 ..................................         1,009,370
                                                                            ------------
                                                                               3,592,618
                                                                            ------------
   OKLAHOMA - 0.6%
 1,415,000  Oklahoma Housing and Finance Authority, Single Family
              Revenue, Series B, AMT, (GNMA Collateral),
              7.997% due 08/01/2018 ..................................         1,564,608
   200,000  Tulsa, Municipal Airport Revenue, American Airlines
              Project, AMT,
              7.600% due 12/01/2030 ..................................           215,640
                                                                            ------------
                                                                               1,780,248
                                                                            ------------
   OREGON - 0.2%
 1,000,000  Columbia County Oregon, District No. 502, (FGIC Insured),
              Zero coupon due 06/01/2016 .............................           433,670
   100,000  Oregon State Department Transportation Revenue, Light Rail
              Funding, Westside Project, (MBIA Insured),
              6.250% due 06/01/2009 ..................................           111,501
                                                                            ------------
                                                                                 545,171
                                                                            ------------
   PENNSYLVANIA - 6.0%
            Allegheny County, Hospital Development Revenue, (Ohio
              Valley General Hospital):
   700,000    5.100% due 04/01/2001 ..................................           712,509
   735,000    5.300% due 04/01/2002 ..................................           757,498
   625,000    5.400% due 04/01/2003 ..................................           648,163
            Beaver County, IDR, PCR, (Edison Project), Series A:
   300,000    7.750% due 09/01/2024 ..................................           308,895
 3,675,000    (FGIC Insured),
              7.000% due 06/01/2021 ..................................         3,959,813
 2,500,000  McGuffey School District, Series B, (AMBAC Insured),
              4.750% due 08/01/2028 ..................................         2,344,150
   500,000  McKean County, Hospital Authority Revenue, Bradford
              Hospital, Pottstown Memorial Medical Center,
              8.875% due 10/01/2020 ..................................           544,855
 1,500,000  Penn Cambria School District, Capital Apprecation, (FGIC
              Insured),
              Zero coupon due 08/15/2023 .............................           417,390
 2,000,000  Pennsylvania Intergovernmental Authority, Philadelphia
              Program, (FGIC Insured), 5.250% due 06/15/2014 .........         2,072,200
 4,000,000  Pennsylvania State Higher Education Revenue, Assistance
              Agency, Student Loan, Residual Interest Bond, AMT,
              (AMBAC Insured),
              10.103% due 09/01/2026+ ................................         4,880,000
   805,000  Pennsylvania State Turnpike, Community Oil Franchise Tax
              Revenue, Series B, (AMBAC Insured),
              5.250% due 12/01/2014 ..................................           840,146
 1,000,000  Philadelphia, Water and Sewer Revenue,
              Pre-refunded,
              7.500% due 08/01/2010 ..................................         1,102,390
 1,905,000  Southeast Delco School District, (MBIA Insured),
              Zero coupon due 02/01/2022 .............................           580,587
                                                                            ------------
                                                                              19,168,596
                                                                            ------------
   PUERTO RICO - 0.2%
   200,000  Puerto Rico Electric Power Authority Revenue, Series S,
              6.125% due 07/01/2008 ..................................           226,028
   500,000  Puerto Rico Industrial, Tourist, Educational, Medical &
              Environmental Facilities,
              Inter-American University, Series A,
              (MBIA Insured),
              5.000% due 10/01/2015 ..................................           505,405
                                                                            ------------
                                                                                 731,433
                                                                            ------------
   SOUTH CAROLINA - 0.4%
 1,000,000  Charleston County, Industrial Revenue, Ziegler Coal
              Holdings,
              6.950% due 08/10/2028 ..................................         1,002,660
   200,000  Columbia, Water Works & Sewer System Revenue,
              5.375% due 02/01/2012 ..................................           214,914
                                                                            ------------
                                                                               1,217,574
                                                                            ------------
   SOUTH DAKOTA - 0.0%**
   100,000  South Dakota Housing Development Authority, Homeownership
              Mortgage, Series D,
              6.650% due 05/01/2014 ..................................           107,496
                                                                            ------------
   TEXAS - 3.7%
 3,285,000  Boerne, Independent School District, Capital Appreciation,
              Zero coupon due 02/01/2018 .............................         1,247,577
   415,000  Brazos, Higher Educational Facilities Authority, Series
              C-2, AMT,
              7.100% due 11/01/2004 ..................................           463,314
 1,290,000  Crowley Independent School District, GO, (FGIC Insured),
              Zero coupon due 08/01/2016 .............................           541,065
 5,000,000  Dallas-Fort Worth International Airport, (Facility
              Improvement Corporate Revenue), (American Airlines,
              Inc.), AMT,
              7.500% due 11/01/2025 ..................................         5,323,100
 3,245,000  Frisco Independent School District, GO, Series A,
              4.500%, due 08/15/2029 .................................         2,934,486
   200,000  Harris County, GO,
              6.000%, due 12/15/2010 .................................           226,428
   469,000  Texas State, Higher Education Coordinating Board, Student
              Loan, AMT,
              7.700% due 10/01/2025 ..................................           504,147
   500,000  West Side Calhoun County, Solid Waste Revenue Bond, (Union
              Carbide Project), AMT,
              8.200% due 03/15/2021 ..................................           540,370
                                                                            ------------
                                                                              11,780,487
                                                                            ------------
   VERMONT - 0.0%**
   140,000  Vermont Housing Finance Agency, Single Family, Series 1,
              AMT,
              6.800% due 05/01/2025 ..................................           140,504
                                                                            ------------
   VIRGINIA - 0.3%
 1,000,000  Pocahontas Parkway Association, Virginia Toll Road
              Revenue, Series A,
              5.000% due 08/15/2005 ..................................         1,015,290
                                                                            ------------
   WASHINGTON - 11.9%
 4,000,000  Central Puget Sound, Regional Transportation Authority,
              Sales Tax Revenue, (FGIC Insured),
              5.250% due 02/01/2021 ..................................         4,134,080
 4,500,000  King County School District #415 Kent, GO, Series C,
              6.300% due 12/01/2008 ..................................         5,160,735
            Pierce County Housing Authority Revenue:
 3,735,000    5.400% due 12/01/2013 ..................................         3,716,176
 2,000,000    5.900% due 12/01/2028 ..................................         1,999,880
   950,000  Port Anacortes, Revenue Bond, Series A, 5.125% due
              09/01/2009 .............................................           963,025
   250,000  Seattle Water System Revenue,
              5.250% due 12/01/2023 ..................................           250,440
            University of Washington Revenue Bond, (MBIA Insured):
   215,000    Pre-refunded,
              7.000% due 12/01/2021 ..................................           237,007
   785,000    Unrefunded,
              7.000% due 12/01/2021 ..................................           857,039
 3,500,000  Washington Public Power Supply System Nuclear Project #2
              Revenue, Series C, Pre-refunded,
              7.625% due 07/01/2010 ..................................         3,788,085
            Washington State, GO:
   200,000    5.750% due 09/01/2009 ..................................           221,954
 7,570,000    Series B,
              5.000% due 05/01/2017 ..................................         7,556,601
 4,900,000    Series B & AT-7,
              6.400% due 06/01/2017 ..................................         5,784,548
            Washington State Health Care Facilities Authority, Fred
              Hutchinson Cancer Center, (LOC Morgan Guarantee Trust):
 1,750,000    7.200% due 01/01/2007 ..................................         1,873,375
 1,750,000    7.375% due 01/01/2018 ..................................         1,879,308
                                                                            ------------
                                                                              38,422,253
                                                                            ------------
   WEST VIRGINIA - 1.1%
 2,500,000  Harrison County, Solid Waste Disposal, (Monongahela
              Power), Series A, AMT,
              6.875% due 04/15/2022 ..................................         2,693,574
   150,000  Kanawha County, IDR, (Union Carbide Project), Series A,
              AMT,
              8.000% due 08/01/2020 ..................................           158,805
   750,000  South Charleston, IDR, (Union Carbide Project), Series A,
              AMT,
              8.000% due 08/01/2020 ..................................           793,980
                                                                            ------------
                                                                               3,646,359
                                                                            ------------
   WISCONSIN - 1.3%
 1,000,000  Madison, IDR, (Madison Gas & Electric Company), (Project
              A), AMT,
              6.750% due 04/01/2027 ..................................         1,076,570
            Wisconsin Health & Education Facilities Authority Revenue
              (AMBAC Insured):
 2,000,000    Prohealth Care Inc.,
              5.125% due 08/15/2028 ..................................         1,943,740
 1,000,000    Refunding Waukesha Memorial Hospital, Series A,
              7.125% due 08/15/2007 ..................................         1,062,860
   200,000  Wisconsin State, Transportation Revenue, Series A,
              5.500% due 07/01/2014 ..................................           211,528
                                                                            ------------
                                                                               4,294,698
                                                                            ------------
            Total Municipal Bonds and Notes
              (Cost $308,698,803) ....................................       337,251,841
                                                                            ------------
TOTAL INVESTMENTS (Cost $308,698,803*) .......................  104.8%       337,251,841
OTHER ASSETS AND LIABILITIES (NET) ...........................   (4.8)       (15,523,489)
                                                                -----      -------------
NET ASSETS .................................................... 100.0%      $321,728,352
                                                                ======      ============
--------------
  * Aggregate cost for federal tax purposes.
 ** Amount represents less than 0.1% of net assets.
*** Security pledged as collateral for futures contract.
  + Floating rate note. The interest rate shown reflects the rate currently in effect.

Tax Exempt Bond Fund had the following industry concentrations greater than
10% at April 30, 1999 (as a percentage of net assets):
          General Purpose                                      17.1%
          Public Education                                     13.6%
          Industrial Revenue                                   12.2%
          Health Care                                          11.4%
Tax Exempt Bond Fund had the following insurance concentrations greater than
10% at April 30, 1999 (as a percentage of net assets):
          MBIA                                                 18.6%
          FGIC                                                 10.9%

    NUMBER OF                                                   UNREALIZED
    CONTRACTS                                      VALUE      (DEPRECIATION)
    ---------                                      -----      --------------
FUTURES CONTRACTS - LONG POSITION

        95        Municipal Bond, June 1999 ... $11,702,813     $(81,738)
                                                ===========     ========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificates of Participation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Assurance
GO     -- General Obligation Bonds
IDR    -- Industrial Development Revenue
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
PCR    -- Pollution Control Revenue
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

BOND & STOCK FUND

APRIL 30, 1999 (UNAUDITED)

     SHARES                                                                        VALUE
     ------                                                                        -----
COMMON STOCKS - 62.8%
      CONSUMER STAPLES - 5.9%
      80,309  Alberto-Culver Company, Class A ...........................      $  1,816,991
     100,000  Libbey, Inc. ..............................................         3,006,250
     123,200  PepsiCo, Inc. .............................................         4,550,700
      82,500  Phillip Morris Companies, Inc. ............................         2,892,656
      90,000  Ralston Purina Company ....................................         2,745,000
      90,000  Sara Lee Corporation ......................................         2,002,500
     200,000  Supervalu, Inc. ...........................................         4,175,000
      30,000  UST, Inc. .................................................           836,250
                                                                               ------------
                                                                                 22,025,347
                                                                               ------------
      REAL ESTATE INVESTMENT TRUSTS - 4.4%
      71,300  Arden Realty, Inc. ........................................         1,782,500
      12,348  Burnham Pacific Properties, Inc. ..........................           142,002
      63,000  Essex Property Trust, Inc. ................................         1,988,437
      80,400  Franchise Finance Corporation of America ..................         1,864,275
      62,500  Health Care Property Investors, Inc. ......................         1,921,875
      85,000  New Plan Excel Realty Trust ...............................         1,577,812
     294,120  Patriot American Hospitality, Inc. ........................         1,488,982
      92,000  Prison Realty Trust Inc. ..................................         1,794,000
      75,000  Shurgard Storage Centers, Inc. ............................         2,020,313
     135,000  Taubman Centers, Inc. .....................................         1,830,937
                                                                               ------------
                                                                                 16,411,133
                                                                               ------------
      BANKS/SAVINGS & LOANS - 4.4%
      22,200  Chase Manhattan Corporation ...............................         1,837,050
      58,000  Citigroup, Inc. ...........................................         4,364,500
      59,701  First State Bancorporation ................................         1,134,319
      53,500  Mellon Bank Corporation ...................................         3,975,719
      95,200  Wells Fargo & Company .....................................         4,111,450
      24,000  US Bancorp ................................................           889,500
                                                                               ------------
                                                                                 16,312,538
                                                                               ------------
      COMPUTER SOFTWARE/SERVICES - 4.3%
     102,500  Adobe Systems, Inc. .......................................         6,495,938
     135,500  Autodesk, Inc. ............................................         4,031,125
     125,800  Computer Associates International, Inc. ...................         5,370,087
                                                                               ------------
                                                                                 15,897,150
                                                                               ------------
      HEALTH CARE PRODUCTS - 4.1%
      37,000  Abbott Laboratories .......................................         1,792,188
      54,500  Baxter International, Inc. ................................         3,433,500
      80,000  Becton Dickinson & Company ................................         2,975,000
     150,000  DENTSPLY International Inc. ...............................         3,928,125
      32,000  Johnson & Johnson .........................................         3,120,000
                                                                               ------------
                                                                                 15,248,813
                                                                               ------------
      CAPITAL GOODS - 3.9%
      20,000  AlliedSignal Inc. .........................................         1,175,000
     116,250  Crane Company .............................................         3,363,984
      25,500  Grainger (W.W.) Inc. ......................................         1,279,781
      66,000  Sundstrand Corporation ....................................         4,735,500
      65,000  Xerox Corporation .........................................         3,818,750
                                                                               ------------
                                                                                 14,373,015
                                                                               ------------
      COMPUTER SYSTEMS - 3.8%
      85,200  Compaq Computer Corporation ...............................         1,901,025
     150,000  Diebold, Inc. .............................................         3,609,375
      80,000  Hewlett-Packard Company ...................................         6,310,000
      40,000  Sun Microsystems, Inc.+ ...................................         2,392,500
                                                                               ------------
                                                                                 14,212,900
                                                                               ------------
      OIL & GAS - 3.6%
      71,100  Ashland, Inc. .............................................         3,003,975
     150,000  Repsol, Sponsored ADR .....................................         2,475,000
      96,500  Tosco Corporation .........................................         2,581,375
     128,000  YPF S.A., Sponsored ADR ...................................         5,376,000
                                                                               ------------
                                                                                 13,436,350
                                                                               ------------
      HEALTH CARE SERVICES - 3.6%
      32,000  Aetna, Inc. ...............................................         2,806,000
     175,000  Columbia/HCA Healthcare Corporation .......................         4,320,312
     150,000  HEALTHSOUTH Corporation+ ..................................         2,015,625
      52,500  PacifiCare Health Systems, Inc., Class B+ .................         4,188,512
                                                                               ------------
                                                                                 13,330,449
                                                                               ------------
      BASIC INDUSTRY - 3.5%
      68,500  Crompton & Knowles Corporation ............................         1,387,125
     126,000  Fort James Corporation ....................................         4,788,000
      35,700  Nalco Chemical Company ....................................         1,305,281
     146,400  Sonoco Products Company ...................................         3,778,950
      27,500  Waste Management, Inc. ....................................         1,553,750
                                                                               ------------
                                                                                 12,813,106
                                                                               ------------
      RETAIL SALES - 3.2%
     100,000  Dillards, Inc., Class A ...................................         2,768,750
     140,800  Limited, Inc. .............................................         6,160,000
      40,650  May Department Stores Company .............................         1,618,378
      32,000  Ross Stores, Inc. .........................................         1,470,000
                                                                               ------------
                                                                                 12,017,128
                                                                               ------------
      INSURANCE - 3.2%
      24,500  American International Group, Inc. ........................         2,877,219
     131,445  Conseco, Inc. .............................................         4,148,733
     100,000  MGIC Investment Corporation ...............................         4,856,250
                                                                               ------------
                                                                                 11,882,202
                                                                               ------------
      UTILITIES/TELECOMMUNICATIONS - 3.1%
      55,000  Alltel Corporation ........................................         3,709,063
      48,200  SBC Communications, Inc. ..................................         2,699,200
      50,000  Sprint Corporation ........................................         5,128,125
                                                                               ------------
                                                                                 11,536,388
                                                                               ------------
      FINANCIAL SERVICES - 3.0%
      48,800  Federal National Mortgage Association .....................         3,461,750
      27,125  Finova Group Inc. .........................................         1,310,476
      17,600  Merrill Lynch & Company, Inc. .............................         1,477,300
     130,000  Price (T. Rowe) Associates, Inc. ..........................         4,899,375
                                                                               ------------
                                                                                 11,148,901
                                                                               ------------
      CONSUMER DURABLES - 2.6%
      32,600  Federal-Mogul Corporation .................................         1,430,325
     122,200  Mattel, Inc. ..............................................         3,161,925
      77,400  U.S. Industries Inc. ......................................         1,436,737
      53,500  USG Corporation ...........................................         3,123,063
                                                                               ------------
                                                                                  9,152,050
                                                                               ------------
      AEROSPACE/DEFENSE - 2.0%
      33,200  Boeing Company ............................................         1,348,750
      85,700  Raytheon Company, Class B .................................         6,020,425
                                                                               ------------
                                                                                  7,369,175
                                                                               ------------
      CONSUMER CYCLICALS - 1.9%
      38,000  Liz Claiborne, Inc. .......................................         1,256,375
      34,100  Sony Corporation, Sponsored ADR ...........................         3,154,250
     102,800  The Warnaco Group, Inc. ...................................         2,743,475
                                                                               ------------
                                                                                  7,154,100
                                                                               ------------
      ELECTRICAL EQUIPMENT - 1.4%
      22,625  Emerson Electric Company ..................................         1,459,313
     156,250  Tektronix, Inc. ...........................................         3,789,062
                                                                               ------------
                                                                                  5,248,375
                                                                               ------------
      MEDIA - 0.9%
      70,000  Sinclair Broadcast Group, Inc. ............................           980,000
      56,000  Viacom, Inc., Class A+ ....................................         2,271,500
                                                                               ------------
                                                                                  3,251,500
                                                                               ------------
              Total Common Stocks (Cost $187,774,682) ...................       232,820,620
                                                                               ------------
CONVERTIBLE PREFERRED STOCKS - 5.6%
     115,000  Cendant Corporation, Conv. Series CD,
                Conv. Pfd.,
                1.300% due 02/16/2001 ...................................         2,990,000
      13,920  Estee Lauder Trust II, Conv. Pfd.,
                6.250% due 02/23/2002 ...................................         1,350,240
      45,000  Loral Space & Communications, Ltd.,
                Series C, Conv. Pfd.,
                6.000% due 11/01/2006++ .................................         2,452,500
      30,000  Qualcomm Financial Trust, Conv. Pfd.,
                5.750% due 03/01/2012++ .................................         4,170,000
      50,000  Qwest Trends Trust, Conv. Pfd.,
                5.750% due 11/17/2003++ .................................         3,575,000
      46,000  Sinclair Broadcasting Group, Inc., Conv. Pfd.
                6.000% due 12/31/49 .....................................         1,840,000
      13,400  TCI Pacific Communications, Inc., Conv. Pfd.,
                5.000% due 07/31/2006 ...................................         4,278,788
                                                                               ------------
              Total Convertible Preferred Stocks
                (Cost $14,548,151) ......................................        20,656,528
                                                                               ------------
   PRINCIPAL
     AMOUNT
   ---------
FIXED INCOME SECURITIES - 30.4%
U.S. TREASURY OBLIGATIONS - 10.8%
      U.S. TREASURY BONDS - 5.3%
$  4,000,000  7.500% due 11/15/2016 .....................................         4,685,000
   4,000,000  9.000% due 11/15/2018 .....................................         5,411,252
   4,000,000  8.750% due 08/15/2020 .....................................         5,347,500
   4,000,000  6.250% due 08/15/2023 .....................................         4,166,252
                                                                               ------------
                                                                                 19,610,004
                                                                               ------------
      U.S. TREASURY NOTES - 5.0%
   3,000,000  7.875% due 11/15/1999 .....................................         3,048,750
   2,000,000  7.750% due 11/30/1999 .....................................         2,033,750
   3,000,000  5.875% due 11/30/2001 .....................................         3,053,439
   5,000,000  6.375% due 08/15/2002 .....................................         5,170,314
   5,000,000  6.500% due 10/15/2006 .....................................         5,329,689
                                                                               ------------
                                                                                 18,635,942
                                                                               ------------
      U.S. TREASURY STRIP (PRINCIPAL ONLY) - 0.5%
   4,000,000  Zero coupon due 08/15/2012 ................................         1,840,091
                                                                               ------------
              Total U.S. Treasury Obligations
                (Cost $39,537,950) ......................................        40,086,037
                                                                               ------------
CORPORATE BONDS AND NOTES - 11.8%
   1,500,000  Aetna Services, Inc., Company Guaranty,
                7.625% due 08/15/2026 ...................................         1,513,023
   1,250,000  American Home Products Corporation, Deb., 7.250%
                due 03/01/2023 ..........................................         1,311,020
   2,000,000  Cendant Corporation, Note,
                7.750% due 12/01/2003 ...................................         2,064,632
   2,500,000  Citicorp, Sub. Note,
                7.200% due 06/15/2007 ...................................         2,614,767
   2,000,000  CNA Financial Corporation, Note,
                6.600% due 12/15/2008 ...................................         1,953,422
   1,000,000  Coastal Corporation, Note,
                9.625% due 05/15/2012 ...................................         1,237,508
              Conagra, Inc., Sr. Note:
     750,000    9.750% due 03/01/2021 ...................................           966,868
   1,000,000    6.700% due 08/01/2027 ...................................         1,012,490
   1,000,000  Continental Corporation, Note,
                7.250% due 03/01/2003 ...................................         1,005,074
     500,000  Developers Diversified Realty, MTN,
                Sr. Note,
                6.580% due 02/06/2001 ...................................           494,916
   2,000,000  Federal National Mortgage Association, Deb., 8.250%
                due 12/18/2000 ..........................................         2,089,254
   2,000,000  Federal National Mortgage Association, Note, 6.000%
                due 12/18/2008 ..........................................         2,019,024
   1,250,000  First Nationwide Bank, Sub. Deb.,
                10.000% due 10/01/2006 ..................................         1,436,361
              Franchise Finance Corporation, Sr. Note:
   1,000,000    7.000% due 11/30/2000. ..................................         1,000,074
   1,000,000    7.875% due 11/30/2005 ...................................           990,943
   2,000,000  Loral Corporation, Deb.,
                7.625% due 06/15/2025 ...................................         2,100,352
   1,000,000  Medpartners, Inc., Sr. Note,
                7.375% due 10/01/2006 ...................................           865,000
   1,000,000  Mercantile Bank, Sub. Note,
                7.625% due 10/15/2002 ...................................         1,049,282
   2,500,000  Merrill Lynch & Company Inc., Note,
                6.375% due 10/15/2008 ...................................         2,485,157
              Niagara Mohawk Power, Deb.:
   1,100,000    9.500% due 06/01/2000 ...................................         1,142,324
     973,000    8.770% due 01/01/2018 ...................................         1,031,427
   2,000,000  PacifiCare Health Systems Inc., Sr. Note,
                7.00% due 09/15/2003 ....................................         2,051,924
   1,000,000  Price/Costco, Inc., Sr. Note,
                7.125% due 06/15/2005 ...................................         1,037,614
   1,750,000  Raytheon Company, First Mortgage,
                7.200% due 08/15/2027 ...................................         1,803,305
   1,500,000  Superior Financial Acquisition Corporation, Sr. Note,
                8.650% due 04/01/2003 ...................................         1,493,262
     500,000  Summit Bancorp, Sub. Note,
                8.625% due 12/10/2002 ...................................           538,803
   1,000,000  Tenet Healthcare, Sr. Note,
                7.875% due 01/15/2003 ...................................         1,005,000
   2,000,000  Time Warner Inc., Deb.,
                9.150% due 02/01/2023 ...................................         2,484,674
   2,000,000  Texas-New Mexico Power Company, Sr. Note, 6.250%
                due 01/15/2009 ..........................................         1,952,648
   1,000,000  Westinghouse Electric, Deb.,
                7.875% due 09/01/2023 ...................................         1,058,876
                                                                               ------------
              Total Corporate Bonds and Notes
                (Cost $43,147,823) ......................................        43,809,024
                                                                               ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 4.2%
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.2%
      (Cost $657,921)
     639,243  Federal National Mortgage Association,
                8.000% due 12/01/2026 ...................................           665,753
                                                                               ------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) - 4.0%
              Government National Mortgage Association:
     298,671    10.000% due 08/15/2019 ..................................           329,936
   7,960,863    6.500% due 01/15/2024 - 05/15/2026 ......................         7,925,469
   3,962,233    7.000% due 12/15/2025 - 03/15/2028 ......................         4,030,713
     867,151    6.000% due 01/15/2026 - 02/15/2026 ......................           841,425
   1,704,443  Government National Mortgage Association - II ARM, Pool
                #008132,
                6.375% due 01/20/2023 ...................................         1,740,274
                                                                               ------------
              Total GNMAs (Cost $14,320,596) ............................        14,867,817
                                                                               ------------
              Total U.S. Government Agency Mortgage-Backed Securities
                (Cost $14,978,517) ......................................        15,533,570
                                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.1%
   1,250,000  Donaldson, Lufkin & Jenrette Acceptance Corporation,
                1993-M17,
                7.350% due 12/18/2003 ...................................         1,273,950
     773,527  Federal Home Loan Mortgage Corporation, Series 2-E,
                6.850% due 07/25/2018 ...................................           776,002
      85,389  Federal Home Loan Mortgage Corporation, Series 1311-H,
                7.500% due 07/15/2020 ...................................            85,387
      76,845  Merrill Lynch Mortgage Investors Inc.,
                1988-P-A,
                10.050% due 12/15/2008 ..................................            80,522
     393,225  Resolution Trust Corporation, 1991-M2-A2,
                7.132% due 09/25/2020 ...................................           377,276
   1,490,202  Weyerhaeuser Mortgage Corporation, 1982-C FHA Putable,
                7.430% due 06/01/2022 ...................................         1,545,510
                                                                               ------------
              Total CMOs (Cost $3,906,856) ..............................         4,138,647
                                                                               ------------
CONVERTIBLE BONDS - 2.5%
   2,770,000  At Home Corporation,
                0.525% due 12/28/2018++ .................................         2,638,424
   1,080,000  CII Financial,
                7.500% due 09/15/2001 ...................................         1,008,450
   2,000,000  Corporate Express, Inc.,
                4.500% due 07/01/2000 ...................................         1,795,000
   2,700,000  Healthsouth Corporation,
                3.250% due 04/01/2003 ...................................         2,274,750
   1,750,000  Rockefeller Center Properties Trust,
                Zero coupon due 12/31/2000 ..............................         1,321,250
                                                                               ------------
              Total Convertible Bonds (Cost $8,402,073) .................         9,037,874
                                                                               ------------
              Total Fixed Income Securities
                (Cost $109,973,219) .....................................       112,605,152
                                                                               ------------
REPURCHASE AGREEMENT - 0.2%
      (Cost $783,000)
     783,000  Agreement with CS First Boston, 4.840% dated 04/30/1999, to be repurchased at $783,316 on 05/03/1999, collateralized
                by $798,660 U.S. Treasury Bond, 8.875% due 02/15/2019
                (value $797,359) ........................................           783,000
                                                                               ------------
TOTAL INVESTMENTS (Cost $313,079,052*) ...........................  99.0%       366,865,300
OTHER ASSETS AND LIABILITIES (NET) ...............................   1.0          3,770,741
                                                                   -----       ------------
NET ASSETS ....................................................... 100.0%      $370,636,041
                                                                   =====       ============
----------------
 * Aggregate cost for federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------
                                     GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
ARM    -- Adjustable Rate Mortgage
FHA    -- Federal Housing Authority
MTN    -- Medium Term Note
STRIP  -- Separate trading of registered interest and principal securities
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH & INCOME FUND

APRIL 30, 1999 (UNAUDITED)

   SHARES                                                                       VALUE
   ------                                                                       -----
COMMON STOCKS - 95.6%
    BANKS/SAVINGS & LOANS - 9.6%
    183,468  Bank of America Corporation ............................      $   13,209,696
    134,600  Bank of New York Company, Inc. .........................           5,384,000
    229,900  Chase Manhattan Corporation ............................          19,024,225
    402,699  Citigroup, Inc. ........................................          30,303,100
    347,970  First Union Corporation ................................          19,268,839
    175,500  Mellon Bank Corporation ................................          13,041,844
    233,800  Prime Bancshares, Inc. .................................           3,711,575
    103,150  U.S. Bankcorp ..........................................           3,822,997
    476,174  Wells Fargo & Company ..................................          20,564,765
                                                                           --------------
                                                                              128,331,041
                                                                           --------------
    COMPUTER SOFTWARE/SERVICES - 8.0%
    257,400  Adobe Systems, Inc. ....................................          16,312,725
    298,450  BARRA, Inc.+ ...........................................           5,838,428
    410,000  BMC Software, Inc. .....................................          17,655,625
    261,700  Computer Associates International, Inc. ................          11,171,319
    359,500  First Data Corporation .................................          15,256,281
    312,000  Microsoft Corporation+ .................................          25,369,500
    577,000  Oracle Corporation+ ....................................          15,615,063
                                                                           --------------
                                                                              107,218,941
                                                                           --------------
    CONSUMER STAPLES - 7.6%
     86,980  Alberto-Culver Company, Class A ........................           1,967,923
    153,100  Campbell Soup Company ..................................           6,277,100
     79,000  Gillette Company .......................................           4,122,813
    241,500  Kimberly-Clark Corporation .............................          14,806,969
    340,000  Kimberly-Clark de Mexico, ADR ..........................           6,623,377
    271,700  Libbey, Inc. ...........................................           8,167,981
    483,000  PepsiCo, Inc. ..........................................          17,840,813
     94,300  Philip Morris Companies, Inc. ..........................           3,306,394
     82,000  Procter & Gamble Company ...............................           7,692,625
    280,700  Ralston Purina Company .................................           8,561,350
    706,600  Sara Lee Corporation ...................................          15,721,850
     90,000  Unilever NV ............................................           5,844,375
                                                                           --------------
                                                                              100,933,570
                                                                           --------------
    HEALTH CARE PRODUCTS - 6.6%
    224,200  Abbott Laboratories ....................................          10,859,687
     67,000  ALZA Corporation+ ......................................           2,248,687
    135,500  American Home Products Corporation .....................           8,265,500
    167,000  Bristol-Myers Squibb Company ...........................          10,614,937
    101,000  DENTSPLY International Inc. ............................           2,644,937
    193,800  Johnson & Johnson ......................................          18,895,500
    196,400  Merck & Company, Inc. ..................................          13,797,100
     44,000  Pfizer, Inc. ...........................................           5,062,750
     61,200  Pharmacia & Upjohn, Inc.+ ..............................           3,427,200
    174,500  Warner Lambert Company .................................          11,855,094
                                                                           --------------
                                                                               87,671,392
                                                                           --------------
    OIL & GAS - 6.1%
     39,400  Ashland, Inc. ..........................................           1,664,650
     58,000  BP Amoco PLC, Sponsored ADR ............................           6,564,875
    130,800  Conoco, Inc., Class A ..................................           3,547,950
     64,900  ELF Aquitatine S.A., Sponsored ADR .....................           5,070,313
    100,560  Exxon Corporation ......................................           8,352,765
    160,600  Mobil Corporation ......................................          16,822,850
    161,600  Royal Dutch Petroleum ..................................           9,483,900
     75,200  Schlumberger, Ltd. .....................................           4,803,400
    558,300  Tosco Corporation ......................................          14,934,525
    168,000  Unocal Corporation .....................................           6,982,500
     63,000  YPF S.A., Sponsored ADR ................................           2,646,000
                                                                           --------------
                                                                               80,873,728
                                                                           --------------
    COMPUTER SYSTEMS - 5.7%
    116,675  Cisco Systems, Inc.+ ...................................          13,308,242
    550,000  Compaq Computer Corporation ............................          12,271,875
    152,500  EMC Corporation+ .......................................          16,612,969
    192,700  Hewlett-Packard Company ................................          15,199,213
     92,000  International Business Machines Corporation ............          19,245,250
                                                                           --------------
                                                                               76,637,549
                                                                           --------------
    UTILITIES/TELECOMMUNICATIONS - 5.3%
    225,591  AT&T Corporation .......................................          11,392,367
    151,900  Comcast Corporation, Special Class A ...................           9,977,931
    161,400  MCI Worldcom+ ..........................................          13,265,063
    263,500  SBC Communications, Inc. ...............................          14,756,000
    204,400  Sprint Corporation, PCS Group+ .........................          20,963,775
                                                                           --------------
                                                                               70,355,136
                                                                           --------------
    INSURANCE - 5.0%
    222,900  Allstate Corporation ...................................           8,107,987
     40,400  American General Corporation ...........................           2,989,600
    150,947  American International Group, Inc. .....................          17,726,838
     95,200  Cigna Corporation ......................................           8,300,250
    365,154  Conseco, Inc. ..........................................          11,525,173
     83,000  Everest Reinsurance Holdings, Inc. .....................           2,515,938
    223,880  Liberty Financial Companies, Inc. ......................           5,023,307
    105,000  Marsh & McLennan Companies, Inc. .......................           8,039,062
     53,500  MGIC Investment Corporation ............................           2,598,094
                                                                           --------------
                                                                               66,826,249
                                                                           --------------
    MEDIA - 4.2%
    416,313  AT&T Corporation - Liberty Media Group, Class A+ .......          26,591,995
    100,400  Harcourt General, Inc. .................................           4,787,825
    348,600  News Corporation, Ltd., Sponsored ADR ..................          10,654,087
    218,000  Viacom, Inc., Class A+ .................................           8,842,625
    174,200  Walt Disney Company ....................................           5,530,850
                                                                           --------------
                                                                               56,407,382
                                                                           --------------
    RETAIL SALES - 4.1%
     82,400  Dayton Hudson Corporation ..............................           5,546,550
    119,400  Federated Department Stores, Inc.+ .....................           5,574,488
    331,500  Intimate Brands, Inc. ..................................          16,575,000
    259,500  Limited, Inc. ..........................................          11,353,125
    150,750  May Department Stores Company ..........................           6,001,734
     52,625  Ross Stores, Inc. ......................................           2,417,461
    158,000  Wal-Mart Stores, Inc. ..................................           7,268,000
                                                                           --------------
                                                                               54,736,358
                                                                           --------------
    BASIC INDUSTRY - 4.1%
    113,900  Albemarle Corporation ..................................           2,505,800
    182,700  Allegheny Teledyne, Inc. ...............................           4,087,913
     61,000  du Pont (E.I.) de Nemours & Company ....................           4,308,125
     41,900  Nucor Corporation ......................................           2,459,006
     76,800  Sealed Air Corporation+ ................................           4,670,400
    102,900  Sigma-Aldrich Corporation ..............................           3,344,250
    523,365  Waste Management, Inc. .................................          29,570,123
     56,000  Weyerhaeuser Company ...................................           3,759,000
                                                                           --------------
                                                                               54,704,617
                                                                           --------------
    FINANCIAL SERVICES - 3.8%
     53,900  Ambac, Financial Group, Inc. ...........................           3,254,212
    205,000  Federal Home Loan Mortgage Corporation                            12,863,750
     92,700  Federal National Mortgage Association ..................           6,575,906
     39,000  Merrill Lynch & Company, Inc. ..........................           3,273,563
     59,500  Morgan Stanley Dean Witter & Company, Inc. .............           5,901,656
    144,900  Price (T. Rowe) Associates, Inc. .......................           5,460,919
    100,000  Providian Financial Corporation ........................          12,906,250
                                                                           --------------
                                                                               50,236,256
                                                                           --------------
    CONSUMER DURABLES - 3.7%
    308,900  Federal-Mogul Corporation ..............................          13,552,988
     87,000  Ford Motor Company .....................................           5,562,563
    351,400  Mattel, Inc. ...........................................           9,092,475
    839,350  Miller Industries, Inc.+ ...............................           4,249,209
    598,400  U.S. Industries, Inc. ..................................          11,107,800
     91,000  USG Corporation ........................................           5,312,125
                                                                           --------------
                                                                               48,877,160
                                                                           --------------
    AEROSPACE/DEFENSE - 3.3%
    112,700  AlliedSignal, Inc. .....................................           6,621,125
    357,800  Boeing Company .........................................          14,535,625
    145,338  Lockheed Martin Corporation ............................           6,258,618
    233,650  Raytheon Company, Class B ..............................          16,413,913
                                                                           --------------
                                                                               43,829,281
                                                                           --------------
    CAPITAL GOODS - 2.8%
     87,900  Caterpillar, Inc. ......................................           5,658,562
    150,800  Crane Company ..........................................           4,363,775
    383,448  Donaldson Company, Inc. ................................           8,579,649
     76,700  Sundstrand Corporation .................................           5,503,225
    162,002  Tyco International, Ltd. ...............................          13,162,663
                                                                           --------------
                                                                               37,267,874
                                                                           --------------
    HEALTH CARE SERVICES - 2.6%
     39,900  Aetna, Inc. ............................................           3,498,731
    301,650  Columbia/HCA Healthcare Corporation ....................           7,446,984
    167,000  HEALTHSOUTH Corporation+ ...............................           2,244,063
    206,000  IMS Health, Inc. .......................................           6,180,000
    133,733  PacifiCare Health Systems, Inc., Class A+ ..............           9,804,300
     10,000  PacifiCare Health Systems, Inc., Class B+ ..............             797,812
    213,300  Tenet Healthcare Corporation+ ..........................           5,039,213
                                                                           --------------
                                                                               35,011,103
                                                                           --------------
    TRANSPORTATION - 2.5%
     55,700  Airborne Freight Corporation ...........................           1,782,400
     72,900  AMR Corporation+ .......................................           5,089,331
    111,000  Canadian Pacific Limited ...............................           2,511,375
    211,200  Expeditors International of Washington, Inc. ...........          12,804,000
    183,800  Union Pacific Corporation ..............................          11,028,000
                                                                           --------------
                                                                               33,215,106
                                                                           --------------
    UTILITIES/GAS & ELECTRIC - 2.1%
    104,900  Edison International ...................................           2,570,050
    221,200  Enron Corporation ......................................          16,645,300
    113,100  Entergy Corporation ....................................           3,534,375
     64,800  Pinnacle West Capital Corporation ......................           2,515,050
    116,500  Southern Company .......................................           3,152,781
                                                                           --------------
                                                                               28,417,556
                                                                           --------------
    ELECTRICAL EQUIPMENT - 1.9%
     77,525  Emerson Electric Company ...............................           5,000,362
    157,900  General Electric Company ...............................          16,658,450
     46,300  Honeywell, Inc. ........................................           4,386,925
                                                                           --------------
                                                                               26,045,737
                                                                           --------------
    BUSINESS SERVICES - 1.9%
    264,433  ACNielson Corporation+ .................................           7,371,070
    304,829  Cendant Corporation ....................................           5,486,922
    331,100  Dun & Bradstreet Corporation ...........................          12,167,925
                                                                           --------------
                                                                               25,025,917
                                                                           --------------
    ELECTRONICS/SEMICONDUCTORS - 1.9%
    579,625  General Semiconductor, Inc.+ ...........................           4,347,188
    333,600  Intel Corporation ......................................          20,412,150
                                                                           --------------
                                                                               24,759,338
                                                                           --------------
    REAL ESTATE INVESTMENT TRUSTS - 1.1%
    163,900  Equity Office Properties Trust .........................           4,517,494
    164,700  Health Care Property Investors, Inc. ...................           5,064,525
    251,475  Prison Realty Trust Inc. ...............................           4,903,762
                                                                           --------------
                                                                               14,485,781
                                                                           --------------
    CONSUMER CYCLICALS - 0.9%
    125,400  Sony Corporation, ADR ..................................          11,599,500
                                                                           --------------
    LODGING & RESTAURANTS - 0.8%
     83,000  McDonald's Corporation .................................           3,517,124
    365,780  Sunburst Hospitality Corporation .......................           2,080,374
     69,500  Tricon Global Restaurants ..............................           4,474,062
                                                                           --------------
                                                                               10,071,560
                                                                           --------------
             Total Common Stocks
               (Cost $923,355,515) ..................................       1,273,538,132
                                                                           --------------
    CONVERTIBLE PREFERRED STOCKS - 2.0%
    123,200  Cendant Corporation, Conv. Pfd.,
               7.500% due 02/16/2001 ................................           3,903,900
     46,410  Estee Lauder Trust II, Conv. Pfd.,
               6.250% due 02/23/2002 ................................           4,501,770
     80,000  Loral Space & Communications, Ltd., Series C,
               Conv. Pfd.,
               6.000% due 11/01/2006++ ..............................           4,360,000
     95,000  Nextlink Communications Corporation, Conv. Pfd.,
               6.500% due 03/31/2010++ ..............................           8,265,000
    110,000  Union Pacific Capital Trust Corporation, Conv. Pfd.,
               6.250% due 04/01/2028++ ..............................           5,843,750
                                                                           --------------
             Total Convertible Preferred Stocks
               (Cost $23,274,648) ...................................          26,874,420
                                                                           --------------
   PRINCIPAL
    AMOUNT
   ---------
    CONVERTIBLE BOND - 0.4%
    (Cost $3,180,011)
$ 6,000,000  At Home Corporation,
               0.525% due 12/28/2018++ ..............................           5,715,000
                                                                           --------------
    CONVERTIBLE NOTE - 0.5%
    (Cost $2,916,801)
  2,662,000  Berkshire Hathaway Company, Conv. Sr. Note,
               1.000% due 12/02/2001 ................................           5,866,382
                                                                           --------------
    REPURCHASE AGREEMENT - 1.1%
    (Cost $14,559,000)
 14,559,000  Agreement with Credit Suisse First Boston, 4.840% dated
               04/30/1999, to be repurchased at $14,564,872 on
               05/03/1999, collateralized by $14,850,180 U.S.
               Treasury Bond, 8.875% due 02/15/2019 (Market Value
               $14,825,985) .........................................          14,559,000
                                                                           --------------
TOTAL INVESTMENTS (Cost $967,285,975*) .......................  99.6%       1,326,552,934
OTHER ASSETS AND LIABILITIES (NET) ...........................   0.4            5,871,524
                                                               -----       --------------
NET ASSETS ................................................... 100.0%      $1,332,424,458
                                                               =====       ==============
--------------
 * Aggregate cost for federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

------------------------------------------------------------------------------
                                     GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH FUND

APRIL 30, 1999 (UNAUDITED)

    SHARES                                                                      VALUE
    ------                                                                      -----
COMMON STOCKS - 96.8%
    COMPUTER SOFTWARE/SERVICES - 23.7%
    238,700  Amazon.com, Inc.+ ........................................     $  41,071,319
     85,655  America Online, Inc.+ ....................................        12,227,251
     13,445  CIBER, Inc.+ .............................................           253,774
     47,375  DoubleClick, Inc.+ .......................................         6,623,617
     97,965  eBay, Inc.+ ..............................................        20,388,966
    100,880  Excite, Inc.+ ............................................        14,728,480
     45,190  Exodus Communications, Inc.+ .............................         4,072,749
    185,205  IMS Health, Inc. .........................................         5,556,150
     59,625  Inktomi Corporation+ .....................................         7,140,094
    170,485  Microsoft Corporation+ ...................................        13,862,561
     95,460  PSINet, Inc.+ ............................................         4,820,730
    101,695  Verio, Inc.+ .............................................         7,220,345
     51,460  VeriSign, Inc.+ ..........................................         5,917,900
     33,370  Yahoo, Inc.+ .............................................         5,829,322
                                                                             ------------
                                                                              149,713,258
                                                                             ------------
    MEDIA - 13.9%
     12,055  Adelphia Communications Corporation+ .....................           822,754
    458,826  AT&T Corporation-Liberty Media Group, Class A+ ...........        29,307,511
    122,290  Cablevision Systems Corporation, Class A+ ................         9,462,189
    200,074  Outdoor Systems, Inc.+ ...................................         5,039,364
     80,570  Penton Media, Inc. .......................................         1,913,537
     17,725  TCI Music, Inc., Class A+ ................................           810,919
    364,225  Time Warner, Inc. ........................................        25,495,750
    159,520  United International Holdings, Inc., Class A+ ............         9,531,320
    142,345  Viacom, Inc., Class B (Non-Voting)+ ......................         5,818,352
                                                                             ------------
                                                                               88,201,696
                                                                             ------------
    UTILITIES/TELECOMMUNICATIONS - 13.9%
          1  AT&T Corporation .........................................                25
    242,020  Comcast Corporation, Special Class A .....................        15,897,689
     85,170  Cox Communications, Inc., Class A+ .......................         6,760,369
    275,500  Level 3 Communications, Inc.+ ............................        24,812,219
     61,650  MCI Worldcom+ ............................................         5,066,859
    244,915  MediaOne Group, Inc.+ ....................................        19,975,880
      1,895  NEXTLINK Communications, Inc.+ ...........................           138,809
    170,860  Sprint Corporation, PCS Group+ ...........................         7,240,193
    606,501  Telecom Italia SPA .......................................         6,453,147
     34,919  United Pan-Europe Communications NV, Sponsored ADR+ ......         1,805,952
                                                                             ------------
                                                                               88,151,142
                                                                             ------------
    HEALTH CARE PRODUCTS - 9.7%
    128,125  Centocor, Inc.+ ..........................................         5,685,547
     88,465  Eli Lilly and Company ....................................         6,513,236
    107,955  Guidant Corporation+ .....................................         5,795,834
    306,661  Medtronic, Inc. ..........................................        22,060,426
    106,060  MiniMed, Inc.+ ...........................................         6,628,750
     98,170  Pfizer, Inc. .............................................        11,295,686
     19,410  Sepracor, Inc.+ ..........................................         1,640,145
     14,100  VISX, Inc.+ ..............................................         1,815,375
                                                                             ------------
                                                                               61,434,999
                                                                             ------------
    ELECTRONICS/SEMICONDUCTORS - 9.7%
    177,295  Conexant Systems, Inc.+ ..................................         7,224,771
     22,000  Linear Technology Corporation ............................         1,251,250
     78,810  Maxim Integrated Products, Inc.+ .........................         4,413,360
    510,575  Nokia Corporation, Class A, Sponsored ADR                         37,878,283
     57,145  Texas Instruments, Inc. ..................................         5,835,933
    103,350  Vitesse Semiconductor Corporation+ .......................         4,786,397
                                                                             ------------
                                                                               61,389,994
                                                                             ------------
    COMPUTER SYSTEMS - 5.7%
    136,165  ASM Lithography Holding NV+ ..............................         5,310,435
    212,082  Cisco Systems, Inc.+ .....................................        24,190,603
     52,375  EMC Corporation+ .........................................         5,705,601
     19,000  Sun Microsystems, Inc.+ ..................................         1,136,438
                                                                             ------------
                                                                               36,343,077
                                                                             ------------
    CAPITAL GOODS - 4.9%
     63,450  Applied Materials, Inc.+ .................................         3,402,506
    120,405  Federal-Mogul Corporation ................................         5,282,769
    272,664  Tyco International, Ltd. .................................        22,153,950
                                                                             ------------
                                                                               30,839,225
                                                                             ------------
    BANKS/SAVINGS & LOANS - 4.7%
    280,060  Bank of New York Company, Inc. ...........................        11,202,400
     89,235  Fifth Third Bancorp ......................................         6,397,034
    394,329  Firststar Corporation ....................................        11,854,515
                                                                             ------------
                                                                               29,453,949
                                                                             ------------
    OIL & GAS - 3.6%
    303,370  Enron Corporation ........................................        22,828,592
                                                                             ------------
    RETAIL SALES - 1.8%
     72,670  Costco Companies, Inc.+ ..................................         5,881,728
    183,875  Staples, Inc.+ ...........................................         5,516,250
                                                                             ------------
                                                                               11,397,978
                                                                             ------------
    BUSINESS SERVICES - 1.8%
     95,085  Lamar Advertising Company+ ...............................         3,197,233
    127,335  Sapient Corporation+ .....................................         7,990,271
      7,525  Sylvan Learning Systems, Inc.+ ...........................           189,066
                                                                             ------------
                                                                               11,376,570
                                                                             ------------
    FINANCIAL SERVICES - 1.0%
     48,045  American Express Company .................................         6,278,881
                                                                             ------------
    AIRLINE - 0.9%
    171,035  Southwest Airlines Company ...............................         5,569,327
                                                                             ------------
    INSURANCE - 0.9%
     38,120  Progressive Corporation ..................................         5,470,220
                                                                             ------------
    TECHNOLOGY - 0.6%
    155,850  Pittway Corporation, Class A .............................         4,110,544
                                                                             ------------
    CONSUMER STAPLES - 0.0%**
      0.180  Tootsie Roll Industries, Inc. ............................                 7
                                                                             ------------
             Total Common Stocks (Cost $443,547,657) ..................       612,559,459
                                                                             ------------
  PRINCIPAL
   AMOUNT
  ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 1.6%
  (Cost $9,988,200)
$10,000,000  Federal National Mortgage Association (FNMA),
               4.720% due 05/10/1999++ ................................         9,988,200
                                                                             ------------
COMMERCIAL PAPER - 1.5%
  (Cost $9,797,349)
  9,800,000  Prudential Funding Corporation,
               4.870% due 05/03/1999++ ................................         9,797,349
                                                                             ------------
CORPORATE BOND - 0.4%
  (Cost $2,133,379)
  3,323,000  Amazon.com Inc., Step coupon,
               Sr. Disc. Note,
               Zero coupon to 05/01/2003;
               10.000% due 05/01/2008 .................................         2,425,790
                                                                             ------------
TOTAL INVESTMENTS (Cost $465,466,585*)......................... 100.3 %       634,770,798
OTHER ASSETS AND LIABILITIES (NET) ..........................   (0.3)         (1,841,338)
                                                                -----        ------------
NET ASSETS ...................................................  100.0 %      $632,929,460
                                                                =====        ============
--------------
 * Aggregate cost for federal tax purposes.
** Amount represents less than 0.1% of net assets.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.

                    SCHEDULE OF FOREIGN CURRENCY CONTRACTS
                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE
                ---------------------------------------------        NET
                                                      IN         UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE    (DEPRECIATION)
     DATE            CURRENCY         U.S. $      FOR U.S. $    OF CONTRACTS
--------------  ------------------  -----------  ------------  ---------------
  07/22/1999    EMU      2,150,000    2,284,221     2,459,966       $(175,745)
  08/12/1999    EMU      4,700,000    5,000,569     5,044,435         (43,866)
                                                                    ---------
                                                                    $(219,611)
                                                                    =========

               U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                             CONTRACTS TO DELIVER
                ----------------------------------------------       NET
                                                      IN          UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE      APPRECIATION
     DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
--------------  ------------------  -----------  -------------  --------------
  05/03/1999    EMU      1,640,997    1,734,001      1,737,849     $    3,848
  07/22/1999    EMU     16,150,000   17,158,218     18,909,563      1,751,345
  08/12/1999    EMU     14,500,000   15,427,288     16,069,330        642,042
                                                                   ----------
                                                                   $2,397,235
                                                                   ==========
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts .........................................     $2,177,624
                                                                   ==========
--------------------------------------------------------------------------------
                                     GLOSSARY OF TERMS
ADR    -- American Depository Receipt
EMU    -- European Monetary Unit
------------------------------------------------------------------------------
                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

NORTHWEST FUND

APRIL 30, 1999 (UNAUDITED)

     SHARES                                                                     VALUE
     ------                                                                     -----
COMMON STOCKS - 97.4%
    COMPUTER SOFTWARE/SERVICES - 14.8%
    132,415  Adobe Systems, Inc. ......................................      $  8,391,801
    131,200  ARIS Corporation+ ........................................         1,070,100
    121,700  Check Point Software Technologies, Ltd.+ .................         4,289,925
    595,840  Mentor Graphics Corporation+ .............................         7,224,560
    173,850  Microsoft Corporation+ ...................................        14,136,178
    438,140  Orcad, Inc.+ .............................................         3,395,585
    239,600  Summit Design, Inc.+ .....................................           816,138
    346,065  Visio Corporation+ .......................................         9,343,755
    341,415  Wall Data, Inc.+ .........................................         5,334,609
                                                                             ------------
                                                                               54,002,651
                                                                             ------------
    HEALTH CARE PRODUCTS - 10.3%
    556,200  Corixa Corporation+ ......................................         5,214,375
    298,970  Icos Corporation+ ........................................        11,884,058
    123,010  Immunex Corporation+ .....................................        11,747,455
    511,800  NeoRx Corporation+ .......................................           655,744
    550,863  SonoSite, Inc.+ ..........................................         8,194,087
                                                                             ------------
                                                                               37,695,719
                                                                             ------------
    COMPUTER SYSTEMS - 7.2%
    289,300  Apex PC Solutions, Inc.+ .................................         4,809,613
    778,530  In Focus Systems, Inc.+ ..................................         8,077,249
    284,595  RadiSys Corporation+ .....................................         8,929,168
    394,990  Sequent Computer Systems, Inc.+ ..........................         4,320,203
                                                                             ------------
                                                                               26,136,233
                                                                             ------------
    BASIC INDUSTRY - 6.9%
     45,633  Boise Cascade Corporation ................................         1,836,728
    343,130  Oregon Steel Mills, Inc. .................................         5,618,754
    432,080  Schnitzer Steel Industries, Inc., Class A ................         6,184,145
     89,800  Weyerhaeuser Company .....................................         6,027,825
    121,600  Willamette Industries, Inc. ..............................         5,684,800
                                                                             ------------
                                                                               25,352,252
                                                                             ------------
    ELECTRONICS/SEMICONDUCTORS - 6.8%
    115,070  Credence Systems Corporation + ...........................         2,955,861
     58,050  Intel Corporation ........................................         3,551,934
    142,870  Lattice Semiconductor Corporation+ .......................         5,839,812
    107,745  Micrion Corporation+ .....................................         1,010,109
    134,780  Micron Technology, Inc.+ .................................         5,003,707
    209,750  TriQuint Semiconductor, Inc.+ ............................         6,371,156
                                                                             ------------
                                                                               24,732,579
                                                                             ------------
    ELECTRICAL EQUIPMENT - 6.5%
    159,765  Electro Scientific Industries, Inc.+ .....................         6,091,041
    520,980  FEI Company+ .............................................         3,907,350
    174,300  Flir Systems, Inc.+ ......................................         2,396,625
    472,980  Tektronix, Inc. ..........................................        11,469,765
                                                                             ------------
                                                                               23,864,781
                                                                             ------------
    BANKS/SAVINGS & LOANS - 6.0%
    170,705  First Savings Bank of Washington Bancorp, Inc. ...........         3,435,438
     27,947  Horizon Financial Corporation ............................           338,857
    104,850  Interwest Bancorp, Inc. ..................................         2,437,762
     93,600  KeyCorp ..................................................         2,895,750
    159,300  Sterling Financial Corporation+ ..........................         2,349,675
    161,168  US Bancorp ...............................................         5,973,289
    193,826  Washington Federal, Inc. .................................         4,288,400
                                                                             ------------
                                                                               21,719,171
                                                                             ------------
    TRANSPORTATION - 5.9%
    193,150  Airborne Freight Corporation .............................         6,180,800
    128,410  Alaska Air Group, Inc.+ ..................................         5,658,066
    162,830  Expeditors International of Washington, Inc. .............         9,871,569
                                                                             ------------
                                                                               21,710,435
                                                                             ------------
    CONSUMER CYCLICALS - 4.8%
    693,325  Building Materials Holding Corporation+ ..................         8,839,894
     74,800  Columbia Sportswear Company+ .............................         1,014,475
    465,630  K2, Inc. .................................................         4,743,606
     46,710  Nike, Inc., Class B ......................................         2,904,778
                                                                             ------------
                                                                               17,502,753
                                                                             ------------
    CONSUMER STAPLES - 3.5%
    120,000  Albertson's, Inc. ........................................         6,180,000
    121,612  Fred Meyer Inc., Class A+ ................................         6,582,250
                                                                             ------------
                                                                               12,762,250
                                                                             ------------
    AEROSPACE/DEFENSE - 3.4%
    200,964  Boeing Company ...........................................         8,164,162
    103,175  Precision Castparts Corporation ..........................         4,410,731
                                                                             ------------
                                                                               12,574,893
                                                                             ------------
    LODGING & RESTAURANTS - 3.3%
    639,385  Cavanaugh's Hospitality Corporation+ .....................         4,835,349
    198,240  Starbucks Corporation+ ...................................         7,322,490
                                                                             ------------
                                                                               12,157,839
                                                                             ------------
    CAPITAL GOODS - 3.3%
    291,200  Greenbrier Companies, Inc. ...............................         2,620,800
    285,135  Microvision, Inc.+ .......................................         4,954,221
     76,350  PACCAR, Inc. .............................................         4,275,600
                                                                             ------------
                                                                               11,850,621
                                                                             ------------
    RETAIL SALES - 2.7%
     93,270  Costco Companies, Inc.+ ..................................         7,549,041
    159,975  Multiple Zones International, Inc.+ ......................         1,989,689
     12,500  Nordstrom, Inc. ..........................................           439,844
                                                                             ------------
                                                                                9,978,574
                                                                             ------------
    UTILITIES/TELECOMMUNICATIONS - 2.7%
    202,200  General Communication, Inc., Class A+ ....................           935,175
     28,250  GST Telecommunications, Inc.+ ............................           356,656
    515,395  Metro One Telecommunications, Inc.+ ......................         8,407,381
                                                                             ------------
                                                                                9,699,212
                                                                             ------------
    INSURANCE - 2.6%
    176,190  Safeco Corporation .......................................         7,003,552
    103,015  StanCorp Financial Group, Inc. + .........................         2,478,798
                                                                             ------------
                                                                                9,482,350
                                                                             ------------
    REAL ESTATE INVESTMENT TRUSTS - 2.2%
    244,815  Pacific Gulf Properties, Inc. ............................         5,095,212
    110,680  Shurgard Storage Centers, Inc., Class A ..................         2,981,442
                                                                             ------------
                                                                                8,076,654
                                                                             ------------
    HEALTH CARE SERVICES - 2.2%
    369,360  Foundation Health Systems, Inc., Class A+ ................         5,101,785
     36,500  PacifiCare Health Systems, Inc., Class B+ ................         2,912,016
                                                                             ------------
                                                                                8,013,801
                                                                             ------------
    CONSUMER DURABLES - 1.7%
    220,575  Monaco Coach Corporation+ ................................         6,120,956
                                                                             ------------
    BUSINESS SERVICES - 0.6%
    124,550  Asymetrix Learning Systems, Inc.+ ........................           513,769
    258,600  Barrett Business Services, Inc.+ .........................         1,745,550
                                                                             ------------
                                                                                2,259,319
                                                                             ------------
             Total Common Stocks (Cost $224,147,083) ..................       355,693,043
                                                                         ----------------
  PRINCIPAL
   AMOUNT
  ---------
REPURCHASE AGREEMENT - 3.3%
  (Cost $12,147,000)
$12,147,000  Repurchase agreement with CS First Boston, 4.840% dated
               04/30/1999 to be repuchased at $12,151,899 on 05/03/
               1999, collaterlized by 12,389,940 U.S. Treasury Bond,
               8.875% due 02/15/2019 (Market Value of $12,369,753) ....      $ 12,147,000
                                                                             ------------
TOTAL INVESTMENTS (Cost $236,294,083*) ........................  100.7%       367,840,043
OTHER ASSETS AND LIABILITIES (NET) ............................   (0.7)        (2,705,616)
                                                                 -----       ------------
NET ASSETS ....................................................  100.0%      $365,134,427
                                                                 =====       ============
--------------
*Aggregate cost for federal tax purposes.
+Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

EMERGING GROWTH FUND

APRIL 30, 1999 (UNAUDITED)

SHARES                                                                           VALUE
------                                                                           -----
COMMON STOCKS - 99.7%
    COMPUTER SOFTWARE/SERVICES - 22.1%
234,150  ARIS Corporation+ ............................................      $  1,909,786
106,200  AVT Corporation+ .............................................         2,887,313
 86,650  AXENT Technologies, Inc.+ ....................................           812,344
 50,550  BARRA, Inc.+ .................................................           988,884
320,050  Carreker-Antinori, Inc.+ .....................................         2,360,369
 77,000  Check Point Software Technologies, Ltd.+ .....................         2,714,250
285,250  Harbinger Corporation+ .......................................         3,119,922
198,250  Made2Manage Systems, Inc.+ ...................................         1,883,375
 33,400  Onyx Software Corporation+ ...................................           780,725
 76,850  Sterling Commerce, Inc.+ .....................................         2,406,366
 88,700  Visio Corporation+ ...........................................         2,394,900
124,290  Wall Data, Inc.+ .............................................         1,942,031
                                                                             ------------
                                                                               24,200,265
                                                                             ------------
    HEALTH CARE PRODUCTS - 14.2%
173,250  Corixa Corporation+ ..........................................         1,624,219
169,200  ESC Medical Systems, Ltd.+ ...................................         1,089,225
 39,500  GelTex Pharmaceuticals, Inc.+ ................................           676,438
 88,280  Icos Corporation+ ............................................         3,509,130
113,200  Incyte Pharmaceuticals, Inc.+ ................................         2,044,675
204,825  NeoRx Corporation+ ...........................................           262,432
 82,250  Pharmacyclics, Inc.+ .........................................         1,172,062
142,700  Shire Pharmaceuticals Group ADR+ .............................         3,085,888
138,271  SonoSite, Inc.+ ..............................................         2,056,781
                                                                             ------------
                                                                               15,520,850
                                                                             ------------
    ELECTRONICS/SEMICONDUCTORS - 9.0%
114,110  ATMI, Inc.+ ..................................................         2,624,530
 88,875  Credence Systems Corporation+ ................................         2,282,977
 44,550  Lattice Semiconductor Corporation+ ...........................         1,820,981
102,260  TriQuint Semiconductor, Inc.+ ................................         3,106,148
                                                                             ------------
                                                                                9,834,636
                                                                             ------------
    FINANCIAL SERVICES - 9.0%
143,217  American Capital Strategies, Ltd. ............................         2,542,102
 89,000  Hambrecht & Quist Group+ .....................................         3,137,250
 68,210  HealthCare Financial Partners, Inc.+ .........................         2,302,088
 49,975  Profit Recovery Group International, Inc.+ ...................         1,824,088
                                                                             ------------
                                                                                9,805,528
                                                                             ------------
    COMPUTER SYSTEMS - 6.8%
179,000  Apex PC Solutions, Inc.+ .....................................         2,975,875
174,400  In Focus Systems, Inc.+ ......................................         1,809,400
 82,975  RadiSys Corporation+ .........................................         2,603,340
                                                                             ------------
                                                                                7,388,615
                                                                             ------------
    CONSUMER CYCLICALS - 6.7%
154,700  Building Materials Holding Corporation+ ......................         1,972,425
 61,100  Cutter & Buck, Inc.+ .........................................         1,580,963
144,155  K2, Inc. .....................................................         1,468,579
 80,650  Nortek, Inc.+ ................................................         2,333,809
                                                                             ------------
                                                                                7,355,776
                                                                             ------------
    UTILITIES/TELECOMMUNICATIONS - 6.5%
 39,300  Gilat Satellite Networks, Ltd.+ ..............................         2,043,600
116,500  Metro One Telecommunications, Inc.+ ..........................         1,900,405
 57,200  Teligent, Inc.+ ..............................................         3,110,250
                                                                             ------------
                                                                                7,054,255
                                                                             ------------
    BUSINESS SERVICES - 5.7%
478,525  Asymetrix Learning Systems, Inc.+ ............................         1,973,916
 95,400  Cognizant Technology Solutions Corporation+ ..................         2,140,538
188,095  First Consulting Group, Inc.+ ................................         2,163,092
                                                                             ------------
                                                                                6,277,546
                                                                             ------------
    TRANSPORTATION - 5.1%
 82,000  Airborne Freight Corporation .................................         2,624,000
 48,500  Expeditors International of Washington, Inc. .................         2,940,311
                                                                             ------------
                                                                                5,564,311
                                                                             ------------
    MEDIA - 2.9%
171,400  Bowne & Company, Inc. ........................................         3,213,750
                                                                             ------------
    ELECTRICAL EQUIPMENT - 2.6%
 32,560  Electro Scientific Industries, Inc.+ .........................         1,241,350
215,000  FEI Company+ .................................................         1,612,500
                                                                             ------------
                                                                                2,853,850
                                                                             ------------
    OIL & GAS - 2.0%
 77,731  Hanover Compressor Company+ ..................................         2,229,908
                                                                             ------------
    CAPITAL GOODS - 1.8%
116,280  Microvision, Inc.+ ...........................................         2,020,365
                                                                             ------------
    CONSUMER STAPLES - 1.7%
 23,400  Beringer Wine Estates Holding, Inc. ..........................           921,375
 21,246  U.S. Foodservice+ ............................................           893,660
                                                                             ------------
                                                                                1,815,035
                                                                             ------------
    LODGING & RESTAURANTS - 1.5%
178,940  Cavanaugh's Hospitality Corporation+ .........................         1,353,233
 11,950  PJ America, Inc.+ ............................................           280,825
                                                                             ------------
                                                                                1,634,058
                                                                             ------------
    CONSUMER DURABLES - 1.3%
 52,250  Monaco Coach Corporation .....................................         1,449,938
                                                                             ------------
    INSURANCE - 0.8%
 21,880  Protective Life Corporation ..................................           857,422
                                                                             ------------
         Total Common Stocks (Cost $105,052,175) ......................       109,076,108
                                                                             ------------
TOTAL INVESTMENTS (Cost $105,052,175*) .........................  99.7%       109,076,108
OTHER ASSETS AND LIABILITIES (NET) .............................   0.3            364,418
                                                                 -----       ------------
NET ASSETS ..................................................... 100.0%      $109,440,526
                                                                 =====       ============
--------------
*Aggregate cost for federal tax purposes.
+Non-income producing security.
------------------------------------------------------------------------------
                                     GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INTERNATIONAL GROWTH FUND

APRIL 30, 1999 (UNAUDITED)

     SHARES                                                                        VALUE
     ------                                                                        -----
COMMON STOCKS - 96.5%
    JAPAN - 25.9%
    23,210  Advantest Corporation .....................................      $  1,774,768
   224,000  Hitachi Ltd. ..............................................         1,635,913
    58,000  Hoya Corporation ..........................................         3,036,013
    38,000  Matsushita Communication Industrial Company, Ltd. .........         2,727,471
    16,900  Nichiei Company Ltd. ......................................         1,464,950
   137,000  Nomura Securities Company, Ltd. ...........................         1,477,856
        76  NTT Mobile Communications Network, Inc. ...................         4,455,611
    38,900  Orix Corporation ..........................................         3,130,896
   179,000  Sanwa Bank, Ltd. ..........................................         2,008,878
     7,270  Shohkoh Fund & Company, Ltd. ..............................         4,262,144
    10,000  Softbank Corporation ......................................         1,330,821
    20,200  Sony Corporation ..........................................         1,886,348
    49,000  Sumitomo Bank, Ltd. .......................................           663,183
   112,000  Sumitomo Rubber Industries, Ltd. ..........................           736,348
    19,000  Tokyo Electron Ltd. .......................................         1,082,077
    28,900  Tokyo Seimitsu Company, Ltd. ..............................         1,599,908
   432,000  Toshiba Corporation .......................................         2,894,472
                                                                             ------------
                                                                               36,167,657
                                                                             ------------
    UNITED KINGDOM - 12.0%
    37,500  AstraZeneca Group Plc .....................................         1,467,738
    51,700  Barclays Plc ..............................................         1,641,772
   213,600  British Aerospace Plc .....................................         1,597,825
    88,800  British Energy Plc ........................................           754,976
   457,000  British Steel Plc .........................................         1,086,222
   613,100  FKI Plc ...................................................         1,696,425
   113,000  Imperial Chemical Industries Plc ..........................         1,223,400
    41,800  MEPC Plc ..................................................           306,295
   205,000  Orange Plc+ ...............................................         2,789,968
    10,700  Perpetual Plc .............................................           629,138
   157,800  Reed International Plc ....................................         1,435,538
   319,008  Williams Holdings Plc .....................................         2,191,311
                                                                             ------------
                                                                               16,820,608
                                                                             ------------
    ITALY - 8.5%
   350,000  Banca Nazionale del Lavoro+ ...............................         1,194,486
   800,000  Olivetti Spa+ .............................................         2,789,424
 2,246,200  Seat-Pagine Gialle Spa+ ...................................         1,848,828
   397,800  Telecom Italia Spa ........................................         4,232,577
 3,060,000  Unione Immobiliare Spa+ ...................................         1,752,392
                                                                             ------------
                                                                               11,817,707
                                                                             ------------
    FRANCE - 7.9%
    14,500  Elf Aquitaine SA ..........................................         2,252,143
    10,600  PSA Peugeot Citroen .......................................         1,758,394
    35,600  Rhone-Poulenc Rorer, Inc. .................................         1,692,673
     6,000  Societe Generale, Class A .................................         1,073,928
    45,000  Societe Generale d'Enterprises Ord ........................         1,901,880
     8,000  Suez Lyonnaise Des Eaux ...................................         1,360,901
    64,700  Usinor SA+ ................................................         1,000,820
                                                                             ------------
                                                                               11,040,739
                                                                             ------------
    GERMANY - 6.5%
    60,100  BHF-Bank AG ...............................................         2,260,659
    22,800  Fresenius Medical Care AG .................................         1,223,796
    13,700  Hannover Rueckversicherungs AG ............................         1,121,845
     3,041  KSB AG-VORZUG .............................................           443,411
     9,000  Mannesmann AG .............................................         1,184,871
    38,700  Siemens AG ................................................         2,862,329
       600  Telegate AG ...............................................            27,260
                                                                             ------------
                                                                                9,124,171
                                                                             ------------
    NETHERLANDS - 5.2%
     7,900  IHC Caland NV .............................................           358,092
    26,200  Koninklijke Hoogovens NV ..................................         1,050,567
    52,200  United Pan-Europe Communications NV+ ......................         2,699,814
    69,504  Vedior NV+ ................................................         1,564,228
    65,287  Vendex NV .................................................         1,624,532
                                                                             ------------
                                                                                7,297,233
                                                                             ------------
    SWITZERLAND - 3.6%
       159  Roche Holdings AG Genuss ..................................         1,869,485
    15,700  TAG Heuer International SA ................................         1,571,749
     4,800  UBS AG ....................................................         1,629,571
                                                                             ------------
                                                                                5,070,805
                                                                             ------------
    KOREA - 3.4%
    38,800  Daewoo Securities Company+ ................................           958,166
    23,200  Hyundai Industrial Development & Construction Company .....           306,470
    24,700  Korea Electric Power Corporation ..........................           710,761
    35,000  Samsung Corporation .......................................           491,796
    29,406  Samsung Electronics .......................................         2,261,429
                                                                             ------------
                                                                                4,728,622
                                                                             ------------
    CANADA - 3.1%
   116,600  Research in Motion Ltd.+ ..................................         1,411,516
   152,500  Rogers Communications, Inc.+ ..............................         2,855,453
     4,700  Versus Technologies Inc.+ .................................            58,025
                                                                             ------------
                                                                                4,324,994
                                                                             ------------
    FINLAND - 3.0%
    87,400  Metra Oyj, Class B ........................................         2,174,768
    80,500  Sonera Group Oyj+ .........................................         1,590,553
    52,000  Teleste Oyj+ ..............................................           453,281
                                                                             ------------
                                                                                4,218,602
                                                                             ------------
    ISRAEL - 2.9%
    46,600  Blue Square-Israel Ltd., ADR ..............................           646,575
    42,700  ECI Telecommunications Ltd., ADR ..........................         1,574,563
    37,200  Orbotech, Ltd.+ ...........................................         1,785,600
                                                                             ------------
                                                                                4,006,738
                                                                             ------------
    DENMARK - 2.4%
     9,100  International Service Systems A/S, Class B ................           534,214
    10,500  Tele Danmark A/S ..........................................         1,082,059
    25,700  Unidanmark A/S, Class A ...................................         1,764,427
                                                                             ------------
                                                                                3,380,700
                                                                             ------------
    SWEDEN - 2.1%
    17,650  Biora AB, Sponsored ADR+ ..................................           221,728
   106,237  Electrolux AB, B Shares ...................................         2,153,197
    23,700  Kinnevik AB, B Shares .....................................           519,675
                                                                             ------------
                                                                                2,894,600
                                                                             ------------
    PORTUGAL - 2.1%
    91,466  Banco Mello, SA ...........................................           831,129
    33,900  Banco Pinto & Sotto Mayor, SA .............................           632,201
    34,200  Portugal Telecom, SA ......................................         1,425,554
                                                                             ------------
                                                                                2,888,884
                                                                             ------------
    HONG KONG - 1.7%
   696,000  SmarTone Telecommunications Holdings, Ltd.                          2,410,992
                                                                             ------------
    IRELAND - 1.7%
   101,400  Bank of Ireland ...........................................         2,030,288
    73,800  Greencore Group Plc .......................................           280,717
                                                                             ------------
                                                                                2,311,005
                                                                             ------------
    AUSTRALIA - 1.3%
   232,000  Australia & New Zealand Banking Group Ltd.                          1,837,706
                                                                             ------------
    SPAIN - 1.0%
    62,400  Banco Santander Central Hispano, SA .......................         1,355,559
                                                                             ------------
    GREECE - 0.8%
    96,200  Hellenic Telecommunications Organization SA (OTE), GDR ....         1,118,325
                                                                             ------------
    TURKEY - 0.7%
 9,660,000  Eregli Demir ve Celik Fabrikalari AS ......................           177,492
14,000,000  Haci Omer Sabanci Holding AS ..............................           384,066
17,500,000  Yapi ve Kredi Bankasi AS ..................................           419,793
                                                                             ------------
                                                                                  981,351
                                                                             ------------
    SINGAPORE - 0.5%
   398,000  Development Bank of Singapore, Ltd. .......................           736,733
                                                                             ------------
    THAILAND - 0.2%
   300,000  Siam Commerial Bank Public Company Ltd. ...................           210,413
                                                                             ------------
            Total Common Stocks (Cost $119,623,265) ...................       134,744,144
                                                                             ------------
WARRANT - 0.0%**
  Cost ($0)
   300,000  Siam Commerial Bank Public Company Ltd.,
              Expires 05/11/1999+ .....................................                 0
                                                                             ------------
 PRINCIPAL
  AMOUNT
 ---------
REPURCHASE AGREEMENT - 4.3%
  (Cost $5,963,000)
$5,963,000  Repurchase agreement with State Street Corporation, 4.820%
              dated 04/30/1999 to be repuchased at $5,965,395 on
              05/03/1999, collaterlized by $5,378,000 U.S. Treasury
              Bond,10.375% due 11/15/2009 (Market Value of
              $5,489,863) .............................................         5,963,000
                                                                             ------------
TOTAL INVESTMENTS (Cost $125,586,265*) ........................  100.8%       140,707,144
OTHER ASSETS AND LIABILITIES (NET) ............................  (0.8)         (1,165,296)
                                                                 -----       ------------
NET ASSETS ....................................................  100.0%      $139,541,848
                                                                 =====       ============
--------------
 * Aggregate cost for federal tax purposes.
** Amount represents less than 0.1% of net assets.
 + Non-income producing security.


AS OF APRIL 30, 1999, SECTOR DIVERSIFICATION WAS AS FOLLOWS:
                                                              % OF
                    SECTOR DIVERSIFICATION                 NET ASSETS             VALUE
                    ----------------------                 ----------             -----
COMMON STOCKS:
Telecommunications ......................................        24.1 %      $ 33,644,421
Financial Services ......................................        22.6          31,576,130
Technology ..............................................        12.8          17,815,510
Producer Durables .......................................        10.0          13,929,237
Material & Processing ...................................         7.6          10,589,665
Energy ..................................................         3.8           5,299,372
Health Care .............................................         3.4           4,782,747
Retail ..................................................         2.8           3,842,856
Autos & Transportation ..................................         1.2           1,758,394
Consumer Discretionary ..................................         0.4             534,214
Consumer Staples ........................................         0.2             280,717
Other ...................................................         7.6          10,690,882
                                                                -----        ------------
TOTAL COMMON STOCKS .....................................        96.5         134,744,144
WARRANT .................................................         0.0 **                0
OTHER INVESTMENTS .......................................         4.3           5,963,000
                                                                -----        ------------
TOTAL INVESTMENTS .......................................       100.8         140,707,144
OTHER ASSETS AND LIABILITIES (NET)                               (0.8)         (1,165,296)
                                                                -----        ------------
NET ASSETS ..............................................       100.0 %      $139,541,848
                                                                =====        ============
--------------
** Amount represents less than 0.1% of net assets.

                    SCHEDULE OF FOREIGN CURRENCY CONTRACTS
                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                            CONTRACTS TO RECEIVE                     NET
               ----------------------------------------------    UNREALIZED
                                                     IN         APPRECIATION/
 EXPIRATION          LOCAL          VALUE IN      EXCHANGE     (DEPRECIATION)
    DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
-------------  ------------------  -----------  -------------  ---------------
 05/07/1999    JPY     48,253,590    404,431       409,692          $(5,261)
 05/07/1999    THB  7,800,000,000    210,433       210,073              360
                                                                    -------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts ........................................       $(4,901)
                                                                    =======

--------------------------------------------------------------------------------
                                     GLOSSARY OF TERMS
ADR    -- American Depositary Receipt
GDR    -- Global Depositary Receipt
JPY    -- Japanese Yen
THB    -- Thailand Baht
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements (unaudited)
WM GROUP OF FUNDS

1.  ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") was organized under the laws of the Commonwealth of Massachusetts on September 19, 1997 as a business entity commonly known as a "Massachusetts business trust." Trust I is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. WM Trust II ("Trust II") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on February 22, 1989 and is registered under the 1940 Act, as an open-end management investment company. Trust I and Trust II (together the "Trusts") consist of 18 funds as follows:

TRUST I                           TRUST II

EQUITY FUNDS                      EQUITY FUNDS
Bond & Stock Fund                 Growth Fund
Growth & Income Fund              Emerging Growth Fund
Northwest Fund                    International Growth Fund

FIXED INCOME FUNDS                FIXED INCOME FUNDS
U.S. Government Securities Fund   Short Term High Quality Bond Fund
Income Fund                       Target Maturity 2002 Fund
High Yield Fund
                                  MUNICIPAL FUNDS
MUNICIPAL FUND                    California Municipal Fund
Tax-Exempt Bond Fund              California Insured Intermediate Municipal Fund
                                  Florida Insured Municipal Fund
MONEY MARKET FUNDS
Money Market Fund                 MONEY MARKET FUND
Tax-Exempt Money Market Fund      California Money Fund

Trust I and Trust II (with the exception of the Money Market Funds) consist of 15 funds (each a "Fund" collectively, the "Funds") The financial statements for the Money Market Funds are presented in a separate report.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trusts.

Each of the Funds, except the Target Maturity 2002 Fund, offers four classes of shares: Class A shares, Class B shares, Class S shares and Class I shares. The Target Maturity 2002 Fund offers only Class A shares. Class A shares of the Funds are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased by exchange from another Fund within Trust I or Trust II may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares and Class S shares are not subject to an initial sales charge. Class B shares and Class S shares are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, an open-end management investment company, and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern Standard time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern Standard time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market valued as determined by or under the direction of the Board of Trustees.

Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund subject to obligation to resell the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with whom each Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Each Fund, except the Target Maturity 2002 Fund, may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will segregate with the Trusts' custodian liquid assets that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

The Equity Funds, Fixed Income Funds and the Municipal Funds may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at April 30, 1999. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instruments or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security will be increased by the premium originally paid.

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

The Equity Funds, Fixed Income Funds (except the Target Maturity 2002 Fund) and the Municipal Funds may engage in options on foreign currency and options on interest rate futures. Options on foreign currency and options on interest rate futures act as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Each Fund may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/ (depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at April 30, 1999. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arising from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Equity Funds and Fixed Income Funds (with the exception of the Target Maturity 2002, U.S. Government Securities, Bond & Stock, Growth & Income and Northwest Funds) may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at April 30, 1999. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Advisor and/or Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

The Income Fund, Short Term High Quality Bond Fund and U.S. Government Securities Fund, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the net assets of each Fund may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) futures contracts and options to the extent a liquid secondary market does not exist for the instruments; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed Income Funds (except the Target Maturity 2002 Fund), and the Municipal Funds are declared daily and paid monthly. Dividends from the net investment income of the Bond & Stock and Growth & Income Funds are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Target Maturity 2002, Emerging Growth, International Growth and Northwest Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund as a whole.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon relative net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

OTHER:

The Municipal Funds and the Fixed Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fixed Income Funds may also purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Advisor. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $200 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
NAME OF FUND                                                 $200 MILLION              $500 MILLION             $500 MILLION
---------                                                     ---------                 ---------                 ---------
Short Term High Quality Bond Fund...................             .500%                     .450%                    .400%

                                                                                                                   FEES ON
                                                          FEES ON NET ASSETS            EXCEEDING               AVERAGE DAILY
                                                          UP TO $500 MILLION           $500 MILLION              NET ASSETS
                                                             ------------                -------                  ---------
California Municipal Fund
(11/01/1998 - 12/31/1998) ..........................            .700%                     .550%                      --
(01/01/1999 - 04/30/1999) ..........................              --                        --                      .500%
California Insured Intermediate
Municipal Fund
(11/01/1998 - 12/31/1998) ..........................            .700%                     .550%                      --
(01/01/1999 - 04/30/1999) ..........................              --                        --                      .500%
Florida Insured Municipal Fund
(11/01/1998 - 12/31/1998) ..........................            .700%                     .550%                      --
(01/01/1999 - 04/30/1999) ..........................              --                        --                      .500%

                                                          FEES ON NET ASSETS        FEES ON NET ASSETS             FEES ON
                                                                UP TO                   EXCEEDING               AVERAGE DAILY
NAME OF FUND                                                 $250 MILLION              $250 MILLION              NET ASSETS
---------                                                     ---------                 ---------                 ---------
Tax-Exempt Bond Fund ...............................            .500%                     .400%                      --
U.S. Government Securities Fund
(11/01/1998 - 12/31/1998) ..........................            .625%                     .500%                      --
(01/01/1999 - 04/30/1999) ..........................              --                        --                      .500%
Income Fund
(11/01/1998 - 12/31/1998)                                       .625%                     .500%                      --
(01/01/1999 - 04/30/1999) ..........................              --                        --                      .500%
High Yield Fund ....................................            .625%                     .500%                      --
Growth & Income Fund ...............................            .625%                     .500%                      --
Bond & Stock Fund ..................................            .625%                     .500%                      --

                                                             FEES ON NET ASSETS
                                                                 EXCEEDING
                                       FEES ON NET ASSETS       $100 MILLION
                                            EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS         FEES ON
                                          OR LESS THAN          OR LESS THAN           EXCEEDING           AVERAGE DAILY
                                          $100 MILLION          $200 MILLION          $200 MILLION           NET ASSETS
                                           ---------             ---------             ---------             ---------
Growth Fund
(11/01/1998 - 12/31/1998) .........          1.100%                1.050%                1.025%                  --
(01/01/1999 - 04/30/1999) .........            --                    --                    --                   .850%

                                                                      FEES ON NET ASSETS
                                                                          EXCEEDING
                                                FEES ON NET ASSETS       $500 MILLION
                                                     EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS
                                                   OR LESS THAN          OR LESS THAN           EXCEEDING
                                                   $500 MILLION           $1 BILLION            $1 BILLION
                                                    ---------             ---------             ---------
Northwest Fund .............................          .625%                 .500%                 .375%

                                                                      FEES ON NET ASSETS
                                                                          EXCEEDING
                                                FEES ON NET ASSETS       $50 MILLION
                                                     EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS
                                                   OR LESS THAN          OR LESS THAN           EXCEEDING
                                                   $50 MILLION           $125 MILLION          $125 MILLION
                                                    ---------             ---------             ---------
International Growth Fund ..................          1.100%                1.000%                .800%

                                                             FEES ON NET ASSETS
                                                                 EXCEEDING
                                       FEES ON NET ASSETS       $100 MILLION
                                            EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS         FEES ON
                                          OR LESS THAN          OR LESS THAN           EXCEEDING           AVERAGE DAILY
                                          $100 MILLION          $500 MILLION          $500 MILLION           NET ASSETS
                                           ---------             ---------             ---------             ---------
Emerging Growth Fund
(11/01/1998 - 12/31/1998) .........          1.050%                1.000%                .900%                   --
(01/01/1999 - 04/30/1999) .........            --                    --                    --                   .850%

                                                                                        FEES ON
                                                                                     AVERAGE DAILY
                                                                                       NET ASSETS
                                                                                       ---------
Target Maturity 2002 Fund .......................................................        .250%

WM Advisors provides administration services to the Trusts at no additional fee.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses reimbursed by the Advisor for the six months ended April 30, 1999 were as follows:

                                                                    EXPENSES
NAME OF FUND                                    FEES WAIVED        REIMBURSED
------------                                    -----------        ----------

Target Maturity 2002 Fund ......................  $  2,713          $ 26,879
High Yield Fund ................................    79,790             --
Short Term High Quality Bond Fund ..............   173,220             --
U.S. Government Securities Fund ................   213,833             --
Income Fund ....................................    30,000
California Insured Intermediate Municipal Fund .    41,951             --
California Municipal Fund ......................   143,665             --
Florida Insured Municipal Fund .................    47,323             --
Growth & Income Fund ...........................    30,000             --
Growth Fund ....................................   397,780             --
Emerging Growth Fund ...........................   159,910             --

WM Shareholder Services, Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of Washington Mutual serves as the transfer and shareholder servicing agent of the Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are as follows:

NAME OF FUND                                     CLASS A             CLASS B & S
------------                                     -------             -----------

The Fixed Income Funds ........................   $1.45                 $1.55
The Equity Funds ..............................    1.25                  1.35
The Municipal Funds ...........................    1.45                  1.55

Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the six months ended April 30,1999 are shown separately in the Statement of Operations.

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trusts' eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to plan participants are paid solely out of the Trusts' assets.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class S shares of the Funds. For the six months ended April 30, 1999, the Distributor received $2,220,773 representing commissions (front-end sales charges) on Class A shares. In addition, the Distributor received $1,030,351 representing CDSC fees from Class B and S shares. For the six months ended April 30, 1999, WM Financial Services, Inc. ("WM Securities"), also a registered broker-dealer, received $239,921 representing commissions on Class A shares. In addition, WM Securities received $416,976 representing CDSC fees from Class B and S shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class S shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. The Trustees have not authorized, and the Funds do not currently pay service fees with respect to Class A shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class S shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. For the six months ended April 30, 1999, the Distributor waived fees of $4,591, $65,354 and $18,323 for the Income Fund, the Growth & Income Fund and the Growth Fund, respectively. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each of the Class A Plan, Class B Plan and Class S Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended April 30, 1999 were as follows:

NAME OF FUND                                    PURCHASES             SALES
------------                                    ---------             -----

High Yield Fund ................................$ 37,535,076        $  3,099,890
Short Term High Quality Bond Fund ..............  29,300,882           5,040,326
U.S. Government Securities Fund ................     791,621           1,659,850
Income Fund ....................................   8,654,670          30,496,442
California Insured Intermediate Municipal Fund .  39,834,821          34,486,130
California Municipal Fund ...................... 168,814,055         151,015,505
Florida Insured Municipal Fund .................  18,386,054          17,176,442
Tax-Exempt Bond Fund ...........................  93,038,712          78,299,487
Bond & Stock Fund ..............................  69,235,593          96,805,118
Growth & Income Fund ........................... 223,353,592         280,324,127
Growth Fund .................................... 402,656,595         314,080,043
Northwest Fund .................................  58,803,638          93,861,049
Emerging Growth Fund ...........................  28,699,429          63,552,274
International Growth Fund ......................  99,827,318         110,355,493

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended April 30, 1999 were as follows:

NAME OF FUND                                 PURCHASES               SALES
------------                                 ---------               -----
Target Maturity 2002 Fund .............    $   --                 $    251,629
High Yield Fund .......................          508,828             --
Short Term High Quality Bond Fund .....       32,569,853            32,920,156
U.S. Government Securities Fund .......      109,385,283           110,050,133
Income Fund ...........................       28,826,566            11,255,107
Bond & Stock Fund .....................        9,577,656            17,806,901

At April 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                 TAX BASIS         TAX BASIS
                                                 UNREALIZED        UNREALIZED
NAME OF FUND                                    APPRECIATION      DEPRECIATION
------------                                    ------------      ------------
Target Maturity 2002 Fund ..................... $     59,401       $    --
High Yield Fund ...............................    1,308,699         1,242,783
Short Term High Quality Bond Fund .............      695,901           449,884
U.S. Government Securities Fund ...............    6,445,519         2,684,115
Income Fund ...................................   15,871,132         4,565,198
California Insured Intermediate Municipal Fund     3,353,776            72,847
California Municipal Fund .....................   25,553,330         1,107,532
Florida Insured Municipal Fund ................    1,746,918            40,562
Tax-Exempt Bond Fund ..........................   28,740,183           187,145
Bond & Stock Fund .............................   67,586,071        13,799,823
Growth & Income Fund ..........................  390,178,242        30,911,283
Growth Fund ...................................  173,430,065         4,125,852
Northwest Fund ................................  143,900,344        12,354,384
Emerging Growth Fund ..........................   19,494,177        15,470,244
International Growth Fund .....................   20,132,229         5,011,350

7.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

As of April 30, 1999, WM Shareholder Services, Inc. owned greater than five percent of the respective share classes:

                                         NUMBER OF             PERCENTAGE OF
                                        FUND SHARES          TOTAL FUND SHARES
                                  ----------------------   --------------------
NAME OF FUND                       CLASS S       CLASS I    CLASS S      CLASS I
------------                       -------       -------    -------      -------

California Insured Intermediate
  Municipal Fund .................    83           111       49.11%      100.00%
California Municipal Fund ........    82           110       13.12%      100.00%
Florida Insured Municipal Fund ...    85           119       49.13%      100.00%
Tax-Exempt Bond Fund .............    92           153       50.00%      100.00%

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

9.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Municipal and California Insured Intermediate Municipal Funds' investments in California municipal securities. The California Municipal and California Insured Intermediate Municipal Funds' are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Florida Insured Municipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions may affect the ability of Florida municipal securities issuers to meet their financial obligations.

The Short Term High Quality Bond Fund and the Equity Funds invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The Northwest Fund concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Fund is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

Certain Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

10.  REORGANIZATION

On March 5, 1999, each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation/(depreciation) included in the Acquired Fund's total net assets at the acquisition date are as follows:

                                                          VALUE OF                                  TOTAL NET        ACQUIRED
                                             SHARES        SHARES      TOTAL NET     TOTAL NET      ASSETS OF          FUND
                                            ISSUED BY      ISSUED      ASSETS OF     ASSETS OF      ACQUIRING       UNREALIZED
                                            ACQUIRING   BY ACQUIRING    ACQUIRED     ACQUIRING      FUND AFTER    APPRECIATION/
ACQUIRING FUND         ACQUIRED FUND          FUND          FUND          FUND          FUND       ACQUISITION    (DEPRECIATION)
---------------------  ------------------  -----------  ------------  ------------  ------------  --------------  --------------
WM Short Term High
Quality                Griffin Short Term
Bond Fund              Bond Fund            39,661,717  $ 92,034,226  $ 92,034,226  $ 75,432,745  $  167,466,971      $  (64,260)

WM U.S. Government     Griffin U.S.
Securities             Government Income
Fund                   Fund                  9,853,636   106,546,015   106,546,015   314,082,056     420,628,071       5,355,490

WM Income Fund         Griffin Bond Fund     9,617,831    89,012,396    89,012,396   248,628,981     337,641,377        (408,651)

WM California          Griffin California
Municipal Fund         Tax Free Fund         4,068,212    46,228,066    46,228,066   357,003,927     403,231,993       1,834,004
WM Tax-Exempt Bond     Griffin Municipal
Fund                   Bond Fund             2,693,838    21,658,948    21,658,948   307,360,142     329,019,090         599,436
WM Growth & Income     Griffin Growth &
Fund                   Income Fund          14,313,352   331,829,218   331,829,218   928,644,038   1,260,473,256      30,243,249
WM Growth Fund         Griffin Growth
                       Fund                  3,845,456    88,816,364    88,816,364   412,602,290     501,418,654      24,492,457

11.  SUBSEQUENT EVENTS

Trustees approved the appointment of Capital Guardian Trust Company as sub-advisor to the International Growth Fund at a telephonic meeting held April 21, 1999, and ratified that decision at an in-person meeting held June 8, 1999. Trustees also recommended that shareholders approve the appointment at a special shareholder meeting scheduled for June 23, 1999. Should shareholders approve, it is anticipated that the change in sub-advisor will occur on or about June 23, 1999.

At their meeting on March 9, 1999, Trustees approved the conversion of Class S shares to Class B shares for all funds in the Trusts offering Class S shares. The conversion is expected to occur on or about July 16, 1999.

SPECIAL meeting OF shareholders (unaudited)
WM GROUP OF FUNDS

SHAREHOLDER VOTES

1. At a special meeting of shareholders held December 18, 1998, shareholders of the Tax-Exempt Bond Fund approved a Sub-Advisory Agreement between WM Advisors, Inc. and Van Kempen Management, Inc.

   AGAINST OR FOR          WITHHELD              ABSTAINED               TOTAL
   --------------          --------              ---------               -----
     21,121,688             472,418              1,280,750            22,874,856

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This Semi-Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.

Member NASD


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